Filed Pursuant to Rule 497
Registration No. 333-187447

PROSPECTUS SUPPLEMENT

(To prospectus dated June 6, 2014)

6,600,000 Shares

Common Stock

We are offering 6,600,000 shares of our common stock. Our common stock is listed on the New York Stock Exchange, or the NYSE, under the trading symbol “HTGC.” The last sale price, as reported on the NYSE on March 20, 2015, was $13.98 per share. The net asset value per share of our common stock at December 31, 2014 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $10.18.

We are an internally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or by telephone by calling collect at (650) 289-3060 or on our website at www.htgc.com. The information on our website is not incorporated by reference into this prospectus or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

An investment in our common stock involves risks, including the risk of a total loss of your investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page S-12 in this prospectus supplement and the “Risk Factors” section beginning on page 11 of the accompanying prospectus to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PRICE $13.64 PER SHARE

	Per Share	Total
Price to Public	$13.64	$90,024,000
Underwriting Discounts and Commissions	$0.41	$2,706,000
Proceeds to us(1)	$13.23	$87,318,000

(1)	Expenses payable by us are estimated to be $350,000.

The underwriters have an option to purchase up to an additional 990,000 shares from us at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement to cover over-allotments. If the underwriters exercise this option in full, the total public offering price will be $103,527,600, the total underwriting discount and commissions (sales load) paid by us will be $3,111,900, and total proceeds, before expenses, will be $100,415,700.

Delivery of the shares of common stock will be made on or about March 27, 2015.

Joint Book-Running Managers

Wells Fargo Securities	Raymond James	Keefe, Bruyette & Woods
A Stifel Company

Lead Manager

JMP Securities

Co-Managers

BB&T Capital Markets	Wunderlich	Janney Montgomery Scott

The date of this prospectus supplement is March 24, 2015.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or such prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in our common stock.

Prospectus Supplement

Prospectus

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly, assuming that the underwriters do not exercise their over-allotment option. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	3.01%
Offering expenses	0.39	%(2)
Dividend reinvestment plan fees	—	(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	3.40%

Annual Expenses (as a percentage of net assets attributable to common stock):(8)
Operating expenses	5.54	%(4)(5)
Interest and fees paid in connection with borrowed funds	5.18	%(6)

Total annual expenses	10.72	%(7)

(1)	Represents the underwriting discount with respect to the shares of our common stock sold by us in this offering.
(2)	The percentage reflects estimated offering expenses of approximately $350,000 (including up to $10,000 in reimbursement of certain underwriters’ counsel fees).
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in this prospectus supplement and the accompanying prospectus.
(4)	“Operating expenses” represent our operating expenses incurred for the year ended December 31, 2014, including income tax expense (benefit) including excise tax and all fees and expenses of our consolidated subsidiaries and excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2013 was 5.23%. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors” in this prospectus supplement and the accompanying prospectus.
(5)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest and fees paid in connection with borrowed funds” represents interest and fee payments on borrowed funds incurred for the year ended December 31, 2014, including our Wells Facility, Union Bank Facility, the Convertible Senior Notes, the 2019 Notes, the 2024 Notes, the 2017 Asset-Backed Notes, the 2021 Asset-Backed Notes and the SBA debentures, each of which is defined herein. These expenses do not include the Loss on debt extinguishment (Long-term Liabilities—Convertible Senior Notes) for the year ended December 31, 2014. If this item were included in the annual expenses, the percentage would be 5.42%. This percentage for the year ended December 31, 2013 was 5.83%.
(7)	“Total annual expenses” is the sum of “operating expenses,” “interest payments on borrowed funds” and “fees paid in connection with borrowed funds.” This percentage for the year ended December 31, 2013 was 11.06%. “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.
(8)	“Net assets attributable to common stock” equals the weighted average net assets for 2014, which is approximately $655.8 million.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a $1,000 hypothetical investment in our common stock, assuming (1) a 3.01% sales load (underwriting discounts and commissions) and offering expenses totaling 0.39%, (2) total net annual expenses of 10.72% of net assets attributable to common shares as set forth in the table above and (3) a 5.00% annual return. These amounts assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$135	$320	$484	$823

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus supplement and the accompanying prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a small business investment company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Supplemental Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

Industry and Market Data

This prospectus supplement and the accompanying prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureSource, an independent venture capital industry research company which we refer to as VentureSource. VentureSource is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus supplement and the accompanying prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus supplement and the accompanying prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our securities, including our common stock, could be materially adversely affected.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents that are referenced in this prospectus supplement and the accompanying prospectus, together with any accompanying supplements. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “Hercules,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries.

Our Company

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology, at all stages of development. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We have qualified as and have elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

As of December 31, 2014, our total assets were approximately $1.3 billion, of which our investments comprised $1.0 billion at fair value and $1.0 billion at cost. Since inception through December 31, 2014, we have made debt and equity commitments of approximately $4.9 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company, or SBIC, subsidiaries, Hercules Technology II, L.P., or HT II, and Hercules Technology III, L.P., or HT III. At December 31, 2014, we have issued $190.2 million in Small Business Administration, or SBA, guaranteed debentures in our SBIC subsidiaries. See “Regulation-Small Business Administration Regulations” in the accompanying prospectus for additional information regarding our SBIC subsidiaries.

As of December 31, 2014, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 39 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

The following chart shows the ownership structure and relationship of certain entities with us.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies, which typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We seek to mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (generally 12-60 months), security interests in the assets of our portfolio companies, and on select investments covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies, select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalization and refinancing and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

Recent Developments

Departure of Chief Financial Officer

On March 20, 2015, we announced that Jessica Baron, our Chief Financial Officer, decided to resign from her position within the next few months or until we identify her permanent successor. Ms. Baron will continue to direct our finance activities as Chief Financial Officer until her departure date. We are in the process of conducting a national search for a new Chief Financial Officer and expect to announce a succession plan on or before Ms. Baron’s departure date.

Ms. Baron has served as our Chief Financial Officer since June 2011. She joined the Company in 2006 and served in various roles within our finance group, prior to her promotion to Chief Financial Officer. Any unvested awards granted to Ms. Baron will cease to vest on her departure date.

Grants of Restricted Stock and Cash Bonuses

On March 10, 2015, the Compensation Committee awarded an aggregate amount of 576,500 shares of restricted stock, of which 385,891 shares were awarded to certain of our named executive officers, at a price of $14.02. These awards were granted under our 2004 Equity Incentive Plan in recognition of the performance of each named executive officer during the 2014 fiscal year. For additional information regarding our 2004 Equity Incentive Plan, see “Corporate Governance—Executive Compensation—2004 Equity Incentive Plan” in the accompanying prospectus. The Compensation Committee also awarded cash bonuses of $3.2 million in aggregate amount, of which $1.1 million was awarded to certain of our named executive officers.

Appointment of Directors

Susanne D. Lyons

On March 7, 2015, our Board of Directors elected Ms. Susanne D. Lyons as a director of the Company. In connection with her election, the Board of Directors increased the size of the Board of Directors to five directors. There are no arrangements or understandings between Ms. Lyons and any other persons pursuant to which Ms. Lyons was elected as a director of the Company. Ms. Lyons will be entitled to applicable retainer and meeting fees and an option award pursuant to our director compensation arrangements, under terms consistent with those previously disclosed by us. Ms. Lyons also will be entitled to enter into an indemnification agreement with us.

Ms. Lyons joined the Company as a director in March 2015 and will hold office as a class I director for a term expiring in 2017. She will serve on the Audit, Compensation and Nominating and Corporate Governance Committees.

Ms. Lyons is a retired senior executive who has held top marketing and general management roles at some of the largest financial services companies in America, including VISA (USA), Charles Schwab & Co., Inc. and Fidelity Investments. She retired in September 2007 as the chief marketing officer for Visa (USA), where she was responsible for all aspects of brand, advertising and marketing services since June 2004.

In her ten year career at Charles Schwab & Co., Inc. from April 1992 to May 2001, Ms. Lyons held various marketing and general management positions, including enterprise president of retail client services. She also served as chief marketing officer from January 2000 to May 2001. Previously, Ms. Lyons spent ten years at Fidelity Investments from June 1982 to April 1992, where she held senior positions in marketing, product development and business strategy.

Ms. Lyons currently serves on the board of directors of the U.S. Olympic Committee, a position she has held since December 2010. She has been president of the board of directors of Wildcare, a not-for-profit organization, since September 2008. She previously served on the board of directors of CNET Networks, Inc. from April 2007 to July 2008, until its acquisition by CBS Corp., as well as Gain Capital Holdings, Inc. from December 2008 to June 2013. Ms. Lyons also served on the advisory board of Marketo, Inc., a marketing automation software company, from February 2008 to January 2011. Ms. Lyons received her undergraduate degree from Vassar College and received her masters in business administration from Boston University.

Thomas Fallon

On July 8, 2014, our Board of Directors elected Mr. Thomas Fallon as a director of the Company. In connection with his election, the Board of Directors increased the size of the Board of Directors to four directors. There are no arrangements or understandings between Mr. Fallon and any other persons pursuant to which Mr. Fallon was elected as a director of the Company. Mr. Fallon will be entitled to applicable retainer and meeting fees and an option award pursuant to the Company’s director compensation arrangements, under terms consistent with those previously disclosed by the Company. Mr. Fallon also will be entitled to enter into an indemnification agreement with the Company.

Mr. Fallon joined the Company as a director in 2014 and will hold office for a term expiring in 2015. Mr. Fallon has served as Chief Executive Officer of Infinera Corporation since June 2013 and as a member of Infinera’s board of directors since July 2009. From January 2010 to June 2013, Mr. Fallon served as Infinera’s President and Chief Executive Officer, and Mr. Fallon served as Infinera’s Chief Operating Officer from October 2006 to December 2009, and as its Vice President of Engineering and Operations from April 2004 to September 2006. From August 2003 to March 2004, Mr. Fallon was Vice President, Corporate Quality and Development Operations of Cisco Systems, Inc., a networking and telecommunications company. From May 2001 to August 2003, Mr. Fallon served as General Manager of Cisco Systems’ Optical Transport Business Unit. Mr. Fallon

holds a B.S.M.E. and M.B.A. from the University of Texas at Austin, and is currently a member of the Engineering Advisory Board of the University of Texas at Austin.

Interim Portfolio Update—First Quarter 2015

As of March 20, 2015, we originated approximately $170.0 million of debt and equity commitments to new and existing portfolio companies. We made seven new commitments to innovative growth stage companies, including approximately $36.0 million to companies in the technology industry and approximately $99.0 million to companies in the life sciences industry. We also provided approximately $35.0 million of debt and equity commitments and renewals to existing portfolio companies. During the beginning of 2015, we have generally seen new commitments close later in the quarter, lowering our inter quarter weighted average loan balances and as a result we expect any earnings growth from fundings of such commitments to shift by one or two quarters.

As of March 20, 2015, we had unfunded debt commitments of approximately $331.3 million, representing potential future portfolio growth. Approximately $211.0 million of these unfunded commitments are contingent upon the portfolio company achieving certain performance milestones prior tour debt commitments becoming available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent our future cash requirements. Our commitments may include conditions, such as reaching certain milestones, before our debt commitment would become available. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

As of March 20, 2015, we received approximately $53.4 million in principal repayments, exclusive of revolver payments, for the first quarter of 2015, of which approximately $25.9 million were unscheduled early repayments.

As of March 20, 2015, we had warrant and equity positions in six portfolio companies that had filed registration statements in contemplation of a potential IPO, including Good Technology, ViewRay Incorporated and four companies filed confidentially with the SEC under the JOBS Act. There can be no assurances that these companies will complete their IPOs in a timely manner or at all.

In addition, three of our portfolio companies completed IPO liquidity events, including:

•

In January 2015, our portfolio company, Box, Inc. (NYSE: BOX), completed its IPO. The shares we hold in Box are subject to certain restrictions that govern the timing of our divestment and may thus impact our ultimate gain or (loss). In the case of Box, we are subject to a customary IPO lockup period and are restricted from selling shares of common stock for approximately six months from the date of the IPO. The potential gain is subject to the price of the shares when we exit the investment.

•	In January 2015, our portfolio company, Zosano Pharma Corporation (NASDAQ: ZSAN), completed its IPO.

•	In February 2015, our portfolio company, Inotek Pharmaceuticals Corporation (NASDAQ: ITEK), completed its IPO.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, Massachusetts, New York, New York and McLean, Virginia. We maintain a website on the Internet at www.htgc.com. Information contained in our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2014, 2013, 2012, 2011 and 2010 and the financial statement of operations data for fiscal 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.” The historical data are not necessarily indicative of results to be expected for any future period.

	For the Years Ended December 31,
(in thousands, except per share amounts)	2014	2013	2012	2011	2010
Investment income:
Interest	$126,618	$123,671	$87,603	$70,346	$54,700
Fees	17,047	16,042	9,917	9,509	4,774

Total investment income	143,665	139,713	97,520	79,855	59,474
Operating expenses:
Interest	28,041	30,334	19,835	13,252	8,572
Loan fees	5,919	4,807	3,917	2,635	1,259
General and administrative	10,209	9,354	8,108	7,992	7,086
Employee Compensation:
Compensation and benefits	16,604	16,179	13,326	13,260	10,474
Stock-based compensation	9,561	5,974	4,227	3,128	2,709

Total employee compensation	26,165	22,153	17,553	16,388	13,183

Total operating expenses	70,334	66,648	49,413	40,267	30,100
Loss on debt extinguishment (Long-term Liabilities—Convertible Senior Notes)	(1,581)	—	—	—	—

Net investment income	71,750	73,065	48,107	39,588	29,374
Net realized gain (loss) on investments	20,112	14,836	3,168	2,741	(26,382)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(20,674)	11,545	(4,516)	4,607	1,990

Total net realized and unrealized gain (loss)	(562)	26,381	(1,348)	7,348	(24,392)

Net increase in net assets resulting from operations	$71,188	$99,446	$46,759	$46,936	$4,982

Change in net assets per common share (basic)	$1.12	$1.67	$0.93	$1.08	$0.12

Cash dividends declared per common share	$1.24	$1.11	$0.95	$0.88	$0.80

	For the Years Ended December 31,
(in thousands, except per share amounts)	2014	2013	2012	2011	2010
Balance sheet data:
Investments, at value	$1,020,737	$910,295	$906,300	$652,870	$472,032
Cash and cash equivalents	227,116	268,368	182,994	64,474	107,014
Total assets	1,299,223	1,221,715	1,123,643	747,394	591,247
Total liabilities	640,359	571,708	607,675	316,353	178,716
Total net assets	658,864	650,007	515,968	431,041	412,531
Other Data:
Total debt investments, at value	923,906	821,988	827,540	585,767	401,618
Total warrant investments, at value	25,098	35,637	29,550	30,045	23,690
Total equity investments, at value	71,733	52,670	49,210	37,058	46,724
Unfunded Commitments	339,014	150,986	61,851	168,196	117,200
Net asset value per share(1)	$10.18	$10.51	$9.75	$9.83	$9.50

(1)	Based on common shares outstanding at period end

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below in this prospectus supplement and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our common stock. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in our common stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to our Business Structure

We are dependent upon key management personnel for their time availability and for our future success, particularly Manuel A. Henriquez, our Chief Executive Officer, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with Mr. Henriquez and our senior management is not restricted from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, business development companies, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make loans with interest rates that are comparable to or lower than the rates that we typically offer. A significant increase in the number and/or the size of our competitors, including traditional commercial lenders and other financing sources, in technology-related industries could force us to accept less attractive investment terms. We may miss opportunities if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities, or that we will be able to fully invest our available capital.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain realized net capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. In addition, our results of operations and financial condition could be adversely affected.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leverage would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not used leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our secured credit facilities with Wells Fargo Capital Finance LLC (the “Wells Facility”) and MUFG Union Bank, N.A. (the “Union Bank Facility,” and together with the Wells Facility, our “Credit Facilities”) our Convertible Senior Notes, our 2019 Notes, our 2024 Notes, our 2017 Asset-Backed Notes and our 2021 Asset-Backed Notes (as each term is defined below) contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of December 31, 2014, we did not have any outstanding borrowings under our Credit Facilities. In addition, as of December 31, 2014, we had approximately $190.2 million of indebtedness outstanding incurred by our SBIC subsidiaries, approximately $17.7 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”), approximately $170.4 million in aggregate principal amount of 7.00% senior notes due 2019 (the “2019 Notes”), approximately $103.0 million in aggregate principal amount of 6.25% senior notes due 2024 (the “2024 Notes”), approximately $16.0 million in aggregate principal amount of fixed rate asset-backed notes issued in December 2012 (the “2017 Asset-Backed Notes”) in connection with our $230.7 million debt securitization (the “2012 Debt Securitization”) and approximately $129.3 million in aggregate principal amount of fixed rate asset-backed notes issued in November 2014 (the “2021 Asset-Backed Notes” together with the 2017 Asset Backed Notes, the “Asset-Backed Notes”) in connection with our $237.4 million debt securitization (the “2014 Debt Securitization,” together with the 2012 Debt Securitization, the “Debt Securitizations”).

There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, generally, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of December 31, 2014 our asset coverage ratio under our regulatory requirements as a business development company was 250.8% excluding our SBIC debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Annual Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)	(24.83%)	(14.97%)	(5.11%)	4.74%	14.60%

(1)	Assumes $1.3 billion in total assets, $626.6 million in debt outstanding, $658.9 million in stockholders’ equity, and an average cost of funds of 5.38%, which is the approximate average cost of borrowed funds, including our Credit Facilities, our Convertible Senior Notes, 2019 Notes, 2024 Notes, our SBA debentures and our Asset-Backed Notes for the period ended December 31, 2014. Actual interest payments may be different.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Under our borrowings and our Credit Facilities, current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. Our Credit Facilities and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a security interest in our assets in connection with any such credit facilities and borrowings.

Our Credit Facilities generally contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, our Credit Facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under the facilities and accelerated maturity dates for all amounts outstanding under the facilities, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the facilities. This could reduce our revenues and, by delaying any cash payment allowed to us under our facilities until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and our ability to make distributions sufficient to maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory requirements that restrict our ability to raise capital, our Credit Facilities, the Convertible Senior Notes, the 2019 Notes and the 2024 Notes contain various covenants which, if not complied with, could require accelerated repayment under the facility or require us to repurchase the Convertible Senior Notes, the 2019 Notes and the 2024 Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing our Credit Facilities, the Convertible Senior Notes, the 2019 Notes, and the 2024 Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under our Credit Facilities or the trustee or holders under the Convertible Senior Notes and could accelerate repayment under the facilities or the Convertible Senior Notes, the 2019 Notes or 2024 Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Borrowings” in the accompanying prospectus.

We may be unable to obtain debt capital on favorable terms or at all, in which case we would not be able to use leverage to increase the return on our investments.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

We are subject to certain risks as a result of our interests in connection with the Debt Securitizations and our equity interest in the Securitization Issuers.

On December 19, 2012, in connection with the 2012 Debt Securitization and the offering of the 2017 Asset-Backed Notes by Hercules Capital Funding Trust 2012-1 (the “2012 Securitization Issuer”), we sold and/or contributed to Hercules Capital Funding 2012-1 LLC, as trust depositor (the “2012 Trust Depositor”), certain senior loans made to certain of our portfolio companies (the “2012 Loans”), which the 2012 Trust Depositor in turn sold and/or contributed to the 2012 Securitization Issuer in exchange for 100% of the equity interest in the 2012 Securitization Issuer, cash proceeds and other consideration. Following these transfers, the 2012 Securitization Issuer, and not the 2012 Trust Depositor or us, held all of the ownership interest in the 2012 Loans.

In addition, on November 13, 2014, in connection with the 2014 Debt Securitization and the offering of the 2021 Asset-Backed Notes by Hercules Capital Funding Trust 2014-1 (the “2014 Securitization Issuer,” together with the 2012 Securitization Issuer, the “Securitization Issuers”), we sold and/or contributed to Hercules Capital Funding 2014-1 LLC, as trust depositor (the “2014 Trust Depositor,” together with the 2014 Trust Depositor, the “Trust Depositors”), certain senior loans made to certain of our portfolio companies (the “2014 Loans,” together with the 2012 Loans, the “Loans”), which the 2014 Trust Depositor in turn sold and/or contributed to the 2014 Securitization Issuer in exchange for 100% of the equity interest in the 2014 Securitization Issuer, cash proceeds and other consideration. Following these transfers, the 2014 Securitization Issuer, and not the 2014 Trust Depositor or us, held all of the ownership interest in the 2014 Loans.

As a result of the Debt Securitizations, we hold, indirectly through the 2012 Trust Depositor and the 2014 Trust Depositor, 100% of the equity interests in the 2012 Securitization Issuer and 2014 Securitization Issuer, respectively. As a result, we consolidate the financial statements of the Trust Depositors and the Securitization Issuers, as well as our other subsidiaries, in our consolidated financial statements. Because the Trust Depositors and the Securitization Issuers are disregarded as entities separate from their owners for U.S. federal income tax purposes, the sale or contribution by us to the Trust Depositors, and by the Trust Depositors to the Securitization Issuers, as applicable, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service (“IRS”) were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.

Further, a failure of the 2012 Securitization Issuer or the 2014 Securitization Issuer to be treated as a disregarded entity for U.S. federal income tax purposes would constitute an event of default pursuant to the indenture under the 2012 Debt Securitization or the indenture under the 2014 Debt Securitization, respectively, upon which the trustee under the 2012 Debt Securitization (the “2012 Trustee”) or the trustee under the 2014 Debt Securitization (the “2014 Trustee,” together with the 2012 Trustee, the “Trustees”), respectively, may and will at the direction of a supermajority of the holders of the 2017 Asset-Backed Notes (the “2017 Noteholders”)

or at the direction of a supermajority of the holders of the 2021 Asset-Backed Notes (the “2021 Noteholders,” together with the 2017 Noteholders, the “Noteholders”), respectively, declare the 2017 Asset-Backed Notes or 2021 Asset-Backed Notes, respectively, to be immediately due and payable and exercise remedies under the applicable indenture, including (i) to institute proceedings for the collection of all amounts then payable on the 2017 Asset-Backed Notes or the 2021 Asset-Backed Notes, respectively, or under the applicable indenture, enforce any judgment obtained, and collect from the 2012 Securitization Issuer or 2014 Securitization Issuer, respectively, and any other obligor upon the 2017 Asset-Backed Notes or the 2021 Asset-Backed Notes, respectively, monies adjudged due; (ii) institute proceedings from time to time for the complete or partial foreclosure of the applicable indenture with respect to the property of the 2012 Securitization Issuer or the 2014 Securitization Issuer, respectively; (iii) exercise any remedies as a secured party under the relevant UCC and take other appropriate action under applicable law to protect and enforce the rights and remedies of the 2012 Trustee or 2014 Trustee, respectively, and the 2017 Noteholders and 2021 Noteholders, respectively; or (iv) sell the property of the 2012 Securitization Issuer or the 2014 Securitization Issuer, respectively, or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any matter permitted by law. Any such exercise of remedies could have a material adverse effect on our business, financial condition, results of operations or cash flows.

An event of default in connection with either Debt Securitization could give rise to a cross-default under our other material indebtedness.

The documents governing our other material indebtedness contain customary cross-default provisions that could be triggered if an event of default occurs in connection with either Debt Securitization. An event of default with respect to our other indebtedness could lead to the acceleration of such indebtedness and the exercise of other remedies as provided in the documents governing such other indebtedness. This could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We may not receive cash distributions in respect of our indirect ownership interests in the Securitization Issuers.

Apart from fees payable to us in connection with our role as servicer of the Loans and the reimbursement of related amounts under the documents governing the Debt Securitizations, we receive cash in connection with the Debt Securitizations only to the extent that the Trust Depositors receive payments in respect of their respective equity interests in the Securitization Issuers. The respective holders of the equity interests in the Securitization Issuers are the residual claimants on distributions, if any, made by the respective Securitization Issuers after the respective Noteholders and other claimants have been paid in full on each payment date or upon maturity of the Asset-Backed Notes, subject to the priority of payments under the Debt Securitization documents governing the Debt Securitizations. To the extent that the value of a Securitization Issuer’s portfolio of loans is reduced as a result of conditions in the credit markets (relevant in the event of a liquidation event), other macroeconomic factors, distressed or defaulted loans or the failure of individual portfolio companies to otherwise meet their obligations in respect of the loans, or for any other reason, the ability of a Securitization Issuer to make cash distributions in respect of a Trust Depositor’s equity interests would be negatively affected and consequently, the value of the equity interests in the Securitization Issuer would also be reduced. In the event that we fail to receive cash indirectly from the Securitization Issuers, we could be unable to make distributions, if at all, in amounts sufficient to maintain our status as a RIC.

The interests of the Noteholders may not be aligned with our interests.

The Asset-Backed Notes are debt obligations ranking senior in right of payment to the rights of the holder of the equity interests in the Securitization Issuers, as residual claimants in respect of distributions, if any, made by the Securitization Issuers. As such, there are circumstances in which the interests of the Noteholders may not be aligned with the interests of holders of the equity interests in the Securitization Issuers. For example, under the terms of the documents governing each Debt Securitization, the respective Noteholders have the right to receive payments of principal and interest prior to holders of the equity interests.

For as long as the Asset-Backed Notes remain outstanding, the respective Noteholders have the right to act in certain circumstances with respect to the Loans in ways that may benefit their interests but not the interests of the respective holders of the equity interests in the Securitization Issuers, including by exercising remedies under the documents governing the Debt Securitizations.

If an event of default occurs, the respective Noteholders will be entitled to determine the remedies to be exercised, subject to the terms of the documents governing the Debt Securitizations. For example, upon the occurrence of an event of default with respect to the Asset-Backed Notes, the applicable Trustee may and will at the direction of the holders of a supermajority of the applicable Asset-Backed Notes declare the principal, together with any accrued interest, of the notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the applicable Securitization Issuer. The Asset-Backed Notes then outstanding will be paid in full before any further payment or distribution on the equity interest is made. There can be no assurance that there will be sufficient funds through collections on the applicable Loans or through the proceeds of the sale of the applicable Loans in the event of a bankruptcy or insolvency to repay in full the obligations under the Asset-Backed Notes, or to make any distribution to holders of the equity interests in the Securitization Issuers.

Remedies pursued by the Noteholders could be adverse to our interests as the indirect holder of the equity interests in the Securitization Issuers. The Noteholders have no obligation to consider any possible adverse effect on such other interests. Thus, there can be no assurance that any remedies pursued by the Noteholders will be consistent with the best interests of the Trust Depositors or that we will receive, indirectly through the Trust Depositors, any payments or distributions upon an acceleration of the Asset-Backed Notes. Any failure of the Securitization Issuers to make distributions in respect of the equity interests that we indirectly hold, whether as a result of an event of default and the acceleration of payments on the Asset-Backed Notes or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

Certain events related to the performance of Loans could lead to the acceleration of principal payments on the Asset-Backed Notes.

The following constitute rapid amortization events (“Rapid Amortization Events”) under the documents governing each Debt Securitization: (i) the aggregate outstanding principal balance of delinquent 2012 Loans or 2014 Loans, respectively, and restructured 2012 Loans or 2014 Loans, respectively, that would have been delinquent 2012 Loans or 2014 Loans, respectively, had such loans not become restructured loans exceeds 10% of the current aggregate outstanding principal balance of the 2012 Loans or 2014 Loans, respectively, for a period of three consecutive months; (ii) the aggregate outstanding principal balance of defaulted 2012 Loans or 2014 Loans, respectively, exceeds 5% of the initial outstanding principal balance of the 2012 Loans or outstanding principal balance of the 2014 Loans, respectively, determined as of December 19, 2012 for the 2012 Notes and November 13, 2014 for the 2014 Notes, for a period of three consecutive months; (iii) the aggregate outstanding principal balance of the 2017 Asset-Backed Notes or 2021 Asset-Backed Notes, respectively, exceeds the borrowing base for a period of three consecutive months; (iv) the 2012 Securitization Issuer’s pool of 2012 Loans or the 2014 Securitization Issuer’s pool of 2014 Loans contains 2012 Loans or 2014 Loans, respectively, to ten or fewer obligors; and (v) the occurrence of an event of default under the documents governing the respective Debt Securitization. After a Rapid Amortization Event has occurred, subject to the priority of payments under the documents governing each Debt Securitization, principal collections on the 2012 Loans or 2014 Loans, respectively, will be used to make accelerated payments of principal on the 2017 Asset-Backed Notes or the 2021 Asset-Backed Notes, respectively, until the principal balance of the 2017 Asset-Backed Notes or the 2021 Asset-Back Notes, respectively, is reduced to zero. Such an event could delay, reduce or eliminate the ability of either or both Securitization Issuers to make distributions in respect of the equity interests that we indirectly hold, which could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We have certain repurchase obligations with respect to the Loans transferred in connection with the Debt Securitizations.

As part of the Debt Securitizations, we entered into a sale and contribution agreement and a sale and servicing agreement under which we would be required to repurchase any Loan (or participation interest therein) which was sold to the Securitization Issuers in breach of certain customary representations and warranty made by us or by the Trust Depositors with respect to such Loan or the legal structure of the Debt Securitizations. To the extent that there is a breach of such representations and warranties and we fail to satisfy any such repurchase obligation, a Trustee may, on behalf of the respective Securitization Issuer, bring an action against us to enforce these repurchase obligations.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At December 31, 2014, portfolio investments, which are valued at fair value by the Board of Directors, were approximately 78.6% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Audit Committee. In making a good faith determination of the value of these securities, we generally start with the cost basis of each security, which includes the amortized OID and PIK interest, if any. The Audit Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make, which includes but is not limited to deriving a hypothetical exit price. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our investments in a portfolio company, whether debt, equity, or a combination thereof, may lead to our receiving material non-public information (“MNPI”) or obtaining ‘control’ of the target company. Our ability to exit an investment where we have MNPI or control could be limited and could result in a realized loss on the investment.

If we receive MNPI, or a controlling interest in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted. Causes of such restriction could include market factors, such as liquidity in a private stock, or limited trading volume in a public company’s securities, or regulatory factors, such as the receipt of MNPI or insider blackout periods, where we are under legal obligation not to sell. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such transaction may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” as defined under the 1940 Act, unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation” in the accompanying prospectus.

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility, and lead to situations where we might have to restrict our borrowings, reduce our leverage, sell securities and pursue other activities that we are allowed to engage in as a business development company. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation” in the accompanying prospectus.

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and contractual PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•

The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

•

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), and we cannot pass such net operating losses through to our stockholders.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

In accordance with U.S. federal tax requirements, we include in income for tax purposes certain amounts that we have not yet received in cash, such as contractual PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related OID, if ever, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with IRS requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute generally an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our Credit Facilities limit our ability to declare dividends if we default under certain provisions.

We have and may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under applicable Treasury regulations and certain private rulings issued by the IRS, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal income tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are partially payable in our common stock.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability or the value of our portfolio

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will generally accrue interest at fixed rates.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup Global Markets Realty Corp. (“Citigroup”), a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement (the “Warrant Participation Agreement”) on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citibank Credit Facility”). Pursuant to the Warrant Participation Agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the Warrant Participation Agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2014, we reduced our realized gain by approximately $465,000 for Citigroup’s participation in the realized gain on sale of equity securities that were obtained from exercising portfolio company warrants which were included in the collateral pool. We recorded a decrease on participation liability and an increase on unrealized appreciation by a net amount of approximately $270,000 as a result of depreciation of fair value on the pool of warrants as a result of the sale of shares in Acceleron Pharma, Inc., Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the agreement. The remaining value of their participation right on unrealized gains in the related equity investments was approximately $101,000 as of December 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid approximately $2.1 million under the Warrant Participation Agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the Warrant Participation Agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup Warrant Participation Agreement are set to expire between February 2016 and January 2017.

Legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). If recent legislation in the U.S. House of Representatives is passed, or similar legislation is introduced, it would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

Two of our wholly-owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. HT II and HT III hold approximately $150.5 million and $314.8 million in assets, respectively, and they accounted for approximately 9.1% and 19.1% of our total assets, respectively, prior to consolidation at December 31, 2014. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2014 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation—Small Business Administration Regulations” in the accompanying prospectus.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. Bills have been proposed in the U.S. Senate that would increase the total SBIC leverage capacity for affiliated SBIC funds from $225.0 million to $350.0 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

An SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of December 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC Subsidiaries, which is the maximum allowed for a group of SBICs under common control. During times that we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could materially and adversely affect our business and impair our ability to make distributions to our stockholders.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations, in addition to applicable foreign and international laws and regulations, and are subject to judicial and administrative decisions that affect our operations, including our loan originations maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the New York Stock Exchange, or NYSE, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to keep pace with such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While the Company’s management team takes reasonable efforts to ensure that the Company is in full compliance with all laws applicable to its operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunication outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Current Economic and Market Conditions

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments either through equity offerings or through additional borrowings.

As of December 31, 2014, we had unfunded debt commitments of approximately $339.0 million. Approximately $191.3 million of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the contractual commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements or future earning assets. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Credit Facilities and proceeds from the Convertible Senior Notes, 2019 Notes, 2024 Notes, and the Asset-Backed Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies.

As of December 31, 2014, approximately 60.7% of the fair value of our portfolio was composed of investments in four industries: 26.2% was composed of investments in the drug discovery and development industry, 13.5% was composed of investments in the medical device and equipment industry, 12.3% was composed of investments in the software industry and 8.7% was composed of investments in the drug delivery industry.

As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at December 31, 2014 that represent greater than 5% of our net assets:

	December 31, 2014
(in thousands)	Fair Value	Percentage of Net Assets
Merrimack Pharmaceuticals, Inc.	40,677	6.2%
IronPlanet, Inc.	37,412	5.7%
Alimera Sciences, Inc.	34,085	5.2%

Merrimack Pharmaceuticals, Inc. is a biopharmaceutical company discovering, developing and preparing to commercialize innovative medicines paired with companion diagnostics for the treatment of serious diseases, with an initial focus on cancer.

IronPlanet, Inc. is a consumer and business products company that operates an online marketplace for used heavy equipment.

Alimera Sciences, Inc. is a biopharmaceutical company that specializes in the research, development and commercialization of prescription ophthalmic pharmaceuticals.

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Our investments may be in portfolio companies that have limited operating histories and resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from larger, more established companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation applicable to their given industry. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. We may lose our entire investment in any or all of our portfolio companies.

Investing in publicly traded companies can involve a high degree of risk and can be speculative.

We have invested, and expect to continue to invest, a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering, or IPO. As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, which may restrict our ability to sell our positions and may have a material adverse impact on us.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. Such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

A natural disaster may also impact the operations of our portfolio companies, including our technology-related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies.

We will invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Our investments in the energy technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns and potential litigation.

Our investments in energy technology companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy technology companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our energy technology companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of energy technology companies can and often do fluctuate suddenly and dramatically and the markets in which energy technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for energy technology and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. Our investments in energy technology companies also face potential litigation, including significant warranty and product liability claims, as well as class action and government claims arising from the increased attention to the industry from the failure of Solyndra. Such litigation could adversely affect the business and results of operations of our energy technology portfolio companies. There is also particular uncertainty about whether agreements providing incentives for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which such investments in energy technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified. This could, in turn, materially adversely affect the value of the energy technology companies in our portfolio.

Energy technology companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy, we plan to invest in portfolio companies in energy technology sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In addition, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for energy technology companies. Without such regulatory policies, investments in Energy Technology companies may not be economical and financing for energy technology companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

Cyclicality within the energy sector may adversely affect some of our portfolio companies.

Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for, and production of commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest and the performance and valuation of our portfolio.

Volatility of oil and natural gas prices could impair certain of our portfolio companies’ operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.

Some of our portfolio companies’ businesses are heavily dependent upon the prices of, and demand for, oil and natural gas, which have recently declined significantly and such volatility could continue or increase in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flow, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments. A prolonged or continued decline in oil prices could therefore have a material adverse effect on our business, financial condition and results of operations

Our investments in the life science industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration, or the FDA, and to a lesser extent, other federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the drug discovery industry are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in the drug discovery industry are subject to numerous risks. The successful and timely implementation of the business model of our drug discovery portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety, patient’s and clinician’s ease of use and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by drug discovery companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the US and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested.

Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Future legislation, and/or regulations and policies adopted by the FDA or other U.S. or foreign regulatory authorities may increase the time and cost required by some of our portfolio companies to conduct and complete clinical trials for the product candidates that they develop, and there is no assurance that these companies will obtain regulatory approval to market and commercialize their products in the U.S. and in foreign countries

The FDA has established regulations, guidelines and policies to govern the drug development and approval process, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

In addition, increased scrutiny by the U.S. Congress of the FDA’s and other authorities approval processes may significantly delay or prevent regulatory approval, as well as impose more stringent product labeling and post-marketing testing and other requirements. Foreign regulatory authorities may also increase their scrutiny of approval processes resulting in similar delays. Increased scrutiny and approvals processes may limit the ability of our portfolio companies to market and commercialize their products in the U.S. and in foreign countries.

Life science companies, including drug development companies, device manufacturers, service providers and others, are also subject to material pressures when there are changes in the outlook for healthcare insurance markets. The ability for individuals, along with private and public insurers, to account for the costs of paying for healthcare insurance can place strain on the ability of new technology, devices and services to enter those markets, particularly when they are new or untested. As a result, it is not uncommon for changes in the insurance market place to lead to a slower rate of adoption, price pressure and other forces that may materially limit the success of companies bringing such technologies to market. Changes in the health insurance sector might then have an impact on the value of companies in our portfolio or our ability to invest in the sector generally.

Changes in healthcare laws and other regulations, or the enforcement or interpretation of such laws or regulations, applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations, or the enforcement or interpretation of such laws or regulations, applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio.

Depending on market conditions, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or slowdowns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and have a material adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions in both the U.S. and foreign countries, and may be unable to repay our loans during such periods. Therefore, during such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the U.S. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, among other things, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could impair our ability to service our borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

A lack of initial public offering, or IPO, opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

The majority of our portfolio companies will need multiple rounds of additional financing to repay their debts to us and continue operations. Our portfolio companies may not be able to raise additional financing, which could harm our investment returns.

The majority of our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated, and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover earned interest and principal in a foreclosure.

At December 31, 2014, approximately 54.2% of the Company’s portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 45.8% of the debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property, or subject to a negative pledge. At December 31, 2014 the Company had no equipment only liens on any of the Company’s portfolio companies.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management and investment teams to obtain adequate information to evaluate the potential returns from investing in these companies. Such small, privately held companies as we routinely invest in may also lack quality infrastructures, thus leading to poor disclosure standards or control environments. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies.

Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, or are required to devote significant resources to protecting their intellectual property rights, then our investments could be harmed.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Our financial condition, results of operations and cash flows could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge or lack of a security interest on the intellectual property of our venture growth stage companies.

In some cases, we collateralize our loans with a secured collateral position in a portfolio company’s assets, which may include a negative pledge or, to a lesser extent, no security on their intellectual property. In the case of a negative pledge, the portfolio company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. There can be no assurance that our security interest, if any, in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court or that there will not be others with senior or pari passu credit interests.

Our relationship with certain portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.

Our relationship with some of our portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information (including transactional data and personal data about their employees and clients) which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation and possible financial liability or costs.

Portfolio company litigation could result in additional costs, the diversion of management time and resources and have an adverse impact on the fair value of our investment.

To the extent that litigation arises with respect to any of our portfolio companies, we may be named as a defendant, which could result in additional costs and the diversion of management time and resources. Furthermore, if we are providing managerial assistance to the portfolio company or have representatives on the portfolio company’s board of directors, our costs and diversion of our management’s time and resources in assessing the portfolio company could be substantial in light of any such litigation regardless of whether we are named as a defendant. In addition, litigation involving a portfolio company may be costly and affect the operations of the portfolio company’s business, which could in turn have an adverse impact on the fair value of our investment in such company.

We may not be able to realize our entire investment on equipment-based loans, if any, in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Our total investments at value in foreign companies were approximately $52.9 million or 5.2% of total investments at December 31, 2014. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility, among other things.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity or need to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock, or a negative situation, to protect an existing investment. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to incur other debt, or issue other equity securities, that rank equally with, or senior to, our investment. Such instruments may provide that the holders thereof are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on a pari passu basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

Our equity related investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

During 2014, we received debt investment early repayments and pay down of working capital debt investments of approximately $494.1 million. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans or we could be subject to lender liability claims.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans. These investments represent approximately 9.5% of the outstanding balance of our portfolio as of December 31, 2014. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

In addition to these risks, in the event we elect to convert our debt position to equity, or otherwise take control of a portfolio company (such as through placing a member of our management team on its board of directors), as part of a restructuring, we face additional risks acting in that capacity. It is not uncommon for unsecured, or otherwise unsatisfied creditors, to sue parties that elect to use their debt positions to later control a company following a restructuring or bankruptcy. Apart from lawsuits, key customers and suppliers might act in a fashion contrary to the interests of a portfolio company if they were left unsatisfied in a restructuring or bankruptcy. Any combination of these factors might lead to the loss in value of a company subject to such activity and may divert the time and attention of our management team and investment team to help to address such issues in a portfolio company.

Risks Related to Our Securities

Investing in shares of our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock in connection with a takeover.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from the stockholders, we may again issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Such approval has allowed and may again allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders and our stockholders have approved the practice of making such sales.

Although we are not currently authorized to issue shares of our common stock at a price below our net asset value per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of shareholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our securities at a price below net asset value during the year ended December 31, 2014.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value may decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our outstanding debt securities. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of such debt securities. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.

Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of our debt securities of any changes in our credit ratings. There can be no assurance that a credit rating will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely if future circumstances relating to the basis of the credit rating, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Notes.

The Convertible Senior Notes became convertible into shares of our common stock on July 1, 2014 and continue to be convertible as of December 31, 2014. Upon conversion of the Convertible Senior Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.36 per share of common stock, in each case subject to adjustment in certain circumstances. Since the Convertible Senior Notes became convertible, we have made the election to deliver the combination of cash and stock. If we continue to elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders will incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•

market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

The 2019 Notes and 2024 Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The 2019 Notes and 2024 Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the 2019 Notes and 2024 Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2019 Notes and 2024 Notes.

The 2019 Notes and 2024 Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The 2019 Notes and 2024 Notes are obligations exclusively of Hercules Technology Growth Capital, Inc. and not of any of our subsidiaries. None of our subsidiaries are or act as guarantors of the 2019 Notes and 2024 Notes and neither the 2019 Notes nor the 2024 Notes is required to be guaranteed by any subsidiaries we may acquire or create in the future. Our secured indebtedness with respect to the SBA debentures is held through our SBIC subsidiaries. The assets of any such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the 2019 Notes and 2024 Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the 2019 Notes and 2024 Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the 2019 Notes and 2014 Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the 2019 Notes and 2024 Notes.

The indenture under which the 2019 Notes and 2024 Notes were issued contains limited protection for their respective holders.

The indenture under which the 2019 Notes and 2024 Notes were issued offers limited protection to their respective holders. The terms of the indenture and the 2019 Notes and 2024 Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on an investment in the 2019 Notes and 2024 Notes. In particular, the terms of the indentures and the 2019 Notes and 2024 Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the 2019 Notes and 2024 Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the 2019 Notes and 2024 Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the 2019 Notes and 2024 Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the 2019 Notes and 2024 Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•

pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the 2019 Notes and 2024 Notes, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In the indenture and the 2019 and 2024 notes do not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the 2019 Notes and 2024 Notes do not protect their respective holders in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the 2019 Notes and 2024 Notes may have important consequences for their holders, including making it more difficult for us to satisfy our obligations with respect to the 2019 Notes and 2024 Notes or negatively affecting their trading value.

Certain of our current debt instruments include more protections for their respective holders than the indenture and the 2019 Notes and 2024 Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the 2019 Notes and 2024 Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the 2019 Notes and 2024 Notes.

An active trading market for the Notes may not develop or be sustained, which could limit the market price of the Notes or your ability to sell them.

Although the 2019 Notes are listed on the NYSE under the symbol “HTGZ,” in the case of the April 2019 Notes, “HTGY” in the case of the September 2019 Notes and “HTGX,” in the case of the 2024 Notes, we cannot provide any assurances that an active trading market will develop or be sustained for the April 2019 Notes, the September 2019 Notes, or the 2024 Notes or that any of the notes will be able to be sold. At various times, the 2019 Notes and 2024 Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the 2019 Notes and 2024 Notes may be harmed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the 2019 Notes and 2024 Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Facility, the Union Bank Facility and the Convertible Senior Notes or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the 2019 Notes and 2024 Notes and substantially decrease the market value of the 2014 Notes and 2024 Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Facility and the Union Bank Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Facility or Union Bank Facility or the required holders of our Convertible Senior Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Facility or Union Bank Facility or the Convertible Senior Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Wells Facility or Union Bank Facility or the Convertible Senior Notes or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Facility and the Union Bank Facility, could proceed against the collateral securing the debt. Because the Wells Facility, the Union Bank Facility and the Convertible Senior Notes have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Wells Facility, Union Bank Facility, the Convertible Senior Notes or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

USE OF PROCEEDS

Our net proceeds from the sale of the 6,600,000 shares of common stock we are offering will be approximately $86,968,000 million, and approximately $100,065,700 million if the underwriters’ over-allotment option is exercised in full, and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.

We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof consistent with our investment objective. We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within three to six months, depending on market conditions. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. Pending such use, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective.

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2014:

(i)	on an actual basis, and

(ii)	on an as adjusted basis to the sale of 6,600,000 shares of our common stock in this offering (assuming no exercise of the underwriters’ overallotment option) at a price of $13.64 per share, and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

You should read this table together with the “Use of Proceeds” section and our statement of assets and liabilities included elsewhere in this prospectus supplement.

	As of December 31, 2014
	Actual	As Adjusted (1)(2)(3)
	(in thousands)
Investments at fair value	$1,020,737	$1,020,737

Cash and cash equivalents	$227,116	$314,084

Debt:
Wells Facility	$—	$—
Union Bank Facility	—	—
Accounts payable and accrued liabilities	14,101	14,101
Long-term SBA debentures	190,200	190,200
Convertible Senior Notes	17,345	17,345
2019 Notes	170,364	170,364
2024 Notes	103,000	103,000
2017 Asset-Backed Notes	16,049	16,049
2021 Asset-Backed Notes	129,300	129,300

Total debt	$640,359	$640,359
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 64,715,133 shares issued and outstanding, on an actual basis; 71,315,133 shares issued and outstanding on an as adjusted basis	$65	$71
Capital in excess of par value	657,233	744,195
Unrealized appreciation (depreciation) on investments	(17,076)	(17,076)
Accumulated realized gains (losses) on investments	14,079	14,079
Undistributed net investment income	4,563	4,563

Total stockholders’ equity	$658,864	$745,832

Total capitalization	$1,299,223	$1,386,191

(1)	Does not include the underwriters’ over-allotment option.
(2)	The above table does not reflect 576,500 restricted shares of our common stock issued to certain employees on March 10, 2015.
(3)	On February 24, 2015, our Board of Directors declared a quarterly cash dividend of $0.31 per share that was paid on March 19, 2015 to stockholders of record as of March 12, 2015. This dividend is not reflected in this table.

BUSINESS

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science, and energy and renewables technology at all stages of development. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, and McLean, VA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, biotechnology, life science, and energy and renewables technology and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the Investment Company Act of 1940, as amended, or the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned small business investment companies, or SBICs. Our SBIC subsidiaries, Hercules Technology II, L.P., or HT II, and Hercules Technology III, L.P., or HT III, hold approximately $150.5 million and $314.8 million in assets, respectively, and accounted for approximately 9.1% and 19.1% of our total assets, respectively, prior to consolidation at December 31, 2014. As of December 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding Small Business Administration, or SBA, guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. At December 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. See “—Regulation—Small Business Administration Regulations” for additional information regarding our SBIC subsidiaries.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Corporate History and Offices

We are a Maryland corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the SBA and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation—Regulation as a Business Development Company” in the accompanying prospectus.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and, to a lesser extent, in foreign companies.

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the energy technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses

Effective January 1, 2006, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements. As an investment company, we follow accounting and reporting guidance as set forth in Accounting Standards Codification (“ASC”) 946.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY and McLean, VA. We maintain a website on the Internet at www.htgc.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompany prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street,

N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders generally refrain from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 313 technology-related companies, representing over $4.9 billion in commitments from inception to December 31, 2014, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of December 31, 2014, our proprietary SQL-based database system included approximately 42,000 technology-related companies and approximately 9,100 venture capital firms, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments and Operations

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to 12 months subject to market conditions.

We expect that our investments will generally range from $1.0 million to $40.0 million. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include a period of interest-only payments. Our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from the prevailing U.S. prime rate, or Prime or the LIBOR rate to approximately 14% as of December 31, 2014. As of December 31, 2014, 98.2% of our loans were at floating rates or floating rates with a floor and 1.8% of the loans were at fixed rates.

In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual payment-in-kind, or PIK, interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

In addition, the majority of our investments in the structured debt of venture capital-backed companies generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to ten years or three to five years after completion of an IPO. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

•

Structured Debt with Warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Traditional structured debt financing is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically have maturities of between two and seven years, and they may provide for full amortization after an interest only period. Our structured debt with warrants generally carry a contractual interest rate between the prevailing U.S. prime rate, or Prime or the LIBOR rate and approximately 14% and may include an additional end-of-term payment or contractual PIK interest arrangements. In most cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and will be secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million but may be up to $15.0 million for certain energy technology venture investments, carry a contractual interest rate between Prime and Prime plus 9.0%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. We may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand-alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of December 31, 2014, we held equity related securities in 143 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured debt with warrants	Senior Debt	Equipment Loans	Equity related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Long-term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior secured, either first out or last out, or second lien	Senior/First lien	Secured only by underlying equipment	None/unsecured
Covenants	Less restrictive; Mostly financial	Generally borrowing base and financial	None	None
Risk Tolerance	Medium/High	Low	High	High
Coupon/Dividend	Cash pay—fixed and floating rate; PIK in limited cases	Cash pay—floating or fixed rate	Cash pay-floating or fixed rate and may include PIK	Generally none
Customization or Flexibility	More flexible	Little to none	Little to none	Flexible
Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital-backed companies in technology-related industries, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. As of December 31, 2014, approximately 60.7% of the fair value of our portfolio was composed of investments in four industries: 26.2% was composed of investments in the drug discovery and development industry, 13.5% was composed of investments in the medical devices and equipment industry, 12.3% was composed of investments in the software industry and 8.7% was composed of investments in the drug delivery industry.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate having commitments for their first institutional round of equity financing for early stage companies. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of six to 12 months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio companies’ tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants: cross-default, or material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an IPO, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. As of December 31, 2014, our investment origination team, which consists of approximately 39 investment professionals, is headed by our Chief Investment Officer and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into special opportunity lower middle market, technology, energy technology, and life science sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identify key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Financial Officer, and our Chief Investment Officer. The investment committee generally meets weekly and more frequently on an as-needed basis.

Documentation

Our documentation group, administers the documentation process for our investments. This group is responsible for documenting the transactions approved by our investment committee with a prospective portfolio company. This group negotiates loan documentation and, subject to appropriate approvals, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer and Chief Investment Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Audit Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Audit Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We may incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2 or maintain it at a grade 3 as the company continues to pursue its business plan.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At December 31, 2014, our investments had a weighted average investment grading of 2.24.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may, from time to time, receive fees for these services. In the event that such fees are received, they are incorporated into our operating income and are passed through to our shareholders, given the nature of our structure as an internally managed business development company. See “Regulation—Significant Managerial Assistance” in the accompanying prospectus for additional information.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital-backed companies in technology-related industries. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Supplemental Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Brokerage Allocations and Other Practices

Because we generally acquire and dispose of our investments in privately negotiated transactions, we typically do not use brokers in the normal course of business. However, from time to time, we may work with brokers to sell positions we have acquired in the securities of publicly listed companies or to acquire positions (principally equity) in companies where we see a market opportunity to acquire such securities at attractive valuations. In cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

Employees

As of December 31, 2014, we had 65 employees, including approximately 39 investment and portfolio management professionals, all of whom have extensive experience working on financing transactions for technology-related companies.

Legal Proceedings

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science, and energy and renewables technology at all stages of development. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY and McLean, VA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, biotechnology, life science, and energy and renewables technology and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBIC subsidiaries, HT II and HT III, hold approximately $150.5 million and $314.8 million in assets, respectively, and accounted for approximately 9.1% and 19.1% of our total assets, respectively, prior to consolidation at December 31, 2014. As of December 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at December 31, 2014, with our net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We have qualified as and have elected to be treated for tax purposes as a RIC under the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with requirements under the 1940 Act, we invest primarily in United-States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total fair value of our investment portfolio was $1.0 billion at December 31, 2014 as compared to $910.3 million at December 31, 2013.

The fair value of the debt investment portfolio at December 31, 2014 was approximately $923.9 million, compared to a fair value of approximately $822.0 million at December 31, 2013. The fair value of the equity portfolio at December 31, 2014 was approximately $71.7 million, compared to a fair value of approximately $52.7 million at December 31, 2013. The fair value of the warrant portfolio at December 31, 2014 was approximately $25.1 million, compared to a fair value of approximately $35.6 million at December 31, 2013.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments depend upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company, which is expected to affect our funding levels. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt commitments represent our future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and do not represent our future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Our portfolio activity for the years ended December 31, 2014 and 2013 was comprised of the following:

(in millions)	December 31, 2014	December 31, 2013
Debt Commitments(1)
New portfolio company	$776.9	$535.0
Existing portfolio company	118.0	165.1

Total	$894.9	$700.1

Funded Debt Investments
New portfolio company	$434.0	$373.1
Existing portfolio company	177.0	118.0

Total	$611.0	$491.1

Funded Equity Investments
New portfolio company	$7.2	$—
Existing portfolio company	3.1	3.9

Total	$10.3	$3.9

Unfunded Contractual Commitments(2)
Total	$339.0	$151.0

Non-Binding Term Sheets
New portfolio company	$104.0	$28.0
Existing portfolio company	4.2	10.0

Total	$108.2	$38.0

(1)	Includes restructured loans and renewals in addition to new commitments.
(2)	As of December 31, 2014, includes unfunded contractual commitments in 35 new and existing portfolio companies. Approximately $191.3 million of these unfunded contractual commitments as of December 31, 2014 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available.

We receive payments in our debt investment portfolio based on scheduled amortization of the outstanding balances. In addition, we receive principal repayments for some of our loans prior to their scheduled maturity date. The frequency or volume of these early principal repayments may fluctuate significantly from period to period. During the year ended December 31, 2014, we received approximately $494.1 million in aggregate principal repayments. Of the approximately $494.1 million of aggregate principal repayments, approximately $135.8 million were scheduled principal payments, and approximately $358.3 million were early principal repayments related to 39 portfolio companies. Of the approximately $358.3 million early principal repayments, approximately $69.0 million were early repayments due to M&A transactions and initial public offerings related to seven portfolio companies. Although we have experienced significant principal repayments during the year, we believe that future early repayments will not be significant based on our current portfolio. However, the yield on our loan portfolio may be lower.

Total portfolio investment activity (inclusive of unearned income) as of and for each of the years ended December 31, 2014 and 2013 was as follows:

(in millions)	December 31, 2014	December 31, 2013
Beginning portfolio	$910.3	$906.3
New fundings	566.6	473.6
Restructure fundings	54.7	23.6
Warrants not related to current period fundings	0.8	3.5
Principal payments received on investments	(135.8)	(176.2)
Early payoffs	(358.3)	(300.6)
Restructure payoffs	—	(9.8)
Accretion of loan discounts and paid-in-kind principal	24.5	31.9
Acceleration of loan discounts and loan fees due to early payoff or restructure	(3.3)	(0.7)
New loan fees	(9.2)	(14.3)
Warrants converted to equity	2.0	0.2
Sale of investments	(9.1)	(22.5)
Loss on investments due to write offs	(3.9)	(16.7)
Net change in unrealized appreciation (depreciation)	(18.6)	12.0

Ending portfolio	$1,020.7	$910.3

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2014 and December 31, 2013.

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$740,659	72.6%	$634,820	69.7%
Senior secured debt	208,345	20.4%	222,805	24.5%
Preferred stock	57,548	5.6%	35,554	3.9%
Common Stock	14,185	1.4%	17,116	1.9%

Total	$1,020,737	100.0%	$910,295	100.0%

A summary of our investment portfolio at value by geographic location is as follows:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$967,803	94.8%	$864,003	94.9%
India	24,175	2.4%	—	—
Netherlands	19,913	2.0%	10,131	1.1%
Israel	6,498	0.6%	9,863	1.1%
Canada	2,314	0.2%	25,798	2.8%
England	34	0.0%	500	0.1%

Total	$1,020,737	100.0%	$910,295	100.0%

As of December 31, 2014, we held warrants or equity positions in seven companies that had filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Box, Inc., Good Technology Corp., Inotek Pharmaceuticals, Inc., Zosano Pharma, Inc. and three companies which filed confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all.

Subsequent to December 31, 2014 the following portfolio companies in which we held investments as of December 31, 2014 completed initial public offerings:

1.	In January 2015, Box, Inc. completed its initial public offering of 12,500,000 shares of its common stock at $14.00 per share. The shares we hold in Box, Inc. are subject to certain restrictions that govern the timing of our divestment and may thus impact our ultimate gain or (loss). In the case of Box, Inc., we are subject to a customary IPO lockup period and are obligated not to sell the shares of common stock that we own for six months from the date of the initial public offering. The potential gain depends on the price of the shares when we exit the investment.

2.	In January 2015, Zosano Pharma, Inc. completed its initial public offering of 4,500,000 shares of its common stock at $11.00 per share.

3.	In February 2015, Inotek Pharmaceuticals Corporation, completed its initial public offering of 6,667,000 shares of its common stock at a price to the public of $6.00 per share.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities and related fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $40.0 million. As of December 31, 2014, our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from the prevailing U.S. prime rate, or Prime, or the London Interbank Offered Rate, or LIBOR, to approximately 14%. In addition to the cash yields received on our debt investments, in some instances, our debt investments may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $4.5 million and $4.0 million of unamortized fees at December 31, 2014 and December 31, 2013, respectively, and approximately $19.3 million and $14.4 million in exit fees receivable at December 31, 2014 and December 31, 2013, respectively.

We have debt investments in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $3.3 million and $3.5 million in PIK income in the years ended December 31, 2014 and December 31, 2013, respectively.

In the majority of cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, we obtain a negative pledge covering a company’s intellectual property. At December 31, 2014, approximately 54.2% of our portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 45.8% of the debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property, or subject to a negative pledge. At December 31, 2014 we had no equipment only liens on any of our portfolio companies.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the investment. In addition, our loans may include an interest-only period ranging from three to eighteen months or longer. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

The core yield on our debt investments, which excludes any benefits from the accretion of fees and income related to early loan repayments attributed to the acceleration of unamortized fees and income as well as prepayment of fees, was 13.6% and 14.4% during the years ended December 31, 2014 and 2013, respectively. The effective yield on our debt investments, which includes the effects of fee and income accelerations attributed to early payoffs, restructuring, loan modifications and other one-time event fees, was 16.8% and 15.9% for the years ended December 31, 2014 and 2013, respectively. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the year, which exclude non-interest earning assets such as warrants and equity investments.

Portfolio Composition

Our portfolio companies are primarily privately held companies and public companies that are active in the drug discovery and development, medical devices and equipment, software, drug delivery, internet consumer and business services, energy technology, consumer and business products, communications and networking, specialty pharmaceuticals, media/content/info, information services, healthcare services, surgical devices, semiconductors, biotechnology tools, diagnostic and electronics and computer hardware sectors. These sectors are characterized by high margins, high growth rates, competition, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

As of December 31, 2014, approximately 60.7% of the fair value of our portfolio was composed of investments in four industries: 26.2% was composed of investments in the drug discovery and development industry, 13.5% was composed of investments in the medical devices and equipment industry, 12.3% was composed of investments in the software industry and 8.7% was composed of investments in the drug delivery industry.

The following table shows the fair value of our portfolio by industry sector at December 31, 2014 and December 31, 2013:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$267,618	26.2%	$219,169	24.1%
Medical Devices & Equipment	138,046	13.5%	103,614	11.4%
Software	125,412	12.3%	65,218	7.2%
Drug Delivery	88,491	8.7%	62,022	6.8%
Internet Consumer & Business Services	69,655	6.8%	122,073	13.4%
Energy Technology	68,280	6.7%	164,466	18.1%
Consumer & Business Products	63,225	6.2%	2,995	0.3%
Communications & Networking	61,433	6.0%	35,979	4.0%
Specialty Pharmaceuticals	51,536	5.0%	20,055	2.2%
Media/Content/Info	29,219	2.9%	8,679	1.0%
Information Services	27,016	2.6%	46,565	5.1%
Healthcare Services, Other	10,527	1.0%	29,080	3.2%
Surgical Devices	9,915	1.0%	10,307	1.0%
Semiconductors	5,126	0.5%	4,685	0.5%
Biotechnology Tools	3,721	0.4%	5,275	0.6%
Diagnostic	825	0.1%	902	0.1%
Electronics & Computer Hardware	692	0.1%	9,211	1.0%

Total	$1,020,737	100.0%	$910,295	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the years ended December 31, 2014 and 2013, our ten largest portfolio companies represented approximately 28.6% and 29.3% of the total fair value of our investments in portfolio companies, respectively. At December 31, 2014 and December 31, 2013, we had three and one investments, respectively, that represented 5% or more of our net assets. At December 31, 2014 and December 31, 2013, we had three and six equity investments representing approximately 61.5% and 75.7%, respectively, of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments.

As of December 31, 2014, 100.0% of our debt investments were in a senior secured first lien position, and more than 98.2% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR based interest rate floor. As a result, we believe we are well positioned to benefit should market interest rates rise. Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price generally equal to the most recent equity financing round. As of December 31, 2014, we held warrants in 124 portfolio companies, with a fair value of approximately $25.1 million. The fair value of our warrant portfolio decreased by approximately 29.5%, as compared to a fair value of $35.6 million at December 31, 2013 primarily related to the reversal of unrealized appreciation related to the exercise of our warrant positions in Box, Inc. ($8.3 million) and Neuralstem, Inc. ($751,000) to preferred stock and unrealized depreciation related to collateral based impairments of approximately $3.3 million on 11 of our warrant positions due to poor company performance.

Our existing warrant holdings currently would require us to invest approximately $86.0 million to exercise such warrants as of December 31, 2014. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants that we have monetized since inception, we have realized warrant gain multiples in the range of approximately 1.02x to 14.93x based on the historical rate of return on our investments. However, our warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant portfolio.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control”, which, in general, includes a company in which we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of ours, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more, but less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on affiliate investments for the years ended December 31, 2014, 2013, and 2012. We did not hold any control investments at December 31, 2014, 2013 or 2012.

(in thousands)			Year ended December 31, 2014
Portfolio Company	Type	Fair Value at December 31, 2014	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$327	$—	$(146)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,072	—	(24)	—	—
Stion Corporation	Affiliate	1,600	1,876	(3,112)	—	—

Total		$7,999	$1,876	$(3,282)	$—	$—

(in thousands)			Year ended December 31, 2013
Portfolio Company	Type	Fair Value at December 31, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$473	$—	$(1,193)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	4,784	1,933	(225)	—	—
Stion Corporation	Affiliate	5,724	462	593	—	—

Total		$10,981	$2,395	$(825)	$—	$—

(in thousands)			Year ended December 31, 2012
Portfolio Company	Type	Fair Value at December 31, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
E-Band Communiations, Corp.	Affiliate	$—	$4	$(18)	$—	$—
Gelesis, Inc.	Affiliate	1,665	712	672	—	—
Optiscan BioMedical, Corp.	Affiliate	10,207	1,649	(2,722)	—	—

Total		$11,872	$2,365	$(2,068)	$—	$—

During the year ended December 31, 2013, Stion Corporation became classified as an affiliate. Our investment in E-Band Communications, Corp., a company that was an affiliate investment as of December 31, 2012, was liquidated during the year ended December 31, 2013. Approximately $3.3 million of realized losses and a reversal of $3.3 million of previously recorded unrealized depreciation was recognized on this affiliate equity investment during the year ended December 31, 2013.

Portfolio Grading

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. See “Item 1. Business—Investment Process—Loan and Compliance Administration.” The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of December 31, 2014 and 2013, respectively:

	December 31, 2014			December 31, 2013
(in thousands)	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	19	$195,819	21.2%	15	$162,586	19.8%
2	45	479,037	51.8%	42	429,804	52.3%
3	16	183,522	19.9%	18	184,692	22.5%
4	6	39,852	4.3%	4	30,687	3.7%
5	8	25,676	2.8%	5	14,219	1.7%

		$923,906	100.0%		$821,988	100.0%

As of December 31, 2014, our debt investments had a weighted average investment grading of 2.24, as compared to 2.20 at December 31, 2013. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria or are underperforming relative to their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and therefore our debt investments in these portfolio companies have been downgraded until their funding is complete or their operations improve.

At December 31, 2014, we had four debt investments on non-accrual with cumulative investment cost and fair value of approximately $28.9 million and $10.6 million, respectively. Comparatively, at December 31, 2013, we had two debt investments on non-accrual with a cumulative investment cost and fair value of $23.3 million and $12.6 million, respectively.

Results of Operations

Comparison of periods ended December 31, 2014 and 2013

Investment Income

Interest Income

Total investment income for the year ended December 31, 2014 was approximately $143.7 million as compared to approximately $139.7 million for the year ended December 31, 2013.

Interest income for the year ended December 31, 2014 totaled approximately $126.6 million as compared to approximately $123.7 million for the year ended December 31, 2013. The increase in interest income is primarily attributable to an increase in new loan originations during the year and an increase in accelerations of original issue discounts related to early loan pay-offs and restructures in 2014.

The following table shows the lending activity involving PIK interest arrangements, including PIK receivables, for the years ended December 31, 2014 and 2013, at cost:

	Years Ended December 31,
(in thousands)	2014	2013
Beginning PIK loan balance	$5,603	$3,548
PIK interest capitalized during the period	3,346	3,515
Payments received from PIK loans	(2,699)	(1,153)
Realized loss	—	(307)

Ending PIK loan balance	$6,250	$5,603

The increase in payments received from PIK loans and the decrease in PIK interest capitalized during the year ended December 31, 2014 is due to the payoff of seven PIK loans offset by additions of eight PIK loans which have incurred PIK capitalizations during the period ended December 31, 2014.

Fee Income

Income from commitment, facility and loan related fees for the year ended December 31, 2014 totaled approximately $17.0 million as compared to approximately $16.0 million for the year ended December 31, 2013. The increase in fee income is primarily attributable to additional fee accelerations and one time fees due to early pay-offs and restructures during the year ended December 31, 2014, as compared to the same period in 2013.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2014 and 2013, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $70.3 million and $66.6 million during the years ended December 31, 2014 and 2013, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $34.0 million and $35.1 million for the years ended December 31, 2014 and 2013, respectively. The decrease was primarily attributable to the lower weighted average balances outstanding on our SBA debentures, Convertible Senior Notes, and 2017 Asset-Backed Notes. During the year ended December 31, 2014, we paid off $34.8 million of SBA debentures in the first quarter of 2014, settled of $57.3 million of our Convertible Senior Notes, and had amortization of our 2017 Asset-Backed Notes from a balance of $89.6 million as of December 31, 2013 to $16.0 million as of December 31, 2014. In addition, interest expense decreased by approximately $1.7 million related to Convertible Senior Notes settled in the period. These decreases were partially offset by additional interest and fees of approximately $3.8 million on our 2024 Notes issued in the third quarter of 2014 and our 2017 Asset-Backed Notes issued in November 2014.

During the year ended December 31, 2014, we recorded a net loss on extinguishment of our convertible senior notes of approximately $1.6 million. The net loss was classified as a component of net investment income in our Consolidated Statements of Operations. We did not incur a loss on extinguishment of debt during the twelve months ended December 31, 2013.

We had a weighted average cost of debt, comprised of interest and fees and loss on debt extinguishment (long-term liabilities—convertible senior notes), of approximately 6.6% and 6.1% for the years ended December 31, 2014 and 2013, respectively. The increase was primarily driven by the acceleration of fees related to the early payoffs of SBA obligations and our Asset-Backed Notes as well as the loss on debt extinguishment (long-term liabilities—convertible senior notes) as described above.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses increased to $10.2 million from $9.3 million for the years ended December 31, 2014 and 2013, respectively. These increases were primarily due to increases in facility rent, marketing, corporate legal expenses and outside consulting services partially offset by a decrease in accounting expenses.

Employee Compensation

Employee compensation and benefits totaled approximately $16.6 million for the year ended December 31, 2014 as compared to approximately $16.2 million for the year ended December 31, 2013. The increase was primarily due to changes in variable compensation accrued during the periods.

Stock-based compensation totaled approximately $9.6 million for the year ended December 31, 2014 as compared to approximately $6.0 million for the year ended December 31, 2013. The increase was primarily due to an increase in the number of restricted stock units granted in April 2014 as compared March 2013.

Loss on Extinguishment of Convertible Senior Notes

Upon meeting the stock trading price conversion requirement as set forth in the Indenture, dated April 15, 2011, between us and U.S. Bank National Association, during the three months ended June 30, 2014, the Convertible Senior Notes became convertible on July 1, 2014 and continued to be convertible through December 31, 2014. As of December 31, 2014, holders of approximately $57.3 million of our Convertible Senior Notes exercised their conversion rights and these Convertible Senior Notes were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.5 million shares of the Company’s common stock, or $24.3 million.

We recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt we recorded for the year ended December 31, 2014 was approximately $1.6 million and was classified as a component of net investment income in our Consolidated Statements of Operations.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2014 and 2013 is as follows:

	Years Ended December 31,
(in thousands)	2014	2013
Realized gains	$24,027	$32,577
Realized losses	(3,915)	(17,741)

Net realized gains	$20,112	$14,836

During the year ended December 31, 2014, we recognized net realized gains of approximately $20.1 million on the portfolio. These net realized gains included gross realized gains of approximately $24.0 million primarily from the sale of investments in seven portfolio companies including Acceleron Pharma, Inc., ($7.9 million), Merrimack Pharmaceuticals, Inc., ($4.3 million), Neuralstem, Inc., ($2.7 million), IPA Holdings, LLC., ($1.5 million), Cell Therapeutics, Inc., ($1.3 million), Trulia, Inc. ($1.0 million), and Portola Pharmaceuticals, Inc. ($700,000). These gains were partially offset by gross realized losses of approximately $3.9 million primarily from the liquidation of our investments in fifteen portfolio companies.

During the year ended December 31, 2013, we recognized net realized gains of approximately $14.8 million. These net realized gains include gross realized gains of approximately $32.6 million primarily from the sale of equity and warrant investments in nine portfolio companies, including Virident Systems, Inc. ($7.5 million), Anacor Pharmaceuticals, Inc. ($5.0 million), iWatt, Inc. ($4.7 million), Althea Technologies, Inc. ($4.3 million), WageWorks, Inc. ($2.0 million), Lanx, Inc. ($1.9 million), InsMed, Inc. ($1.4 million), Pacira Pharmaceuticals, Inc. ($1.3 million) and AcelRx, Inc. ($1.1 million). These gains were partially offset by gross realized losses of approximately $17.8 million primarily from the liquidation of our debt and equity investments in five portfolio companies, including Bridgewave Communications ($4.4 million), E-Band Communications Corp ($3.3 million), Tethys Bioscience, Inc. ($2.5 million), Just.Me, Inc. ($1.3 million), and PointOne, Inc. ($1.1 million).

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2014 and 2013:

	Year Ended December 31,
(in thousands)	2014	2013
Gross unrealized appreciation on portfolio investments	$72,968	$80,616
Gross unrealized depreciation on portfolio investments	(79,412)	(63,855)
Reversal of prior period net unrealized appreciation upon a realization event	(15,335)	(26,489)
Reversal of prior period net unrealized depreciation upon a realization event	3,182	21,763
Net unrealized (depreciation) on taxes payable	(1,882)	(898)
Net unrealized appreciation (depreciation) on escrow receivables	(465)	465
Citigroup Warrant Participation	270	(57)

Net unrealized appreciation (depreciation) on portfolio investments	$(20,674)	$11,545

During the year ended December 31, 2014, we recorded approximately $20.7 million of net unrealized depreciation, of which $18.6 million is net unrealized depreciation from our debt, equity and warrant investments. Of the $18.6 million, approximately $14.2 million is attributed to net unrealized depreciation on our debt investments which primarily related to $23.2 million unrealized depreciation for collateral based impairments on 12 portfolio companies offset by the reversal of collateral based impairments of $4.1 on two portfolio companies. Approximately $15.8 million is attributed to net unrealized depreciation on our warrant investments which primarily related to $8.3 million of net unrealized depreciation due to the exercise of our warrants in Box, Inc. to equity and $2.4 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. This unrealized depreciation was offset by approximately $11.4 million attributed to net unrealized appreciation on our equity investments, including approximately $13.0 million of net unrealized appreciation on Box, Inc., including the exercise of our remaining warrants in Box, Inc. to equity and approximately $7.7 million of net unrealized appreciation on our public equity portfolio. This was offset by approximately $12.7 million unrealized depreciation due to reversal of prior period net unrealized appreciation upon being realized as a gain.

Net unrealized appreciation decreased by approximately $1.9 million as a result of estimated taxes payable for the year ended December 31, 2014.

Net unrealized appreciation further decreased by approximately $465,000 as a result of reducing escrow receivables for the year ended December 31, 2014 related to merger and acquisition transactions closed on former portfolio companies.

During the year ended December 31, 2014, net unrealized depreciation was offset by approximately $270,000 due to net depreciation of fair value on the pool of warrants collateralized under the Citigroup Warrant Participation Agreement as a result of the sale of shares in Acceleron Pharma, Inc., Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the agreement.

During the year ended December 31, 2013, we recorded approximately $11.5 million of net unrealized appreciation, of which $12.0 million is net unrealized appreciation from our debt, equity and warrant investments. Of the $12.0 million, approximately $15.7 million is attributed to net unrealized appreciation on equity, including approximately $5.6 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. Approximately $4.5 million is attributed to net unrealized appreciation on our warrant investments, including approximately $9.4 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. This unrealized appreciation was partially offset by approximately $8.2 million of net unrealized depreciation on our debt investments, which primarily related to $21.2 million of unrealized depreciation for collateral based impairments, offset by the reversal of approximately $13.0 million of prior period net unrealized depreciation upon being realized as a loss due to the write-off or early payoff of debt investments.

Net unrealized appreciation decreased by approximately $898,000 as a result of estimated taxes payable for the year ended December 31, 2013.

Net unrealized appreciation further increased by approximately $465,000 as a result of escrow receivables related to merger and acquisition transactions closed during the year ended December 31, 2013.

For the year ended December 31, 2013, net unrealized appreciation decreased by approximately $57,000 as a result of net appreciation of fair value on the pool of warrants collateralized under the Citigroup Warrant Participation Agreement.

The following table summarizes the change in net unrealized appreciation/ (depreciation) in the investment portfolio by investment type for the years ended December 31, 2014 and December 31, 2013.

	Year Ended December 31, 2014
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(23.2)	$(1.2)	$(3.3)	$(27.7)
Reversals of Prior Period Collateral based impairments	4.1	0.6	—	4.7
Reversals due to Debt Payoffs & Warrant/Equity sales	—	(11.1)	(9.7)	(20.8)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	7.6	(2.9)	4.7
Level 3 Assets	4.9	15.5	0.1	20.5

Total Fair Value Market/Yield Adjustments	4.9	23.1	(2.8)	25.2

Total Unrealized Appreciation/(Depreciation)	$(14.2)	$11.4	$(15.8)	$(18.6)

	Year Ended December 31, 2013
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(21.2)	$—	$(0.1)	(21.3)
Reversals of Prior Period Collateral based impairments	—	—	—	—
Reversals due to Debt Payoffs & Warrant/Equity sales	13.0	(5.8)	(10.6)	(3.4)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	7.6	3.5	11.1
Level 3 Assets	—	13.9	11.7	25.6

Total Fair Value Market/Yield Adjustments	—	21.5	15.2	36.7

Total Unrealized Appreciation/(Depreciation)	$(8.2)	$15.7	$4.5	$12.0

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We intend to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to our shareholders in 2015.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2014 and 2013, the net increase in net assets resulting from operations totaled approximately $71.2 million and approximately $99.4 million, respectively. These changes are made up of the items previously described.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2014 were $1.12 and $1.10, respectively, whereas the basic and fully diluted net change in net assets per common share for the year ended December 31, 2013 was $1.67 and $1.63, respectively.

For the purpose of calculating diluted earnings per share for years ended December 31, 2014 and 2013, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation as our share price was greater than the conversion price of $11.36 in effect as of December 31, 2014 and $11.63 as of December 31, 2013 for the Convertible Senior Notes for such periods.

Comparison of periods ended December 31, 2013 and 2012

Investment Income

Interest Income

Total investment income for the year ended December 31, 2013 was approximately $139.7 million as compared to approximately $97.5 million for the year ended December 31, 2012.

Interest income for the year ended December 31, 2013 totaled approximately $123.7 million as compared to approximately $87.6 million for the year ended December 31, 2012. The increase in interest income is primarily attributable to an increase of loan interest income of approximately $25.0 million for the year ended December 31, 2013, related to both new loans originated during 2013 and an overall increase in amortization during 2013 on loans originated during 2012. This increase in interest income was partially offset by pay-offs during the year ended December 31, 2013.

The following table shows the lending activity involving PIK interest arrangements for the years ended December 31, 2013 and 2012, at cost:

	Year Ended December 31,
(in thousands)	2013	2012
Beginning PIK loan balance	$3,309	$2,041
PIK interest capitalized during the period	3,103	1,400
Payments received from PIK loans	(1,123)	(132)
Realized loss	(307)	—

Ending PIK loan balance	$4,982	$3,309

The increase in payments received from PIK loans and PIK interest capitalized during the year ended December 31, 2013 is due to the addition of nine PIK loans which have incurred PIK capitalizations during the period offset by the payoff of four PIK loans during the period ended December 31, 2013.

Fee Income

Income from commitment, facility and loan related fees for the year ended December 31, 2013 totaled approximately $16.0 million as compared to approximately $9.9 million for the year ended December 31, 2012. The increase in fee income is primarily attributable to additional fee accelerations and one time fees due to early pay-offs during the year ended December 31, 2013 as compared to the same period in 2012.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2013 and 2012, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $66.6 million and $49.4 million during the years ended December 31, 2013 and 2012, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $35.1 million for the year ended December 31, 2013 as compared to approximately $23.8 million for the year ended December 31, 2012. This increase was primarily attributable to interest and fee expenses of approximately $12.9 million for the year ended December 31, 2013 related to the 2019 Notes issued in April and September 2012, which is $7.3 million greater than $5.6 million of interest and fees incurred during the year ended December 31, 2012, and approximately $5.1 million of interest and fee expense incurred due to the Asset-Backed Notes issued in December 2012. These expenses were partially offset by a decrease in interest and fees of approximately $749,000 for the year ended December 31, 2013 associated with our SBA debentures due to the pay down in August 2012 of debentures that had a weighted average cost of debt of 6.40% and borrowings of $24.75 million of debentures in November 2012 that had a weighted average cost of debt of 3.05%.

Additionally, we incurred approximately $1.1 million of non-cash interest expense during the period ended December 31, 2013 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. We had a weighted average cost of debt, comprised of interest and fees, of approximately 6.1% for the year ended December 31, 2013, as compared to 6.6% during the year ended December 31, 2012. The decrease was primarily driven by the Asset-Backed Notes issued in December 2012, which account for approximately 18.9% of our outstanding debt and accrue interest at 3.3%. As of December 31, 2013 the weighted average debt outstanding was approximately $580.1 million.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses increased to $9.3 million from $8.1 million for the years ended December 31, 2013 and 2012, respectively. These increases were primarily due to increases of approximately $689,000 and $442,000 related to corporate legal expenses and outside consulting services, partially offset by a reduction of approximately $249,000 for accounting fees.

Employee Compensation

Employee compensation and benefits totaled approximately $16.2 million for the year ended December 31, 2013 as compared to approximately $13.3 million for the year ended December 31, 2012. This increase was due to increasing our staff to 62 active employees at December 31, 2013 from 52 active employees at December 31, 2012 and increasing our variable compensation (bonus) accrual based on performance improvements. Stock-based compensation totaled approximately $6.0 million for the year ended December 31, 2013 as compared to approximately $4.2 million for the year ended December 31, 2012. These increases were due primarily to the expense on restricted stock grants for 607,001 shares granted during the year ended December 31, 2013.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2013 and 2012 is as follows:

	Year Ended December 31,
(in thousands)	2013	2012
Realized gains	$32,577	$17,481
Realized losses	(17,741)	(14,313)

Net realized gains	$14,836	$3,168

During the year ended December 31, 2013, we recognized net realized gains of approximately $14.8 million. These net realized gains include gross realized gains of approximately $32.6 million primarily from the sale of equity and warrant investments in nine portfolio companies, including Virident Systems, Inc. ($7.5 million), Anacor Pharmaceuticals, Inc. ($5.0 million), iWatt, Inc. ($4.7 million), Althea Technologies, Inc. ($4.3 million), WageWorks, Inc. ($2.0 million), Lanx, Inc. ($1.9 million), InsMed, Inc. ($1.4 million), Pacira Pharmaceuticals, Inc. ($1.3 million) and AcelRx, Inc. ($1.1 million). These gains were partially offset by gross realized losses of approximately $17.8 million primarily from the liquidation of our debt and equity investments in five portfolio companies, including Bridgewave Communications ($4.4 million), E-Band Communications Corp ($3.3 million), Tethys Bioscience, Inc. ($2.5 million), Just.Me, Inc. ($1.3 million), and PointOne, Inc. ($1.1 million).

During the year ended December 31, 2012, we recognized net realized gains of $3.2 million. These net realized gains include gross realized gains of approximately $17.5 million primarily from the sale of equity and warrant investments in NEXX Systems, Inc., ($5.1 million), BARRX Medical ($3.1 million), DeCode Genetics ($2.6 million), Aegerion Pharmaceuticals ($2.4 million) and Annie’s ($2.4 million). These gains were partially offset by gross realized losses of approximately $14.3 million from the liquidation of our equity and warrant investments in MaxVision Holding, L.L.C ($8.7 million), Razorgator Interactive Group ($2.2 million), Zeta Interactive Corporation ($672,000) and Magi.com ($463,000) pka Hi5 Networks, Inc.

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2013 and 2012:

	Year Ended December 31,
(in thousands)	2013	2012
Gross unrealized appreciation on portfolio investments	$80,616	$65,871
Gross unrealized depreciation on portfolio investments	(63,855)	(73,158)
Reversal of prior period net unrealized appreciation upon a realization event	(26,489)	(12,575)
Reversal of prior period net unrealized depreciation upon a realization event	21,763	14,944
Net unrealized appreciation (depreciation) on taxes payable	(898)	—
Net unrealized appreciation (depreciation) on escrow receivables	465	—
Citigroup Warrant Participation	(57)	402

Net unrealized appreciation (depreciation) on portfolio investments	$11,545	$(4,516)

During the year ended December 31, 2013, we recorded approximately $11.5 million of net unrealized appreciation, of which $12.0 million is net unrealized appreciation from our debt, equity and warrant investments. Of the $12.0 million, approximately $15.7 million is attributed to net unrealized appreciation on equity, including approximately $5.6 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. Approximately $4.5 million is attributed to net unrealized appreciation on our warrant investments, including approximately $9.4 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. This unrealized appreciation was partially offset by approximately $8.2 million of net unrealized depreciation on our debt investments, which primarily related to $21.2 million of unrealized depreciation for collateral based impairments, offset by the reversal of approximately $13.0 million of prior period net unrealized depreciation upon being realized as a loss due to the write-off or early payoff of debt investments.

Net unrealized appreciation decreased by approximately $898,000 as a result of estimated taxes payable for the year ended December 31, 2013.

Net unrealized appreciation further increased by approximately $465,000 as a result of escrow receivables related to merger and acquisition transactions closed during the year ended December 31, 2013.

For the year ended December 31, 2013, net unrealized appreciation decreased by approximately $57,000 as a result of net appreciation of fair value on the pool of warrants collateralized under the Citigroup Warrant Participation Agreement.

During the year ended December 31, 2012, we recorded approximately $4.5 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $3.4 million and $2.3 million is attributed to net unrealized depreciation on warrant investments and debt investments, respectively, of which approximately $6.6 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $9.2 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss. The remainder is related to fluctuations in current market interest rates during the year ended December 31, 2012. This unrealized depreciation was partially offset by approximately $1.3 million of net unrealized appreciation on our equity investments, of which approximately $6.0 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $5.7 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

The following table summarizes the change in net unrealized appreciation/ (depreciation) in the investment portfolio by investment type for the years ended December 31, 2013 and December 31, 2012.

	Year Ended December 31, 2013
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(21.2)	$—	$(0.1)	$(21.3)
Reversals due to Debt Payoffs & Warrant/Equity sales	13.0	(5.8)	(10.6)	(3.4)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	7.6	3.5	11.1
Level 3 Assets	—	13.9	11.7	25.6

Total Fair Value Market/Yield Adjustments	—	21.5	15.2	36.7

Total Unrealized Appreciation/(Depreciation)	$(8.2)	$15.7	$4.5	$12.0

	Year Ended December 31, 2012
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(11.4)	$(2.1)	$(1.2)	(14.7)
Reversals of Prior Period Collateral based impairments	10.0	0.5	0.7	11.2
Reversals due to Debt Payoffs & Warrant/Equity sales	7.0	(0.3)	(5.0)	1.7
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(6.5)	1.9	(4.6)
Level 3 Assets	(7.9)	9.7	0.2	2.0

Total Fair Value Market/Yield Adjustments	(7.9)	3.2	2.1	(2.6)

Total Unrealized Appreciation/(Depreciation)	$(2.3)	$1.3	$(3.4)	$(4.4)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We distributed approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2013 and December 31, 2012, the net increase in net assets resulting from operations totaled approximately $99.4 million and $46.8 million, respectively. These changes are made up of the items previously described.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2013 were $1.67 and $1.63, respectively, whereas both the basic and fully diluted net change in net assets per common share for the year ended December 31, 2012 were $0.93.

For the purpose of calculating diluted earnings per share for the year ended December 31, 2013, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because our share price was greater than the conversion price in effect ($11.63) for the Convertible Senior Notes for such period. For the year ended December 31, 2012, the dilutive effect of the Convertible Senior Notes under the treasury stock method is anti-dilutive because our share price was less than the conversion price in effect ($11.81) for the Convertible Senior Notes for such period, and not included in this calculation.

Financial Condition, Liquidity and Capital Resources

Our liquidity and capital resources are derived from our Credit Facilities (as defined herein), SBA debentures, Convertible Senior Notes, 2019 Notes, 2024 Notes, 2017 Asset-Backed Notes, 2021 Asset-Backed Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration, “At-The-Market”, or ATM, and private offerings of securities, by securitizing a portion of our investments or borrowing, including from the SBA through our SBIC subsidiaries.

On August 16, 2013, we entered into an ATM equity distribution agreement with JMP Securities LLC, or JMP. The equity distribution agreement provides that we may offer and sell up to 8.0 million shares of our common stock from time to time through JMP, as our sales agent. Sales of our common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the year ended December 31, 2014, we sold 650,000 shares of common stock for total accumulated net proceeds of approximately $9.5 million, all of which is accretive to net asset value. We generally use the net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of December 31, 2014, approximately 7.35 million shares remained available for issuance and sale under the equity distribution agreement.

As of December 31, 2014, approximately $57.3 million of our Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.5 million of our common stock, or $24.3 million. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015. See “—Subsequent Events”.

At December 31, 2014, we had $17.7 million of Convertible Senior Notes, $170.4 million of 2019 Notes, $103.0 million of 2024 Notes, $16.0 million of 2017 Asset-Backed Notes, $129.3 million of 2021 Asset-Backed Notes and $190.2 million of SBA debentures payable. We had no borrowings outstanding under either the Wells Facility or the Union Bank Facility.

At December 31, 2014, we had $377.1 million in available liquidity, including $227.1 million in cash and cash equivalents. We had available borrowing capacity of approximately $75.0 million under the Wells Facility and $75.0 million under the Union Bank Facility, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At December 31, 2014, we had $112.5 million of cash in restricted accounts related to our SBIC that we may use to fund new investments in the SBIC. With our net investments of $38.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $190.2 million of SBA guaranteed debentures, subject to SBA approval. At December 31, 2014, we have issued $190.2 million in SBA guaranteed debentures in our SBIC subsidiaries.

At December 31, 2014, we had approximately $12.7 million of restricted cash, which consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized 2017 Asset-Backed Notes and 2021 Asset-Backed Notes, based on current characteristics of the securitized debt investment portfolios, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations. During the year ended December 31, 2014, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of debt investments and the sale of debt and equity investments.

During the year ended December 31, 2014, our operating activities used $26.5 million of cash and cash equivalents, compared to $103.6 million provided during the year ended December 31, 2013. This $130.1 million decrease in cash provided by operating activities resulted primarily from the increase in purchase of investments of approximately $135.7 million and the decrease in net assets resulting from operations of approximately $28.3 million.

During the year ended December 31, 2014, our investing activities used $6.6 million of cash, compared to approximately $6.6 million used during the year ended December 31, 2013. Our cash flows from investing remained flat as compared to the prior fiscal year.

During the year ended December 31, 2014, our financing activities used $8.2 million of cash, compared to $11.6 million used during the year ended December 31, 2013. This $3.5 million decrease in cash used by financing activities was primarily due to the net issuance of our 2024 Notes and 2021 Asset-Backed Notes for $99.7 million and $126.0 million, respectively. These increases were offset by a decrease in proceeds from issuance of common stock of $86.4 million and an increase in repayments of 2017 Asset-Backed Notes and SBA debentures of $33.8 million and $34.8 million, respectively, during the year ended December 31, 2014. In addition, during the year ended December 31, 2014, we paid $57.3 million in cash to settle our Convertible

Senior Notes, of which $53.1 million is included in cash flows from financing activities and $4.2 million is in included in cash flows from operating activities, which represents the proportional interest paid of the original issue discount.

As of December 31, 2014, net assets totaled $658.9 million, with a net asset value per share of $10.18. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of December 31, 2014 our asset coverage ratio under our regulatory requirements as a business development company was 250.8%, excluding our SBA debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage. Total leverage when including our SBA debentures was 205.0% at December 31, 2014.

Outstanding Borrowings

At December 31, 2014 and December 31, 2013, we had the following available borrowings and outstanding amounts:

	December 31, 2014		December 31, 2013
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$225,000	$225,000
2019 Notes	170,364	170,364	170,364	170,364
2024 Notes	103,000	103,000	—	—
2017 Asset-Backed Notes	16,049	16,049	89,557	89,557
2021 Asset-Backed Notes	129,300	129,300	—	—
Convertible Senior Notes(3)	17,674	17,345	75,000	72,519
Wells Facility	75,000	—	75,000	—
Union Bank Facility	75,000	—	30,000	—

Total	$776,587	$626,258	$664,921	$557,440

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	In March 2014, the Company repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III. At December 31, 2013, the total available borrowings under the SBA debentures were $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.
(3)	During the year ended December 31, 2014, holders of approximately $57.3 million of the Company’s Convertible Senior Notes exercised their conversion rights. The balance at December 31, 2014 represents the remaining aggregate principal amount outstanding of the Convertible Senior Notes less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was approximately $329,000 at December 31, 2014 and $2.5 million at December 31, 2013.

Our net asset value may decline as a result of economic conditions in the United States. Our continued compliance with the covenants under the Credit Facilities, Convertible Senior Notes, 2019 Notes, 2024 Notes, 2017 Asset-Backed Notes, 2021 Asset-Backed Notes and SBA debentures depend on many factors, some of which are beyond our control. Material net asset devaluation could have a material adverse effect on our operations and could require us to reduce our borrowings in order to comply with certain covenants, including the ratio of total assets to total indebtedness. We believe that our current cash and cash equivalents, cash generated from operations, and funds available from our Credit Facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Debt financing costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, as of December 31, 2014 and December 31, 2013 were as follows:

(in thousands)	December 31, 2014	December 31, 2013
SBA Debentures	$4,038	$5,074
2019 Notes	4,352	5,319
2024 Notes	3,205	—
2017 Asset-Backed Notes	506	2,686
2021 Asset-Backed Notes	3,207	—
Convertible Senior Notes	175	1,323
Wells Facility	794	398
Union Bank Facility	156	—

Total	$16,433	$14,800

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded contractual commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded contractual commitments may be significant from time to time. As of December 31, 2014, we had unfunded contractual commitments of approximately $339.0 million. Approximately $191.3 million of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the contractual commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent our future cash requirements. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, as of December 31, 2014, we had approximately $108.2 million of non-binding term sheets outstanding to eight new and existing companies, which generally convert to contractual commitments within approximately 90 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2014:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$626,258	$16,081	$17,313	$321,464	$271,400
Operating Lease Obligations(5)	6,258	1,554	3,055	1,590	59

Total	$632,516	$17,635	$20,368	$323,054	$271,459

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a Warrant Participation Agreement with Citigroup. See Note 4 to our consolidated financial statements.
(3)	Includes $190.2 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $103.0 million of the 2024 Notes, $16.0 million in aggregate principal amount of the 2017 Asset-Backed Notes, $129.3 million in aggregate principal amount of the 2021 Asset-Backed Notes and $17.3 million of the Convertible Senior Notes.

(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes is $17.7 million less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was $329,000 at December 31, 2014.
(5)	Long-Term facility leases.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $1.6 million, $1.1 million and $1.2 million during the years ended December 31, 2014, 2013, and 2012, respectively.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law, subject to the restrictions in the 1940 Act.

Borrowings

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With our net investment of $38.0 million in HT II as of December 31, 2014, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was available at December 31, 2014. As of December 31, 2014, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2014 we held investments in HT II in 38 companies with a fair value of approximately $109.5 million, accounting for approximately 10.7% of our total portfolio at December 31, 2014.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $74.5 million in HT III as of December 31, 2014, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, of which $149.0 million was outstanding as of December 31, 2014. As of December 31, 2014, HT III has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2014, we held investments in HT III in 39 companies with a fair value of approximately $229.9 million accounting for approximately 22.5% of our total portfolio at December 31, 2014.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2014 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%.

The average amount of debentures outstanding for the year ended December 31, 2014 for HT II was approximately $46.7 million with an average interest rate of approximately 4.75%. The average amount of debentures outstanding for the year ended December 31, 2014 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

As of December 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at December 31, 2014, with our net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We reported the following SBA debentures outstanding on our Consolidated Statement of Assets and Liabilities as of December 31, 2014 and December 31, 2013:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	December 31, 2014	December 31, 2013
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$—	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$225,000

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, we and U.S. Bank National Association (the “2019 Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, we and the 2019 Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to our issuance, offer and sale of $43.0 million aggregate principal amount of the April 2019 Notes. The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

In July 2012, we reopened our April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, we and the 2019 Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to our issuance, offer and sale of $75.0 million aggregate principal amount of the September 2019 Notes. The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

As of December 31, 2014 and December 31, 2013, the 2019 Notes payable is comprised of:

(in thousands)	December 31, 2014	December 31, 2013
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of 2019 Notes	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.” See “—Subsequent Events.”

The April 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring our compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Base

Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among us and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a) (1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among us and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement

For the years ended December 31, 2014 and 2013, the components of interest expense and related fees and cash paid for interest expense and fees for the April 2019 Notes and September 2019 Notes are as follows:

	Year Ended December 31,
(in thousands)	2014	2013
Stated interest expense	$11,926	$11,926
Amortization of debt issuance cost	967	967

Total interest expense and fees	$12,893	$12,893

Cash paid for interest expense and fees	$11,926	$11,926

As of December 31, 2014, we are in compliance with the terms of the Base Indenture, and respective supplemental indentures thereto, governing the April 2019 Notes and September 2019 Notes. See Note 4 to our consolidated financial statements for more detail on the 2019 Notes.

2024 Notes

On July 14, 2014, we and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between us and the 2024 Trustee, dated July 14, 2014, relating to our issuance, offer and sale of $100.0 million aggregate principal amount of 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes. The sale of the 2024 Notes generated net proceeds of approximately $99.9 million.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at our option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes will be our direct unsecured obligations and will rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that we provide financial information to the holders of the 2024 Notes and the 2024 Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of December 31, 2014, we were in compliance with the terms of the Base Indenture, as supplemented by the Third Supplemental Indenture. At December 31, 2014, the 2024 Notes had an outstanding principal balance of $103.0 million.

For the years ended December 31, 2014 and 2013, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	December 31,
(in thousands)	2014	2013
Stated interest expense	$2,955	$—
Amortization of debt issuance cost	153	—

Total interest expense and fees	$3,108	$—

Cash paid for interest expense and fees	$1,887	$—

2017 Asset-Backed Notes

On December 19, 2012, we completed a $230.7 million term debt securitization in connection with which an affiliate of ours made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes. The 2017 Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. and were sold by the 2012 Securitization Issuer pursuant to a note purchase agreement, dated as of December 12, 2012, by and among us, the 2012 Trust Depositor, the 2012 Securitization Issuer, and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by us. Interest on the 2017 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The 2017 Asset-Backed Notes have a stated maturity of December 16, 2017. See “—Subsequent Events.”

As part of this transaction, we entered into a sale and contribution agreement with the 2012 Trust Depositor under which we have agreed to sell or have contributed to the 2012 Trust Depositor certain senior loans made to certain of our portfolio companies. We have made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2012 Loans as of the date of their transfer to the 2012 Trust Depositor.

In connection with the sale of the 2017 Asset-Backed Notes, we have made customary representations, warranties and covenants in the note purchase agreement. The 2017 Asset-Backed Notes are secured obligations of the 2012 Securitization Issuer and are non-recourse to us. The 2012 Securitization Issuer also entered into an indenture governing the 2017 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2017 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(A)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2017 Asset-Backed Notes outside the United States in accordance with Regulation S of the Securities Act. The 2012 Securitization Issuer will not be registered under the 1940 Act in reliance on an exemption provide by Section 3(c)(7) thereof. In addition, the 2012 Trust Depositor entered into an amended and restated trust agreement in respect of the 2012 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2012 Loans are serviced by us pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. We perform certain servicing and administrative functions with respect to the 2012 Loans. We are entitled to receive a monthly fee from the 2012 Securitization Issuer for servicing the 2012 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the 2012 Loans plus the amount of collections on deposit in the 2012 Securitization Issuer’s collection account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

We also serve as administrator to the 2012 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2014 and December 31, 2013, the 2017 Asset Backed Notes had an outstanding principal balance of $16.0 million and $89.6 million, respectively.

Under the terms of the 2017 Asset Backed Notes, we are required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2017 Asset-Backed Notes. We have segregated these funds and classified them as restricted cash. There was approximately $1.2 million and $6.3 million of restricted cash as of December 31, 2014 and 2013, respectively, funded through interest collections. See Note 4 to our consolidated financial statements for more detail on the 2017 Asset-Backed Notes.

2021 Asset-Backed Notes

On November 13, 2014, we completed a $237.4 million term debt securitization in connection with which an affiliate of ours made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes. The 2021 Asset-Backed Notes were rated A(sf) by Kroll Bond Rating Agency, Inc. (KBRA) and were sold by the 2014 Securitization Issuer pursuant to a note purchase agreement, dated as of November 13, 2014, by and among us, the 2014 Trust Depositor, the 2014 Securitization Issuer, and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by us. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, we entered into a sale and contribution agreement with the 2014 Trust Depositor under which we have agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of our portfolio companies. We have made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the sale of the 2021 Asset-Backed Notes, we have made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to us. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(A)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S of the Securities Act. The 2014 Securitization Issuer will not be registered under the 1940 Act in reliance on an exemption provide by Section 3(c)(7) thereof and Rule 3A-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by us pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. We perform certain servicing and administrative functions with respect to the 2014 Loans. We are entitled to receive a monthly fee from the Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus the amount of collections on deposit in the 2014 Securitization Issuer’s collection account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014).

We also serve as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2014, the 2021 Asset Backed Notes had an outstanding principal balance of $129.3 million.

Under the terms of the 2021 Asset Backed Notes, we are required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. We have segregated these funds and classified them as restricted cash. There was approximately $11.5 million of restricted cash as of December 31, 2014 funded through interest collections. See Note 4 to our consolidated financial statements for more detail on the 2021 Asset-Backed Notes.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes due 2016. During the year ended December 31, 2014, holders of approximately $57.3 million of our Convertible Senior Notes exercised their conversion rights. As of December 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.3 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the indenture. On or after October 15, 2015, until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. As of December 31, 2014, the conversion rate was 88.0615 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $11.36 per share of common stock).

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

Upon meeting the stock trading price conversion requirement during the three months ended June 30, 2014 and September 30, 2014, the Convertible Senior Notes became convertible on July 1, 2014 and continued to be convertible through December 31, 2014. As of December 31, 2014, approximately $57.3 million of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.5 million shares of the our common stock, or $24.3 million. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015. See “—Subsequent Events.”

We recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt we recorded for the year ended December 31, 2014 was approximately $1.6 million, and was classified as a component of net investment income in the Company’s Consolidated Statements of Operations.

As of December 31, 2014 and December 31, 2013, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2014	December 31, 2013
Principal amount of debt	$17,674	$75,000
Original issue discount, net of accretion	(329)	(2,481)

Carrying value of Convertible Senior Debt	$17,345	$72,519

For the years ended December 31, 2014 and 2013, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Year Ended December 31,
(in thousands)	2014	2013
Stated interest expense	$2,753	$4,500
Accretion of original issue discount	843	1,083
Amortization of debt issuance cost	450	577

Total interest expense	$4,046	$6,160

Cash paid for interest expense	$3,465	$4,500

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for both the years ended December 31, 2014 and December 31, 2013. During the year ended December 31, 2014 interest expense decreased by approximately $1.7 million from the comparative period in 2013, due to Convertible Senior Notes settled in the period. As of December 31, 2014, we are in compliance with the terms of the indentures governing the Convertible Senior Notes. See Note 4 to our consolidated financial statements for more detail on the Convertible Senior Notes.

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance. On June 20, 2011, we renewed the Wells Facility, and the Wells Facility was further amended on August 1, 2012, December 17, 2012 and August 8, 2014. Under this senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, we entered into an amendment to the Wells Facility that reduced the interest rate floor by 75 basis points to 4.25% and extended the maturity date by one year to August 2015. Additionally, the August 2012 amendment added an amortization period that commences on the day immediately following the end of the revolving credit availability period and ends one year thereafter on the maturity date. The August 2012 amendment also reduced the unused line fee, as further discussed below. On August 8, 2014, the Company entered into a further amendment to the Wells Facility to set the interest rate floor at 4.00% and to extend the revolving credit availability period to August 2017.

As amended, borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.00% and an advance rate of 50% against eligible debt investments. The Wells Facility is secured by debt investments in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the years ended December 31, 2014 and 2013, this non-use fee was approximately $380,000 and $380,000, respectively. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which are being amortized through the end of the term of the Wells Facility. In connection with the August 2014 amendments, the Company paid an additional $750,000 in structuring fees in connection with the Wells Facility which are being amortized through the end of the term of the Wells Facility.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. As amended, these covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2014. See Note 4 to our consolidated financial statements for more detail on the Wells Facility.

Union Bank Facility

We have a $75.0 million revolving senior secured credit facility with MUFG Union Bank, N.A. (“MUFG Union Bank”). We originally entered into the Union Bank Facility on February 10, 2010 but, following several amendments, amended and restated the Union Bank Facility on August 14, 2014. The amendment and restatement extends the maturity date of the Union Bank Facility to August 1, 2017, increases the size of the Union Bank Facility to $75.0 million from $30.0 million, and adjusts the interest rate for LIBOR borrowings under the Union Bank Facility. LIBOR-based borrowings under the Union Bank Facility will bear interest at a rate per annum equal to LIBOR plus 2.25% with no floor, whereas previously we paid a per annum interest rate on such borrowings equal to LIBOR plus 2.50% with a floor of 4.00%. Other borrowings under the Union Bank Facility, which are based on a reference rate instead of LIBOR, will continue to bear interest at a rate per annum equal to the reference rate (which is the greater of the federal funds rate plus 1.00% and a periodically announced Union Bank index rate) plus the greater of (i) 4.00% minus the reference rate and (ii) 1.00%. We continue to have the option of determining which type of borrowing to request under the Union Bank Facility. Subject to certain conditions, the amendment also removes a previous ceiling on the amount of certain unsecured indebtedness that we may incur.

MUFG Union Bank has made commitments to lend up to $75.0 million in aggregate principal amount. The Union Bank Facility contains an accordion feature, pursuant to which we may increase the size of the Union Bank Facility to an aggregate principal amount of $300.0 million by bringing in additional lenders, subject to the approval of MUFG Union Bank and other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings.

The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the years ended December 31, 2014 and 2013, this non-use fee was approximately $240,000 and $152,000, respectively. The amount that we may borrow under the Union Bank Facility is determined by applying an advance rate to eligible loans. The Union Bank Facility generally requires payment of monthly interest on loans based on a reference rate and at the end of a one, two, or three-month period, as applicable, for loans based on LIBOR. All outstanding principal is due upon maturity.

The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible debt investments placed in the collateral pool.

We have various financial and operating covenants required by the Union Bank Facility. These covenants require, among other things, that we maintain certain financial ratios, including liquidity, asset coverage, and debt service coverage, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $550.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after June 30, 2014. The Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2014. See Note 4 to our consolidated financial statements for more detail on the Union Bank Facility.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility with Citigroup which expired under normal terms. During the first quarter of 2009, we paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through the Warrant Participation Agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the Warrant Participation Agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the Warrant Participation Agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2014, we reduced our realized gain by approximately $465,000 for Citigroup’s participation in the realized gain on sale of equity securities which were obtained from exercising portfolio company warrants which were included in the collateral pool. We recorded a decrease in participation liability and a decrease in unrealized appreciation by a net amount of approximately $270,000 primarily due to depreciation of fair value on the pool of warrants collateralized under the Warrant Participation Agreement as a result of the sale of shares in Acceleron Pharma, Inc., Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the agreement. The remaining value of their participation right on unrealized gains in the related equity investments is approximately $101,000 as of December 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $2.1 million under the Warrant Participation Agreement thereby reducing realized gains by this amount. We will continue to pay Citigroup under the Warrant Participation Agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Warrant Participation Agreement are set to expire between February 2016 and January 2017.

Dividends

The following table summarizes our dividends declared and paid, to be paid or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31
February 24, 2014	March 10, 2014	March 17, 2014	0.31
April 28, 2014	May 12, 2014	May 19, 2014	0.31
July 28, 2014	August 18, 2014	August 25, 2014	0.31
October 29, 2014	November 17, 2014	November 24, 2014	0.31
February 24, 2015	March 12, 2015	March 19, 2015	0.31

			$10.30

*	Dividend paid in cash and stock.

On February 24, 2015 the Board of Directors declared a cash dividend of $0.31 per share that was paid on March 19, 2015 to shareholders of record as of March 12, 2015. This dividend will represent our thirty-eighth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $10.30 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, our Board of Directors may choose to pay an additional special dividend, or fifth dividend, so that we may distribute approximately all of our annual taxable income in the year it was earned, or may elect to maintain the option to spill over our excess taxable income into the coming year for future dividend payments.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the years ended December 31, 2014, 2013, and 2012, 100% were distributions of ordinary income and spillover earnings. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2015 distributions to stockholders will actually be.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest arrangements or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to our shareholders in 2015.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At December 31, 2014, approximately 78.6% of our total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). Our debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

We may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio company as provided by the Investment Committee, which incorporates the results of the independent valuation firm as appropriate, and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
	(in thousands)
Pharmaceuticals	$117,229	Originated Within 6 Months	Origination Yield	10.34% - 16.52%	11.76%
	237,595	Market Comparable Companies	Hypothetical Market Yield	9.75% - 17.73%	10.62%
			Premium/(Discount)	(0.50%) - 1.00%

Medical Devices	60,332	Originated Within 6 Months	Origination Yield	12.14% - 16.56%	13.69%
	60,658	Market Comparable Companies	Hypothetical Market Yield	11.64% - 22.22%	12.19%
			Premium/(Discount)	0.00% - 1.00%

	12,970	Liquidation(c)	Probability weighting of alternative outcomes	50.00%
Technology	152,645	Originated Within 6 Months	Origination Yield	10.54% - 20.02%	14.08%
	80,835	Market Comparable Companies	Hypothetical Market Yield	6.95% - 15.50%	13.01%
			Premium/(Discount)	0.00% - 0.50%
	27,159	Liquidation(c)	Probability weighting of alternative outcomes	10.00% - 90.00%

Energy Technology	4,437	Originated Within 6 Months	Origination Yield	13.85% - 21.57%	19.00%
	52,949	Market Comparable Companies	Hypothetical Market Yield	13.20% - 16.62%	15.41%
			Premium/(Discount)	0.00% - 1.50%

	1,600	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

Lower Middle Market	2,962	Originated Within 6 Months	Origination Yield	14.04%	14.04%
	59,254	Market Comparable Companies	Hypothetical Market Yield	11.91% - 15.33%	13.98%
			Premium/(Discount)	0.00% - 0.50%
	4,096	Liquidation(c)	Probability weighting of alternative outcomes	45.00% - 55.00%

		Debt Investments Where Fair Value Approximates Cost
	9,318	Imminent Payoffs
	39,867	Debt Investments Maturing in Less than One Year

	$923,906	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Consolidated Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Consolidated Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Internet Consumer and Business Services, Media/Content/Info, and Healthcare Services—Other industries in the Consolidated Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology industry in the Consolidated Schedule of Investments.

(b)	Weighted averages are calculated based on the fair market value of each investment.
(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

Investment Type -Level Three Debt Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(c)
	(in thousands)
Pharmaceuticals	$25,811	Originated Within 6 Months	Origination Yield	12.56% - 14.53%	13.36%
	250,607	Market Comparable Companies	Hypothetical Market Yield	13.83% - 15.47%	14.13%
			Premium/(Discount)	(1.00%) - 0.00%

Medical Devices	46,900	Originated Within 6 Months	Origination Yield	13.54% - 17.37%	14.87%
	34,723	Market Comparable Companies	Hypothetical Market Yield	14.32% - 17.37%	15.23%
			Premium/(Discount)	(1.00%)- 1.00%
Technology	18,796	Originated Within 6 Months	Origination Yield	10.62% - 15.97%	14.26%
	98,290	Market Comparable Companies	Hypothetical Market Yield	14.72% - 21.08%	15.48%
			Premium/(Discount)	0.00% - 1.00%
	1,643	Liquidation	Probability weighting of alternative outcomes	30.00% - 70.00%
Energy Technology	32,597	Originated Within 6 Months	Origination Yield	14.68% - 15.87%	15.17%

	108,238	Market Comparable Companies	Hypothetical Market Yield	15.37%	15.37%
			Premium/(Discount)	(0.50%)- 1.50%
Lower Middle Market	121,347	Market Comparable Companies	Hypothetical Market Yield	14.83% - 19.73%	16.12%
			Premium/(Discount)	0.00% - 1.00%
	31,818	Broker Quote(b)	Price Quotes	99.50% - 100.25% of par
			Par Value	$2.0 - $22.5 million
	12,576	Liquidation	Probability weighting of alternative outcomes	20.00% - 80.00%

		Debt Investments Where Fair Value Approximates Amortized Cost
	15,906	Imminent Payoffs
	22,236	Debt Investments Maturing in Less than One Year
	500	Convertible Debt at Par

	$821,988	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Consolidated Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Consolidated Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology industry in the Consolidated Schedule of Investments.

(b)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.
(c)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
	(in thousands)
Equity Investments	$12,249	Market Comparable Companies	EBITDA Multiple(b)	5.2x - 23.4x	8.5x
			Revenue Multiple(b)	0.9x - 3.6x	2.6x

			Discount for Lack of Marketability(c)	5.67% - 35.45%	15.95%

			Average Industry Volatility(d)	48.10% - 95.18%	62.78%

			Risk-Free Interest Rate	0.22% - 0.83%	0.24%

			Estimated Time to Exit (in months)	10 - 28	11

	46,686	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	38.95% - 84.30%	55.04%
			Risk-Free Interest Rate	0.10% - 1.32%	0.24%

			Estimated Time to Exit (in months)	6 - 43	10

Warrant Investments	9,725	Market Comparable Companies	EBITDA Multiple(b)	0.0x - 98.9x	16.6x
			Revenue Multiple(b)	0.3x - 15.7x	4.3x

			Discount for Lack of Marketability©	12.12% - 35.50%	22.14%

			Average Industry Volatility(d)	37.70% - 108.86%	67.23%

			Risk-Free Interest Rate	0.22% - 1.34%	0.75%

			Estimated Time to Exit (in months)	10 - 47	27

	12,198	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	32.85% - 99.81%	67.58%
			Risk-Free Interest Rate	0.21% - 2.95%	0.87%

			Estimated Time to Exit (in months)	10 - 48	28

Total Level Three Warrant and Equity Investments	$80,858

(a)	The significant unobservable inputs used in the fair value measurement of the our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of average industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
(in thousands)
Equity Investments	$10,244	Market Comparable Companies	EBITDA Multiple(b)	8.6x - 17.7x
			Revenue Multiple(b)	0.7x - 13.8x

			Discount for Lack of Marketability(c)	9.1% - 23.6%

			Average Industry Volatility(d)	43.4% - 110.7%

			Risk-Free Interest Rate	0.1% - 0.4%

			Estimated Time to Exit (in months)	6 - 30

	9,289	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	45.6% - 109.7%
			Risk-Free Interest Rate	0.1% - 0.9%

			Estimated Time to Exit (in months)	6 - 42

	18,127	Other	Average Industry Volatility(d)	44.0%

			Risk-Free Interest Rate	0.1%

			Estimated Time to Exit (in months)	12

Warrant Investments	10,200	Market Comparable Companies	EBITDA Multiple(b)	5.0x - 51.4x
			Revenue Multiple(b)	0.5x - 13.8x

			Discount for Lack of Marketability(c)	6.4% - 36.0%

			Average Industry Volatility(d)	21.3% - 110.7%

			Risk-Free Interest Rate	0.1% - 1.0%

			Estimated Time to Exit (in months)	6 - 48

	8,913	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	35.7% - 109.9%
			Risk-Free Interest Rate	0.1% - 2.7%

			Estimated Time to Exit (in months)	3 - 48

	9,595	Other	Average Industry Volatility(d)	44.0% - 56.9%

			Risk-Free Interest Rate	0.1% - 1.0%

			Estimated Time to Exit (in months)	12 - 48

Total Level Three Warrant and Equity Investments	$66,368

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology at all stages of development. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. We then apply the valuation methods as set forth below.

We apply a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. We determine the yield at inception for each debt investment. We then use senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices are used to benchmark/assess market based movements. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis.

We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yields and interest rate spreads of similar securities as of the measurement date. We value our syndicated debt investments, using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security is less than the amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investment from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. At December 31, 2014, we had four debt investments on non-accrual with a cumulative investment cost and fair value of approximately $28.9 million and $10.6 million, respectively, compared to two debt investments on non-accrual at December 31, 2013 with a cumulative investment cost and fair value of approximately $23.3 million and $12.6 million, respectively.

Paid-In-Kind and End of Term Income

Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $3.3 million and $3.5 million in PIK income during the years ended December 31, 2014 and 2013, respectively.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and deal structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by us in obtaining debt financing. Debt issuance costs are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method as applicable, or the straight line method, which closely approximates the effective yield method. These expenses are accelerated for the proportionate amount of unamortized debt issuance costs and fees in cases where debt is extinguished early.

Stock Based Compensation

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock based compensation for stock options and restricted stock granted. Under ASC 718, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date may require judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Income Taxes

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest arrangements, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest arrangements or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We intend to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to our shareholders in 2015. We distributed approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we have concluded that there is no impact from adopting this standard on our statement of assets and liabilities or results of operations. We have adopted this standard for our fiscal year ending December 31, 2014.

Subsequent Events

Dividend Declaration

On February 24, 2015 the Board of Directors declared a cash dividend of $0.31 per share to be paid on March 19, 2015 to shareholders of record as of March 12, 2015. This dividend would represent our thirty-eighth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $10.30 per share

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes, or the Convertible Senior Notes, due 2016. As of December 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.3 million.

The Convertible Senior Notes are convertible into shares of our common stock beginning October 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Senior Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.36 per share of common stock, in each case subject to adjustment in certain circumstances. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015.

Subsequent to December 31, 2014 and as of February 26, 2015, approximately $32,000 of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 613 shares of our common stock in January 2015.

April 2019 Notes—Redemption

On February 24, 2015, the Board of Directors approved a redemption of $20.0 million of the $84.5 million in issued and outstanding aggregate principal amount of April 2019 Notes, and notice for such redemption has been provided. We currently intend to make additional redemptions on the April 2019 Notes throughout the 2015 calendar year, depending on our anticipated cash needs. We will provide notice for and complete all redemptions in compliance with the terms of the Base Indenture, as supplemented by the First Supplemental Indenture.

2017 Asset-Backed Notes—Contractual Amortization

In February 2015, changes in the payment schedule of obligors in the 2017 Asset-Backed Notes collateral pool triggered a Rapid Amortization Event in accordance with the sale and servicing agreement for the 2017 Asset-Backed Notes. Due to this Event, the 2017 Asset-Backed Notes are expected to fully amortize within the first half of 2015.

Share Repurchase Program

On February 24, 2015, our Board of Directors approved a $50.0 million open market share repurchase program. We may repurchase shares of our common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in our then most recently published financial statements.

We anticipate that the manner, timing, and amount of any share purchases will be determined by our management based upon the evaluation of market conditions, stock price, and additional factors in accordance with regulatory requirements. As a 1940 Act reporting company, we are required to notify shareholders program when such a program is initiated or implemented. The repurchase program does not require us to acquire any specific number of shares and may be extended, modified, or discontinued at any time.

As of February 26, 2015, we have:

a.	Closed commitments of approximately $150.8 million to new and existing portfolio companies.

b.	Pending commitments (signed non-binding term sheets) of approximately $36.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
Q1-15 Closed Commitments (as of February 26, 2015)(a)	$150.8
Pending Commitments (as of February 26, 2015)(b)	$36.0

Year to date 2015 Closed and Pending Commitments	$186.8

Notes:

a.	Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Portfolio Company Developments

As of February 26, 2015, we held warrants or equity positions in six companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Good Technology Corp., ViewRay, Inc. and four companies which filed confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all. In addition, subsequent to December 31, 2014 the following current and former portfolio companies completed initial public offerings or were acquired:

1.	In January 2015, our portfolio company Box, Inc. completed its initial public offering of 12,500,000 shares of its common stock at $14.00 per share. The shares held we hold in Box, Inc. are subject to certain restrictions that govern the timing of our divestment and may thus impact our ultimate gain or (loss). In the case of Box, Inc., we are subject to a customary IPO lockup period and are obligated not to sell the shares of common stock that we own for six months from the date of the initial public offering. The potential gain depends on the price of the shares when we exit the investment.

2.	In January 2015, our portfolio company Zosano Pharma, Inc. completed its initial public offering of 4,500,000 shares of its common stock at $11.00 per share.

3.	In February 2015, our portfolio company Inotek Pharmaceuticals, Inc. completed its initial public offering of 6,667,000 shares of its common stock at a price to the public of $6.00 per share.

4.	In February 2015, Zillow, Inc. completed its acquisition of our former portfolio company Trulia, Inc. for $2.5 billion in a stock-for-stock transaction and formed Zillow Group, Inc. The Company no longer holds investments in the portfolio company.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our investment income will be affected by changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of December 31, 2014, approximately 98.2% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates with a floor. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Based on our Consolidated Statement of Assets and Liabilities as of December 31, 2014, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investments and borrowings.

(in thousands) Basis Point Change(1)	Interest Income	Interest Expense	Net Income
100	$8,365	$—	$8,365
200	$16,213	$—	$16,213
300	$27,470	$—	$27,470
400	$38,241	$—	$38,241
500	$48,957	$—	$48,957

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the year ended December 31, 2014, we did not engage in interest rate hedging activities.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. It also does not adjust for other business developments, including borrowings under our Credit Facilities, SBA debentures, Convertible Senior Notes, 2019 Notes, 2024 Notes, 2017 Asset-Backed Notes and 2021 Asset-Backed Notes that could affect the net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

For additional information regarding the interest rate associated with each of our Credit Facilities, SBA debentures, Convertible Senior Notes, 2019 Notes, 2024 Notes 2017 Asset-Backed Notes and 2021 Asset-Backed Notes, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Outstanding Borrowings” appearing elsewhere herein.

Disclosure Controls and Procedures

Our chief executive and chief financial officers, under the supervision and with the participation of our management, conducted an evaluation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934. Our chief executive and chief financial officers have concluded that our disclosure controls and procedures were effective to ensure that information required to be disclosed by us in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed by us in the reports that it files or submits under the Securities Exchange Act of 1934 is accumulated and communicated to our management, including its chief executive and chief financial officers, as appropriate to allow timely decisions regarding required disclosure.

Internal Control Over Financial Reporting

Management’s Annual Report on Internal Control Over Financial Reporting

The Company is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the SEC, internal control over financial reporting is a process designed under the supervision of the Company’s principal executive and principal financial and accounting officer, approved and monitored by the Company’s Board of Directors, and implemented by management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures, that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management of the Company conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“the COSO Framework”). Based on this assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2014.

Attestation Report of the Independent Registered Public Accounting Firm

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2014 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm who also audited the Company’s consolidated financial statements, as stated in their report, which is included in this prospectus supplement.

Changes in Internal Control Over Financial Reporting in 2014

There have been no changes in our internal control over financing reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Securities Exchange Act of 1934, that occurred during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods December 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005. The information as of December 31, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers, LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers, LLP on the senior securities table as of December 31, 2014 is attached as an exhibit to the registration statement of which this prospectus supplement and accompany prospectus are a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C.
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014	—	—	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Small Business Administration Debentures (HT II)(4)
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014	$41,200,000	$31,535	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014	$149,000,000	$8,720	N/A
Senior Convertible Notes
December 31, 2011	$70,352,983	$10,623	$885
December 31, 2012	$71,435,783	$15,731	$1,038
December 31, 2013	$72,518,583	$16,847	$1,403
December 31, 2014	$17,344,916	$74,905	$1,290
April 2019 Notes
December 31, 2012	$84,489,500	$13,300	$986
December 31, 2013	$84,489,500	$14,460	$1,021
December 31, 2014	$84,489,500	$15,377	$1,023
September 2019 Notes
December 31, 2012	$85,875,000	$13,086	$1,003
December 31, 2013	$85,875,000	$14,227	$1,016
December 31, 2014	$85,875,000	$15,129	$1,026
2017 Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000
December 31, 2013	$89,556,972	$13,642	$1,004
December 31, 2014	$16,049,144	$80,953	$1,375
2024 Notes
December 31, 2014	$103,000,000	$12,614	$1,010
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048	$1,000

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated March 24, 2015, we have agreed to sell to the underwriters named below, for whom Wells Fargo Securities, LLC is acting as representative, the following respective numbers of shares of common stock at the offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus supplement:

Underwriter	Number of Shares
Wells Fargo Securities, LLC	2,420,220
Raymond James & Associates, Inc.	1,760,220
Keefe, Bruyette & Woods, Inc.	1,099,560
JMP Securities LLC	495,000
BB&T Capital Markets, a division of BB&T Securities, LLC	330,000
Wunderlich Securities, Inc.	330,000
Janney Montgomery Scott LLC	165,000

Total	6,600,000

The underwriting agreement provides that the underwriters are obligated to purchase all of the shares of common stock in the offering if any are purchased, other than those shares covered by the over-allotment option described below, subject to certain conditions precedent. The underwriting agreement also provides that if an underwriter defaults the purchase commitments of non-defaulting underwriters may be increased or the offering may be terminated.

The underwriters propose to offer the shares of common stock offered hereby from time to time for sale in one or more transactions on the NYSE, in the over-the-counter-market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, subject to receipt and acceptance by the underwriters and subject to the underwriters’ right to reject any order in whole or in part. The underwriters may effect such transactions by selling the shares of common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriter and/or purchasers of shares of common stock for whom they may act as agents or to whom they may sell as principal. The difference between the price at which the underwriters purchase shares and the price at which the underwriters resell such shares, which may include a commission equivalent of up to $0.246 per share, may be deemed underwriting compensation.

We have granted to the underwriter a 30-day option to purchase on a pro rata basis up to 990,000 additional shares at a price of $13.23 per share. The option may be exercised only to cover any over allotments of common stock.

The following table summarizes the compensation and estimated expenses that we will pay.

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$13.64	$13.64	90,024,000	103,527,600
Underwriting Discounts and Commissions paid by us	$0.41	$0.41	2,706,000	3,111,900
Proceeds, before expenses to us	$13.23	$13.23	87,318,000	100,415,700

We expect that our expenses for this offering will be approximately $350,000 (including up to $10,000 in reimbursement of the underwriters’ counsel fees in connection with the review of the terms of the offering by the Financial Industry Regulatory Authority, Inc.), excluding underwriting discounts and commissions in connection with this offering.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or contribute to payments that the underwriters may be required to make in that respect.

We have agreed that we will not directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any equity or equity related securities of the Company or securities convertible into such securities, without the prior written consent of Wells Fargo Securities, LLC for a period of 30 days after the date of this prospectus supplement, except issuances of common stock pursuant to any employee or director compensation, dividend reinvestment, savings, or benefit plan, or distributions to the Company’s directors upon that individual’s election to receive shares of the Company’s common stock in lieu of a cash retainer. However, in the event that either (1) during the last 17 days of the “lock-up” period, we release earnings results or material news or a material event relating to us occurs or (2) prior to the expiration of the “lock-up” period, we announce that we will release earnings results during the 16-day period beginning on the last day of the “lock-up” period, then in either case the expiration of the “lock-up” will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable.

Our directors and senior executive officers have agreed that during the 30 days after the date of this prospectus supplement, subject to certain exceptions, they will not, without the prior written consent of Wells Fargo Securities, LLC offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a “Disposition”), any shares of our common stock, any options or warrants to purchase any shares of our common stock or any securities convertible into or redeemable or exchangeable for shares of our common stock now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition. The foregoing restriction has been expressly agreed to preclude the holder of such securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of securities during the “lock-up” period, even if such securities would be disposed of by someone other than the holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any securities. Notwithstanding the foregoing, if (i) during the last 17 days of the “lock-up” period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the “lock-up” period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the “lock-up” period, the foregoing restrictions shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. These lock-up agreements will cover approximately 2,700,000 shares of our outstanding common stock and shares underlying warrants in the aggregate. These agreements will not cover shares acquired in connection with the participation in the Company’s dividend reinvestment plan, shares acquired upon the exercise of stock options pursuant to the Company’s stock option plan, pledges of securities in connection with their purchase upon the exercise of employee stock options following termination of employment with the Company, the sale of shares in connection with net issuances of shares to satisfy tax withholding obligations related to the vesting of shares of restricted stock or the exercise of stock options to purchase shares of the Company’s common stock that were granted pursuant to the Company’s equity compensation plans, or the exercise or conversion of any security into shares of our common stock so long as the shares received remain subject to the “lock-up.” The agreements also exclude dispositions (i) as a bona fide gift or gifts, (ii) as a distribution to partners or shareholders of such person (or in the case of a trust, to the beneficiaries thereof), (iii) to any corporation controlled by the transferor, (iv) to any trust for the direct or indirect benefit of the transferor or their immediate family, provided that such transfer does not involve a disposition for value other than for the benefit of the transferor’s immediate family, and (v) charitable dispositions of securities that do not involve a disposition for value, provided that in each case (i)-(v) the recipient agrees in writing to be bound by the restrictions of the “lock-up.” Wells Fargo Securities, LLC may, in its sole discretion, allow any of these parties to dispose of common stock or other securities prior to the expiration of the 30 day period. There are, however, no agreements between Wells Fargo Securities, LLC and the parties that would allow them to do so as of the date of this prospectus supplement.

Until the distribution of the common stock is completed, rules of the Securities and Exchange Commission may limit the ability of the underwriters and certain selling group members to bid for and purchase the common stock. As an exception to these rules, the underwriters are permitted to engage in certain transactions that stabilize, maintain or otherwise affect the price of the common stock.

In connection with this offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions, penalty and market making bids in accordance with Regulation M under the Securities Act of 1934.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•

Over-allotment transactions involve sales by the underwriters of the shares of common stock in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over allotment option, if any. The underwriters may close out any covered short position by either exercising its over allotment option, if any, and/or purchasing shares in the open market.

•

Syndicate covering transactions involve purchases of the shares of common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriter will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which it may purchase shares through the over allotment option. If the underwriters sells more shares than could be covered by the over allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•

Penalty bids permit representatives to reclaim a selling concession from a syndicate member when the shares of common stock originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

•

In passive market making, market makers in the common stock who are underwriters or prospective underwriters may, subject to limitations, make bids for or purchases of our common stock until the time, if any, at which a stabilizing bid is made.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of the common stock. As a result the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NYSE or otherwise and, if commenced may be discontinued at any time.

The underwriters will deliver an accompanying prospectus and prospectus supplement to all purchasers of shares of common stock in the short sales. The purchases of shares of common stock in short sales are entitled to the same remedies under the federal securities laws as any other purchaser of shares of common stock covered by this prospectus supplement.

The underwriters are not obligated to engage in any of the transactions described above. If it does engage in any of these transactions, it may discontinue them at any time.

Notice to Prospective Investors in Hong Kong

The shares may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong) and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Singapore

This prospectus supplement has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with conditions set forth in the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

•

a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

•	a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

•

to an institutional investor (for corporations, under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less than $200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA;

•	where no consideration is or will be given for the transfer; or

•	where the transfer is by operation of law.

Notice to Prospective Investors in Australia

No prospectus or other disclosure document (as defined in the Corporations Act 2001 (Cth) of Australia (“Corporations Act”)) in relation to the common stock has been or will be lodged with the Australian

Securities & Investments Commission (“ASIC”). This document has not been lodged with ASIC and is only directed to certain categories of exempt persons. Accordingly, if you receive this document in Australia:

(a)	you confirm and warrant that you are either:

(i)	a “sophisticated investor” under section 708(8)(a) or (b) of the Corporations Act;

(ii)	a “sophisticated investor” under section 708(8)(c) or (d) of the Corporations Act and that you have provided an accountant’s certificate to us which complies with the requirements of section 708(8)(c)(i) or (ii) of the Corporations Act and related regulations before the offer has been made;

(iii)	a person associated with the company under section 708(12) of the Corporations Act; or

(iv)	a “professional investor” within the meaning of section 708(11)(a) or (b) of the Corporations Act, and to the extent that you are unable to confirm or warrant that you are an exempt sophisticated investor, associated person or professional investor under the Corporations Act any offer made to you under this document is void and incapable of acceptance; and

(b)	you warrant and agree that you will not offer any of the common stock for resale in Australia within 12 months of that common stock being issued unless any such resale offer is exempt from the requirement to issue a disclosure document under section 708 of the Corporations Act.

Our common stock is quoted on the NYSE under the trading symbol “HTGC.”

In the ordinary course of its businesses, the underwriters and/or its affiliates have in the past performed, and many continue to perform, investment banking, broker dealer, lending, financial advisory or other services for us for which they have received, or may receive, customary compensation. In addition, an affiliate of Wells Fargo Securities, LLC serves as arranger, administrative agent and lender under the Wells Facility. For information about our borrowings, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” in this prospectus supplement.

The principal address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202. The principal address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33716. The principal address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, Fourth Floor, New York, New York 10019. The principal address of JMP Securities LLC is 600 Montgomery Street, Tenth Floor, San Franciso, California 94111. The principal address of BB&T Capital Markets, a division of BB&T Securities, LLC is 901 East Byrd Street, Ste. 300, Richmond Virginia 23219. The principal address of Wunderlich Securities, Inc. is 6000 Poplar Avenue. Suite 150, Memphis, Tennessee 38119. The principal address of Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, Pennsylvania 19103.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, NY.

EXPERTS

The consolidated financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2014 included in this prospectus supplement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and accompanying prospectus form a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Board of Directors and Shareholders of

Hercules Technology Growth Capital, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework 2013 issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO 2013). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2014 by correspondence with the custodian, borrowers and brokers, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA

March 2, 2015

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31, 2014	December 31, 2013
Assets
Investments:
Non-control/Non-affiliate investments (cost of $1,019,799 and $891,059, respectively)	$1,012,738	$899,314
Affiliate investments (cost of $15,538 and $15,238, respectively)	7,999	10,981

Total investments, at value (cost of $1,035,337 and $906,297, respectively)	1,020,737	910,295
Cash and cash equivalents	227,116	268,368
Restricted cash	12,660	6,271
Interest receivable	9,453	8,962
Other assets	29,257	27,819

Total assets	$1,299,223	$1,221,715

Liabilities
Accounts payable and accrued liabilities	$14,101	$14,268
Long-term Liabilities (Convertible Senior Notes)	17,345	72,519
2017 Asset-Backed Notes	16,049	89,557
2021 Asset-Backed Notes	129,300	—
2019 Notes	170,364	170,364
2024 Notes	103,000	—
Long-term SBA Debentures	190,200	225,000

Total liabilities	$640,359	$571,708
Commitments and Contingencies (Note 10)

Net assets consist of:
Common stock, par value	65	62
Capital in excess of par value	657,233	656,594
Unrealized appreciation (depreciation) on investments	(17,076)	3,598
Accumulated realized gains (losses) on investments	14,079	(15,240)
Undistributed net investment income	4,563	4,993

Total net assets	$658,864	$650,007

Total liabilities and net assets	$1,299,223	$1,221,715

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	64,715	61,837
Net asset value per share	$10.18	$10.51

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trusts for the asset-backed notes (see Note 4), which are variable interest entities (“VIE”). The assets of our securitization VIEs can only be used to settle obligations of our consolidated securitization VIEs, these liabilities are only the obligations of our consolidated securitization VIEs, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statements of Assets and Liabilities above.

(Dollars in thousands)	December 31, 2014	December 31, 2013
Assets
Restricted Cash	$12,660	$6,271
Total investments, at value (cost of $296,314 and $166,513, respectively)	291,464	165,445

Total assets	$304,124	$171,716

Liabilities
Asset-Backed Notes	$145,349	$89,557

Total liabilities	$145,349	$89,557

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2014	2013	2012
Investment income:
Interest income
Non-Control/Non-Affiliate investments	$124,776	$121,302	$85,258
Affiliate investments	1,842	2,369	2,345

Total interest income	126,618	123,671	87,603

Fees
Non-Control/Non-Affiliate investments	17,013	16,016	9,897
Affiliate investments	34	26	20

Total fees	17,047	16,042	9,917

Total investment income	143,665	139,713	97,520
Operating expenses:
Interest	28,041	30,334	19,835
Loan fees	5,919	4,807	3,917
General and administrative	10,209	9,354	8,108
Employee Compensation:
Compensation and benefits	16,604	16,179	13,326
Stock-based compensation	9,561	5,974	4,227

Total employee compensation	26,165	22,153	17,553

Total operating expenses	70,334	66,648	49,413
Loss on debt extinguishment (Long-term Liabilities—Convertible Senior Notes)	(1,581)	—	—

Net investment income	71,750	73,065	48,107
Net realized gain on investments
Non-Control/Non-Affiliate investments	20,112	14,836	3,168

Total net realized gain on investments	20,112	14,836	3,168

Net increase in unrealized appreciation (depreciation) on investments
Non-Control/Non-Affiliate investments	(17,392)	12,370	(2,448)
Affiliate investments	(3,282)	(825)	(2,068)

Total net unrealized appreciation (depreciation) on investments	(20,674)	11,545	(4,516)

Total net realized and unrealized gain (loss)	(562)	26,381	(1,348)

Net increase in net assets resulting from operations	$71,188	$99,446	$46,759

Net investment income before investment gains and losses per common share:
Basic	$1.13	$1.22	$0.96

Change in net assets resulting from operations per common share:
Basic	$1.12	$1.67	$0.93

Diluted	$1.10	$1.63	$0.93

Weighted average shares outstanding
Basic	61,862	58,838	49,068

Diluted	63,225	60,292	49,156

Dividends declared per common share:
Basic	$1.24	$1.11	$0.95

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation (Depreciation) on Investments	Accumulated Realized Gains (Losses) on Investments	Undistributed net investment income/ (Distributions in excess of investment income)	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041
Net increase in net assets resulting from operations	—	—	—	(4,516)	3,168	48,107	—	46,759
Issuance of common stock	578	1	3,287	—	—	—	—	3,288
Issuance of common stock under restricted stock plan	505	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	219	—	2,305	—	—	—	—	2,305
Retired shares from net issuance	(330)	—	(4,625)	—	—	—	—	(4,625)
Public Offering	8,100	8	80,872	—	—	—	—	80,880
Dividends declared	—	—	—	—	—	(47,983)	—	(47,983)
Stock-based compensation	—	—	4,303	—	—	—	—	4,303
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(5,878)	—	2,958	2,920	—	—

Balance at December 31, 2012	52,925	$53	$564,508	$(7,947)	$(36,916)	$(3,388)	$(342)	$515,968

Net increase in net assets resulting from operations	—	$—	$—	$11,545	$14,836	$73,065	$—	$99,446
Issuance of common stock	2,019	2	25,245	—	—	—	—	25,247
Issuance of common stock under restricted stock plan	423	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	159	—	2,201	—	—	—	—	2,201
Retired shares from net issuance	(1,739)	(2)	(27,990)	—	—	—	—	(27,992)
Public Offering	8,050	8	95,529	—	—	—	—	95,537
Dividends declared	—	—	—	—	—	(66,454)	—	(66,454)
Stock-based compensation	—	—	6,054	—	—	—	—	6,054
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(8,952)	—	6,840	2,112	—	—

Balance at December 31, 2013	61,837	$62	$656,594	$3,598	$(15,240)	$5,335	$(342)	$650,007

Net increase (decrease) in net assets resulting from operations	—	$—	$—	$(20,674)	$20,112	$71,750	$—	$71,188
Issuance of common stock	354	—	3,955	—	—	—	—	3,955
Issuance of common stock under restricted stock plan	593	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	97	—	1,485	—	—	—	—	1,485
Retired shares from net issuance	(277)	—	(7,856)	—	—	—	—	(7,856)
Public offering	2,111	2	9,007	—	—	—	—	9,009
Dividends declared	—	—	—	—	—	(78,562)	—	(78,562)
Stock-based compensation	—	—	9,638	—	—	—	—	9,638
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(15,589)	—	9,207	6,382	—	—

Balance at December 31, 2014	64,715	$65	$657,233	$(17,076)	$14,079	$4,905	$(342)	$658,864

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2014	2013	2012
Cash flows from operating activities:
Net increase in net assets resulting from operations	$71,188	$99,446	$46,759
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(623,232)	(487,558)	(507,098)
Principal and fee payments received on investments	503,003	477,535	245,777
Proceeds from the sale of investments	33,432	44,832	25,948
Net unrealized depreciation (appreciation) on investments	20,674	(11,545)	4,516
Net realized gain on investments	(20,112)	(14,836)	(3,048)
Accretion of paid-in-kind principal	(2,549)	(3,103)	(1,400)
Accretion of loan discounts	(9,792)	(6,652)	(5,441)
Accretion of loan discount on Convertible Senior Notes	843	1,083	1,083
Loss on debt extinguishment (Long-term Liabilities—Convertible Senior Notes)	1,581	—	—
Payment of loan discount on Convertible Senior Notes	(4,195)	—	—
Accretion of loan exit fees	(11,541)	(9,251)	(3,986)
Change in deferred loan origination revenue	(281)	1,409	2,301
Unearned fees related to unfunded commitments	(6,426)	(3,087)	(1,900)
Amortization of debt fees and issuance costs	5,256	4,044	1,560
Depreciation	266	252	289
Stock-based compensation and amortization of restricted stock grants	9,638	6,054	4,303
Change in operating assets and liabilities:
Interest and fees receivable	(490)	672	(3,815)
Prepaid expenses and other assets	7,518	2,488	(988)
Accounts payable	271	54	279
Accrued liabilities	(1,583)	1,757	926

Net cash provided by (used in) operating activities	(26,531)	103,594	(193,935)
Cash flows from investing activities:
Purchases of capital equipment	(190)	(311)	(87)
Reduction of (investment in) restricted cash	(6,389)	(6,271)	—
Other long-term assets	25	—	—

Net cash (used in) investing activities	(6,554)	(6,582)	(87)
Cash flows from financing activities:
Proceeds from issuance (repurchase of employee shares due to restricted stock vesting) of common stock, net(1)	5,936	92,376	79,647
Dividends paid	(77,076)	(64,252)	(45,678)
Issuance of 2019 Notes Payable	—	—	170,365
Issuance of 2024 Notes Payable	103,000	—	—
Issuance of 2017 Asset-Backed Notes	—	—	129,300
Issuance of 2021 Asset-Backed Notes	129,300	—	—
Repayments of 2017 Asset-Backed Notes	(73,508)	(39,743)	—
Repayments of Long-Term SBA Debentures	(34,800)	—	—
Borrowings of credit facilities	—	—	64,000
Repayments of credit facilities	—	—	(74,228)
Cash paid for debt issuance costs	(6,669)	—	(10,864)
Cash Paid for redemption of Convertible Senior Notes	(53,131)	—	—
Fees paid for credit facilities and debentures	(1,219)	(19)	—

Net cash provided by (used in) financing activities	(8,167)	(11,638)	312,542

Net decrease in cash and cash equivalents	(41,252)	85,374	118,520
Cash and cash equivalents at beginning of period	268,368	182,994	64,474

Cash and cash equivalents at end of period	$227,116	$268,368	$182,994

Supplemental non-cash investing and financing activities:
Interest paid	$25,738	$25,245	$18,928
Income taxes paid	$133	$85	$44
Dividends Reinvested	$1,485	$2,201	$2,305
Paid-in-Kind Principal	$2,699	$1,153	$115

(1)	Net issuance of employee shares due to restricted stock vesting equals $3,901, $2,744, and $1,341 for the years ended December 31, 2014, December 31 2013, and December 31, 2012, respectively.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Biotechnology Tools
1-5 Years Maturity
Labcyte, Inc.(10)(12)(13)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$2,695	$2,869	$2,869

Subtotal: 1-5 Years Maturity						2,869	2,869

Subtotal: Biotechnology Tools (0.44%)*						2,869	2,869

Communications & Networking
1-5 Years Maturity
OpenPeak, Inc.(10)(12)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,889	13,193	13,193
SkyCross, Inc.(12)(13)	Communications & Networking	Senior Secured	January 2018	Interest rate PRIME + 9.70% or Floor rate of 12.95%	$22,000	21,580	20,149
Spring Mobile Solutions, Inc.(10)(12)	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$18,840	18,928	19,116

Subtotal: 1-5 Years Maturity						53,701	52,458

Subtotal: Communications & Networking (7.96%)*						53,701	52,458

Consumer & Business Products
1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(12)(13)	Consumer & Business Products	Senior Secured	December 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,000	4,912	4,884
	Consumer & Business Products	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$216	89	89

Total Antenna79 (p.k.a. Pong Research Corporation)					$5,216	5,001	4,973
Fluc, Inc.(8)	Consumer & Business Products	Convertible Senior Note	March 2017	Interest rate FIXED 4.00%	$100	100	100
IronPlanet, Inc.(12)	Consumer & Business Products	Senior Secured	November 2017	Interest rate PRIME + 6.20% or Floor rate of 9.45%	$37,500	36,345	36,345
The Neat Company(11)(12)(13)	Consumer & Business Products	Senior Secured	September 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%, PIK Interest 1.00%	$20,061	19,422	19,422

Subtotal: 1-5 Years Maturity						60,868	60,840

Subtotal: Consumer & Business Products (9.23%)*						60,868	60,840

Drug Delivery
Under 1 Year Maturity
Revance Therapeutics, Inc. (10)(12)	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$2,098	2,458	2,458

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$210	$246	$246

Total Revance Therapeutics, Inc.					$2,308	2,704	2,704

Subtotal: Under 1 Year Maturity						2,704	2,704

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$25,000	24,831	24,969
BIND Therapeutics, Inc.(12)(13)	Drug Delivery	Senior Secured	September 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$3,274	3,343	3,228
BioQuiddity Incorporated(12)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$7,500	7,439	7,439
Celator Pharmaceuticals, Inc.(10)(12)	Drug Delivery	Senior Secured	June 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$10,000	9,927	9,899
Celsion Corporation(10)(12)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$10,000	9,858	10,027
Dance Biopharm, Inc.(12)(13)	Drug Delivery	Senior Secured	November 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$3,905	3,871	3,864
Edge Therapeutics, Inc.(12)	Drug Delivery	Senior Secured	March 2018	Interest rate PRIME + 5.95% or Floor rate of 10.45%	$3,000	2,847	2,847
Neos Therapeutics, Inc.(12)(13)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$5,000	4,916	4,916
	Drug Delivery	Senior Secured	October 2017	Interest rate FIXED 9.00%	$10,000	10,010	10,063

Total Neos Therapeutics, Inc.					$15,000	14,926	14,979
Zosano Pharma, Inc.(10)(12)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 6.80% or Floor rate of 12.05%	$4,000	3,894	3,881

Subtotal: 1-5 Years Maturity						80,936	81,133

Subtotal: Drug Delivery (12.72%)*						83,640	83,837

Drug Discovery & Development
Under 1 Year Maturity
Aveo Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Discovery & Development	Senior Secured	December 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$11,611	11,611	11,611
Concert Pharmaceuticals, Inc.(10)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$7,175	7,142	7,142

Subtotal: Under 1 Year Maturity						18,753	18,753

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity
ADMA Biologics, Inc.(10)(11)(12)	Drug Discovery & Development	Senior Secured	December 2017	Interest rate PRIME + 5.5% or Floor rate of 8.75%, PIK Interest 1.95%	$5,000	$4,879	$4,933
	Drug Discovery & Development	Senior Secured	December 2017	Interest rate PRIME + 3.00% or Floor rate of 8.75%, PIK Interest 1.95%	$10,153	10,032	10,144

Total ADMA Biologics, Inc.					$15,153	14,911	15,077
Aveo Pharmaceuticals, Inc.(9)(10)(12)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 6.65% or Floor rate of 11.90%	$10,000	9,766	9,766
Celladon Corporation(12)(13)	Drug Discovery & Development	Senior Secured	February 2018	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$10,000	10,022	10,022
Cempra, Inc.(10)(12)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$18,000	18,020	18,560
Cerecor Inc.(12)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$7,500	7,374	7,374
Cleveland BioLabs, Inc.(12)(13)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.10% or Floor rate of 9.35%	$1,883	1,883	1,920
CTI BioPharma Corp. (pka Cell Therapeutics, Inc.)(10)(12)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,584	4,584	4,712
	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 9.00% or Floor rate of 12.25%	$13,890	13,890	14,279

Total CTI BioPharma Corp. (pka Cell Therapeutics, Inc.)					$18,474	18,474	18,991
Dynavax Technologies(9)(12)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$10,000	9,897	9,897
Epirus Biopharmaceuticals, Inc.(12)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$7,500	7,308	7,308
Genocea Biosciences, Inc.(12)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 2.25% or Floor rate of 7.25%	$12,000	11,814	11,814
Insmed, Incorporated(10)(12)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$25,000	24,854	24,854
Melinta Therapeutics(12)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 8.25%	$20,000	19,272	19,272
Merrimack Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,578	40,677
Neothetics, Inc. (pka Lithera, Inc) (12)(13)	Drug Discovery & Development	Senior Secured	January 2018	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$10,000	9,751	9,697

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Neuralstem, Inc.(12)(13)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$9,489	$9,333	$9,333
uniQure B.V.(4)(9)(10)(12)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.00% or Floor rate of 10.25%	$15,000	14,890	14,798
	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 5.25% or Floor rate of 10.25%	$5,000	4,962	4,931

Total Uniqure B.V.					$20,000	19,852	19,729

Subtotal: 1-5 Years Maturity						233,109	234,291

Subtotal: Drug Discovery & Development (38.41%)*						251,862	253,044

Electronics & Computer Hardware
1-5 Years Maturity
Plures Technologies, Inc.(7)(11)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate LIBOR + 8.75% or Floor rate of 12.00%, PIK Interest 4.00%	$267	180	—

Subtotal: 1-5 Years Maturity						180	—

Subtotal: Electronics & Computer Hardware (0.00%)*						180	—

Energy Technology
Under 1 Year Maturity
Glori Energy, Inc.(10)(12)	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$1,778	2,042	2,042
Scifiniti (pka Integrated Photovoltaics, Inc.)(13)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$227	227	227
Stion Corporation(5)(12)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$2,954	2,993	1,600
TAS Energy, Inc.(10)(12)	Energy Technology	Senior Secured	December 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$6,901	7,091	7,091

Subtotal: Under 1 Year Maturity						12,353	10,960

1-5 Years Maturity
Agrivida, Inc.(12)(13)	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,921	5,013	4,923
American Superconductor Corporation(10)(12)	Energy Technology	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$1,500	1,446	1,446
	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$7,667	7,847	7,847

Total American Superconductor Corporation					$9,167	9,293	9,293
Amyris, Inc.(9)(12)	Energy Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$25,000	25,000	25,170

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
	Energy Technology	Senior Secured	February 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,000	$5,000	$5,034

Total Amyris, Inc.					$30,000	30,000	30,204
Fluidic, Inc.(10)(12)	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$3,674	3,747	3,721
Modumetal, Inc.(12)	Energy Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$3,000	2,991	2,991
Polyera Corporation(12)(13)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$3,654	3,818	3,810

Subtotal: 1-5 Years Maturity						54,862	54,942

Subtotal: Energy Technology (10.00%)*						67,215	65,902

Healthcare Services, Other
1-5 Years Maturity
Chromadex Corporation(12)(13)	Healthcare Services, Other	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$2,500	2,407	2,407
InstaMed Communications, LLC(13)	Healthcare Services, Other	Senior Secured	March 2018	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,000	5,041	5,041
MDEverywhere, Inc.(10)(12)	Healthcare Services, Other	Senior Secured	January 2018	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$3,000	2,962	2,962

Subtotal: 1-5 Years Maturity						10,410	10,410

Subtotal: Healthcare Services, Other (1.58%)*						10,410	10,410

Information Services
Under 1 Year Maturity
Eccentex Corporation(10)(12)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$204	218	184

Subtotal: Under 1 Year Maturity						218	184

1-5 Years Maturity
INMOBI Inc.(4)(9)(11)(12)	Information Services	Senior Secured	December 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$9,612	9,283	9,283
	Information Services	Senior Secured	December 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%, PIK Interest 2.50%	$15,013	14,820	14,820

Total INMOBI Inc.					$24,625	24,103	24,103
InXpo, Inc.(12)(13)	Information Services	Senior Secured	July 2016	Interest rate PRIME + 7.75% or Floor rate of 10.75%	$2,057	2,073	1,976

Subtotal: 1-5 Years Maturity						26,176	26,079

Subtotal: Information Services (3.99%)*						26,394	26,263

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Internet Consumer & Business Services
Under 1 Year Maturity
Gazelle, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$1,231	$1,231	$1,231
NetPlenish(7)(8)(13)	Internet Consumer & Business Services	Convertible Senior Note	April 2015	Interest rate FIXED 10.00%	$89	89	—
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$381	373	—

Total NetPlenish					$470	462	—
Reply! Inc.(10)(11)(12)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$7,615	7,757	4,322
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$1,680	1,749	955

Total Reply! Inc.					$9,295	9,506	5,277
Tectura Corporation(7)(11)(15)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	121
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$9,070	9,070	1,511
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	1,074
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,468	1,390

Total Tectura Corporation					$21,101	21,101	4,096

Subtotal: Under 1 Year Maturity						32,300	10,604

1-5 Years Maturity
Education Dynamics, LLC(11)(13)	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate LIBOR + 12.5% or Floor rate of 12.50%, PIK Interest 1.50%	$20,563	20,546	20,559
Gazelle, Inc.(11)(13)	Internet Consumer & Business Services	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$13,712	13,498	13,498
Just Fabulous, Inc.(10)(12)	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$15,000	14,468	14,768

Lightspeed POS, Inc.(4)(9)(10)	Internet Consumer & Business Services	Senior Secured	May 2018	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$2,000	1,985	1,994
Reply! Inc.(10)(11)(12)	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$2,721	2,658	1,548

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Tapjoy, Inc.(12)	Internet Consumer & Business Services	Senior Secured	July 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,000	$2,921	$2,921
WaveMarket, Inc.(12)	Internet Consumer & Business Services	Senior Secured	March 2017	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$300	303	303

Subtotal: 1-5 Years Maturity						56,379	55,591

Subtotal: Internet Consumer & Business Services (10.05%)*						88,679	66,195

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.(10)(11)	Media/Content/ Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 3.75%	$2,510	2,466	2,466
	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,060	5,002	5,002

Total Zoom Media Group, Inc.					$7,570	7,468	7,468

Subtotal: Under 1 Year Maturity						7,468	7,468

1-5 Years Maturity
Rhapsody International, Inc.(10)(11)(13)	Media/Content/Info	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 9.00%, PIK interest of 1.50%	$20,206	19,750	19,579

Subtotal: 1-5 Years Maturity						19,750	19,579

Subtotal: Media/Content/Info (4.11%)*						27,218	27,047

Medical Devices & Equipment
Under 1 Year Maturity
Baxano Surgical, Inc.(7)(12)	Medical Devices & Equipment	Senior Secured	February 2015	Interest rate FIXED 12.50%	$100	86	80
Home Dialysis Plus, Inc.(10)(12)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate FIXED 8.00%	$500	500	500
Oraya Therapeutics, Inc.(10)(11)(12)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%, PIK Interest 1.00%	$6,174	6,146	6,146

Subtotal: Under 1 Year Maturity						6,732	6,726

1-5 Years Maturity
Amedica Corporation(8)(12)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$20,000	19,704	19,902
Avedro, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	December 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,500	7,247	7,247
Baxano Surgical, Inc.(7)(12)	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.50%	$7,113	7,040	6,405

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Flowonix Medical Incorporated(12)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 5.25% or Floor rate of 10.00%	$15,000	$14,675	$14,675
Gamma Medica, Inc.(12)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$4,000	3,874	3,874
Home Dialysis Plus, Inc.(10)(12)	Medical Devices & Equipment	Senior Secured	October 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$15,000	14,780	14,780
InspireMD, Inc.(4)(9)(10)(12)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$8,818	8,897	6,486
Medrobotics Corporation(12)(13)	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$2,680	2,765	2,755
nContact Surgical, Inc(12)	Medical Devices & Equipment	Senior Secured	November 2018	Interest rate PRIME + 9.25% or Floor rate of 9.25%	$10,000	9,735	9,735
NetBio, Inc.(10)	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$4,870	4,669	4,718
NinePoint Medical, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$3,241	3,357	3,342
Quanterix Corporation(10)(12)	Medical Devices & Equipment	Senior Secured	November 2017	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$5,000	4,930	4,911
SonaCare Medical, LLC (pka US HIFU, LLC)(10)(12)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$875	1,200	1,209
SynergEyes, Inc.(12)(13)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	5,034	4,983
ViewRay, Inc.(11)(13)	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,220	14,920	14,973

Subtotal: 1-5 Years Maturity						122,827	119,995

Subtotal: Medical Devices & Equipment (19.23%)*						129,559	126,721

Semiconductors
Under 1 Year Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$95	95	95

Subtotal: Under 1 Year Maturity						95	95

1-5 Years Maturity
Avnera Corporation(10)(12)	Semiconductors	Senior Secured	April 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	4,983	4,990

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Subtotal: 1-5 Years Maturity						$4,983	$4,990

Subtotal: Semiconductors (0.77%)*						5,078	5,085

Software
Under 1 Year Maturity
CareCloud Corporation(12)(13)	Software	Senior Secured	July 2015	Interest rate PRIME + 1.40% or Floor rate of 4.65%	$3,000	2,968	2,968
Clickfox, Inc.(12)(13)	Software	Senior Secured	July 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	2,000	2,000
Mobile Posse, Inc.(12)(13)	Software	Senior Secured	June 2015	Interest rate PRIME + 2.00% or Floor rate of 5.25%	$1,000	993	988
Touchcommerce, Inc.(12)(13)	Software	Senior Secured	January 2015	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$3,811	3,811	3,805

Subtotal: Under 1 Year Maturity						9,772	9,761

1-5 Years Maturity
CareCloud Corporation(12)(13)	Software	Senior Secured	December 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$208	204	201
	Software	Senior Secured	July 2017	Interest rate PRIME + 5.50% or Floor rate of 8.75%	$10,000	9,839	9,740
	Software	Senior Secured	January 2018	Interest rate PRIME + 1.70% or Floor rate of 4.95%	$3,000	2,929	2,884

Total CareCloud Corporation					$13,208	12,972	12,825
Clickfox, Inc.(12)(13)	Software	Senior Secured	December 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$6,000	6,010	5,948
JumpStart Games, Inc. (p.k.a Knowledge Adventure, Inc.)(12)(13)	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$11,750	11,771	11,709
	Software	Senior Secured	October 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$1,356	1,332	1,332

Total JumpStart Games, Inc. (p.k.a Knowledge Adventure, Inc.)					$13,106	13,103	13,041
Mobile Posse, Inc.(12)(13)	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,950	2,943	2,972
Neos Geosolutions, Inc.(12)(13)	Software	Senior Secured	May 2016	Interest rate PRIME + 5.75% or Floor rate of 10.50%	$2,332	2,454	2,444
Poplicus, Inc.(12)(13)	Software	Senior Secured	June 2017	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$1,500	1,504	1,487

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Soasta, Inc.(12)(13)	Software	Senior Secured	February 2018	Interest rate PRIME + 4.75% or Floor rate of 8.00%	$15,000	$14,367	$14,367
	Software	Senior Secured	February 2018	Interest rate PRIME + 2.25% or Floor rate of 5.50%	$3,500	3,353	3,353

Total Soasta, Inc.					$18,500	17,720	17,720
Sonian, Inc.(12)(13)	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,450	5,436
StrongView Systems, Inc.(12)	Software	Senior Secured	December 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%, PIK Interest 3.00%	$10,000	9,779	9,779
Touchcommerce, Inc.(12)(13)	Software	Senior Secured	June 2017	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$5,000	4,903	4,953

Subtotal: 1-5 Years Maturity						76,838	76,605

Subtotal: Software (13.11%)*						86,610	86,366

Specialty Pharmaceuticals
Under 1 Year Maturity
Cranford Pharmaceuticals, LLC(11)(12)(13)	Specialty Pharmaceuticals	Senior Secured	August 2015	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$2,000	1,977	1,986

Subtotal: Under 1 Year Maturity						1,977	1,986

1-5 Years Maturity
Alimera Sciences, Inc.(10)	Specialty Pharmaceuticals	Senior Secured	May 2018	Interest rate PRIME + 7.65% or Floor rate of 10.90%	$35,000	34,138	33,429
Cranford Pharmaceuticals, LLC (11)(12)(13)	Specialty Pharmaceuticals	Senior Secured	February 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%, PIK Interest 1.35%	$15,644	15,595	15,465

Subtotal: 1-5 Years Maturity						49,733	48,894

Subtotal: Specialty Pharmaceuticals (7.72%)*						51,710	50,880

Surgical Devices
Under 1 Year Maturity
Transmedics, Inc.(10)(12)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$6,061	5,989	5,989

Subtotal: Under 1 Year Maturity						5,989	5,989

Subtotal: Surgical Devices (0.91%)*						5,989	5,989

Total Debt Investments (140.23%)*						951,982	923,906

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(13)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$498

Subtotal: Biotechnology Tools (0.08%)*					500	498

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	126
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	7,229

Subtotal: Communications & Networking (1.12%)*					1,102	7,355

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	317

Subtotal: Consumer & Business Products (0.05%)*					500	317

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	750

Subtotal: Diagnostic (0.11%)*					750	750

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(13)	Drug Delivery	Equity	Common Stock	54,240	109	365
Merrion Pharmaceuticals, Plc (3)(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(13)	Drug Delivery	Equity	Preferred Series C	300,000	1,500	1,635

Subtotal: Drug Delivery (0.30%)*					1,618	2,000

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(13)	Drug Discovery & Development	Equity	Common Stock	167,864	842	141
Celladon Corporation(3)(13)	Drug Discovery & Development	Equity	Common Stock	105,263	1,000	2,056
Cempra, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	97,931	458	2,303
Cerecor Inc.	Drug Discovery & Development	Equity	Preferred Series B	3,334,445	1,000	922
Dicerna Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	2,353
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	1,262
Inotek Pharmaceuticals Corporation(14)	Drug Discovery & Development	Equity	Common Stock	4,523	1,500	—
Insmed, Incorporated (3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	845

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc. (p.k.a Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	31,580	$1,743	$1,158

Subtotal: Drug Discovery & Development (1.68%)*					10,543	11,040

Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	49,097	247	682

Subtotal: Electronics & Computer Hardware (0.10%)*					247	682

Energy Technology
Glori Energy, Inc.(3)	Energy Technology	Equity	Common Stock	18,208	165	76
SCIEnergy, Inc.	Energy Technology	Equity	Preferred Series 1	385,000	761	22

Subtotal: Energy Technology (0.01%)*					926	98

Information Services
Good Technology Corporation (pka Visto Corporation)(13)	Information Services	Equity	Common Stock	500,000	603	605

Subtotal: Information Services (0.09%)*					603	605

Internet Consumer & Business Services
Blurb, Inc.(13)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	265
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	23,003	250	260
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	233
Taptera, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	454,545	150	162

Subtotal: Internet Consumer & Business Services (0.14%)*					918	920

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)(3)	Media/Content/Info	Equity	Common Stock	97,060	1,000	1,432

Subtotal: Media/Content/Info (0.22%)*					1,000	1,432

Medical Devices & Equipment
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series E	221,893	1,500	1,614
Gelesis, Inc.(5)(13)	Medical Devices & Equipment	Equity	LLC Interest	674,208	425	181
	Medical Devices & Equipment	Equity	LLC Interest	675,676	500	114
	Medical Devices & Equipment	Equity	LLC interests (Common)	674,208	—	31

Total Gelesis, Inc.				2,024,092	925	326
Medrobotics Corporation(13)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	149
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	167

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Total Medrobotics Corporation				210,769	$405	$316
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(5)(13)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	455
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	138
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	5,260

Total Optiscan Biomedical, Corp				63,216,799	8,912	5,853
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Equity	Preferred Series 1	1,086,969	500	—

Subtotal: Medical Devices & Equipment (1.23%)*					13,242	8,109

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	986	1,745
	Software	Equity	Preferred Series D	635,513	508	1,109

Total Atrenta, Inc				1,832,358	1,494	2,854
Box, Inc.(13)(14)	Software	Equity	Preferred Series B	271,070	251	5,747
	Software	Equity	Preferred Series C	589,844	872	12,506
	Software	Equity	Preferred Series D	158,133	500	3,352
	Software	Equity	Preferred Series D-1	186,766	1,694	3,960
	Software	Equity	Preferred Series D-2	220,751	2,001	4,680
	Software	Equity	Preferred Series E	38,183	500	810

Total Box, Inc				1,464,747	5,818	31,055
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	79
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	519
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	228
WildTangent, Inc.(13)	Software	Equity	Preferred Series 3	100,000	402	228

Subtotal: Software (5.31%)*					8,470	34,963

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(13)	Surgical Devices	Equity	Preferred Series B	219,298	250	101
	Surgical Devices	Equity	Preferred Series C	656,538	282	186
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	1,073

Total Gynesonics, Inc.				2,866,993	1,244	1,360
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	353
	Surgical Devices	Equity	Preferred Series C	119,999	300	180
	Surgical Devices	Equity	Preferred Series D	260,000	650	1,071

Total Transmedics, Inc.				468,960	2,050	1,604

Subtotal: Surgical Devices (0.45%)*					3,294	2,964

Total: Equity Investments (10.89%)*					44,463	71,733

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Warrant Investments
Biotechnology Tools
Labcyte, Inc.(13)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	$323	$354

Subtotal: Biotechnology Tools (0.05%)*					323	354

Communications & Networking
Intelepeer, Inc.(13)	Communications & Networking	Warrant	Preferred Series C	117,958	102	18
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	104
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	45
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	844
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	183
SkyCross, Inc.(13)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	426

Subtotal: Communications & Networking (0.25%)*					1,271	1,620

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(13)	Consumer & Business Products	Warrant	Preferred Series A	1,662,441	228	202
Intelligent Beauty, Inc.(13)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	327
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,077	1,067
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	21
The Neat Company(13)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	451

Subtotal: Consumer & Business Products (0.31%)*					1,924	2,068

Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)(13)	Diagnostic	Warrant	Common Stock	333,333	244	75

Subtotal: Diagnostic (0.01%)*					244	75

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(13)	Drug Delivery	Warrant	Common Stock	176,730	786	420
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	—
BIND Therapeutics, Inc.(3)(13)	Drug Delivery	Warrant	Common Stock	71,359	367	6
BioQuiddity Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	1

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Celator Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	158,006	$107	$67
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	248
Dance Biopharm, Inc.(13)	Drug Delivery	Warrant	Preferred Series A	97,701	74	109
Edge Therapeutics, Inc.	Drug Delivery	Warrant	Preferred Series C-1	107,526	390	217
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,108
Neos Therapeutics, Inc.(13)	Drug Delivery	Warrant	Preferred Series C	170,000	285	235
Revance Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	53,511	557	64
Zosano Pharma, Inc.(14)	Drug Delivery	Warrant	Common Stock	31,674	164	179

Subtotal: Drug Delivery (0.40%)*					4,398	2,654

Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	366
Anthera Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Aveo Pharmaceuticals, Inc.(3)(9)(13)	Drug Discovery & Development	Warrant	Common Stock	608,696	194	107
Cerecor Inc.	Drug Discovery & Development	Warrant	Preferred Series B	625,208	70	47
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	156,250	105	10
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	164
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	43
Dicerna Pharmaceuticals, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	207
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	188
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	3,735	52	4
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,151,936	604	590
Nanotherapeutics, Inc.(13)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	1,421
Neothetics, Inc. (pka Lithera, Inc)(3)(13)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	122
Neuralstem, Inc.(3)(13)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	71
Paratek Pharmaceutcals, Inc. (p.k.a Transcept Pharmaceuticals, Inc)(3)	Drug Discovery & Development	Warrant	Common Stock	5,121	87	10
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	184

Subtotal: Drug Discovery & Development (0.54%)*					5,359	3,534

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	$12	$10

Subtotal: Electronics & Computer Hardware (0.00%)*					12	10

Energy Technology
Agrivida, Inc.(13)	Energy Technology	Warrant	Preferred Series D	471,327	120	186
Alphabet Energy, Inc.(13)	Energy Technology	Warrant	Preferred Series A	86,329	81	135
American Superconductor Corporation(3)	Energy Technology	Warrant	Common Stock	588,235	39	40
Brightsource Energy, Inc.(13)	Energy Technology	Warrant	Preferred Series 1	174,999	780	213
Calera, Inc.(13)	Energy Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(13)	Energy Technology	Warrant	Preferred Series B	437,500	308	256
Fluidic, Inc.	Energy Technology	Warrant	Preferred Series C	59,665	102	60
Fulcrum Bioenergy, Inc.	Energy Technology	Warrant	Preferred Series C-1	280,897	275	135
GreatPoint Energy, Inc.(13)	Energy Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(13)	Energy Technology	Warrant	Preferred Series C	161,575	69	228
SCIEnergy, Inc.	Energy Technology	Warrant	Common Stock	530,811	181	—
	Energy Technology	Warrant	Preferred Series 1	145,811	50	—

Total SCIEnergy, Inc.				676,622	231	—
Scifiniti (pka Integrated Photovoltaics, Inc.)(13)	Energy Technology	Warrant	Preferred Series A-1	390,000	82	65
Solexel, Inc.(13)	Energy Technology	Warrant	Preferred Series C	1,171,625	1,162	666
Stion Corporation(5)	Energy Technology	Warrant	Preferred Series Seed	2154	1,378	—
TAS Energy, Inc.	Energy Technology	Warrant	Preferred Series F	428,571	299	157
TPI Composites, Inc.	Energy Technology	Warrant	Preferred Series B	160	273	107
Trilliant, Inc.(13)	Energy Technology	Warrant	Preferred Series A	320,000	161	32

Subtotal: Energy Technology (0.35%)*					6,421	2,280

Healthcare Services, Other
Chromadex Corporation(3)(13)	Healthcare Services, Other	Warrant	Common Stock	419,020	156	106
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	11

Subtotal: Healthcare Services, Other (0.02%)*					250	117

Information Services
Cha Cha Search, Inc.(13)	Information Services	Warrant	Preferred Series G	48,232	58	20
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	42,187	74	72
InXpo, Inc.(13)	Information Services	Warrant	Preferred Series C	648,400	98	26
	Information Services	Warrant	Preferred Series C-1	740,832	58	30

Total InXpo, Inc.				1,389,232	156	56
RichRelevance, Inc.(13)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.02%)*					386	148

Internet Consumer & Business Services
Blurb, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series B	218,684	299	79
	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	173

Total Blurb, Inc.				452,964	935	252

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
CashStar, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	$130	$83
Gazelle, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series A-1	991,288	158	185
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,101	1,490
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	24,561	20	60
Prism Education Group, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	63
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	—
ShareThis, Inc.(13)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	282
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	430,485	263	125
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51

Subtotal: Internet Consumer & Business Services (0.39%)*					3,646	2,540

Media/Content/Info
Mode Media Corporation(13)	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Rhapsody International, Inc.(13)	Media/Content/Info	Warrant	Common Stock	715,755	385	358
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	382

Subtotal: Media/Content/Info (0.11%)*					1,215	740

Medical Devices & Equipment
Amedica Corporation(3)(13)	Medical Devices & Equipment	Warrant	Common Stock	516,129	459	—
Avedro, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series D	1,308,451	401	553
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	882,353	439	—
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series E	66,568	203	228
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	357,500	170	196
Gelesis, Inc.(5)(13)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	1
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	587
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	168,351	242	12
Medrobotics Corporation(13)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	182
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	401	1
nContact Surgical, Inc	Medical Devices & Equipment	Warrant	Preferred Series D-1	201,439	266	450
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	60
NinePoint Medical, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	204
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Optiscan Biomedical, Corp.(5)(13)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	$1,252	$219
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	954	66	—
	Medical Devices & Equipment	Warrant	Preferred Series 1	1,632,084	676	—

Total Oraya Therapeutics, Inc.				1,633,038	742	—
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	69,371	104	164
SonaCare Medical, LLC (pka US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
ViewRay, Inc.(13)	Medical Devices & Equipment	Warrant	Preferred Series C	312,500	333	359

Subtotal: Medical Devices & Equipment (0.49%)*					6,761	3,216

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	9
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	102,958	14	32

Subtotal: Semiconductors (0.01%)*					174	41

Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	120	359
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(13)	Software	Warrant	Preferred Series B	413,433	258	482
Clickfox, Inc.(13)	Software	Warrant	Preferred Series B	1,038,563	330	783
	Software	Warrant	Preferred Series C	592,019	730	555
	Software	Warrant	Preferred Series C-A	46,109	14	35

Total Clickfox, Inc.				1,676,691	1,074	1,373
Daegis Inc. (pka Unify Corporation)(3)(13)	Software	Warrant	Common Stock	718,860	1,434	5
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	74
Hillcrest Laboratories, Inc.(13)	Software	Warrant	Preferred Series E	1,865,650	54	106
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(13)	Software	Warrant	Preferred Series E	614,333	15	8
Mobile Posse, Inc.(13)	Software	Warrant	Preferred Series C	396,430	130	66
Neos Geosolutions, Inc.(13)	Software	Warrant	Preferred Series 3	221,150	22	—
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	34
Soasta, Inc.(13)	Software	Warrant	Preferred Series E	410,800	691	1,014
Sonian, Inc.(13)	Software	Warrant	Preferred Series C	185,949	106	72
StrongView Systems, Inc.	Software	Warrant	Preferred Series C	551,470	169	218
SugarSync, Inc.(13)	Software	Warrant	Preferred Series CC	332,726	78	78
	Software	Warrant	Preferred Series DD	107,526	34	26

Total SugarSync, Inc.				440,252	112	104
Touchcommerce, Inc.(13)	Software	Warrant	Preferred Series E	992,595	252	164
White Sky, Inc.(13)	Software	Warrant	Preferred Series B-2	124,295	54	4

Subtotal: Software (0.62%)*					4,753	4,083

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	285,016	$728	$656
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	308	—

Subtotal: Specialty Pharmaceuticals (0.10%)*					1,036	656

Surgical Devices
Gynesonics, Inc.(13)	Surgical Devices	Warrant	Preferred Series C	180,480	74	48
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	562

Total Gynesonics, Inc.				1,756,445	394	610
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	—
	Surgical Devices	Warrant	Preferred Series D	175,000	100	352

Total Transmedics, Inc.				215,436	325	352

Subtotal: Surgical Devices (0.15%)*					719	962

Total Warrant Investments (3.81%)*					38,892	25,098

Total Investments (154.92%)*					$1,035,337	$1,020,737

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $46.1 million, $63.4 million and $17.3 million respectively. The tax cost of investments is $1.0 billion.
(3)	Except for warrants in twenty-nine publicly traded companies and common stock in thirteen publicly traded companies, all investments are restricted at December 31, 2014 and were valued at fair value as determined in good faith by the Audit Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(6)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% of the voting securities of the company or has greater than 50% representation on its board. There were no control investments at December 31, 2014.
(7)	Debt is on non-accrual status at December 31, 2014, and is therefore considered non-income producing.
(8)	Denotes that all or a portion of the debt investment is convertible senior debt.
(9)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitizations (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(12)	Denotes that all or a portion of the debt investment includes an exit fee receivable.
(13)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.
(14)	Subsequent to December 31, 2014, this company completed an initial public offering. Note that the December 31, 2014 fair value does not reflect any potential impact of the conversion of our preferred shares to common shares which may include reverse splits associated with the offering.
(15)	The stated ‘Maturity Date’ for the Tectura assets reflects the last extension of the forbearance period on these loans. The borrower loans remain outstanding and management is continuing to work with the borrower to satisfy the obligations. The Company’s investment team and Investment Committee continue to closely monitor developments at the borrower company.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investmnents
Biotechnology Tools
1-5 Years Maturity
Labcyte, Inc.(11)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$4,270	$4,323	$4,289

Subtotal: 1-5 Years Maturity						4,323	4,289

Subtotal: Biotechnology Tools (0.66%)*						4,323	4,289

Energy Technology
Under 1 Year Maturity
American Superconductor Corporation(3)(11)	Energy Technology	Senior Secured	December 2014	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$4,615	4,991	4,991
Brightsource Energy, Inc.	Energy Technology	Senior Secured	January 2014	Interest rate Prime + 8.25% or Floor rate of 11.50%	$15,000	15,886	15,886
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	June 2014	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$1,315	1,358	1,358

Subtotal: Under 1 Year Maturity						22,236	22,236

1-5 Years Maturity
Agrivida, Inc.	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,000	5,887	5,770
American Superconductor Corporation(3)(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$10,000	9,801	9,801
APTwater, Inc	Energy Technology	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.75%	$18,085	17,874	17,874
BioAmber, Inc.(5)(10)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$25,000	25,298	25,798
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	August 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,400	7,422	7,314
Fluidic, Inc.	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,922	4,922
Fulcrum Bioenergy, Inc.(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$10,000	9,944	9,694
Glori Energy, Inc.(11)	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,333	5,457	5,414

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Polyera Corporation	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,809	$5,797	$5,686
SCIEnergy, Inc.(4)	Energy Technology	Senior Secured	September 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$4,448	4,596	4,685
Scifiniti (pka Integrated Photovoltaics, Inc.)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$1,463	1,443	1,429
Stion Corporation.(4)(6)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,571	4,005	4,096
TAS Energy, Inc.	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$15,000	15,277	15,421
	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$4,503	4,374	4,338

Total TAS Energy, Inc.						19,651	19,760
TPI Composites, Inc.	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$15,000	14,888	14,889

Subtotal: 1-5 Years Maturity						136,985	137,131

Subtotal: Energy Technology (24.52%)*(13)						159,221	159,367

Communications & Networking
1-5 Years Maturity
OpenPeak, Inc.(11)	Communications & Networking	Senior Secured	July 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$10,029	10,714	10,814
Spring Mobile Solutions, Inc.	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$20,000	19,682	19,875

Subtotal: 1-5 Years Maturity						30,396	30,690

Subtotal: Communications & Networking (4.72%)*						30,396	30,690

Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$15,000	14,556	15,006
BIND Therapeutics, Inc.(3)	Drug Delivery	Senior Secured	September 2016	Interest rate Prime + 7.00% or Floor rate of 10.25%	$4,500	4,407	4,458
Celsion Corporation(3)	Drug Delivery	Senior Secured	June 2017	Interest rate Prime + 8.00% or Floor rate of 11.25%	$5,000	4,897	4,897

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Dance Biopharm, Inc.	Drug Delivery	Senior Secured	August 2017	Interest rate PRIME + 7.4% or Floor rate of 10.65%	$1,000	$974	$974
Intelliject, Inc.(11)	Drug Delivery	Senior Secured	June 2016	Interest rate PRIME + 5.75% or Floor rate of 11.00%	$15,000	15,150	15,450
NuPathe, Inc.(3)	Drug Delivery	Senior Secured	May 2016	Interest rate Prime - 3.25% or Floor rate of 9.85%	$5,749	5,629	5,744
Revance Therapeutics, Inc.	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$9,798	10,032	9,943
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$980	1,011	994
Total Revance Therapeutics, Inc.						11,043	10,937

Subtotal: 1-5 Years Maturity						56,655	57,466

Subtotal: Drug Delivery (8.84%)*						56,655	57,466

Drug Discovery & Development
1-5 Years Maturity
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Senior Secured	April 2016	Interest rate Prime + 2.75% or Floor rate of 8.50%	$5,000	4,956	4,892
Anacor Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	July 2017	Interst rate PRIME + 6.40% or Floor rate of 11.65%	$30,000	29,083	29,810
Aveo Pharmaceuticals, Inc.(3)(10)(11)	Drug Discovery & Development	Senior Secured	September 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$19,396	19,396	19,590
Cell Therapeutics, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate Prime + 9.00% or Floor rate of 12.25%	$15,000	14,750	15,200
Cempra, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$15,000	14,795	14,550
Cleveland BioLabs, Inc.(3)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.20% or Floor rate of 10.45%	$6,000	5,909	5,909
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$15,091	14,933	14,649
Coronado Biosciences, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	March 2016	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$13,654	13,720	13,449
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	January 2015	Interest rate PRIME + 4.40% or Floor rate of 10.15%	$5,026	4,991	4,981

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Insmed, Incorporated(11)	Drug Discovery & Development	Senior Secured	January 2016	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$20,000	$19,708	$19,535
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,314	39,455
Neuralstem, Inc.(3)	Drug Discovery & Development	Senior Secured	June 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$8,000	7,874	8,035
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	N/A	Interest rate Fixed 10.00%	$36	36	—
	Drug Discovery & Development	Senior Secured	N/A	Interest rate Fixed 10.00%	$45	45	—
	Drug Discovery & Development	Senior Secured	N/A	N/A	$28	28	—

Total Paratek Pharmaceuticals, Inc.					$109	109	—
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$10,000	9,695	9,818

Subtotal: 1-5 Years Maturity						200,232	199,872

Subtotal: Drug Discovery & Development (30.75%)*						200,232	199,872

Electronics & Computer Hardware
1-5 Years Maturity
Clustrix, Inc.	Electronics & Computer Hardware	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$524	526	526
Identive Group, Inc.(3)(11)	Electronics & Computer Hardware	Senior Secured	November 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,938	5,696	5,755
OCZ Technology Group, Inc.	Electronics & Computer Hardware	Senior Secured	April 2016	Interest rate Prime + 8.75% or Floor rate of 12.50%, PIK Interest 3.00%	$1,221	1,221	1,221
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate Prime + 12.75% or Floor rate of 16.00%, PIK Interest 4.00%	$2,046	1,958	1,458

Subtotal: 1-5 Years Maturity						9,400	8,959

Subtotal: Electronics & Computer Hardware (1.38%)*						9,400	8,959

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC	Healthcare Services, Other	Senior Secured	December 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$3,000	2,979	2,979
MDEverywhere, Inc.	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$2,000	1,875	1,907

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Orion Healthcorp, Inc.	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 10.50% or Floor rate of 12.00%, PIK Interest 3.00%	$6,591	$6,467	$6,413
	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$9,000	8,838	8,445
	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$500	465	461

Total Orion Healthcorp, Inc.					$16,091	15,769	15,318
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 9.00% or Floor rate of 11.50%	$1,946	2,017	1,988
	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 11.00% or Floor rate of 14.00%, PIK Interest 3.75%	$6,836	6,867	6,833

Total Pacific Child & Family Associates, LLC					$8,782	8,884	8,822

Subtotal: 1-5 Years Maturity						29,508	29,025

Subtotal: Healthcare Services, Other (4.47%)*						29,508	29,025

Information Services
1-5 Years Maturity
Eccentex Corporation(11)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$657	658	185
InXpo, Inc.	Information Services	Senior Secured	April 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,550	2,489	2,384
Jab Wireless, Inc.	Information Services	Senior Secured	November 2017	Interest rate Libor + 6.75% or Floor rate of 8.00%	$30,000	29,822	29,822
	Information Services	Senior Secured	November 2017	Interest rate Prime + 6.75% or Floor rate of 8.00%	$2,000	1,996	1,996

Total Jab Wireless, Inc.					$32,000	31,818	31,818
Womensforum.com(11)	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 7.50% or Floor rate of 10.25%, PIK Interest 2.00%	$4,607	4,536	4,127
	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$6,900	6,793	6,470
	Information Services	Senior Secured	April 2015	Interest rate LIBOR + 6.50% or Floor rate of 9.00%	$1,250	1,227	1,156

Total Womensforum.com					$12,757	12,556	11,754

Subtotal: 1-5 Years Maturity						47,521	46,140

Subtotal: Information Services (7.10%)*						47,521	46,140

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Internet Consumer & Business Services

Under 1 Year Maturity

Gazelle, Inc.	Internet Consumer & Business Services	Senior Secured	October 2014	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$2,137	$2,115	$2,115

Tectura Corporation(8)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,467	3,566

	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$10,777	10,777	5,943

	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	310

	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	2,757

Total Tectura Corporation					$22,807	22,806	12,576

Subtotal: Under 1 Year Maturity						24,921	14,691

1-5 Years Maturity

Blurb, Inc.	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$6,351	6,216	6,054

CashStar, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate Prime + 6.25% or Floor rate 10.50%, PIK Interest 1.00%	$4,018	3,944	3,916

Education Dynamics, LLC	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate Libor + 12.5% or Floor rate 12.50%, PIK Interest 1.5%	$24,685	24,284	23,582

Gazelle, Inc.	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate Prime + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$12,365	12,283	12,128

Just Fabulous, Inc.	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	4,842	4,842

NetPlenish(8)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$383	375	—

	Internet Consumer & Business Services	Senior Secured	April 2015	Interest rate FIXED 10.00%	$97	97	—

Total NetPlenish					$480	472	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Reply! Inc.(11)	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$3,031	$3,051	$3,034

	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$9,169	9,086	9,169

	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$2,020	2,044	2,070

Total Reply! Inc.					$14,220	14,181	14,273

ShareThis, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$14,578	14,160	14,160

VaultLogix, LLC	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$7,897	7,927	7,525

	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,949	7,898	7,397

Total VaultLogix, LLC					$15,847	15,826	14,923

WaveMarket, Inc.(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,940	9,665

Subtotal: 1-5 Years Maturity						106,148	103,545

Subtotal: Internet Consumer & Business Services (18.19%)*						131,069	118,236

Media/Content/Info

Under 1 Year Maturity

Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	December 2014	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$4,000	3,858	3,858

Subtotal: Under 1 Year Maturity						3,858	3,858

1-5 Years Maturity

Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK interest 3.75%	$4,288	4,122	4,071

Subtotal: 1-5 Years Maturity						4,122	4,071

Subtotal: Media/Content/Info (1.22%)*						7,981	7,929

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Medical Devices & Equipment
Under 1 Year Maturity
Oraya Therapeutics, Inc.(9)(11)	Medical Devices & Equipment	Senior Secured	December 2014	Interest rate Fixed 7.00%	$500	$500	$500

Subtotal: Under 1 Year Maturity						500	500

1-5 Years Maturity
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.5%	$7,500	7,222	7,222
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Senior Secured	April 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$10,000	9,732	9,732
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$10,000	9,696	9,696
Medrobotics Corporation	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$4,561	4,489	4,454
NetBio, Inc.	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$5,000	4,788	4,788
NinePoint Medical, Inc.	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$5,946	5,911	5,794
Oraya Therapeutics, Inc.(9)(11)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%	$7,064	6,980	7,162
SonaCare Medical, LLC (pka US HIFU, LLC)(11)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,667	5,754	5,818
United Orthopedic Group, Inc.	Medical Devices & Equipment	Senior Secured	July 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$25,000	24,647	25,166
ViewRay, Inc.	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,000	14,489	14,489

Subtotal: 1-5 Years Maturity						93,707	94,320

Subtotal: Medical Devices & Equipment (14.59%)*						94,206	94,819

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$1,032	1,023	1,006
SiTime Corporation	Semiconductors	Senior Secured	September 2016	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,500	3,473	3,473

Subtotal: 1-5 Years Maturity						4,495	4,479

Subtotal: Semiconductors (0.69%)*						4,495	4,479

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Software
Under 1 Year Maturity
Clickfox, Inc.	Software	Senior Secured	September 2014	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	$1,979	$1,979
StartApp, Inc.	Software	Senior Secured	December 2014	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$200	191	191
Touchcommerce, Inc.	Software	Senior Secured	December 2014	Interest rate Prime + 2.25% or Floor rate of 6.50%	$3,111	3,071	2,970

Subtotal: Under 1 Year Maturity						5,241	5,140

1-5 Years Maturity
Clickfox, Inc.	Software	Senior Secured	November 2015	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,842	5,530	5,530
Hillcrest Laboratories, Inc.	Software	Senior Secured	July 2015	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,660	2,630	2,604
Mobile Posse, Inc.	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$4,000	3,876	3,879
Neos Geosolutions, Inc.	Software	Senior Secured	May 2016	Interest rate Prime + 5.75% or Floor rate of 10.50%	$3,771	3,808	3,705
Sonian, Inc.	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,332	5,332
StartApp, Inc.	Software	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$2,500	2,507	2,498
Touchcommerce, Inc.	Software	Senior Secured	June 2017	Interest rate Prime + 6.00% or Floor rate of 10.25%	$5,000	4,688	4,767

Subtotal: 1-5 Years Maturity						28,372	28,315

Subtotal: Software (5.15%)*						33,613	33,455

Specialty Pharmaceuticals
1-5 Years Maturity
Rockwell Medical, Inc.	Specialty Pharmaceuticals	Senior Secured	March 2017	Interest rate PRIME + 9.25% or Floor rate of 12.50%	$20,000	20,055	20,055

Subtotal: 1-5 Years Maturity						20,055	20,055

Subtotal: Specialty Pharmaceuticals (3.09%)*						20,055	20,055

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(11)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$7,250	7,207	7,207

Subtotal: 1-5 Years Maturity						7,207	7,207

Subtotal: Surgical Devices (1.11%)*						7,207	7,207

Total Debt Investments (126.46%)*						835,882	821,988

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$687

Subtotal: Biotechnology Tools (0.11%)*					500	687

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	157
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	3,621
Stoke, Inc.	Communications & Networking	Equity	Preferred Series E	152,905	500	224

Subtotal: Communications & Networking (0.62%)*					1,602	4,002

Consumer & Business Products
Caivis Acquisition Corporation	Consumer & Business Products	Equity	Common Stock	295,861	819	598
IPA Holdings, LLC	Consumer & Business Products	Equity	LLC Interest	500,000	500	676
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	285

Subtotal: Consumer & Business Products (0.24%)*					1,819	1,559

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	750

Subtotal: Diagnostic (0.12%)*					750	750

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Equity	Common Stock	89,243	178	1,009
Merrion Pharmaceuticals, Plc(3)(5)(10)	Drug Delivery	Equity	Common Stock	20,000	9	—
NuPathe, Inc.(3)	Drug Delivery	Equity	Common Stock	50,000	146	164
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Equity	Common Stock	41,570	500	140

Subtotal: Drug Delivery (0.20%)*					833	1,313

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	256,410	1,505	9,286
Aveo Pharmaceuticals, Inc.(3)(10)	Drug Discovery & Development	Equity	Common Stock	167,864	842	307
Dicerna Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Equity	Preferred Series B	20,107	503	228
	Drug Discovery & Development	Equity	Preferred Series C	142,858	1,000	1,055

Total Dicerna Pharmaceuticals, Inc.				162,965	1,503	1,283
Inotek Pharmaceuticals Corporation	Drug Discovery & Development	Equity	Common Stock	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	546,448	2,000	2,912
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Common Stock	85,450	5	—
	Drug Discovery & Development	Equity	Preferred Series H	244,158	1,000	—

Total Paratek Pharmaceuticals, Inc.				329,608	1,005	—

Subtotal: Drug Discovery & Development (2.12%)*					8,355	13,788

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Information Services
Buzznet, Inc.	Information Services	Equity	Preferred Series C	263,158	$250	$—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Equity	Common Stock	500,000	603	—

Subtotal: Information Services (0.00%)*					853	—

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	444
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	8,121	92
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	280
Trulia, Inc.(3)	Internet Consumer & Business Services	Equity	Common Stock	29,340	141	1,035

Subtotal: Internet Consumer & Business Services (0.27%)*					658	1,759
Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Equity	Preferred Series D	145,590	1,000	425

Subtotal: Media/Content/Info (0.07%)*					1,000	425

Medical Devices & Equipment
Gelesis, Inc.(6)	Medical Devices & Equipment	Equity	LLC Interest	2,024,092	925	466
Medrobotics Corporation	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	269
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	411
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	135
	Medical Devices & Equipment	Equity	Preferred Series D	41,352,489	3,945	4,006

Total Optiscan Biomedical, Corp.				49,465,365	7,600	4,552

Subtotal: Medical Devices & Equipment (0.81%)*					9,775	5,287

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	986	1,607
	Software	Equity	Preferred Series D	635,513	508	1,088

Total Atrenta, Inc.				1,832,358	1,494	2,695
Box, Inc.	Software	Equity	Preferred Series C	390,625	500	7,031
	Software	Equity	Preferred Series D	158,133	500	2,846
	Software	Equity	Preferred Series D-1	124,511	1,000	2,241
	Software	Equity	Preferred Series D-2	220,751	2,001	3,974
	Software	Equity	Preferred Series E	38,183	500	687

Total Box, Inc.				932,203	4,501	16,779
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	94
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	849
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	337

Subtotal: Software (3.19%)*					6,751	20,754

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	$—	$—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—
Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—
Surgical Devices
Gynesonics, Inc.	Surgical Devices	Equity	Preferred Series B	219,298	250	73
	Surgical Devices	Equity	Preferred Series C	656,538	282	123
	Surgical Devices	Equity	Preferred Series D	1,621,553	580	749

Total Gynesonics, Inc.				2,497,389	1,112	945
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	303
	Surgical Devices	Equity	Preferred Series C	119,999	300	212
	Surgical Devices	Equity	Preferred Series D	260,000	650	886

				468,960	2,050	1,401

Subtotal: Surgical Devices (0.36%)*					3,162	2,346

Total Equity Investments (8.10%)*					36,808	52,670

Warrant Investments
Biotechnology Tools
Labcyte, Inc.	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	65
NuGEN Technologies, Inc.	Biotechnology Tools	Warrant	Preferred Series B	234,659	78	234

Subtotal: Biotechnology Tools (0.05%)*					401	299

Energy Technology
Agrivida, Inc.	Energy Technology	Warrant	Preferred Series C	77,447	120	243
Alphabet Energy, Inc.	Energy Technology	Warrant	Preferred Series A	86,329	82	176
American Superconductor Corporation(3)	Energy Technology	Warrant	Common Stock	512,820	391	175
Brightsource Energy, Inc.	Energy Technology	Warrant	Preferred Series 1	175,000	780	214
Calera, Inc.	Energy Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.	Energy Technology	Warrant	Preferred Series B	437,500	308	475
Fluidic, Inc.	Energy Technology	Warrant	Preferred Series C	59,665	102	138
Fulcrum Bioenergy, Inc.	Energy Technology	Warrant	Preferred Series C-1	280,897	275	210
Glori Energy, Inc.	Energy Technology	Warrant	Preferred Series C	145,932	165	50
GreatPoint Energy, Inc.	Energy Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation	Energy Technology	Warrant	Preferred Series C	161,575	69	44
Propel Fuels	Energy Technology	Warrant	Preferred Series C	3,200,000	211	233
SCIEnergy, Inc.	Energy Technology	Warrant	Preferred Series D	1,061,623	360	2
Scifiniti (pka Integrated Photovoltaics, Inc.)	Energy Technology	Warrant	Preferred Series B	390,000	82	68
Solexel, Inc.	Energy Technology	Warrant	Preferred Series C	1,171,625	1,162	278
Stion Corporation(6)	Energy Technology	Warrant	Preferred Series Seed	2,154	1,378	1,627
TAS Energy, Inc.	Energy Technology	Warrant	Preferred Series F	428,571	299	756
TPI Composites, Inc.	Energy Technology	Warrant	Preferred Series B	120	172	376
Trilliant, Inc.	Energy Technology	Warrant	Preferred Series A	320,000	162	34

Subtotal: Energy Technology (0.78%)*(13)					7,179	5,099

Communications & Networking
Intelepeer, Inc.	Communications & Networking	Warrant	Preferred Series C	117,958	102	112
OpenPeak, Inc.	Communications & Networking	Warrant	Preferred Series 2	108,982	149	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	$61	$41
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	368
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	98
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	417	661
Stoke, Inc.	Communications & Networking	Warrant	Preferred Series C	158,536	53	5
	Communications & Networking	Warrant	Preferred Series D	72,727	65	2

Total Stoke, Inc.				231,263	118	7

Subtotal: Communications & Networking (0.20%)*					994	1,287

Consumer & Business Products
Intelligent Beauty, Inc.	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	1,027
IPA Holdings, LLC	Consumer & Business Products	Warrant	Common Stock	650,000	275	408
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	1

Subtotal: Consumer & Business Products (0.22%)*					529	1,436

Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprode)(3)	Diagnostic	Warrant	Common Stock	333,333	244	152

Subtotal: Diagnostic (0.02%)*					244	152

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Warrant	Common Stock	176,730	786	961
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	1
BIND Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	71,359	367	294
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	97,493	227	249
Dance Biopharm, Inc.	Drug Delivery	Warrant	Preferred Series A	97,701	74	154
Intelliject, Inc.	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,115
NuPathe, Inc.(3)	Drug Delivery	Warrant	Common Stock	106,631	139	136
Revance Therapeutics, Inc.(12)	Drug Delivery	Warrant	Preferred Series E-5	802,675	557	330
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	61,452	87	3

Subtotal: Drug Delivery (0.50%)*					3,476	3,243

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	11,611	39	294
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	31,750	129	73
Anthera Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	9
Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	679,040	405	601
Cempra, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	138,797	458	728
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	500

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Cleveland BioLabs, Inc(3)	Drug Discovery & Development	Warrant	Common Stock	156,250	$105	$66
Concert Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Warrant	Preferred Series C	400,000	367	577
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	41
Dicerna Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
	Drug Discovery & Development	Warrant	Preferred Series A	21,000	237	38
	Drug Discovery & Development	Warrant	Preferred Series B	26,400	310	48

Total Dicerna Pharmaceuticals, Inc.				47,600	575	86
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,408	231	5
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	302,143	155	488
Neuralstem, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	648,798	295	1,045
Portola Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	68,702	153	683
uniQure B.V.(5)(10)(12)	Drug Discovery & Development	Warrant	Preferred Series A	185,873	218	313

Subtotal: Drug Discovery & Development (0.85%)*					4,746	5,509

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	16
Identive Group, Inc.(3)	Electronics & Computer Hardware	Warrant	Common Stock	992,084	247	136
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Warrant	Preferred Series A	552,467	124	100

Subtotal: Electronics & Computer Hardware (0.04%)*					383	252

Healthcare Services, Other
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	55

Subtotal: Healthcare Services, Other (0.01%)*					94	55

Information Services
Buzznet, Inc.	Information Services	Warrant	Preferred Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Warrant	Preferred Series G	48,232	57	10
InXpo, Inc.	Information Services	Warrant	Preferred Series C	648,400	98	45
	Information Services	Warrant	Preferred Series C-1	582,015	49	40

Total InXpo, Inc.				1,230,415	147	85
Jab Wireless, Inc.	Information Services	Warrant	Preferred Series A	266,567	265	330
RichRelevance, Inc.	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*					576	425

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	218,684	299	169

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	$636	$248

Total Blurb, Inc.				452,964	935	417
CashStar, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C-2	454,545	102	47
Gazelle, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	151,827	165	62
Invoke Solutions, Inc.	Internet Consumer & Business Services	Warrant	Common Stock	53,084	39	—
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,456	589	1,057
Prism Education Group, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	76
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	93
ShareThis, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	546	241
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—
WaveMarket, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B-1	1,083,779	105	85

Subtotal: Internet Consumer & Business Services (0.32%)*					2,973	2,078

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Warrant	Preferred Series C	110,018	60	50
Glam Media, Inc.	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	275

Subtotal: Media/Content/Info (0.05%)*					890	325

Medical Devices & Equipment
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	882,353	439	344
Gelesis, Inc.(6)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	7
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	300,000	245	297
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	168,351	242	167
Medrobotics Corporation	Medical Devices & Equipment	Warrant	Preferred Series D	424,008	343	184
	Medical Devices & Equipment	Warrant	Preferred Series E	34,199	27	23

Total Medrobotics Corporation				458,207	370	207
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	693,202	401	94
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	398
NinePoint Medical, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	288

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	$2	$—
	Medical Devices &Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices &Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(6)	Medical Devices &Equipment	Warrant	Preferred Series D	10,535,275	1,252	232
Oraya Therapeutics, Inc.	Medical Devices &Equipment	Warrant	Common Stock	95,498	66	23
	Medical Devices &Equipment	Warrant	Preferred Series C	716,948	677	134

Total Oraya Therapeutics, Inc.				812,446	743	157
SonaCare Medical, LLC (pka US HIFU, LLC)	Medical Devices &Equipment	Warrant	Preferred Series A	409,704	188	201
United Orthopedic Group, Inc.	Medical Devices &Equipment	Warrant	Preferred Series A	423,076	608	785
ViewRay, Inc.	Medical Devices &Equipment	Warrant	Preferred Series C	312,500	333	331

Subtotal: Medical Devices & Equipment (0.54%)*					5,610	3,508

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	194
SiTime Corporation	Semiconductors	Warrant	Preferred Series G	195,683	24	12

Subtotal: Semiconductors (0.03%)*					184	206

Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	121	330
Box, Inc.	Software	Warrant	Preferred Series B	271,070	72	4,701
	Software	Warrant	Preferred Series C	199,219	117	3,331
	Software	Warrant	Preferred Series D-1	62,255	194	625

Total Box, Inc.				532,544	383	8,657
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	187	—
Central Desktop, Inc.	Software	Warrant	Preferred Series B	522,769	108	187
Clickfox, Inc.	Software	Warrant	Preferred Series B	1,038,563	330	495
	Software	Warrant	Preferred Series C	592,019	730	363

Total Clickfox, Inc.				1,630,582	1,060	858
Daegis Inc. (pka Unify Corporation)(3)	Software	Warrant	Common Stock	718,860	1,433	83
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	82
Hillcrest Laboratories, Inc.	Software	Warrant	Preferred Series E	1,865,650	55	139
Mobile Posse, Inc.	Software	Warrant	Preferred Series C	396,430	130	129
Neos Geosolutions, Inc.	Software	Warrant	Preferred Series 3	221,150	22	—
Sonian, Inc.	Software	Warrant	Preferred Series C	185,949	106	105
SugarSync, Inc.	Software	Warrant	Preferred Series CC	332,726	78	48
	Software	Warrant	Preferred Series DD	107,526	34	16

Total Sugarsync, Inc.				440,252	112	64
Touchcommerce, Inc.	Software	Warrant	Preferred Series E	992,595	251	248
White Sky, Inc.	Software	Warrant	Preferred Series B-2	124,295	54	4
WildTangent, Inc.	Software	Warrant	Preferred Series 3	100,000	238	123

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Subtotal: Software (1.69%)*					$4,301	$11,009

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	307	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					307	—

Surgical Devices
Gynesonics, Inc.	Surgical Devices	Warrant	Preferred Series C	180,480	74	27
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	383

Total Gynesonics, Inc.				1,756,445	394	410
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	9
	Surgical Devices	Warrant	Preferred Series D	175,000	100	335

Total Transmedics, Inc.				215,436	325	344

Subtotal: Surgical Devices (0.12%)*					719	754

Total Warrants Investments (5.48%)*					33,606	35,637

Total Investments (140.04%)*					$906,297	$910,295

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $48.8 million, $44.5 million and $4.3 million respectively. The tax cost of investments is $906.2 million
(3)	Except for warrants in twenty-five publicly traded companies and common stock in nine publicly traded companies, all investments are restricted at December 31, 2013 and were valued at fair value as determined in good faith by the Audit Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners at least 25% of the voting securities of the company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2013, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Subsequent to December 31, 2013, this company completed an initial public offering. Note that the December 31, 2013 fair value does not reflect any potential impact of the conversion of our preferred shares to common shares which may include reverse split associated with the offering.
(13)	In our quarterly and annual reports filed with the commission prior to this Annual Report on Form 10-K for the year ended December 31, 2013, we referred to this industry sector as “Clean Tech.”

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related industries, including technology, biotechnology, life science, and energy and renewables technology at all stages of development. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5). As an investment company, the Company follows accounting and reporting guidance as set forth in Accounting Standards Codification (“ASC”) 946.

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not yet applied for such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT II and HT III hold approximately $150.5 million and $314.8 million in assets, respectively, and they accounted for approximately 9.1% and 19.1% of the Company’s total assets, respectively, prior to consolidation at December 31, 2014.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status.

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIEs. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs ongoing reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the VIEs consolidated by the Company are its securitization VIEs formed in conjunction with the issuance of the Asset-Backed Notes (as defined herein) (See Note 4).

Valuation of Investments

At December 31, 2014, 78.6% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee which incorporates the results of the independent valuation firm as appropriate, and

(4) the Audit Committee discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following tables provide quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of December 31, 2014 and 2013. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2014 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
Pharmaceuticals	$117,229	Originated Within 6 Months	Origination Yield	10.34% - 16.52%	11.76%
	237,595	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	9.75% - 17.73% (0.50%) - 1.00%	10.62%

Medical Devices	60,332	Originated Within 6 Months	Origination Yield	12.14% - 16.56%	13.69%
	60,658	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	11.64% - 22.22% 0.00% - 1.00%	12.19%
	12,970	Liquidation(c)	Probability weighting of alternative outcomes	50.00%

Technology	152,645	Originated Within 6 Months	Origination Yield	10.54% - 20.02%	14.08%
	80,835	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	6.95% - 15.50% 0.00% - 0.50%	13.01%
	27,159	Liquidation(c)	Probability weighting of alternative outcomes	10.00% - 90.00%

Energy Technology	4,437	Originated Within 6 Months	Origination Yield	13.85% - 21.57%	19.00%
	52,949	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	13.20% - 16.62% 0.00% - 1.50%	15.41%
	1,600	Liquidation(c)	Probability weighting of alternative outcomes	100.00%

Lower Middle Market	2,962	Originated Within 6 Months	Origination Yield	14.04%	14.04%
	59,254	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	11.91% - 15.33% 0.00% - 0.50%	13.98%
	4,096	Liquidation(c)	Probability weighting of alternative outcomes	45.00% - 55.00%

		Debt Investments Where Fair Value Approximates Cost
	9,318	Imminent Payoffs
	39,867	Debt Investments Maturing in Less than One Year

	$923,906	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Consolidated Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Consolidated Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Internet Consumer and Business Services, Media/Content/Info, and Healthcare Services – Other industries in the Consolidated Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology Industry in the Consolidated Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.
(c)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2013 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(c)
Pharmaceuticals	$25,811	Originated Within 6 Months	Origination Yield	12.56% - 14.53%	13.36%
	250,607	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	13.83% - 15.47% (1.00%) - 0.00%	14.13%

Medical Devices	46,900	Originated Within 6 Months	Origination Yield	13.54% - 17.37%	14.87%
	34,723	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	14.32% - 17.37% (1.00%) - 1.00%	15.23%

Technology	18,796	Originated Within 6 Months	Origination Yield	10.62% - 15.97%	14.26%
	98,290	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	14.72% - 21.08% 0.00% - 1.00%	15.48%
	1,643	Liquidation	Probability weighting of alternative outcomes	30.00% - 70.00%

Energy Technology	32,597	Originated Within 6 Months	Origination Yield	14.68% - 15.87%	15.17%
	108,238	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	15.37% (0.50%) - 1.50%	15.37%

Lower Middle Market	121,347	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	14.83% - 19.73% 0.00% - 1.00%	16.12%
	31,818	Broker Quote(b)	Price Quotes	99.50% - 100.25% of par
			Par Value	$2.0 - $22.5 million
	12,576	Liquidation	Probability weighting of alternative outcomes	20.00% - 80.00%

		Debt Investments Where Fair Value Approximates Amortized Cost
	15,906	Imminent Payoffs
	22,236	Debt Investments Maturing in Less than One Year
	500	Convertible Debt at Par

	$821,988	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Consolidated Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Consolidated Schedule of Investments.
Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Consolidated Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology industry in the Consolidated Schedule of Investments.

(b)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

(c)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2014 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(e)
Equity Investments	$12,249	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b)	5.2x - 23.4x 0.9x - 3.6x	8.5x 2.6x
			Discount for Lack of Marketability(c)	5.67% - 35.45%	15.95%
			Average Industry Volatility(d)	48.10% - 95.18%	62.78%
			Risk-Free Interest Rate	0.22% - 0.83%	0.24%
			Estimated Time to Exit (in months)	10 - 28	11
	46,686	Market Adjusted OPM Backsolve	Average Industry Volatility(d) Risk-Free Interest Rate	38.95% - 84.30% 0.10% - 1.32%	55.04 0.24	% %
			Estimated Time to Exit (in months)	6 - 43	10

Warrant Investments	9,725	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b)	0.0x - 98.9x 0.3x - 15.7x	16.6x 4.3x
			Discount for Lack of Marketability©	12.12% - 35.50%	22.14%
			Average Industry Volatility(d)	37.70% - 108.86%	67.23%
			Risk-Free Interest Rate	0.22% - 1.34%	0.75%
			Estimated Time to Exit (in months)	10 - 47	27
	12,198	Market Adjusted OPM Backsolve	Average Industry Volatility(d) Risk-Free Interest Rate	32.85% - 99.81% 0.21% - 2.95%	67.58 0.87	% %
			Estimated Time to Exit (in months)	10 - 48	28

Total Level Three Warrant and Equity Investments	$80,858

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of average industry volatility used by market participants when pricing the investment.
(e)	Weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2013 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
Equity Investments	$10,244	Market Comparable Companies	EBITDA Multiple(b)	8.6x - 17.7x
			Revenue Multiple(b)	0.7x - 13.8x
			Discount for Lack of Marketability(c)	9.1% - 23.6%
			Average Industry Volatility(d)	43.4% - 110.7%
			Risk-Free Interest Rate	0.1% - 0.4%
			Estimated Time to Exit (in months)	6 - 30
	9,289	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	45.6% - 109.7%
			Risk-Free Interest Rate	0.1% - 0.9%
			Estimated Time to Exit (in months)	6 - 42
	18,127	Other	Average Industry Volatility(d)	44.0%
			Risk-Free Interest Rate	0.1%
			Estimated Time to Exit (in months)	12
Warrant Investments	10,200	Market Comparable Companies	EBITDA Multiple(b)	5.0x - 51.4x
			Revenue Multiple(b)	0.5x - 13.8x
			Discount for Lack of Marketability(c)	6.4% - 36.0%
			Average Industry Volatility(d)	21.3% - 110.7%
			Risk-Free Interest Rate	0.1% - 1.0%
			Estimated Time to Exit (in months)	6 - 48
	8,913	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	35.7% - 109.9%
			Risk-Free Interest Rate	0.1% - 2.7%
			Estimated Time to Exit (in months)	3 - 48
	9,595	Other	Average Industry Volatility(d)	44.0% - 56.9%
			Risk-Free Interest Rate	0.1% - 1.0%
			Estimated Time to Exit (in months)	12 - 48

Total Level Three Warrant and Equity Investments	$66,368

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries, including technology, biotechnology, life science and energy and renewables technology. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of the Company’s investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment. The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt security and the measurement date. Industry specific indices are used to benchmark/assess market based movements. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis.

The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or, if under the in-exchange premise, when the value of a debt security is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2014 and as of December 31, 2013. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended December 31, 2014, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance December 31, 2014	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$923,906	$—	$—	$923,906
Preferred stock	$57,548	—	—	57,548
Common stock	$14,185	12,798	—	1,387
Warrants	$25,098	—	3,175	21,923

Total	$1,020,737	$12,798	$3,175	$1,004,764

(in thousands) Description	Balance December 31, 2013	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$821,988	$—	$—	$821,988
Preferred stock	35,554	—	—	35,554
Common stock	17,116	15,009	—	2,107
Warrants	35,637	—	6,930	28,707

Total	$910,295	$15,009	$6,930	$888,356

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the years ended December 31, 2014 and December 31, 2013.

(in thousands)	Balance, January 1, 2014	Net Realized (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance, December 31, 2014
Senior Debt	$821,988	$—	$(14,182)	$615,596	$—	$(497,258)	$—	$(2,238)	$923,906
Preferred Stock	35,554	(750)	15,779	7,097	(503)	—	2,007	(1,636)	57,548
Common Stock	2,107	(130)	601	—	(1,189)	—	—	(2)	1,387
Warrants	28,707	(48)	(10,553)	8,596	(2,503)	—	—	(2,276)	21,923

Total	$888,356	$(928)	$(8,355)	$631,289	$(4,195)	$(497,258)	$2,007	$(6,152)	$1,004,764

(in thousands)	Balance, January 1, 2013	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance, December 31, 2013
Senior Debt	$827,540	$(9,536)	$(8,208)	$484,367	$(8)	$(469,780)	$769	$(3,156)	$821,988
Preferred Stock	33,178	7,968	7,682	6,198	(18,572)	—	776	(1,676)	35,554
Common Stock	2,367	—	(1,103)	750	—	—	93	—	2,107
Warrants	22,140	5,257	6,173	6,524	(10,350)	—	—	(1,037)	28,707

Total	$885,225	$3,689	$4,544	$497,839	$(28,930)	$(469,780)	$1,638	$(5,869)	$888,356

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers in/out of Level 3 during the year ended December 31, 2014 relate to the conversion of Paratek Pharmaceuticals, Inc., SCI Energy, Inc., Oraya Therapeutics, Inc., and Neuralstem, Inc. debt to equity, the exercise of warrants in Box, Inc and WildTangent, Inc. to equity, the conversion of warrants in Glori Energy, Inc. to equity in the company’s reverse public merger, the public merger of Paratek Pharmaceuticals, Inc. with Transcept Pharmaceuticals, Inc. and the initial public offerings of Concert Pharmaceuticals, Inc., Dicerna Pharmaceuticals, Inc., Everyday Health, Inc., Neothetics, Inc., Revance Therapeutics, Inc., and UniQure BV.
(4)	Transfers in/out of Level 3 during the year ended December 31, 2013 relate to the conversion of Optiscan BioMedical, Inc., Gynesonics, Inc., Philotic, Inc., and Tethys BioScience, Inc. debt to equity, the conversion of OCZ Technology warrants to principal and the initial public offerings of Portola Pharmaceuticals, Inc., Acceleron Pharma, Inc., Bind, Inc., and ADMA Biologics, Inc.
(5)	Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period.
(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For the year ended December 31, 2014, approximately $15.0 million and $555,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $14.2 million and $2.8 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2013, approximately $4.4 million and $4.1 million in net unrealized appreciation was recorded for preferred stock and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $8.2 million and $1.1 million in net unrealized depreciation was recorded for debt and common stock Level 3 investments, respectively, relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes the Company’s realized and unrealized gain and loss and changes in the Company’s unrealized appreciation and depreciation on control and affiliate investments for the years ended December 31, 2014, 2013, and 2012. The Company did not hold any Control Investments at December 31, 2014, 2013 or 2012.

(in thousands)			Year ended December 31, 2014
Portfolio Company	Type	Fair Value at December 31, 2014	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$327	$—	$(146)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	6,072	—	(24)	—	—
Stion Corporation	Affiliate	1,600	1,876	(3,112)	—	—

Total		$7,999	$1,876	$(3,282)	$—	$—

(in thousands)			Year ended December 31, 2013
Portfolio Company	Type	Fair Value at December 31, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$473	$—	$(1,193)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	4,784	1,933	(225)	—	—
Stion Corporation	Affiliate	5,724	462	593	—	—

Total		$10,981	$2,395	$(825)	$—	$—

(in thousands)			Year ended December 31, 2012
Portfolio Company	Type	Fair Value at December 31, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
E-Band Communiations, Corp.	Affiliate	$—	$4	$(18)	$—	$—
Gelesis, Inc.	Affiliate	1,665	712	672	—	—
Optiscan BioMedical, Corp.	Affiliate	10,207	1,649	(2,722)	—	—

Total		$11,872	$2,365	$(2,068)	$—	$—

During the year ended December 31, 2013, Stion Corporation became classified as an affiliate. The Company’s investment in E-Band Communications, Corp., a company that was an affiliate investment as of December 31, 2012, was liquidated during the year ended December 31, 2013. Approximately $3.3 million of realized losses and a reversal of $3.3 million of previously recorded unrealized depreciation was recognized on this affiliate equity investment during the year ended December 31, 2013.

A summary of the composition of the Company’s investment portfolio as of December 31, 2014 and December 31, 2013 at fair value is shown as follows:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$740,659	72.6%	$634,820	69.7%
Senior secured debt	208,345	20.4%	222,805	24.5%
Preferred stock	57,548	5.6%	35,554	3.9%
Common Stock	14,185	1.4%	17,116	1.9%

Total	$1,020,737	100.0%	$910,295	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of December 31, 2014 and December 31, 2013 is shown as follows:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$967,803	94.8%	$864,003	94.9%
India	24,175	2.4%	—	—
Netherlands	19,913	2.0%	10,131	1.1%
Israel	6,498	0.6%	9,863	1.1%
Canada	2,314	0.2%	25,798	2.8%
England	34	0.0%	500	0.1%

Total	$1,020,737	100.0%	$910,295	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at December 31, 2014 and December 31, 2013:

	December 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$267,618	26.2%	$219,169	24.1%
Medical Devices & Equipment	138,046	13.5%	103,614	11.4%
Software	125,412	12.3%	65,218	7.2%
Drug Delivery	88,491	8.7%	62,022	6.8%
Internet Consumer & Business Services	69,655	6.8%	122,073	13.4%
Energy Technology	68,280	6.7%	164,466	18.1%
Consumer & Business Products	63,225	6.2%	2,995	0.3%
Communications & Networking	61,433	6.0%	35,979	4.0%
Specialty Pharmaceuticals	51,536	5.0%	20,055	2.2%
Media/Content/Info	29,219	2.9%	8,679	1.0%
Information Services	27,016	2.6%	46,565	5.1%
Healthcare Services, Other	10,527	1.0%	29,080	3.2%
Surgical Devices	9,915	1.0%	10,307	1.0%
Semiconductors	5,126	0.5%	4,685	0.5%
Biotechnology Tools	3,721	0.4%	5,275	0.6%
Diagnostic	825	0.1%	902	0.1%
Electronics & Computer Hardware	692	0.1%	9,211	1.0%

Total	$1,020,737	100.0%	$910,295	100.0%

During the year ended December 31, 2014, the Company funded investments in debt securities and equity investments totaling approximately $611.0 million and $10.3 million, respectively. The Company converted approximately $2.2 million of debt to equity in four portfolio companies in the year ended December 31, 2014.

During the year ended December 31, 2013, the Company funded investments in debt securities and equity investments totaling approximately $491.1 million and $3.9 million, respectively. The Company converted approximately $3.2 million of debt to equity in four portfolio companies in the year ended December 31, 2013.

No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2014 and December 31, 2013.

During the year ended December 31, 2014, the Company recognized net realized gains of approximately $20.1 million on the portfolio. These net realized gains included gross realized gains of approximately $24.0 million primarily from the sale of investments in seven portfolio companies including Acceleron Pharma, Inc., ($7.9 million), Merrimack Pharaceuticals, Inc., ($4.3 million), Neuralstem, Inc., ($2.7 million), IPA Holdings, LLC., ($1.5 million), Cell Therapeutics, Inc., ($1.3 million), Trulia, Inc. ($1.0 million), and Portola Pharmaceuticals, Inc. ($700,000). These gains were partially offset by gross realized losses of approximately $3.9 million primarily from the liquidation of the Company’s investments in fifteen portfolio companies.

During the year ended December 31, 2013, the Company recognized net realized gains of approximately $14.8 million on the portfolio. These net realized gains included gross realized gains of approximately $32.6 million primarily from the sale of investments in nine portfolio companies, partially offset by gross realized losses of approximately $17.8 million primarily from the liquidation of the Company’s investments in five portfolio companies.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $4.5 million and $4.0 million of unamortized fees at December 31, 2014 and December 31, 2013, respectively, and approximately $19.3 million and $14.4 million in exit fees receivable at December 31, 2014 and December 31, 2013, respectively.

The Company has debt investments in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $3.3 million and $3.5 million in PIK income in the years ended December 31, 2014 and 2013, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the years ended December 31, 2014 and December 31, 2013.

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2014, approximately 54.2% of the Company’s portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 45.8% of portfolio company debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property, or subject to a negative pledge. At December 31, 2014, the Company had no equipment only liens on any of the Company’s portfolio companies.

Income Recognition

The Company records interest income on the accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. At December 31, 2014, the Company had four debt investments on non-accrual with a cumulative investment cost and fair value of approximately $28.9 million and $10.6 million, respectively, compared to two debt investments on non-accrual at December 31, 2013 with a cumulative investment cost and fair value of approximately $23.3 million and $12.6 million, respectively.

Paid-In-Kind and End of Term Income

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. In addition, the Company may also be entitled to an end-of-term payment that is amortized into income over the life of the loan. To maintain the Company’s status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though the cash has not yet been collected. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments.

Fee Income

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and deal structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

The Company’s offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing. Debt issuance costs are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method as applicable, or the straight line method, which closely approximates the effective yield method. Prepaid financing costs, net of accumulated amortization, were as follows as of December 31, 2014 and December 31, 2013.

(in thousands)	December 31, 2014	December 31, 2013
SBA Debentures	$4,038	$5,074
2019 Notes	4,352	5,319
2024 Notes	3,205	—
2017 Asset-Backed Notes	506	2,686
2021 Asset-Backed Notes	3,207	—
Convertible Senior Notes	175	1,323
Wells Facility	794	398
Union Bank Facility	156	—

Total	$16,433	$14,800

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

The Company has issued and may, from time to time, issue additional stock options and restricted stock to employees under the Company’s 2004 Equity Incentive Plan and Board members under the Company’s 2006 Equity Incentive Plan. Management follows ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock based compensation for stock options and restricted stock granted. Under ASC 718, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date may require judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Income Taxes

The Company operates to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of the Company’s election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Company’s ordinary income for each calendar year, (2) 98.2% of the Company’s capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next tax year, dividends declared and paid by the Company in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

The Company intends to distribute approximately $16.7 million of spillover earnings from the year ended December 31, 2014 to the Company’s shareholders in 2015. The Company distributed approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to the Company’s shareholders in 2014.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Comprehensive Income

The Company reports all changes in comprehensive income in the Consolidated Statement of Operations. Comprehensive income is equal to net increase in net assets resulting from operations.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

The Company maintains an “opt out” dividend reinvestment plan that provides for reinvestment of the Company’s distribution on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company’s Board of Directors authorizes, and the Company declares a cash dividend, then the Company’s stockholders who have not “opted out” of the Company’s dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividends. During 2014, 2013, and 2012, the Company issued approximately 96,976, 159,000, and 219,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related companies, including energy technology, life science, and special opportunity lower middle market companies. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so the Company has concluded there is no impact from adopting this standard on the Company’s statement of assets and liabilities or results of operations. The Company has adopted this standard for the fiscal year ending December 31, 2014.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, the April 2019 Notes, the September 2019 Notes (together with the April 2019 Notes, the “2019 Notes”), the 2024 Notes, the 2017 Asset-Backed Notes, the 2021 Asset-Backed Notes and the SBA debentures, as each term is defined herein, as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At December 31, 2014, the April 2019 Notes were trading on the New York Stock Exchange for $25.58 per dollar at par value, the September 2019 Notes were trading on the New York Stock Exchange for $25.64 per dollar at par value and the 2024 Notes were trading on the New York Stock Exchange for $25.26 per dollar at par value. Based on market quotations on or around December 31, 2014, the Convertible Senior Notes were trading for 1.290 per dollar at par value, the 2017 Asset-Backed Notes were trading for 1.375 per dollar at par value and the 2021 Asset-Backed Notes were trading for 1.000 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $191.8 million, compared to the carrying amount of $190.2 million as of December 31, 2014.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The liabilities of the Company below are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following table provides additional information about the level in the fair value hierarchy of the Company’s liabilities at December 31, 2014.

(in thousands) Description	December 31, 2014	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)

Convertible Senior Notes	$22,799	$—	$22,799	$—
2017 Asset-Backed Notes	$22,068	$—	$—	$22,068
2021 Asset-Backed Notes	$129,300	$—	$129,300	$—
April 2019 Notes	$86,450	$—	$86,450	$—
September 2019 Notes	$88,073	$—	$88,073	$—
2024 Notes	$104,071	$—	$104,071	$—
SBA Debentures	$191,779	$—	$—	$191,779

Total	$644,540	$—	$430,693	$213,847

The following table provides information about the level in the fair value hierarchy of the Company’s liabilities at December 31, 2013.

(in thousands) Description	December 31, 2013	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$105,206	$—	$105,206	$—
2017 Asset-Backed Notes	$89,893	$—	$—	$89,893
April 2019 Notes	$86,281	$—	$86,281	$—
September 2019 Notes	$87,248	$—	$87,248	$—
SBA Debentures	$222,742	$—	$—	$222,742

Total	$591,370	$—	$278,735	$312,635

4. Borrowings

Outstanding Borrowings

At December 31, 2014 and December 31, 2013, the Company had the following available borrowings and outstanding borrowings:

	December 31, 2014		December 31, 2013
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$225,000	$225,000
2019 Notes	170,364	170,364	170,364	170,364
2024 Notes	103,000	103,000	—	—
2017 Asset-Backed Notes	16,049	16,049	89,557	89,557
2021 Asset-Backed Notes	129,300	129,300	—	—
Convertible Senior Notes(3)	17,674	17,345	75,000	72,519
Wells Facility	75,000	—	75,000	—
Union Bank Facility	75,000	—	30,000	—

Total	$776,587	$626,258	$664,921	$557,440

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.
(2)	In March 2014, the Company repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III. At December 31, 2013, the total available borrowings under the SBA debentures were $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.
(3)	During the year ended December 31, 2014, holders of approximately $57.3 million of the Company’s Convertible Senior Notes exercised their conversion rights. The balance at December 31, 2014 represents the remaining aggregate principal amount outstanding of the Convertible Senior Notes less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was approximately $329,000 at December 31, 2014 and $2.5 million at December 31, 2013.

LongTerm SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $38.0 million in HT II as of December 31, 2014, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of December 31, 2014. As of December 31, 2014, HT II has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2014, the Company held investments in HT II in 38 companies with a fair value of approximately $109.5 million, accounting for approximately 10.7% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. With the Company’s net investment of $74.5 million in HT III as of December 31, 2014, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of December 31, 2014. As of December 31, 2014, HT III has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2014, the Company held investments in HT III in 39 companies with a fair value of approximately $229.9 million, accounting for approximately 22.5% of the Company’s total portfolio.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA.

A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2014 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties.

Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013, were 0.804%. The annual fees on other debentures have been set at 0.515%. The average amount of debentures outstanding for the year ended December 31, 2014 for HT II was approximately $46.7 million with an average interest rate of approximately 4.75%. The average amount of debentures outstanding for the year ended December 31, 2014 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

HT II and HT III hold approximately $150.5 million and $314.8 million in assets, respectively, and accounted for approximately 9.1% and 19.1% of the Company’s total assets prior to consolidation at December 31, 2014.

As of December 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at December 31, 2014, with the Company’s net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, the Company repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At December 31, 2014, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of December 31, 2014 and December 31, 2013:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	December 31, 2014	December 31, 2013
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$—	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$225,000

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “2019 Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

In July 2012, the Company reopened the April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

On September 24, 2012, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

As of December 31, 2014 and December 31, 2013, the 2019 Notes payable is comprised of:

(in thousands)	December 31, 2014	December 31, 2013
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of 2019 Notes	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of

100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the NYSE under the trading symbol “HTGZ.” See “—Subsequent Events.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the NYSE under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a) (1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

For the years ended December 31, 2014 and 2013, the components of interest expense and related fees and cash paid for interest expense and fees for the April 2019 Notes and September 2019 Notes are as follows:

	Year Ended December 31,
(in thousands)	2014	2013
Stated interest expense	$11,926	$11,926
Amortization of debt issuance cost	967	967

Total interest expense and fees	$12,893	$12,893

Cash paid for interest expense and fees	$11,926	$11,926

As of December 31, 2014, the Company is in compliance with the terms of the indenture, and respective supplemental indenture, governing the April 2019 Notes and September 2019 Notes.

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes. The sale of the 2024 Notes generated net proceeds of approximately $99.9 million.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of December 31, 2014, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

At December 31, 2014, the 2024 Notes had an outstanding principal balance of $103.0 million.

For the years ended December 31, 2014 and 2013, the components of interest expense and related fees and cash paid for interest expense and fees for the 2024 Notes are as follows:

	December 31,
(in thousands)	2014	2013
Stated interest expense	$2,955	$—
Amortization of debt issuance cost	153	—

Total interest expense and fees	$3,108	$—

Cash paid for interest expense and fees	$1,887	$—

2017 Asset-Backed Notes

On December 19, 2012, the Company completed a $230.7 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “2017 Asset-Backed Notes”), which 2017 Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The 2017 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among the Company, Hercules Capital Funding 2012-1, LLC as trust depositor (the “2012 Trust Depositor”), Hercules Capital Funding Trust 2012-1 as issuer (the “2012 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. Interest on the 2017 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The 2017 Asset-Backed Notes have a stated maturity of December 16, 2017. See “—Subsequent Events.”

As part of this transaction, the Company entered into a sale and contribution agreement with the 2012 Trust Depositor under which the Company has agreed to sell or have contributed to the 2012 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2012 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2012 Loans as of the date of their transfer to the 2012 Trust Depositor.

In connection with the sale of the 2017 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2017 Asset-Backed Notes are secured obligations of the 2012 Securitization Issuer and are non-recourse to the Company. The 2012 Securitization Issuer also entered into an indenture governing the 2017 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2017 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(A)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2017 Asset-Backed Notes outside the United States in accordance with Regulation S of the Securities Act. The 2012 Securitization Issuer will not be registered under the 1940 Act in reliance on an exemption provide by Section 3(c) (7) thereof. In addition, the 2012 Trust Depositor entered into an amended and restated trust agreement in respect of the 2012 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2012 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2012 Loans. The Company is entitled to receive a monthly fee from the 2012 Securitization Issuer for servicing the 2012 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the 2012 Loans plus the amount of collections on deposit in the 2012 Securitization Issuer’s collection account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

The Company also serves as administrator to the 2012 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2014 and December 31, 2013, the 2017 Asset-Backed Notes had an outstanding principal balance of $16.0 million and $89.6 million, respectively.

Under the terms of the 2017 Asset Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2017 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $1.2 million and $6.3 million of restricted cash as of December 31, 2014 and December 31, 2013, respectively, funded through interest collections.

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “2021 Asset-Backed Notes”), which 2021 Asset-Backed Notes were rated A(sf) by Kroll Bond Rating Agency, Inc. (“KBRA”). The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, Hercules Capital Funding 2014-1, LLC as trust depositor (the “2014 Trust Depositor”), Hercules Capital Funding Trust 2014-1 as issuer (the “2014 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2014 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Sec. 2(A)(51) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S of the Securities Act. The 2014 Securitization Issuer will not be registered under the 1940 Act in reliance on an exemption provide by Section 3(c) (7) thereof and Rule 3A-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014).

The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2014, the 2021 Asset-Backed Notes had an outstanding principal balance of $129.3 million.

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $11.5 million of restricted cash as of December 31, 2014, funded through interest collections.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of its 6.00% convertible senior notes due 2016 (the “Convertible Senior Notes”). During the year ended December 31, 2014, holders of approximately $57.3 million of the Company’s Convertible Senior Notes exercised their conversion rights. As of December 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.3 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015, until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at the Company’s election, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. As of December 31, 2014, the conversion rate is 88.0615 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $11.36 per share of common stock).

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

Upon meeting the stock trading price conversion requirement during the three-month periods ended June 30, 2014 and September 30, 2014, the Convertible Senior Notes became convertible on July 1, 2014 and continued to be convertible through December 31, 2014. As of December 31, 2014, approximately $57.3 million of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.5 million shares of the Company’s common stock, or $24.3 million. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015. See “—Subsequent Events.”

The Company recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and original issue discount. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt the Company recorded for the year ended December 31, 2014 was approximately $1.6 million and was classified as a component of net investment income in the Company’s Consolidated Statements of Operations.

As of December 31, 2014 and December 31, 2013, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2014	December 31, 2013
Principal amount of debt	$17,674	$75,000
Original issue discount, net of accretion	(329)	(2,481)

Carrying value of Convertible Senior Debt	$17,345	$72,519

For the years ended December 31, 2014 and 2013, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Year Ended December 31,
(in thousands)	2014	2013
Stated interest expense	$2,753	$4,500
Accretion of original issue discount	843	1,083
Amortization of debt issuance cost	450	577

Total interest expense	$4,046	$6,160

Cash paid for interest expense	$3,465	$4,500

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for both the years ended December 31, 2014 and December 31, 2013. Interest expense decreased by approximately $1.7 million during the year ended December 31, 2014 from the year ended December 31, 2013, due to Convertible Senior Notes settled in the period. As of December 31, 2014, the Company is in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility, and the Wells Facility was further amended on August 1, 2012, December 17, 2012 and August 8, 2014. Under this senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, the Company entered into an amendment to the Wells Facility that reduced the interest rate floor by 75 basis points to 4.25% and extended the maturity date by one year to August 2015. Additionally, the August 2012 amendment added an amortization period that commences on the day immediately following the end of the revolving credit availability period and ends one year thereafter on the maturity date. The August 2012 amendment also reduced the unused line fee, as further discussed below. On August 8, 2014, the Company entered into a further amendment to the Wells Facility to set the interest rate floor at 4.00% and to extend the revolving credit availability period to August 2017.

As amended, borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.00% and an advance rate of 50% against eligible debt investments. The Wells Facility is secured by debt investments in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the years ended December 31, 2014 and 2013, this non-use fee was approximately $380,000 and $380,000, respectively. On June 20, 2011 the Company paid an additional $1.1 million in structuring fees in connection with the Wells Facility which are being amortized through the end of the term of the Wells Facility. In connection with the August 2014 amendments, the Company paid an additional $750,000 in structuring fees in connection with the Wells Facility which are being amortized through the end of the term of the Wells Facility.

The Wells Facility includes various financial and operating covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, LLC. As amended, these covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at December 31, 2014.

At December 31, 2014 there were no borrowings outstanding on this facility.

Union Bank Facility

The Company has a $75.0 million revolving senior secured credit facility (the “Union Bank Facility”) with MUFG Union Bank, N.A. (“MUFG Union Bank”). The Company originally entered into the Union Bank Facility on February 10, 2010 but, following several amendments, amended and restated the Union Bank Facility on August 14, 2014. The amendment and restatement extends the maturity date of the Union Bank Facility to August 1, 2017, increases the size of the Union Bank Facility to $75.0 million from $30.0 million, and adjusts the interest rate for LIBOR borrowings under the Union Bank Facility. LIBOR-based borrowings by the Company under the Union Bank Facility will bear interest at a rate per annum equal to LIBOR plus 2.25% with no floor, whereas previously the Company paid a per annum interest rate on such borrowings equal to LIBOR plus 2.50% with a floor of 4.00%. Other borrowings by the Company under the Union Bank Facility, which are based on a reference rate instead of LIBOR, will continue to bear interest at a rate per annum equal to the reference rate (which is the greater of the federal funds rate plus 1.00% and a periodically announced MUFG Union Bank index rate) plus the greater of (i) 4.00% minus the reference rate and (ii) 1.00%. The Company continues to have the option of determining which type of borrowing to request under the Union Bank Facility. Subject to certain conditions, the amendment also removes a previous ceiling on the amount of certain unsecured indebtedness that the Company may incur.

MUFG Union Bank has made commitments to lend up to $75.0 million in aggregate principal amount. The Union Bank Facility contains an accordion feature, pursuant to which the Company may increase the size of the Union Bank Facility to an aggregate principal amount of $300.0 million by bringing in additional lenders, subject to the approval of MUFG Union Bank and other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings.

The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the years ended December 31, 2014 and 2013, this non-use fee was approximately $240,000 and $152,000, respectively. The amount that the Company may borrow under the Union Bank Facility is determined by applying an advance rate to eligible loans. The Union Bank Facility generally requires payment of monthly interest on loans based on a reference rate and at the end of a one, two, or three-month period, as applicable, for loans based on LIBOR. All outstanding principal is due upon maturity.

The Union Bank Facility is collateralized by debt investments in the Company’s portfolio companies, and includes an advance rate equal to 50.0% of eligible debt investments placed in the collateral pool.

The Company has various financial and operating covenants required by the Union Bank Facility. These covenants require, among other things, that the Company maintain certain financial ratios, including liquidity, asset coverage, and debt service coverage, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $550.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after June 30, 2014. The Union Bank Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at December 31, 2014.

At December 31, 2014 there were no borrowings outstanding on this facility.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”), which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2014, the Company reduced its realized gain by approximately $465,000 for Citigroup’s participation in the realized gain on sale of equity securities obtained from exercising portfolio company warrants which were included in the collateral pool. The Company recorded a decrease in participation liability and a decrease in unrealized appreciation by a net amount of approximately $270,000 primarily due to depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement as a result of the sale of shares in Acceleron Pharma, Inc, Merrimack Pharmaceuticals, Inc., Portola Pharmaceuticals, Inc. and Everyday Health, Inc. that were subject to the agreement. The remaining value of their participation right on unrealized gains in the related equity investments is approximately $101,000 as of December 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $2.1 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between February 2016 and January 2017.

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2014 and 2013, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	For the Year Ended December 31,
(in thousands)	2014	2013
Distributions in excess of investment income	$6,382	$2,112
Accumulated realized gains (losses)	9,207	6,840
Additional paid-in capital	(15,589)	(8,952)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long-term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2014 and 2013 was ordinary income in the amounts of $73.2 million and $66.5 million, respectively.

The aggregate gross unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $46.1 million and $48.8 million as of December 31, 2014 and 2013, respectively. The aggregate gross unrealized depreciation of the Company’s investments under cost for federal income tax purposes was $63.4 million and $44.5 million as of December 31, 2014 and 2013, respectively. The net unrealized depreciation over cost for federal income tax purposes was $17.3 million and $4.3 million as of December 31, 2014 and 2013, respectively. The aggregate cost of securities for federal income tax purposes was $1.0 billion and $906.2 million as of December 31, 2014 and 2013, respectively.

At December 31, 2014 and 2013, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary book/tax differences primarily arising from the treatment of loan related yield enhancements.

	For the Year Ended December 31,
(in thousands)	2014	2013
Accumulated Capital Gains (Losses)	$16,663	$(6,417)
Other Temporary Differences	1,795	1,134
Undistributed Ordinary Income	—	3,764
Unrealized Appreciation (Depreciation)	(16,891)	(5,132)

Components of Distributable Earnings	$1,567	$(6,651)

The Company will classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of the Company’s tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2011- 2013 federal tax years for the Company remain subject to examination by the IRS. The 2010-2013 state tax years for the Company remain subject to examination by the state taxing authorities.

6. Shareholders’ Equity.

On August 16, 2013, the Company entered into an “At-The-Market” (“ATM”) equity distribution agreement with JMP Securities LLC (“JMP”). The equity distribution agreement provides that the Company may offer and sell up to 8.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the

Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the year ended December 31, 2014, the Company sold 650,000 shares of common stock for total accumulated net proceeds of approximately $9.5 million, all of which is accretive to net asset value. The Company generally uses the net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of December 31, 2014, approximately 7.35 million shares remained available for issuance and sale under the equity distribution agreement.

The Company has issued stock options for common stock subject to future issuance, of which 695,672 and 833,923 were outstanding at December 31, 2014 and December 31, 2013, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7.0 million shares of common stock. On June 1, 2011, stockholders approved an amended and restated plan and provided an increase of 1.0 million shares, authorizing the Company to issue 8.0 million shares of common stock under the 2004 Plan.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1.0 million shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of the Company’s outstanding voting securities.

A summary of the restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2014, 2013, and 2012 is as follows:

	2006 Plan	2004 Plan
Outstanding at December 31, 2011	31,668	1,191,201
Granted	5,000	686,859
Cancelled	—	(59,019)

Outstanding at December 31, 2012	36,668	1,819,041
Granted	—	607,001
Cancelled	—	(30,264)

Outstanding at December 31, 2013	36,668	2,395,778
Granted	8,333	981,550
Cancelled	—	(152,277)

Outstanding at December 31, 2014	45,001	3,225,051

In 2014, 2013, and 2012, the Company granted approximately 989,883, 607,001 and 691,859 shares, respectively, of restricted stock pursuant to the Plans. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 will continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 will vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. No restricted stock was granted pursuant to the 2004 Plan prior to 2009.

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the years ended December 31, 2014, 2013, and 2012 was approximately $13.7 million, $7.7 million and $7.5 million, respectively. During the years ended December 31, 2014, 2013, and 2012 the Company expensed approximately $9.2 million, $5.6 million and $3.9 million of compensation expense related to restricted stock, respectively. As of December 31, 2014, there was approximately $12.5 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 1.43 years.

The following table summarizes the activities for the Company’s unvested restricted stock for the years ended December 31, 2014, 2013, and 2012:

	Unvested Restricted Stock Units
	Restricted Stock Units	Weighted Average Issuance Price
Unvested at December 31, 2011	621,509	$10.06
Granted	691,859	$10.83
Vested	(354,560)	$9.88
Forfeited	(59,019)	$9.95

Unvested at December 31, 2012	899,789	$10.73
Granted	607,001	$12.72
Vested	(440,629)	$10.59
Forfeited	(30,264)	$11.24

Unvested at December 31, 2013	1,035,897	$11.94
Granted	989,883	$13.82
Vested	(570,723)	$12.00
Forfeited	(152,277)	$12.82

Unvested at December 31, 2014	1,302,780	$13.23

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make a cash payment at the time of option exercise or to pay taxes on restricted stock.

The following table summarizes the common stock options activities under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2014, 2013, and 2012:

	Common Stock Options	Weighted Average Exercise Price
Shares Outstanding at December 31, 2011	4,213,604	$11.40
Granted	189,000	$10.71
Exercised	(564,196)	$5.56
Forfeited	(57,229)	$9.69
Expired	(1,206,430)	$12.84

Shares Outstanding at December 31, 2012	2,574,749	$12.00
Granted	443,500	$14.51
Exercised	(2,003,988)	$12.38
Forfeited	(115,338)	$10.38
Expired	(65,000)	$13.30

Shares Outstanding at December 31, 2013	833,923	$12.53

Granted	426,000	$15.54
Exercised	(353,547)	$10.76
Forfeited	(208,344)	$14.80
Expired	(2,360)	$13.78

Shares Outstanding at December 31, 2014	695,672	$14.58

Shares Expected to Vest at December 31, 2014	537,296	$14.58

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2014, options for approximately 158,000 shares were exercisable at a weighted average exercise price of approximately $13.08 per share with weighted average of remaining contractual term of 4.91 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the years ended December 31, 2014, 2013, and 2012 was approximately $211,000, $1.1 million and $326,000, respectively. During the years ended December 31, 2014, 2013, and 2012, approximately $395,000, $422,000 and $416,000, of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2014, there was $562,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 1.94 years.

The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2014, 2013, and 2012 is as follows:

	Year Ended December 31,
	2014	2013	2012
Expected Volatility	19.90%	46.90%	46.39%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	1.21%-1.66%	0.56%-1.63%	0.49%-1.07%

The following table summarizes stock options outstanding and exercisable at December 31, 2014:

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$9.25-$14.49	208,172	5.43	$487,713	$12.54	74,440	3.94	$305,932	$10.77
$14.86-$16.34	487,500	6.46	2,140	$15.45	83,936	5.77	892	$15.14

$9.25-$16.34	695,672	6.15	$489,853	$14.58	158,376	4.91	$306,824	$13.08

8. Earnings per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2014	2013	2012
Numerator
Net increase in net assets resulting from operations	$71,188	$99,446	$46,759
Less: Dividends declared-common and restricted shares	(78,562)	(66,454)	(47,983)

Undistributed earnings	(7,374)	32,992	(1,224)

Undistributed earnings-common shares	(7,374)	32,992	(1,224)
Add: Dividend declared-common shares	76,953	65,123	46,967

Numerator for basic and diluted change in net assets per common share	$69,579	$98,115	$45,743

Denominator
Basic weighted average common shares outstanding	61,862	58,838	49,068
Common shares issuable	1,363	1,454	88

Weighted average common shares outstanding assuming dilution	63,225	60,292	49,156

Change in net assets per common share
Basic	$1.12	$1.67	$0.93
Diluted	$1.10	$1.63	$0.93

In the table above, unvested share-based payment awards that have non-forfeitable rights to dividends or dividend equivalents are treated as participating securities for calculating earnings per share.

For the purpose of calculating diluted earnings per share for year ended December 31, 2014, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because the Company’s share price was greater than the conversion price in effect ($11.36 as of December 31, 2014 and $11.63 as of December 31, 2013) for the Convertible Senior Notes for such period.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2014, 2013, and 2012, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 727,733, 1,835,880 and 2,574,749 shares, respectively.

At December 31, 2014, the Company was authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the three years ended December 31, 2014.

	Year Ended December 31,
	2014	2013	2012
Per share data(1):
Net asset value at beginning of period	$10.51	$9.75	$9.83
Net investment income	1.16	1.24	0.98
Net realized gain on investments	0.32	0.25	0.06
Net unrealized appreciation (depreciation) on investments	(0.33)	0.20	(0.09)

Total from investment operations	1.15	1.69	0.95
Net increase (decrease) in net assets from capital share transactions	(0.37)	0.10	(0.14)
Distributions of net investment income	(1.27)	(1.13)	(0.98)
Stock-based compensation expense included in investment income(2)	0.16	0.10	0.09

Net asset value at end of period	$10.18	$10.51	$9.75

Ratios and supplemental data:
Per share market value at end of period	$14.88	$16.40	$11.13
Total return(3)	-1.75%	58.49%	28.28%
Shares outstanding at end of period	64,715	61,837	52,925
Weighted average number of common shares outstanding	61,862	58,838	49,068
Net assets at end of period	$658,864	$650,007	$515,968
Ratio of operating expense to average net assets(4)(5)	10.72%	11.06%	10.28%
Ratio of net investment income before investment gains and losses to average net assets(4)	10.94%	12.12%	10.01%
Average debt outstanding	$535,127	$580,053	$360,857
Weighted average debt per common share	$8.65	$9.86	$7.35

(1)	All per share activity is calculated based on the weighted average shares outstanding for the relevant period.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment income includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the years ended December 31, 2014, 2013 and 2012 equals the change in the ending market value over the beginning of the period price per share plus dividends paid per share during the period, divided by the beginning price assuming the dividend is reinvested on the date of the distribution.
(4)	All ratios are calculated based on weighted average net assets for the relevant period.
(5)	Operating expense as used in the ratio of operating expense to average net assets does not include loss on debt extinguishment (long-term liabilities—convertible senior notes). If loss on debt extinguishment (long-term liabilities—convertible senior notes) were included in total expense, the ratio for the year ended December 31, 2014 would be 10.97%. There was no loss on debt extinguishment (long-term liabilities—convertible senior notes) in the years ended December 31, 2013 or 2012, so the ratio for that period would not change.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. The balance of unfunded contractual commitments to extend credit at December 31, 2014 totaled approximately $339.0 million. Approximately $191.3 million of these unfunded contractual commitments as of December 31, 2014 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $108.2 million of non-binding term sheets outstanding at December 31, 2014. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent the Company’s future cash requirements.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $1.6 million, $1.1 million and $1.2 million, during the years ended December 31, 2014, 2013, and 2012, respectively. Future commitments under the credit facility and operating leases were as follows at December 31, 2014:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$626,258	$16,081	$17,313	$321,464	$271,400
Operating Lease Obligations(5)	6,258	1,554	3,055	1,590	59

Total	$632,516	$17,635	$20,368	$323,054	$271,459

(1)	Excludes commitments to extend credit to the Company’s portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4 to the Company’s consolidated financial statements.
(3)	Includes $190.2 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $103.0 million of the 2024 Notes, $16.0 million in aggregate principal amount of the 2017 Asset-Backed Notes, $129.3 million in aggregate principal amount of the 2021 Asset-Backed Notes and $17.3 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes is $17.7 million less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total remaining unaccreted discount for the Convertible Senior Notes was $329,000 at December 31, 2014.
(5)	Long-Term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Concentrations of Credit Risk

The Company’s customers are primarily privately held companies and public companies which are active in the drug discovery and development, energy technology, internet consumer and business services, medical devices and equipment, software, drug delivery, information services, communications and networking, healthcare services, specialty pharmaceuticals, surgical devices, electronics and computer hardware, media/content/info, biotechnology tools, semiconductors, consumer and business products and diagnostic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the years ended December 31, 2014 and December 31, 2013, the Company’s ten largest portfolio companies represented approximately 28.6% and 29.3% of the total fair value of the Company’s investments in portfolio companies, respectively. At December 31, 2014 and December 31, 2013, we had three and one investment, respectively, that represented 5% or more of the Company’s net assets. At December 31, 2014, we had three equity investments representing approximately 61.5% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of the Company’s equity investments. At December 31, 2013, the Company had six equity investments which represented approximately 75.7% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of such investments.

13. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2014. This information was derived from the Company’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Total investment income	$35,770	$34,001	$37,019	$36,875
Net investment income before investment gains and losses	18,304	18,551	18,995	15,899
Net increase (decrease) in net assets resulting from operations	22,185	13,191	15,177	20,635
Change in net assets per common share (basic)	0.36	0.21	0.24	0.32

	Quarter Ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013
Total investment income	$30,957	$34,525	$41,021	$33,210
Net investment income before investment gains and losses	15,032	17,610	21,560	18,864
Net increase (decrease) in net assets resulting from operations	16,689	20,879	36,981	24,897
Change in net assets per common share (basic)	0.30	0.34	0.61	0.40

14. Subsequent Events

Dividend Declaration

On February 24, 2015 the Board of Directors declared a cash dividend of $0.31 per share to be paid on March 19, 2015 to shareholders of record as of March 12, 2015. This dividend would represent the Company’s thirty-eighth consecutive dividend declaration since the Company’s initial public offering, bringing the total cumulative dividend declared to date to $10.30 per share.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes, or the Convertible Senior Notes, due 2016. As of December 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the remaining unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $17.3 million.

The Convertible Senior Notes are convertible into shares of the Company’s common stock beginning October 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Senior Notes, the Company has the choice to pay or deliver, as the case may be, at the Company’s election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.36 per share of common stock, in each case subject to adjustment in certain circumstances. Upon meeting the stock trading price conversion requirement during the three months ended December 31, 2014, the Convertible Senior Notes continue to be convertible through March 31, 2015.

Subsequent to December 31, 2014 and as of February 26, 2015, approximately $32,000 of the Convertible Senior Notes were converted and were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 613 shares of the Company’s common stock in January 2015.

April 2019 Notes—Redemption

On February 24, 2015, the Board of Directors approved a redemption of $20.0 million of the $84.5 million in issued and outstanding aggregate principal amount of April 2019 Notes, and notice for such redemption has been provided. The Company intends to make additional redemptions on the April 2019 Notes throughout the 2015 calendar year, depending on the Company’s anticipated cash needs. The Company will provide notice for and complete all redemptions in compliance with the terms of the Base Indenture, as supplemented by the First Supplemental Indenture.

2017 Asset-Backed Notes—Contractual Amortization

In February 2015, changes in the payment schedule of obligors in the 2017 Asset-Backed Notes collateral pool triggered a Rapid Amortization Event in accordance with the sale and servicing agreement for the 2017 Asset-Backed Notes. Due to this Event, the 2017 Asset-Backed Notes are expected to fully amortize within the first half of 2015.

Share Repurchase Program

On February 24, 2015, the Company’s Board of Directors approved a $50.0 million open market share repurchase program. The Company may repurchase shares of its common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in our then most recently published financial statements.

The Company anticipates that the manner, timing, and amount of any share purchases will be determined by Company management based upon the evaluation of market conditions, stock price, and additional factors in accordance with regulatory requirements. As a 1940 Act reporting company, the Company is required to notify shareholders program when such a program is initiated or implemented. The repurchase program does not require the Company to acquire any specific number of shares and may be extended, modified, or discontinued at any time.

Portfolio Company Developments

As of February 26, 2015, the Company held warrants or equity positions in six companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Good Technology Corp., ViewRay, Inc. and four companies which filed confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all. In addition, subsequent to December 31, 2014 the following current and former portfolio companies completed initial public offerings or were acquired:

1.	In January 2015, the company’s portfolio company Box, Inc. completed its initial public offering of 12,500,000 shares of its common stock at $14.00 per share. The shares the Company holds in Box, Inc. are subject to certain restrictions that govern the timing of the Company’s divestment and may thus impact the Company’s ultimate gain or (loss). In the case of Box, Inc., the Company is subject to a customary IPO lockup period and is obligated not to sell the shares of common stock that it owns for six months from the date of the initial public offering. The potential gain depends on the price of the shares when the Company exits the investment.

2.	In January 2015, the company’s portfolio company Zosano Pharma, Inc. completed its initial public offering of 4,500,000 shares of its common stock at $11.00 per share.

3.	In February 2015, the Company’s portfolio company Inotek Pharmaceuticals, Inc. completed its initial public offering of 6,667,000 shares of its common stock at a price to the public of $6.00 per share.

4.	In February 2015, Zillow, Inc. completed its acquisition of the Company’s former portfolio company Trulia, Inc. for $2.5 billion in a stock-for-stock transaction and formed Zillow Group, Inc. The Company no longer holds investments in the portfolio company.

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2014

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2013 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2014 Fair Value
Affiliate Investments
Gelesis, Inc.	Preferred Stock	$—	$466	$—	$(140)	$326
	Preferred Warrants	—	7	—	(6)	1
Optiscan BioMedical, Corp.	Preferred Stock	—	4,552	1,301	—	5,853
	Preferred Warrants	—	232	—	(13)	219
Stion Corporation	Senior Debt	1,842	4,096	—	(2,496)	1,600
	Preferred Warrants	—	1,628	—	(1,628)	—

Total Control and Affiliate Investments		$1,842	$10,981	$1,301	$(4,283)	$7,999

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2014.
(2)	Represents the total amount of interest or dividends credited to income for the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.

$400,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, up to $400,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale, including auctions. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Although we are not currently authorized to issue shares of our common stock at a price below our net asset value per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the holders of the majority of our voting securities and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries at all stages of development. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Palo Alto, CA, as well as additional offices in Boston, MA, New York, NY and McLean, VA. Our goal is to be the leading structured debt financing provider of choice for venture capital-backed companies in technology-related markets requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company. We invest primarily in private companies and to a lesser extent public companies.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “HTGC.” On May 23, 2014, the last reported sale price of a share of our common stock on the NYSE, was $14.77. The net asset value per share of our common stock at March 31, 2014 (the last date prior to the date of this prospectus on which we determined net asset value) was $10.58.

An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 11 to read about risks that you should consider before investing in our securities, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.htgc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 6, 2014

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $400,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries and their affiliated securitization trusts.

Our Company

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries at all stages of development. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As of March 31, 2014, our total assets were approximately $1.2 billion, of which our investments comprised $890.7 million at fair value and $887.6 million at cost. Since inception through March 31, 2014, we have made debt and equity commitments of approximately $4.2 billion to our portfolio companies.

We also make investments in qualifying small businesses through two wholly-owned, small business investment company, or SBIC, subsidiaries, Hercules Technology II, L.P., or HT II, and Hercules Technology III, L.P., or HT III. HT II and HT III hold approximately $143.7 million and $290.0 million in assets, respectively, and accounted for approximately 9.5% and 19.3% of our total assets, respectively, prior to consolidation at March 31, 2014. We have issued $225.0 million in SBA-guaranteed debentures in our SBIC subsidiaries, which is the maximum amount allowed for a group of SBICs under common control. See “Regulation—Small Business Administration Regulations” in this prospectus for additional information regarding our SBIC subsidiaries.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and, to a lesser extent, in foreign companies. See “Regulation—Qualifying Assets.” As of March 31, 2014, our proprietary structured query language-based (SQL) database system included over 35,300 technology-related companies and approximately 8,900 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Palo Alto, CA, and we have additional offices in Boston, MA, New York, NY and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital backed companies in technology-related markets requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies in technology-related markets, including, technology, biotechnology, life science, and energy and renewables technology companies and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in private companies and, to a lesser extent, public companies. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the energy technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related markets with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related markets is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

As of March 31, 2014, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 38 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies, which typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We seek to mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (generally 12-60 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies, select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancing and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

We have qualified as and have elected to be treated for tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Certain United States Federal Income Tax Considerations.” To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be able to maintain our RIC status. If we do not qualify as a RIC, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling our securities for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. We received an exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources” for additional information related to our outstanding debt.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Certain Material United States Federal Income Tax Considerations.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY and McLean, VA. We maintain a website on the Internet at www.htgc.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	—	%(4)

Annual Expenses (as a percentage of net assets attributable to common stockholders):(5)
Operating expenses	5.0	%(6)(7)
Interest and fees paid in connection with borrowed funds	5.7	%(8)

Total annual expenses	10.7	%(9)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement to this prospectus will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement to this prospectus will disclose the estimated offering expenses.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan”.
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	“Net assets attributable to common stock” equals the weighted average net assets for the three-month period ended March 31, 2014, which is approximately $650.5 million.
(6)	“Operating expenses” represent our estimated operating expenses by annualizing our actual operating expenses incurred for the three- months ended March 31, 2014, including all fees and expenses of our consolidated subsidiaries and excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2013 was 5.2%. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors”.
(7)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(8)	“Interest and fees paid in connection with borrowed funds” represents our estimated interest, fees and credit facility expenses by annualizing our actual interest, fees and credit facility expenses incurred for the three-months ended March 31, 2014, including our Wells Facility, Union Bank Facility, the Convertible Senior Notes, the 2019 Notes, the Asset-Backed Notes and the SBA debentures, each of which is defined herein. This percentage for the year ended December 31, 2013 was 5.8%.
(9)	“Total annual expenses” is the sum of “operating expenses,” and “interest and fees paid in connection with borrowed funds.” This percentage for the year ended December 31, 2013 was 11.0%. “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$104	$295	$466	$816

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2013, 2012, 2011 and 2010 and the financial statement of operations data for fiscal 2013, 2012, 2011 and 2010 has been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.” The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the three months ended March 31, 2014 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.

	For the Three-Months Ended March 31, (unaudited)		For the Years Ended December 31,
(in thousands, except per share amounts)	2014	2013	2013	2012	2011	2010	2009
Statement of Operations Data:
Investment income:
Interest	$30,846	$28,929	$123,671	$87,603	$70,346	$54,700	$62,200
Fees	4,924	2,028	16,042	9,917	9,509	4,774	12,077

Total investment income	35,770	30,957	139,713	97,520	79,855	59,474	74,277
Operating expenses:
Interest	7,148	7,631	30,334	19,835	13,252	8,572	9,387
Loan fees	2,076	1,079	4,807	3,917	2,635	1,259	1,880
General and administrative	2,461	2,252	9,354	8,108	7,992	7,086	7,281
Employee Compensation:
Compensation and benefits	4,221	3,798	16,179	13,326	13,260	10,474	10,737
Stock-based compensation	1,560	1,165	5,974	4,227	3,128	2,709	1,888

Total employee compensation	5,781	4,963	22,153	17,553	16,388	13,183	12,625

Total operating expenses	17,466	15,925	66,648	49,413	40,267	30,100	31,173
Net investment income before and investment gains and losses	18,304	15,032	73,065	48,107	39,588	29,374	43,104

Net investment income	18,304	15,032	73,065	48,107	39,588	29,374	43,104
Net realized gain (loss) on investments	4,872	1,991	14,836	3,168	2,741	(26,382)	(30,801)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(991)	(334)	11,545	(4,516)	4,607	1,990	1,269

Net realized and unrealized gain (loss)	3,881	1,657	26,381	(1,348)	7,348	(24,392)	(29,532)

Net increase in net assets resulting from operations	22,185	$16,689	$99,446	$46,759	$46,936	$4,982	$13,572

Change in net assets per common share (basic):	$0.36	$0.30	$1.67	$0.93	$1.08	$0.12	$0.38

Cash dividends declared per common share	$0.31	$0.25	$1.11	$0.95	$0.88	$0.80	$1.26 (1)

(1)	February 12, 2009 dividend paid in cash and stock.

	For the Three-Months Ended March 31, (unaudited)		For the Years Ended December 31,
(in thousands, except per share amounts)	2014	2013	2013	2012	2011	2010	2009
Balance Sheet Data:
Investments, at value	$890,662	$967,984	$910,295	$906,300	$652,870	$472,032	$374,669
Cash and cash equivalents	224,538	206,928	268,368	182,994	64,474	107,014	124,828
Total assets	1,159,399	1,211,186	1,221,715	1,123,643	747,394	591,247	508,967
Total liabilities	506,097	595,578	571,708	607,675	316,353	178,716	142,452
Total net assets	653,302	615,608	650,007	515,968	431,041	412,531	366,515

Other Data:
Total debt investments, at value	788,359	881,011	821,988	827,540	585,767	401,618	325,134
Total warrant investments, at value	23,614	33,249	35,637	29,550	30,045	23,690	14,450
Total equity investments, at value	68,689	53,724	52,670	49,210	37,058	46,724	35,085
Unfunded Commitments	189,387	137,100	150,986	61,851	168,196	117,200	11,700
Net asset value per share(1)	$10.58	$10.00	$10.51	$9.75	$9.83	$9.50	$10.29

(1)	Based on common shares outstanding at period end

The following tables set forth certain quarterly financial information for each of the nine quarters up to and ending March 31, 2014. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

For the Quarter Ended (Unaudited)
(in thousands, except per share data)	March 31, 2014
Total investment income	$35,770
Net investment income before investment gains and losses	18,304
Net increase (decrease) in net assets resulting from operations	22,185
Change in net assets per common share (basic)	$0.36

	For the Quarter Ended (Unaudited)
	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Total investment income	$30,957	$34,525	$41,021	$33,210
Net investment income before investment gains and losses	15,032	17,610	21,560	18,864
Net increase (decrease) in net assets resulting from operations	16,689	20,879	36,981	24,897
Change in net assets per common share (basic)	$0.30	$0.34	$0.61	$0.40

	For the Quarter Ended (Unaudited)
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Total investment income	$22,367	$23,858	$23,901	$27,395
Net investment income before investment gains and losses	11,375	12,310	11,351	13,071
Net increase (decrease) in net assets resulting from operations	17,105	48	4,745	24,861
Change in net assets per common share (basic)	$0.36	$—	$0.09	$0.47

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below in this prospectus and those set forth in any prospectus supplement accompanying this prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the supplement accompanying this prospectus, before you decide whether to make an investment in our common stock. The risks set out below and in this prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our common stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to our Business Structure

We are dependent upon key management personnel for their time availability and for our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with Mr. Henriquez and our senior management is not restricted from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, business development companies, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. A significant increase in the number and/or the size of our competitors, including traditional commercial lenders and other financing sources, in technology-related industries could force us to accept less attractive investment terms. We may miss opportunities if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities, or that we will be able to fully invest our available capital.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain realized net capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline. In addition, our results of operations and financial condition could be adversely affected.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our secured credit facilities with Wells Fargo Capital Finance LLC (the “Wells Facility”) and Union Bank, N.A. (the “Union Bank Facility,” and together with the Wells Facility, our “Credit Facilities”) our Convertible Senior Notes, our 2019 Notes and our Asset-Backed Notes (as each term is defined below) contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of March 31, 2014, we did not have any outstanding borrowings under our Credit Facilities. In addition, as of March 31, 2014, we had approximately $190.2 million of indebtedness outstanding incurred by our SBIC subsidiaries, approximately $75.0 million of Convertible Senior Notes payable, approximately $170.4 million of 2019 Notes and approximately $63.8 million in aggregate principal amount of fixed rate asset-backed notes (the “Asset-Backed Notes”) in connection with our $230.7 million debt Securitization (the “Debt Securitization”). There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, generally, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of March 31, 2014 our asset coverage ratio under our regulatory requirements as a business development company was 312.8%, excluding our SBIC debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Annual Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)	(23.01%)	(14.13%)	(5.26%)	3.61%	12.49%

(1)	Assumes $1.2 billion in total assets, $499.3 million in debt outstanding, $653.3 million in stockholders’ equity, and an average cost of debt of 6.88%, which is the approximate average cost of borrowed funds, including our Credit Facilities, our Convertible Senior Notes, 2019 Notes, our SBA debentures and our Asset-Backed Notes for the period ended March 31, 2014. Actual interest payments may be different.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Under our borrowings and our Credit Facilities, current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. Our Credit Facilities and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a securities interest in our assets in connection with any such credit facilities and borrowings.

Our Credit Facilities generally contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, our Credit Facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under the facilities and accelerated maturity dates for all amounts outstanding under the facilities, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the facilities. This could reduce our revenues and, by delaying any cash payment allowed to us under our facilities until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and our ability to make distributions sufficient to maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory requirements that restrict our ability to raise capital, our Credit Facilities, the Convertible Senior Notes and the 2019 Notes contain various covenants which, if not complied with, could accelerate repayment under the facility or require us to repurchase the Convertible Senior Notes and the 2019 Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing our Credit Facilities, the Convertible Senior Notes and the 2019 Notes require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under our Credit Facilities or the trustee or holders under the Convertible Senior Notes and could accelerate repayment under the facilities or the Convertible Senior Notes or the 2019 Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends. In addition, holders of the Convertible Senior Notes will have the right to require us to repurchase the Convertible Senior Notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Borrowings.”

We may be unable to obtain debt capital on favorable terms or at all, in which case we would not be able to use leverage to increase the return on our investments.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

We are subject to certain risks as a result of our interests in connection with the Debt Securitization and our equity interest in the Securitization Issuer.

On December 19, 2012, in connection with the Debt Securitization and the offering of the Asset-Backed Notes by Hercules Capital Funding Trust 2012-1 (the “Securitization Issuer”), we sold and/or contributed to Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), certain senior loans made to certain of our portfolio companies (the “Loans”), which the Trust Depositor in turn sold and/or contributed to the Securitization Issuer in exchange for 100% of the equity interest in the Securitization Issuer, cash proceeds and other consideration. Following these transfers, the Securitization Issuer, and not the Trust Depositor or us, held all of the ownership interest in the Loans.

As a result of the Debt Securitization, we hold, indirectly through the Trust Depositor, 100% of the equity interest in the Securitization Issuer. As a result, we consolidate the financial statements of the Trust Depositor and the Securitization Issuer, as well as our other subsidiaries, in our consolidated financial statements. Because each of the Trust Depositor and the Securitization Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by us to the Trust Depositor, and by the Trust Depositor to the Securitization Issuer, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows. Further, a failure of the Securitization Issuer to be treated as a disregarded entity for U.S. federal income tax purposes would constitute an event of default pursuant to the indenture under the Debt Securitization, upon which the trustee under the Debt Securitization (the “Trustee”) may and will at the direction of a supermajority of the holders of the Asset-Backed Notes (the “Noteholders”) declare the Asset-Backed Notes to be immediately due and payable and exercise remedies under the indenture, including (i) to institute proceedings for the collection of all amounts then payable on the Asset-Backed Notes or under the indenture, enforce any judgment obtained, and collect from the Securitization Issuer and any other obligor upon the Asset-Backed Notes monies adjudged due; (ii) institute proceedings from time to time for the complete or partial foreclosure of the indenture with respect to the property of the Securitization Issuer; (iii) exercise any remedies as a secured party under the relevant UCC and take other appropriate action under applicable law to protect and enforce the rights and remedies of the Trustee and the Noteholders; or (iv) sell the property of the Securitization Issuer or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any matter permitted by law. Any such exercise of remedies could have a material adverse effect on our business, financial condition, results of operations or cash flows.

An event of default in connection with the Debt Securitization could give rise to a cross-default under our other material indebtedness.

The documents governing our other material indebtedness contain customary cross-default provisions that could be triggered if an event of default occurs in connection with the Debt Securitization. An event of default with respect to our other indebtedness could lead to the acceleration of such indebtedness and the exercise of other remedies as provided in the documents governing such other indebtedness. This could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We may not receive cash distributions in respect of our indirect ownership interest in the Securitization Issuer.

Apart from fees payable to us in connection with our role as servicer of the Loans and the reimbursement of related amounts under the Debt Securitization documents, we receive cash in connection with the Debt Securitization only to the extent that the Trust Depositor receives payments in respect of its equity interest in the Securitization Issuer. The holder of the equity interest in the Securitization Issuer is the residual claimant on distributions, if any, made by the Securitization Issuer after the Noteholders and other claimants have been paid in full on each payment date or upon maturity of the notes, subject to the priority of payments under the Debt Securitization documents. To the extent that the value of the Securitization Issuer’s portfolio of Loans is reduced as a result of conditions in the credit markets (relevant in the event of a liquidation event), other macroeconomic factors, distressed or defaulted Loans or the failure of individual portfolio companies to otherwise meet their obligations in respect of the Loans, or for any other reason, the ability of the Securitization Issuer to make cash distributions in respect of the Trust Depositor’s equity interest would be negatively affected and consequently, the value of the equity interest in the Securitization Issuer would also be reduced. In the event that we fail to receive cash indirectly from the Securitization Issuer, we could be unable to make distributions, if at all, in amounts sufficient to maintain our status as a RIC.

The interests of the Noteholders may not be aligned with our interests.

The Asset-Backed Notes are debt obligations ranking senior in right of payment to the rights of the holder of the equity interest in the Securitization Issuer, as residual claimant in respect of distributions, if any, made by the Securitization Issuer. As such, there are circumstances in which the interests of the Noteholders may not be aligned with the interests of holders of the equity interest in the Securitization Issuer. For example, under the terms of the documents governing the Debt Securitization, the Noteholders have the right to receive payments of principal and interest prior to holders of the equity interest.

For as long as the Asset-Backed Notes remain outstanding, the Noteholders have the right to act in certain circumstances with respect to the Loans in ways that may benefit their interests but not the interests of holder of the equity interest in the Securitization Issuer, including by exercising remedies under the documents governing the Debt Securitization.

If an event of default occurs, the Noteholders will be entitled to determine the remedies to be exercised, subject to the terms of the documents governing the Debt Securitization. For example, upon the occurrence of an event of default with respect to the Asset-Backed Notes, the Trustee may and will at the direction of the holders of a supermajority of the Asset-Backed Notes declare the principal, together with any accrued interest, of the notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the Securitization Issuer. The Asset-Backed Notes then outstanding will be paid in full before any further payment or distribution on the equity interest is made. There can be no assurance that there will be sufficient funds through collections on the Loans or through the proceeds of the sale of the Loans in the event of a bankruptcy or insolvency to repay in full the obligations under the Asset-Backed Notes, or to make any distribution to holder of the equity interest in the Securitization Issuer.

Remedies pursued by the Noteholders could be adverse to our interests as the indirect holder of the equity interest in the Securitization Issuer. The Noteholders have no obligation to consider any possible adverse effect on such other interests. Thus, there can be no assurance that any remedies pursued by the Noteholders will be consistent with the best interests of the Trust Depositor or that we will receive, indirectly through the Trust Depositor, any payments or distributions upon an acceleration of the Asset-Backed Notes. Any failure of the Securitization Issuer to make distributions in respect of the equity interest that we indirectly hold, whether as a result of an event of default and the acceleration of payments on the Asset-Backed Notes or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

Certain events related to the performance of Loans could lead to the acceleration of principal payments on the Asset-Backed Notes.

The following constitute rapid amortization events (“Rapid Amortization Events”) under the documents governing the Debt Securitization: (i) the aggregate outstanding principal balance of delinquent Loans and restructured Loans that would have been delinquent Loans had such Loans not become restructured Loans exceeds 10% of the current aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans (the “Pool Balance”) for a period of three consecutive months; (ii) the aggregate outstanding principal balance of defaulted Loans exceeds 5% of the initial Pool Balance determined as of December 19, 2012 for a period of three consecutive months; (iii) the aggregate outstanding principal balance of the Asset-Backed Notes exceeds the borrowing base for a period of three consecutive months; (iv) the Securitization Issuer’s pool of Loans contains Loans to ten or fewer obligors; and (v) the occurrence of an event of default under the documents governing the Debt Securitization. After a Rapid Amortization Event has occurred, subject to the priority of payments under the documents governing the Debt Securitization, principal collections on the Loans will be used to make accelerated payments of principal on the Asset-Backed Notes until the payment of principal balance of the Asset-Backed Loans is reduced to zero. Such an event could delay, reduce or eliminate the ability of the Securitization Issuer to make distributions in respect of the equity interest that we indirectly hold, which could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our status as a RIC.

We have certain repurchase obligations with respect to the Loans transferred in connection with the Debt Securitization.

As part of the Debt Securitization, we entered into a sale and contribution agreement and a sale and servicing agreement under which we would be required to repurchase any Loan (or participation interest therein) which was sold to the Securitization Issuer in breach of certain customary representations and warranty made by us or by the Trust Depositor with respect to such Loan or the legal structure of the Debt Securitization. To the extent that there is a breach of such representations and warranties and we fail to satisfy any such repurchase obligation, the Trustee may, on behalf of the Securitization Issuer, bring an action against us to enforce these repurchase obligations.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At March 31, 2014, portfolio investments, which are valued at fair value by the Board of Directors, were approximately 76.8% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Valuation Committee. In making a good faith determination of the value of these securities, we generally start with the cost basis of each security, which includes the amortized OID and PIK interest, if any. The Valuation Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make, which includes but is not limited to deriving a hypothetical exit price. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment in a timely manner could result in a realized loss on the investment.

If we obtain a control investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation” in this prospectus.

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation” in this prospectus.

To the extent original issue discount and paid-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments and contractual payment-in-kind, or PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	OID accruals may create uncertainty about the source of our distributions to stockholders;

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

•	OID and PIK instruments may represent a higher credit risk than coupon loans.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), and we cannot pass such net operating losses through to our stockholders.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

In accordance with U.S. federal tax requirements, we include in income for tax purposes certain amounts that we have not yet received in cash, such as contractual PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such payment-in-kind interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute generally an amount equal to at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our Credit Facilities limit our ability to declare dividends if we default under certain provisions.

We have and may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that stockholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold federal income tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are payable in part in our common stock.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability or the value of our portfolio

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup, a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement on the pool of loans and certain warrants formerly collateralized under its then existing credit facility (the “Citigroup Facility”). Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citigroup Facility is terminated until the Maximum Participation Limit has been reached.

During the three-month period ended March 31, 2014, we reduced our realized gain by approximately $78,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising portfolio company warrants which were included in the collateral pool. We recorded an increase on participation liability and a decrease on unrealized appreciation by a net amount of approximately $45,000 as a result of appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $325,000 as of March 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid approximately $1.7 million under the warrant participation agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between February 2016 and March 2017.

Pending legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Two of our wholly-owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. HT II and HT III hold approximately $143.7 million and $290.0 million in assets, respectively, and they accounted for approximately 9.5% and 19.3% of our total assets, respectively, prior to consolidation at March 31, 2014. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2014 as a result of having sufficient capital as defined under the SBA regulations. See “Regulation—Small Business Administration Regulations” in this prospectus.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. A proposed bill in the U.S. Senate, the Expanding Access to Capital for Entrepreneurial Act, or Senate Bill 511, would increase the total SBIC leverage capacity for affiliated SBIC funds from $225 million to $350 million. However, the ultimate form and likely outcome of such legislation or any similar legislation cannot be predicted.

An SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. With our net investment of $112.5 million as of March 31, 2014, we have the capacity to issue a total of $225.0 million of SBA guaranteed debentures in our SBIC subsidiaries, subject to SBA approval, of which $190.2 million was outstanding as of March 31, 2014. During times that we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the New York Stock Exchange, or NYSE, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

Risks Related to Current Economic and Market Conditions

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that have materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While the capital markets improved during 2013, these conditions could deteriorate in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so.

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments either through equity offerings or through additional borrowings.

As of March 31, 2014, we had unfunded contractual commitments of approximately $189.4 million. Approximately $95.6 million of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the contractual commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements or future earning assets. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We intend to use cash flow from normal and early principal repayments, SBA debentures, our Credit Facilities and proceeds from the Convertible Senior Notes, 2019 Notes and the Asset-Backed Notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on our business, financial condition and results of operations.

As has been widely reported, the United States Treasury Secretary has stated that the federal government may not be able to meet its debt payments in the relatively near future (currently February 2014) unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations. If the U.S. Government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution (currently January 2014), another federal government shutdown may result. Such a failure or the perceived risk of such a failure consequently could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies.

As of March 31, 2014, approximately 64.9% of the fair value of our portfolio was composed of investments in four industries: 23.2% was composed of investments in the drug discovery and development industry, 18.7% was composed of investments in the energy technology industry, 11.9% was composed of investments in the internet consumer and business services industry and 11.1% was composed of investments in the medical device and equipment industry.

As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at March 31, 2014 that represent greater than 5% of our net assets:

	March 31, 2014
(in thousands)	Fair Value	Percentage of Net Assets
Merrimack Pharmaceuticals, Inc.	$44,324	6.8%

Merrimack Pharmaceuticals, Inc. is a biopharmaceutical company discovering, developing and preparing to commercialize innovative medicines paired with companion diagnostics for the treatment of serious diseases, with an initial focus on cancer.

Our investments may be in portfolio companies that have limited operating histories and resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from larger, more established companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies.

We cannot assure you that any of our investments in our portfolio companies will be successful. We may lose our entire investment in any or all of our portfolio companies.

Investing in publicly traded companies can involve a high degree of risk and can be speculative.

We have invested, and expect to continue to invest, a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering, or IPO. As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, which may restrict our ability to sell our positions and may have a material adverse impact on us.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

A natural disaster may also impact the operations of our portfolio companies, including our technology- related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies.

We will invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Our investments in the energy technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns and potential litigation.

Our investments in energy technology companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy technology companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our energy technology companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of energy technology companies can and often do fluctuate suddenly and dramatically and the markets in which energy technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for energy technology and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. Our investments in energy technology companies also face potential litigation, including significant warranty and product liability claims, as well as class action and government claims arising from the increased attention to the industry from the failure of Solyndra. Such litigation could adversely affect the business and results of operations of our energy technology portfolio companies. There is also particular uncertainty about whether agreements providing incentives for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides incentives for reductions in greenhouse gas emissions, without which such investments in energy technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes expire or are adversely modified. This could, in turn, materially adversely affect the value of the energy technology companies in our portfolio.

Energy technology companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy, we plan to invest in portfolio companies in energy technology sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In addition, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for energy technology companies. Without such regulatory policies, investments in Energy Technology companies may not be economical and financing for energy technology companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

Our investments in the life science industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life science industry that are subject to extensive regulation by the Food and Drug Administration, or the FDA, and to a lesser extent, other federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life science industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the drug discovery industry are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in the drug discovery industry are subject to numerous risks. The successful and timely implementation of the business model of our drug discovery portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety, patient’s and clinician’s ease of use and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by drug discovery companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the US and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Future legislation, and/or regulations and policies adopted by the FDA or other U.S. or foreign regulatory authorities may increase the time and cost required by some of our portfolio companies to conduct and complete clinical trials for the product candidates that they develop, and there is no assurance that these companies will obtain regulatory approval to market and commercialize their products in the U.S. and in foreign countries

The FDA has established regulations, guidelines and policies to govern the drug development and approval process, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

In addition, increased scrutiny by the U.S. Congress of the FDA’s and other authorities approval processes may significantly delay or prevent regulatory approval, as well as impose more stringent product labeling and post-marketing testing and other requirements. Foreign regulatory authorities may also increase their scrutiny of approval processes resulting in similar delays. Increased scrutiny and approvals processes may limit the ability of our portfolio companies to market and commercialize their products in the U.S. and in foreign countries.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value by increasing net unrealized depreciation in our portfolio.

Depending on market conditions, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or slowdowns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and have a material adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions in both the U.S. and foreign countries, and may be unable to repay our loans during such periods. Therefore, during such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the U.S. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could impair our ability to service our borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

A lack of initial public offering, or IPO, opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

The majority of our portfolio companies will need multiple rounds of additional financing to repay their debts to us and continue operations. Our portfolio companies may not be able to raise additional financing, which could harm our investment returns.

The majority of our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated, and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

At March 31, 2014, approximately 61.5% of our portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 38.5% of the debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property. At March 31, 2014 we had no equipment only liens on any of our portfolio companies.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies.

Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, or are required to devote significant resources to protecting their intellectual property rights, then our investments could be harmed.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Portfolio company litigation could result in additional costs, the diversion of management time and resources and have an adverse impact on the fair value of our investment.

To the extent that litigation arises with respect to any of our portfolio companies, we may be named as a defendant, which could result in additional costs and the diversion of management time and resources. Furthermore, if we are providing managerial assistance to the portfolio company or have representatives on the portfolio company’s board of directors, our costs and diversion of our management’s time and resources in assessing the portfolio company could be substantial in light of any such litigation regardless of whether we are named as a defendant. In addition, litigation involving a portfolio company may be costly and affect the operations of the portfolio company’s business, which could in turn have an adverse impact on the fair value of our investment in such company.

We may not be able to realize our entire investment on equipment-based loans in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Our total investments at value in foreign companies were approximately $46.7 million or 5.2% of total investments at March 31, 2014. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to incur other debt, or issue other equity securities, that rank equally with, or senior to, our investment. Such instruments may provide that the holders thereof are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on a pari passu basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

Our equity related investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests.

Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

During the three-month period ended March 31, 2014, we received debt investment early repayments and pay down of working capital debt investments of approximately $88.6 million. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans or we could be subject to lender liability claims.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans. These investments represent approximately 10.4% of the outstanding balance of our portfolio as of March 31, 2014. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Risks Related to Our Securities

Investing in shares of our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from the stockholders, we may again issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. Such approval has allowed and may again allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders have approved the practice of making such sales.

Although we are not currently authorized to issue shares of our common stock at a price below our net asset value per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our securities at a price below net asset value during the three-months ended March 31, 2014.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•

market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Notes.

The Convertible Senior Notes are convertible into shares of our common stock beginning October 15, 2015, or, under certain circumstances, earlier. Upon conversion of the Convertible Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The current conversion price of the Convertible Senior Notes is approximately $11.56 per share of common stock, in each case subject to adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders will incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Senior Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a BDC, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made and are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended and the forward looking statements contained in our periodic reports are excluded from the safe harbor protection provided by Section 21E of the Securities Exchange Act of 1934, as amended.

We have compiled certain industry estimates presented in this prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market for those periods prior to April 30, 2012 and the NYSE thereafter, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend per Share
	NAV(1)	High	Low
2012
First quarter	$7.76	$10.53	$8.72	35.7%	12.4%	$0.230
Second quarter	$9.54	$10.84	$9.76	13.6%	2.3%	$0.240
Third quarter	$9.42	$11.26	$10.50	19.5%	11.5%	$0.240
Fourth quarter	$9.75	$11.18	$9.84	14.7%	0.9%	$0.240
2013
First quarter	$10.00	$11.88	$11.58	18.8%	15.8%	$0.250
Second quarter	$10.09	$13.61	$11.05	34.9%	9.5%	$0.270
Third quarter	$10.42	$15.18	$13.20	45.7%	26.7%	$0.280
Fourth quarter	$10.51	$17.09	$14.62	62.6%	39.1%	$0.310
2014
First quarter	$10.58	$16.23	$14.07	53.4%	33.0%	$0.310
Second quarter (through May 23, 2014)	*	$13.55	$14.77	*	*	$0.310

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on May 23, 2014 on the NYSE was $14.77 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

The following table summarizes dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17, 2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31
February 24, 2014	March 10, 2014	March 17, 2014	0.31
April 28, 2014	May 12, 2014	May 19, 2014	0.31

			$9.37

*	Dividend paid in cash and stock.

On April 28, 2014 the Board of Directors declared a cash dividend of $0.31 per share paid on May 19, 2014 to shareholders of record as of May 12, 2014. This dividend represents our thirty-fifth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividends declared to date to $9.37 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90–100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the years ended December 31, 2013, 2012, and 2011, 100% were distributions of ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2014 distributions to stockholders will actually be.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless you specifically “opt out” of the dividend reinvestment plan and choose to receive cash dividends. During the three-month period ended March 31, 2014 and fiscal years 2013, 2012 and 2011, we issued approximately 29,000, 159,000, 219,000 and 167,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains in excess of capital losses for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to timely distribute to our stockholders with respect to each taxable year at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation”.

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

RATIO OF EARNINGS TO FIXED CHARGES

The following contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the three-months ended March 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009
Earnings to Fixed Charges(1)	3.41	3.83	2.97	3.95	1.51	2.20

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and energy and renewables technology industries at all stages of development. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital-backed companies in technology-related markets requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related markets including technology, biotechnology, life science, and energy and renewables technology industries and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies and, to a lesser extent, public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related markets with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related markets is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBIC subsidiaries, HT II and HT III, hold approximately $143.7 million and $290.0 million in assets, respectively, and accounted for approximately 9.5% and 19.3% of our total assets, respectively, prior to consolidation at March 31, 2014. As of March 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at March 31, 2014, with our net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $225.0 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At March 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We have qualified as and have elected to be treated for tax purposes as a RIC under the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with requirements under the 1940 Act, we invest primarily in United-States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total fair value of our investment portfolio was $890.7 million at March 31, 2014, as compared to $910.3 million at December 31, 2013.

The fair value of our debt investment portfolio at March 31, 2014 was approximately $798.4 million, compared to a fair value of approximately $822.0 million at December 31, 2013. The fair value of the equity portfolio at March 31, 2014 was approximately $68.7 million, compared to a fair value of approximately $52.7 million at December 31, 2013. The fair value of the warrant portfolio at March 31, 2014 was approximately $23.6 million, compared to a fair value of approximately $35.6 million at December 31, 2013.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments depend upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company, which is expected to affect our funding levels. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt commitments represent our future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and do not represent our future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies and generally convert to contractual commitments within approximately 90 days of signing. Not all non-binding term sheets are expected to close and do not necessarily represent our future cash requirements.

Our portfolio activity for the three-month period ended March 31, 2014 (unaudited) and the year ended December 31, 2013 was comprised of the following:

(in millions)	March 31, 2014	December 31, 2013
Debt Commitments(1)
New portfolio company	$115.4	$535.0
Existing portfolio company	38.8	165.1

Total	$154.2	$700.1
Funded Debt Investments
New portfolio company	$92.4	$373.1
Existing portfolio company	18.0	118.0

Total	$110.4	$491.1
Funded Equity Investments
New portfolio company	$—	$—
Existing portfolio company	1.5	3.9

Total	$1.5	$3.9
Unfunded Contractual Commitments(2)
Total	$189.4	$151.0
Non-Binding Term Sheets
New portfolio company	$238.0	$28.0
Existing portfolio company	—	10

Total	$238.0	$38.0

(1)	Includes restructured loans and renewals in addition to new commitments.
(2)	The amount for March 31, 2014 includes unfunded contractual commitments in 31 new and existing portfolio companies. Approximately $95.6 million of these unfunded contractual commitments as of March 31, 2014 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available.

We receive payments in our debt investment portfolio based on scheduled amortization of the outstanding balances. In addition, we receive principal repayments for some of our loans prior to their scheduled maturity date. The frequency or volume of these early principal repayments may fluctuate significantly from period to period. During the three-month period ended March 31, 2014, we received approximately $132.6 million in aggregate principal repayments. Of the approximately $132.6 million of aggregate principal repayments, approximately $82.0 million were early principal repayments related to 10 portfolio companies, approximately $6.6 million were early repayments due to current quarter M&A transactions related to two portfolio companies and approximately $44.0 million were scheduled principal payments.

Total portfolio investment activity (inclusive of unearned income) for the three-month period ended March 31, 2014 (unaudited) and for the year ended December 31, 2013 was as follows:

(in millions)	March 31, 2014	December 31, 2013
Beginning Portfolio	$910.3	$906.3
New fundings	105.0	473.6
Restructure fundings	6.9	23.6
Warrants not related to current period fundings	0.1	3.5
Principal payments received on investments	(44.0)	(176.2)
Early payoffs	(88.6)	(300.6)
Restructure payoffs	—	(9.8)
Accretion of loan discounts and paid-in-kind principal	6.7	31.9
Acceleration of loan discounts and loan fees due to early payoff or restructure	(1.8)	(0.7)
New loan fees	(2.1)	(14.3)
Conversion of “Other Assets”	—	—
Debt converted to Equity	—	—
Warrants converted to Equity	2.0	0.2
Proceeds from sale of investments	(2.2)	(22.5)
Net realized (loss) gain on investments	(0.6)	(16.7)
Net change in unrealized appreciation (depreciation)	(1.0)	12.0

Ending Portfolio	$890.7	$910.3

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2014 (unaudited) and December 31, 2013.

	March 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$500,899	56.2%	$634,820	69.7%
Senior secured debt	321,074	36.0%	222,805	24.5%
Preferred stock	45,723	5.1%	35,554	3.9%
Common stock	22,966	2.7%	17,116	1.9%

	$890,662	100.0%	$910,295	100.0%

The decline in senior secured debt with warrants is consistent with the overall decline in our investment portfolio at March 31, 2014 from December 31, 2013 and the increase in senior secured debt is due to the addition of seven new debt investments in the three-months ended March 31, 2014 partially offset by the payoff of two existing debt investments included in the period ended December 31, 2013.

A summary of our investment portfolio at value by geographic location is as follows:

	March 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$843,941	94.8%	$864,003	94.9%
Canada	26,201	2.9%	25,798	2.8%
Israel	10,012	1.1%	9,863	1.1%
Netherlands	10,008	1.1%	10,131	1.1%
England	500	0.1%	500	0.1%

	$890,662	100.0%	$910,295	100.0%

As of March 31, 2014, we held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, specifically, Box, Inc. (“BOX”), Dance Biopharm, Inc. and two companies that filed confidentially under the JOBS Act. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $40.0 million. As of March 31, 2014, our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from the prevailing U.S. prime rate, or Prime or the London Interbank Offered Rate, or LIBOR, to approximately 15%. In addition to the cash yields received on our debt investments, in some instances, our debt investments may also include any of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees, PIK provisions or prepayment fees which may be required to be included in income prior to receipt.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. We had approximately $3.9 million and $4.0 million of unamortized fees at March 31, 2014 and December 31, 2013, respectively, and approximately $14.6 million and $14.4 million in exit fees receivable at March 31, 2014 and December 31, 2013, respectively.

We have debt investments in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $852,000 and $779,000 in PIK income in the three-month periods ended March 31, 2014 and 2013, respectively.

In the majority of cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, we obtain a negative pledge covering a company’s intellectual property. At March 31, 2014, approximately 61.5% of our portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 38.5% of the debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property. At March 31, 2014 we had no equipment only liens on any of our portfolio companies.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security. In addition, certain of our loans may include an interest-only period ranging from three to eighteen months or longer. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

The effective yield on our debt investments during the three-month periods ended March 31, 2014 and 2013 was 17.9% and 14.3%, respectively. This increase in effective yield between periods is primarily due to the effect of fee accelerations that occurred from increased early payoffs during the three months ended March 31, 2014 as compared to the three months ended March 31, 2013. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the quarter which exclude non-interest earning assets such as warrants and equity investments. The overall weighted average yield to maturity of our debt investments was approximately 13.3% at both March 31, 2014 and December 31, 2013. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

Portfolio Composition

Our portfolio companies are primarily privately held companies and public companies which are active in the drug discovery and development, energy technology, internet consumer and business services, medical device and equipment, software, drug delivery, specialty pharmaceuticals, communications and networking, media/content/info, healthcare services, information services, surgical devices, semiconductors, biotechnology tools, consumer and business products, diagnostic and electronics and computer hardware industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

As of March 31, 2014, approximately 64.9% of the fair value of our portfolio was composed of investments in four industries: 23.2% was composed of investments in the drug discovery and development industry, 18.7% was composed of investments in the energy technology industry, 11.9% was composed of investments in the internet consumer and business services industry and 11.1% was composed of investments in the medical device and equipment industry.

The following table shows the fair value of our portfolio by industry sector at March 31, 2014 (unaudited) and December 31, 2013:

	March 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$206,535	23.2%	$219,169	24.1%
Energy Technology	166,482	18.7%	164,466	18.1%
Internet Consumer & Business Services	105,964	11.9%	122,073	13.4%
Medical Devices & Equipment	99,061	11.1%	103,614	11.4%
Software	79,077	8.9%	65,218	7.2%
Drug Delivery	63,335	7.1%	62,022	6.8%
Specialty Pharmaceuticals	40,217	4.5%	20,055	2.2%
Communications & Networking	35,526	4.0%	35,979	4.0%
Media/Content/Info	29,447	3.3%	8,679	1.0%
Healthcare Services, Other	20,626	2.3%	29,080	3.2%
Information Services	15,102	1.7%	46,565	5.1%
Surgical Devices	10,353	1.1%	10,307	1.0%
Semiconductors	9,464	1.1%	4,685	0.5%
Biotechnology Tools	4,541	0.5%	5,275	0.6%
Consumer & Business Products	3,282	0.4%	2,995	0.3%
Diagnostic	858	0.1%	902	0.1%
Electronics & Computer Hardware	792	0.1%	9,211	1.0%

	$890,662	100.0%	$910,295	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the three-months ended March 31, 2014 and the year ended December 31, 2013, our ten largest portfolio companies represented approximately 29.5% and 29.3% of the total fair value of our investments in portfolio companies, respectively. At both March 31, 2014 and December 31, 2013, we had one investment that represented 5% or more of our net assets. At March 31, 2014, we had five equity investments representing approximately 71.0% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2013, we had six equity investments which represented approximately 75.7% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments.

As of March 31, 2014, 100% of our debt investments were in a senior secured first lien position, and approximately 98.0% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime-or LIBOR-based interest rate floor. As a result, we believe we are well positioned to benefit should market interest rates increase.

Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price generally equal to the most recent equity financing round. As of March 31, 2014, we held warrants in 107 portfolio companies, with a fair value of approximately $23.6 million. The fair value of our warrant portfolio decreased by approximately 33.7%, as compared to a fair value of $35.6 million at December 31, 2013 primarily related to the reversal of unrealized appreciation related to the exercise of our warrant positions in Neuralstem, Inc. ($751,000) and Box, Inc. ($8.3 million) to preferred stock.

Our existing warrant holdings currently would require us to invest approximately $68.6 million to exercise such warrants as of March 31, 2014. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants which we have monetized since inception, we have realized warrant gain multiples in the range of approximately 1.01x to 14.91x based on the historical rate of return on our investments. However, our warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant portfolio.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control”, which, in general, includes a company in which we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of ours, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more, but less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on affiliate investments for the three-month periods ended March 31, 2014 and 2013 (unaudited). We did not hold any Control investments at either March 31, 2014 or 2013.

(in thousands)			Three months ended March 31, 2014
Portfolio Company	Type	Fair Value at March 31, 2014	Investment Income	Net Change in Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$497	$—	$24	$—	$—
Optiscan BioMedical, Corp.	Affiliate	5,032	—	247	—	—
Stion Corporation	Affiliate	5,664	1,475	(224)	—	—

Total		$11,193	$1,475	$47	$—	$—

(in thousands)			Three months ended March 31, 2013
Portfolio Company	Type	Fair Value at March 31, 2013	Investment Income	Net Change in Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$1,888	$—	$222	$—	$—
Optiscan BioMedical, Corp.	Affiliate	12,308	610	212	—	—

Total		$14,196	$610	$434	$—	$—

During the year ended December 31, 2013 Stion Corporation became classified as an affiliate.

Portfolio Grading

We use an investment grading system, which grades each debt investments on a scale of 1 to 5 to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of March 31, 2014 (unaudited) and December 31, 2013, respectively:

	March 31, 2014			December 31, 2013
(in thousands)	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	20	$225,685	28.3%	15	$162,586	19.8%
2	35	391,172	49.0%	42	429,804	52.3%
3	18	158,956	19.9%	18	184,692	22.5%
4	3	14,615	1.8%	4	30,687	3.7%
5	4	7,931	1.0%	5	14,219	1.7%

		$798,359	100.0%		$821,988	100.0%

As of March 31, 2014, our debt investments had a weighted average investment grading of 2.05, as compared to 2.20 at December 31, 2013. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria or are underperforming relative to their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and therefore have been downgraded until their funding is complete or their operations improve.

At March 31, 2014, we had three debt investments on non-accrual with a cumulative cost and fair value of approximately $24.0 million and $7.7 million, respectively. At December 31, 2013 we had two debt investments on non-accrual with a cumulative cost and fair value of approximately $23.3 million and $12.6 million, respectively.

Results of Operations

Comparison of the three-month periods ended March 31, 2014 and 2013

Investment Income

Total investment income for the three-month period ended March 31, 2014 was approximately $35.8 million as compared to approximately $31.0 million for the three-month period ended March 31, 2013.

Interest income for the three-month period ended March 31, 2014 totaled approximately $30.8 million as compared to approximately $28.9 million for the three-month period ended March 31, 2013. The increase in interest income is attributable to an increase in accelerations related to early payoffs and material loan modifications (cumulative increase of approximately $3.9 million) partially offset by a decline in the debt investment portfolio and a decrease in default interest income (cumulative decrease of approximately $2.0 million).

Income from commitment, facility and loan related fees for the three-month period ended March 31, 2014 totaled approximately $4.9 million as compared to approximately $2.0 million for the three-month period ended March 31, 2013. The increase in fee income is primarily attributable to an increase in accelerations related to early payoffs and material loan modifications (cumulative increase of approximately $1.1 million) as well as an increase in prepayment penalties collected on early payoffs (an increase of approximately $1.7 million).

The following table shows the PIK-related activity for the three-months ended March 31, 2014 and 2013, at cost (unaudited):

	Three Months Ended March 31,
(in thousands)	2014	2013
Beginning PIK loan balance	$4,982	$3,309
PIK interest capitalized during the period	659	697
Payments received from PIK loans	(1,205)	(142)

Ending PIK loan balance	$4,436	$3,864

The increase in payments received from PIK loans during the three-months ended March 31, 2014 is due to the addition of nine PIK loans which have incurred PIK capitalizations during the period and the payoff of two PIK loans during the three-month period ended March 31, 2014.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the three-month periods ended March 31, 2014 and 2013, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Our operating expenses totaled approximately $17.5 million and $15.9 million during the three month periods ended March 31, 2014 and 2013, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $9.2 million for the three-month period ended March 31, 2014 as compared to approximately $8.7 million for the three-month period ended March 31, 2013. This increase was primarily attributable to an acceleration of amortization related to the partial early payoffs of SBA obligations and our Asset-Backed Notes (cumulative acceleration of approximately $937,000) partially offset by a decrease in interest expense related to the same events of approximately $483,000.

We had a weighted average cost of debt, comprised of interest and fees, of approximately 6.9% for the three-months ended March 31, 2014, as compared to 5.9% for the three-months ended March 31, 2013. The increase was primarily driven by the acceleration of interest and fees related to the partial early payoffs of SBA obligations and our Asset-Backed Notes as described above.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses increased to $2.5 million from $2.2 million for the three-month periods ended March 31, 2014 and 2013, respectively. These increases were primarily due to increased marketing expense related to enhancement of our website, investor relations and legal expenses.

Employee Compensation

Employee compensation and benefits totaled approximately $4.2 million for the three-month period ended March 31, 2014 as compared to approximately $3.8 million for the three-month period ended March 31, 2013. This increase was primarily due to increasing our staff by six active employees at March 31, 2014 from March 31, 2013.

Stock-based compensation totaled approximately $1.6 million for the three-month period ended March 31, 2014 as compared to approximately $1.2 million for the three-month period ended March 31, 2013. This increase was primarily due to the restricted stock units granted March 6, 2013. Compensation expense related to this grant amortized during the entire three-month period ended March 31, 2014 compared to a partial period ended March 31, 2013.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the three-month periods ended March 31, 2014 and 2013 is as follows:

	Three Months Ended March 31,
(in thousands)	2014	2013
Realized gains	$5,382	$3,613
Realized losses	(510)	(1,622)

Net realized gains	$4,872	$1,991

During the three-month period ended March 31, 2014, we recognized net realized gains of approximately $4.9 million. These net realized gains include gross realized gains of approximately $5.4 million primarily from the sale of investments in five portfolio companies, including Cell Therapeutics ($1.3 million), Neuralstem ($1.2 million), Portola Pharmaceuticals ($700,000), AcelRx ($485,000) and Dicerna ($200,000). These gains were partially offset by gross realized losses of approximately $500,000 from the liquidation of our investments in five portfolio companies.

During the three-month period ended March 31, 2013, we recognized net realized gains of approximately $2.0 million. These net realized gains include gross realized gains of approximately $3.6 million primarily from the sale of investments in three portfolio companies. These gains were partially offset by gross realized losses of approximately $1.6 million from the liquidation of our investments in five portfolio companies.

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. The following table itemizes the change in net unrealized appreciation/depreciation of investments for the three-month periods ended March 31, 2014 and 2013:

	Three Months Ended March 31,
	2014	2013
(in thousands)	Amount	Amount
Gross unrealized appreciation on portfolio investments	$25,249	$13,224
Gross unrealized depreciation on portfolio investments	(25,296)	(14,059)
Reversal of prior period net unrealized appreciation upon a realization event	(1,656)	(2,461)
Reversal of prior period net unrealized depreciation upon a realization event	739	1,613
Net unrealized appreciation (depreciation) on taxes payable	(72)	—
Citigroup Warrant Participation	45	181

Net unrealized appreciation (depreciation) on portfolio investments	$(991)	$(1,502)

During the three-months ended March 31, 2014, we recorded approximately $1.0 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $12.0 million is attributed to net unrealized appreciation on equity.

This unrealized appreciation was offset by approximately $10.3 million attributed to net unrealized depreciation on our warrant investments, including approximately $1.5 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. Additionally, this unrealized appreciation was offset by approximately $2.7 million of net unrealized depreciation on our debt investments, which primarily related to $7.2 million of unrealized depreciation for collateral based impairments and the reversal of approximately $300,000 of prior period net unrealized appreciation upon being realized as a loss due to the write-off or early payoff of debt investments.

Net unrealized appreciation decreased by approximately $72,000 as a result of estimated taxes payable for the three-months ended March 31, 2014.

During the three-months ended March 31, 2014, net unrealized appreciation increased by approximately $45,000 as a result of net depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement.

During the three-months ended March 31, 2013, we recorded approximately $1.5 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $1.9 million is attributed to net unrealized appreciation on equity, of which approximately $93,000 is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and approximately $268,000 is due to the reversal of prior period net unrealized depreciation upon being realized as a loss. Approximately $3.8 million is attributed to net unrealized appreciation on our warrant investments, of which approximately $1.9 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and approximately $1.3 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

During the three-months ended March 31, 2013, net unrealized appreciation increased by approximately $181,000 as a result of current quarter net depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement.

The following table itemizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by category for the three-month periods ended March 31, 2014 and 2013 (unaudited).

	Three Months Ended March 31, 2014
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(7.2)	$—	$(0.2)	$(7.4)
Reversals due to Debt Payoffs & Warrant/Equity sales	(0.3)	0.2	(9.6)	(9.7)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	3.5	0.1	3.6
Level 3 Assets	4.8	8.3	(0.6)	12.5

Total Fair Value Market/Yield Adjustments	4.8	11.8	(0.5)	16.1

Total Net Change in Unrealized Appreciation/(Depreciation)	$(2.7)	$12.0	$(10.3)	$(1.0)

	Three Months Ended March 31, 2013
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(5.7)	$—	$—	(5.7)
Reversals due to Debt Payoffs & Warrant/Equity sales	—	0.2	(1.0)	(0.8)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	0.1	0.2	0.3
Level 3 Assets	(1.5)	1.6	4.4	4.5

Total Fair Value Market/Yield Adjustments	(1.5)	1.7	4.6	4.8

Total Net Change in Unrealized Appreciation/(Depreciation)	$(7.2)	$1.9	$3.6	$(1.7)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We intend to distribute approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the three-month periods ended March 31, 2014 and 2013, the net increase in net assets resulting from operations totaled approximately $22.2 million and approximately $16.7 million, respectively. These changes are made up of the items previously described.

The basic and fully diluted net change in net assets per common share was $0.36 and $0.35 for the three-month period ended March 31, 2014, whereas both the basic and fully diluted net change in net assets per common share for the three-month period ended March 31, 2013 was $0.30.

For the purpose of calculating diluted earnings per share for three-months ended March 31, 2014 and 2013, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because our share price was greater than the conversion price in effect ($11.56 and $11.78, respectively) for the Convertible Senior Notes for such period.

Comparison of periods ended December 31, 2013 and 2012

Investment Income

Interest Income

Total investment income for the year ended December 31, 2013 was approximately $139.7 million as compared to approximately $97.5 million for the year ended December 31, 2012.

Interest income for the year ended December 31, 2013 totaled approximately $123.7 million as compared to approximately $87.6 million for the year ended December 31, 2012. The increase in interest income is primarily attributable to an increase of loan interest income of approximately $25.0 million for the year ended December 31, 2013, related to both new loans originated during 2013 and an overall increase in amortization during 2013 on loans originated during 2012. This increase in interest income was partially offset by pay-offs during the year ended December 31, 2013.

The following table shows the lending activity involving contractual payment-in-kind, or PIK, interest arrangements for the years ended December 31, 2013 and 2012, at cost:

	Years ended December 31,
(in thousands)	2013	2012
Beginning PIK loan balance	$3,309	$2,041
PIK interest capitalized during the period	3,103	1,400
Payments received from PIK loans	(1,123)	(132)
Realized Loss	(307)	—

Ending PIK loan balance	$4,982	$3,309

The increase in payments received from PIK loans and PIK interest capitalized during the year ended December 31, 2013 is due to the addition of nine PIK loans which have incurred PIK capitalizations during the period offset by the payoff of four PIK loans during the period ended December 31, 2013.

Fee Income

Income from commitment, facility and loan related fees for the year ended December 31, 2013 totaled approximately $16.0 million as compared to approximately $9.9 million for the year ended December 31, 2012. The increase in fee income is primarily attributable to additional fee accelerations and one time fees due to early pay-offs during the year ended December 31, 2013 as compared to the same period in 2012.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2013 and 2012, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $66.6 million and $49.4 million during the years ended December 31, 2013 and 2012, respectively.

Interest and Fees on our Borrowings

Interest and fees on borrowings totaled approximately $35.1 million for the year ended December 31, 2013 as compared to approximately $23.8 million for the year ended December 31, 2012. This increase was primarily attributable to interest and fee expenses of approximately $12.9 million for the year ended December 31, 2013 related to the 2019 Notes issued in April and September 2012, which is $7.3 million greater than $5.6 million of interest and fees incurred during the year ended December 31, 2012, and approximately $5.1 million of interest and fee expense incurred due to the Asset-Backed Notes issued in December 2012. These expenses were partially offset by a decrease in interest and fees of approximately $749,000 for the year ended December 31, 2013 associated with our SBA debentures due to the pay down in August 2012 of debentures that had a weighted average cost of debt of 6.40% and borrowings of $24.75 million of debentures in November 2012 that had a weighted average cost of debt of 3.05%.

Additionally, we incurred approximately $1.1 million of non cash interest expense during the period ended December 31, 2013 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. We had a weighted average cost of debt, comprised of interest and fees, of approximately 6.1% for the year ended December 31, 2013, as compared to 6.6% during the year ended December 31, 2012. The decrease was primarily driven by the Asset-Backed Notes issued in December 2012, which account for approximately 18.9% of our outstanding debt and accrue interest at 3.3%. As of December 31, 2013 the weighted average debt outstanding was approximately $580.1 million.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses increased to $9.3 million from $8.1 million for the years ended December 31, 2013 and 2012, respectively. These increases were primarily due to increases of approximately $689,000 and $442,000 related to corporate legal expenses and outside consulting services, partially offset by a reduction of approximately $249,000 for accounting fees.

Employee Compensation

Employee compensation and benefits totaled approximately $16.2 million for the year ended December 31, 2013 as compared to approximately $13.3 million for the year ended December 31, 2012. This increase was due to increasing our staff to 62 active employees at December 31, 2013 from 52 active employees at December 31, 2012 and increasing our variable compensation (bonus) accrual based on performance improvements.

Stock-based compensation totaled approximately $6.0 million for the year ended December 31, 2013 as compared to approximately $4.2 million for the year ended December 31, 2012. These increases were due primarily to the expense on restricted stock grants for 607,001 shares granted during the year ended December 31, 2013.

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2013 and 2012 is as follows:

	Years Ended December 31,
(in thousands)	2013	2012
Realized gains	$32,577	$17,481
Realized losses	(17,741)	(14,313)

Net realized gains (losses)	$14,836	$3,168

During the year ended December 31, 2013, we recognized net realized gains of approximately $14.8 million. These net realized gains include gross realized gains of approximately $32.6 million primarily from the sale of equity and warrant investments in nine portfolio companies, including Virident Systems, Inc. ($7.5 million), Anacor Pharmaceuticals, Inc. ($5.0 million), iWatt, Inc. ($4.7 million), Althea Technologies, Inc. ($4.3 million), WageWorks, Inc. ($2.0 million), Lanx, Inc. ($1.9 million), InsMed, Inc. ($1.4 million), Pacira Pharmaceuticals, Inc. ($1.3 million) and AcelRx, Inc. ($1.1 million). These gains were partially offset by gross realized losses of approximately $17.8 million primarily from the liquidation of our debt and equity investments in five portfolio companies, including Bridgewave Communications ($4.4 million), E-Band Communications Corp ($3.3 million), Tethys Bioscience, Inc. ($2.5 million), Just.Me, Inc. ($1.3 million), and PointOne, Inc. ($1.1 million).

During the year ended December 31, 2012, we recognized net realized gains of $3.2 million. These net realized gains include gross realized gains of approximately $17.5 million primarily from the sale of equity and warrant investments in NEXX Systems, Inc., ($5.1 million), BARRX Medical ($3.1 million), DeCode Genetics ($2.6 million), Aegerion Pharmaceuticals ($2.4 million) and Annie’s ($2.4 million). These gains were partially offset by gross realized losses of approximately $14.3 million from the liquidation of our equity and warrant investments in MaxVision Holding, L.L.C ($8.7 million), Razorgator Interactive Group ($2.2 million), Zeta Interactive Corporation ($672,000) and Magi.com ($463,000) pka Hi5 Networks, Inc.

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. The following table itemizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2013 and 2012:

	Years Ended December 31,
	2013	2012
(in thousands)	Amount	Amount
Gross unrealized appreciation on portfolio investments	$80,616	$65,871
Gross unrealized depreciation on portfolio investments	(63,855)	(73,158)
Reversal of prior period net unrealized appreciation upon a realization event	(26,489)	(12,575)
Reversal of prior period net unrealized depreciation upon a realization event	21,763	14,944
Net unrealized appreciation (depreciation) attributable to taxes payable	(898)	—
Net unrealized appreciation (depreciation) on escrow receivables	465	—
Citigroup Warrant Participation	(57)	402

Net unrealized appreciation (depreciation) on portfolio investments	$11,545	$(4,516)

During the year ended December 31, 2013, we recorded approximately $12.0 million of net unrealized appreciation from our debt, equity and warrant investments. Approximately $15.7 million is attributed to net unrealized appreciation on equity, including approximately $5.6 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain. Approximately $4.5 million is attributed to net unrealized appreciation on our warrant investments, including approximately $9.4 million of net unrealized depreciation due to the reversal of prior period net unrealized appreciation upon being realized as a gain.

This unrealized appreciation was partially offset by approximately $8.2 million of net unrealized depreciation on our debt investments, which primarily related to $21.2 million of unrealized depreciation for collateral based impairments, offset by the reversal of approximately $13.0 million of prior period net unrealized depreciation upon being realized as a loss due to the write-off or early payoff of debt investments.

Net unrealized appreciation decreased by approximately $898,000 as a result of estimated taxes payable for the year ended December 31, 2013.

Net unrealized appreciation further increased by approximately $465,000 as a result of escrow receivables related to merger and acquisition transactions closed during the year ended December 31, 2013.

For the year ended December 31, 2013, net unrealized appreciation decreased by approximately $57,000 as a result of net appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement.

During the year ended December 31, 2012, we recorded approximately $4.5 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $3.4 million and $2.3 million is attributed to net unrealized depreciation on warrant investments and debt investments, respectively, of which approximately $6.6 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $9.2 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss. The remainder is related to fluctuations in current market interest rates during the year ended December 31, 2012.

This unrealized depreciation was partially offset by approximately $1.3 million of net unrealized appreciation on our equity investments, of which approximately $6.0 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $5.7 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

The following table itemizes the change in net unrealized appreciation/(depreciation) in the investment portfolio by category for the years ended December 31, 2013 and December 31, 2012.

	Year Ended December 31, 2013
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(21.2)	$—	$(0.1)	$(21.3)
Reversals due to Debt Investment Payoffs & Warrant/Equity sales	13.0	(5.8)	(10.6)	(3.4)
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	7.6	3.5	11.1
Level 3 Assets	—	13.9	11.7	25.6

Total Fair Value Market/Yield Adjustments	—	21.5	15.2	36.7

Total Unrealized Appreciation/(Depreciation)	$(8.2)	$15.7	$4.5	$12.0

	Year Ended December 31, 2012
(in millions)	Debt	Equity	Warrants	Total
Collateral based impairments	$(11.4)	$(2.1)	$(1.2)	(14.7)
Reversals of Prior Period Collateral based impairments	10.0	0.5	0.7	11.2
Reversals due to Debt Investment Payoffs & Warrant/Equity sales	7.0	(0.3)	(5.0)	1.7
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(6.5)	1.9	(4.6)
Level 3 Assets	(7.9)	9.7	0.2	2.0

Total Fair Value Market/Yield Adjustments	(7.9)	3.2	2.1	(2.6)

Total Unrealized Appreciation/(Depreciation)	$(2.3)	$1.3	$(3.4)	$(4.4)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We intend to distribute approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2013 and December 31, 2012, the net increase in net assets resulting from operations totaled approximately $99.4 million and $46.8 million, respectively. These changes are made up of the items previously described.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2013 were $1.67 and $1.63, respectively, whereas both the basic and fully diluted net change in net assets per common share for the year ended December 31, 2012 were $0.93.

For the purpose of calculating diluted earnings per share for the year ended December 31, 2013, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because our share price was greater than the conversion price in effect ($11.63) for the Convertible Senior Notes for such period. For the year ended December 31, 2012, the dilutive effect of the Convertible Senior Notes under the treasury stock method is anti-dilutive because our share price was less than the conversion price in effect ($11.81) for the Convertible Senior Notes for such period, and not included in this calculation.

Comparison of periods ended December 31, 2012 and 2011

Investment Income

Interest Income

Interest income totaled approximately $87.6 million and $70.3 million for 2012 and 2011, respectively. Income from commitment, facility and loan related fees totaled approximately $9.9 million 2012, compared with $9.5 million for 2011. The increase in interest income was directly related to an increase in the average investment portfolio outstanding in 2012 than in 2011.

In 2012 and 2011, interest income included approximately $8.4 million and $7.4 million of income from exit fees, respectively. The year over year increase is attributed to an increase in early payoffs for the year ended December 31, 2012 and an increase in the average investment portfolio outstanding in 2012 than in 2011.

At December 31, 2012 and 2011, we had approximately $11.4 million and $10.3 million of deferred income related to commitment, facility and loan related fees, respectively. The increase in deferred income was attributed to increased investment originations in 2012.

The following table shows lending activity involving contractual PIK interest arrangements for the years ended December 31, 2012 and 2011, at cost:

(in thousands)	Years ended December 31,
	2012	2011
Beginning PIK loan balance	$2,041	$3,955
PIK interest capitalized during the period	1,400	2,093
Payments received from PIK loans	(132)	(3,567)
PIK converted to other securities	—	(440)

Ending PIK loan balance	$3,309	$2,041

The decrease in payments received from PIK loans and PIK interest capitalized during the year ended December 31, 2012 is due to approximately $1.4 million, $1.0 million, $493,000, $302,000, and $268,000 of PIK collected in conjunction with the sale of our investment in Infologix, Inc. and the early payoffs of IPA Holdings,

LLC., Unify Corporation, HighJump Acquisition, LLC., and Velocity Technology Solutions, Inc., respectively, in the year ended December 31, 2011. The decrease in PIK converted to other securities during the year December 31, 2012 is due to approximately $440,000 related to the conversion of MaxVision Holding, LLC. debt to equity during the year ended December 31, 2011.

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. We had no income from advisory services during the year ended December 31, 2012.

Operating Expenses

Operating expenses, which are comprised of interest and fees on borrowings, general and administrative and employee compensation, totaled approximately $49.4 million and $40.3 million during the periods ended December 31, 2012 and 2011, respectively.

Interest and Fees on our Borrowings

Interest and fees on borrowings totaled approximately $23.8 million and $15.9 million during the periods ended December 31, 2012 and 2011, respectively. This $7.9 million year over year increase is largely attributed to $1.6 million of incremental interest and fee expense due to the Convertible Senior Notes issued on April 15, 2011 and $5.6 million related to the 2019 Notes issued in April and September 2012.

Additionally, we incurred approximately $577,000 of non cash interest expense during the period ended December 31, 2012 attributed to the accretion of the fair value of the conversion feature on the Convertible Senior Notes. We had a weighted average cost of debt comprised of interest and fees of approximately 6.58% at December 31, 2012, as compared to 6.23% as of December 31, 2011.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, workout and various other expenses. Expenses increased to $8.1 million from $8.0 million for the periods ended December 31, 2012 and 2011, respectively.

Employee Compensation

Employee compensation and benefits totaled approximately $13.3 million during both the periods ended December 31, 2012 and 2011. Stock-based compensation totaled approximately $4.2 million and $3.1 million during the periods ended December 31, 2012 and 2011, respectively. This increase was due primarily to the expense on restricted stock grants of approximately 672,000 shares issued in the first quarter of 2012.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2012 totaled $48.1 million as compared with a net investment income before income tax expense in 2011 of approximately $39.6 million. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2012 and 2011 is as follows:

	Years Ended December 31,
(in thousands)	2012	2011
Realized gains	$17,481	$11,092
Realized losses	(14,313)	(8,351)

Net realized gains	$3,168	$2,741

During the year ended December 31, 2012, we recognized gross realized gains of approximately $17.5 million and gross realized losses of approximately $14.3 million, respectively, on the portfolio. During the year ended December 31, 2012, we recorded realized gains of approximately $5.1 million, $3.1 million, $2.6 million, $2.4 million and $2.4 million from the sale of our investments in NEXX Systems, BARRX Medical, Inc., DeCode Genetics, Aegerion Pharmaceuticals, and Annie’s, respectively. These gains were partially offset by the liquidation of our investments in MaxVision Holding, L.L.C, Razorgator Interactive Group, Zeta Interactive Corporation and Magi.com (pka Hi5 Networks, Inc.), of approximately $8.7 million, $2.2 million, $672,000 and $463,000, respectively.

During the year ended December 31, 2011 we recognized total gross realized gains of approximately $11.1 million primarily due to the sale of warrants and equity investments in three portfolio companies. We recognized gross realized losses in 2011 of approximately $8.4 million on the disposition of investments in 13 portfolio companies.

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. The following table itemizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2012 and 2011:

(in thousands)	Years Ended December 31,
	2012	2011
Gross unrealized appreciation on portfolio investments	$65,871	$58,980
Gross unrealized depreciation on portfolio investments	(73,158)	(49,327)
Reversal of prior period net unrealized appreciation upon a realization event	(12,575)	(13,224)
Reversal of prior period net unrealized depreciation upon a realization event	14,944	8,395
Citigroup Warrant Participation	402	(217)

Net unrealized appreciation (depreciation) on portfolio investments	$(4,516)	$4,607

During the year ended December 31, 2012, we recorded approximately $4.5 million of net unrealized depreciation from our debt, equity and warrant investments. Approximately $1.3 million is attributed to net unrealized appreciation on equity, of which approximately $6.0 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $5.7 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

We recorded approximately $3.4 million and $2.3 million of net unrealized depreciation on our warrant and debt investments, respectively, of which approximately $6.6 million is due to the reversal of prior period net unrealized appreciation upon being realized as a gain and $9.2 million is due to the reversal of prior period net unrealized depreciation upon being realized as a loss.

During the year ended December 31, 2012, net unrealized investment appreciation recognized by the Company was reduced by approximately $402,000 due to the warrant participation agreement with Citigroup.

During the year ended December 31, 2011 net change in unrealized appreciation totaled approximately $4.6 million from debt, warrant and equity investments. Approximately $9.0 million was due to net unrealized appreciation on debt investments attributable to reversal of unrealized depreciation to realized loss of approximately $5.0 million on one technology debt investment and due to the reversal of unrealized depreciation of approximately $3.1 million on one life science debt investment as a result of improvements at the portfolio company. Approximately $5.8 million of net unrealized depreciation on equity investments during the year ended December 31, 2011, was primarily attributable to the sale of InfoLogix, Inc. resulting in the reversal of $7.7 million of unrealized appreciation on equity investments to realized gains offset by approximately $1.9 million of net appreciation due to net increases in private and public portfolio company valuations.

The following table itemizes the change in net unrealized appreciation/ (depreciation) in the investment portfolio by category for the year ended December 31, 2012.

	Year Ended December 31, 2012
(in millions)	Loans	Equity	Warrants	Total
Collateral based impairments	$(11.4)	$(2.1)	$(1.2)	$(14.7)
Reversals of Prior Period Collateral based impairments	10.0	0.5	0.7	11.2
Reversals due to Debt Investment Payoffs & Warrant/Equity sales	7.0	(0.3)	(5.0)	1.7
Fair Value Market/Yield Adjustments*
Level 1 & 2 Assets	—	(6.5)	1.9	(4.6)
Level 3 Assets	(7.9)	9.7	0.2	2.0

Total Fair Value Market/Yield Adjustments	(7.9)	3.2	2.1	(2.6)

Total Unrealized Appreciation/(Depreciation)	$(2.3)	$1.3	$(3.4)	$(4.4)

*	Level 1 assets are generally equities listed in active markets and level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC 820.

During the year ended December 31, 2012, we recorded approximately $7.9 million net unrealized depreciation on our debt investments related to fluctuations in current market interest rates.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized. We distributed approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2012 net increase in net assets resulting from operations totaled approximately $46.8 million compared to net income of approximately $46.9 million for the period ended December 31, 2011. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $0.93 and $0.93, respectively, for the year ended December 31, 2012, compared to a basic and fully diluted net income per share of $1.08 and $1.07, respectively, for the year ended December 31, 2011.

Financial Condition, Liquidity, and Capital Resources

Our liquidity and capital resources are derived from our Wells Facility, Union Bank Facility (together the “Credit Facilities”), SBA debentures, Convertible Senior Notes, 2019 Notes, Asset-Backed Notes and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the rotation of our portfolio and from public and private offerings of securities to finance our investment objectives. We may raise additional equity or debt capital through both registered offerings off a shelf registration, “At-The-Market”, or ATM, and private offerings of securities, by securitizing a portion of our investments or borrowing, including from the SBA through our SBIC subsidiaries.

On August 16, 2013, we entered into an ATM equity distribution agreement with JMP Securities LLC, or JMP. The equity distribution agreement provides that we may offer and sell up to 8.0 million shares of our common stock from time to time through JMP, as our sales agent. Sales of our common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. There were no sales under the ATM Program for the three-month period ended March 31, 2014.

At March 31, 2014, we had $75.0 million of Convertible Senior Notes payable, $170.4 million of 2019 Notes, $63.8 million of Asset-Backed Notes and $190.2 million of SBA debentures payable. We had no borrowings outstanding under either the Wells Facility or the Union Bank Facility.

At March 31, 2014, we had $329.5 million in available liquidity, including $224.5 million in cash and cash equivalents. We had available borrowing capacity of approximately $75.0 million under the Wells Facility and $30.0 million under the Union Bank Facility, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At March 31, 2014, we had $112.5 million of cash in restricted accounts related to our SBIC that we may use to fund new investments in the SBIC. With our net investments of $38.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $225.0 million of SBA guaranteed debentures, subject to SBA approval. At March 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

At March 31, 2014, we had approximately $4.8 million of restricted cash. Our restricted cash consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized Asset-Backed Notes, based on current characteristics of the securitized debt investment portfolios, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations. During the three-months ended March 31, 2014, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of debt investments and the sale of debt and equity investments.

During the three-months ended March 31, 2014, our operating activities provided $35.8 million of cash and cash equivalents, compared to $47.7 million used during the three-months ended March 31, 2013. This $83.5 million increase in cash provided by operating activities resulted primarily from an increase in principal payments received on investments of approximately $56.7 million, and a decrease in purchases of investments of approximately $25.2 million. During the three-months ended March 31, 2014, our investing activities provided $1.5 million of cash, compared to approximately $900,000 used during three-months ended March 31, 2013. This $2.4 million increase in cash provided by investing activities was primarily due to a reduction of approximately $2.3 million in cash, classified as restricted cash, on assets that are securitized.

During the three-months ended March 31, 2014, our financing activities used $81.2 million of cash, compared to $72.5 million provided during the three-months ended March 31, 2013. This $153.7 million decrease in cash provided by financing activities was primarily due to a decrease in proceeds from issuance of common stock of $96.5 million and an increase in repayments of Asset-Backed Notes and credit facilities of $25.8 million and $25.5 million, respectively.

As of March 31, 2014, net assets totaled $653.3 million, with a net asset value per share of $10.58. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. As of March 31, 2014 our asset coverage ratio under our regulatory requirements as a business development company was 312.8%, excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage. Total leverage when including our SBA debentures was 231.4% at March 31, 2014.

Outstanding Borrowings

At March 31, 2014 (unaudited) and December 31, 2013, we had the following available borrowings and outstanding amounts:

	March 31, 2014		December 31, 2013
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$225,000	$225,000
2019 Notes	170,364	170,364	170,364	170,364
Asset-Backed Notes	63,782	63,782	89,557	89,557
Convertible Senior Notes(3)	75,000	72,789	75,000	72,519
Wells Facility	75,000	—	75,000	—
Union Bank Facility	30,000	—	30,000	—

Total	$604,346	$497,135	$664,921	$557,440

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At March 31, 2014, the total available borrowings under the SBA was $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III. At December 31, 2013, the total available borrowings under the SBA was $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.
(3)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $2.2 million at March 31, 2014 and $2.5 million at December 31, 2013.

Our net asset value may decline as a result of economic conditions in the United States. Our continued compliance with the covenants under our Credit Facilities, Convertible Senior Notes, 2019 Notes Payable, Asset-Backed Notes and SBA debentures depend on many factors, some of which are beyond our control. Material net asset devaluation could have a material adverse effect on our operations and could require us to reduce our borrowings in order to comply with certain covenants, including the ratio of total assets to total indebtedness. We believe that our current cash and cash equivalents, cash generated from operations, and funds available from our Credit Facilities will be sufficient to meet our working capital and capital expenditure commitments for at least the next 12 months.

Debt financing costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, as of March 31, 2014 (unaudited) and December 31, 2013 were as follows:

(in thousands)	March 31, 2014	December 31, 2013
Wells Facility	$281	$398
SBA Debenture	4,528	5,074
Convertible Debt	1,179	1,323
Asset Backed Notes	1,820	2,686
2019 Notes	5,079	5,319

	$12,887	$14,800

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded contractual commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded contractual commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded contractual commitments may be significant from time to time. As of March 31, 2014, we had unfunded contractual commitments of approximately $189.4 million. Approximately $95.6 million of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the contractual commitment becomes available. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent our future cash requirements. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $238.0 million of non-binding term sheets outstanding to 14 new companies, which generally convert to contractual commitments within approximately 90 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of March 31, 2014 (unaudited):

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$497,135	$—	$63,782	$72,789	$360,564
Operating Lease Obligations(5)	7,309	1,514	2,987	1,551	1,257

Total	$504,444	$1,514	$66,769	$74,340	$361,821

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have a warrant participation agreement with Citigroup. See Note 4 to our consolidated financial statements.
(3)	Includes $190.2 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $63.8 million in aggregate principal amount of the Asset-Backed Notes and $72.8 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes is $75.0 million less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $2.2 million at March 31, 2014.
(5)	Long-term facility leases.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $388,000 and $329,000 during the three-month periods ended March 31, 2014 and 2013, respectively.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With our net investment of $38.0 million in HT II as of March 31, 2014, HT II has the capacity to issue a total of $76.0 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was available at March 31, 2014. As of March 31, 2014, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of March 31, 2014 we held investments in HT II in 41 companies with a fair value of approximately $98.9 million, accounting for approximately 11.1% of our total portfolio at March 31, 2014.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $74.5 million in HT III as of March 31, 2014, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, of which $149.0 million was outstanding as of March 31, 2014. As of March 31, 2014, HT III has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of March 31, 2014, we held investments in HT III in 31 companies with a fair value of approximately $178.5 million accounting for approximately 20.0% of our total portfolio at March 31, 2014.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2014 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The average amount of debentures outstanding for the three-months ended March 31, 2014 for HT II was approximately $63.6 million with an average interest rate of approximately 5.31%. The average amount of debentures outstanding for the three-months ended March 31, 2014 for HT III was approximately $149.0 million with an average interest rate of approximately 3.38%.

As of March 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at March 31, 2014, with our net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $225.0 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At March 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We reported the following SBA debentures outstanding as of March 31, 2014 (unaudited) and December 31, 2013:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	March 31, 2014	December 31, 2013
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$—	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$225,000

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, we and U.S. Bank National Association (the “Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, we and the Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to our issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, we and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to our issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes” and, together with the April 2019 Notes, the “2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

2019 Notes payable is compromised of:

	As of
(in thousands)	March 31, 2014	December 31, 2013
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of Debt	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75.0 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our Credit Facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance, LLC.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring our compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In July 2012, we reopened our April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at our option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under our revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if we should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement. In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the three-months ended March 31, 2014 and 2013 (unaudited), the components of interest expense and related fees and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2014	2013
Stated interest expense	$2,981	$2,981
Amortization of debt issuance cost	240	240

Total interest expense and fees	$3,221	$3,221

Cash paid for interest expense and fees	$2,981	$2,998

As of March 31, 2014, we are in compliance with the terms of the indenture, and respective supplemental indenture, governing the April 2019 Notes and September 2019 Notes. See Note 4 to our consolidated financial statements for more detail on the 2019 Notes.

Asset-Backed Notes

On December 19, 2012, we completed a $230.7 million term debt securitization in connection with which an affiliate of ours made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “Asset-Backed Notes”), which Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among us, Hercules Capital Funding 2012- 1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2012-1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by us. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As part of this transaction, we entered into a sale and contribution agreement with the Trust Depositor under which we have agreed to sell or have contributed to the Trust Depositor certain senior loans made to certain of our portfolio companies (the “Loans”). We have made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor.

In connection with the issuance and sale of the Asset-Backed Notes, we have made customary representations, warranties and covenants in the note purchase agreement. The Asset-Backed Notes are secured obligations of the Issuer and are non-recourse to us. The Issuer also entered into an indenture governing the Asset-Backed Notes, which indenture includes customary representations, warranties and covenants. The Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans are serviced by us pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. We perform certain servicing and administrative functions with respect to the Loans. We are entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

We also serve as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At March 31, 2014 and December 31, 2013, the Asset Backed Notes had an outstanding principal balance of $63.8 million and $89.6 million, respectively.

Under the terms of the Asset Backed Notes, we are required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the Asset-Backed Notes. We have segregated these funds and classified them as Restricted Cash. There was approximately $4.8 million and $6.3 million of Restricted Cash as of March 31, 2014 and December 31, 2013, respectively, funded through interest collections.

Convertible Senior Notes

In April 2011, we issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of March 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $72.8 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. As of March 31, 2014, the conversion rate was 86.5029 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $11.56 per share of common stock).

We may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require us to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

As of March 31, 2014 (unaudited) and December 31, 2013, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of March 31, 2014	As of December 31, 2013
Principal amount of debt	$75,000	$75,000
Original issue discount, net of accretion	(2,211)	(2,481)

Carrying value of debt	$72,789	$72,519

For the three-months ended March 31, 2014 and 2013 (unaudited), the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended March,
(in thousands)	2014	2013
Stated interest expense	$1,125	$1,125
Accretion of original issue discount	271	271
Amortization of debt issuance cost	144	144

Total interest expense	$1,540	$1,540

Cash paid for interest expense	$—	$—

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for both the three-months ended March 31, 2014 and 2013. As of March 31, 2014, we are in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

In August 2008, we entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, we renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, we entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible debt investments. The Wells Facility is secured by debt investments in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended March 31, 2014, this non-use fee was approximately $101,000. On June 20, 2011 we paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term.

The Wells Facility includes various financial and operating covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that we subsequently raise. As of March 31, 2014, the minimum tangible net worth covenant has increased to $478.5 million as a result of our follow-on public offerings. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2014. See Note 4 to our consolidated financial statements for more detail on the Wells Facility.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, we renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets (“RBC”) have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012 we entered into an amendment to the Union Bank Facility which permitted us to issue additional senior notes relating to the offer and sale of our 2019 Notes. On September 17, 2012, we entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, we are permitted to increase our unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

On December 17, 2012, we further amended the Union Bank Facility to remove RBC from the Union Bank Facility. Following the removal of RBC, the Union Bank Facility consists solely of Union Bank’s commitment of $30.0 million. In connection with the amendment, the maximum availability under the Union Bank Facility, subject to a borrowing base, was reduced from $55.0 million to $30.0 million. The Union Bank Facility contains an accordion feature, in which we could increase the credit line by up to $95.0 million in the aggregate, funded by commitments from additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended March 31, 2014, this nonuse fee was $37,500. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible debt investments placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of March 31, 2014, the minimum tangible net worth covenant has increased to $472.8 million as a result of follow-on public offerings. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2014. We further amended the Union Bank Facility on January 31, 2014. As amended, the Union Bank Facility will expire as of May 2, 2014. See Note 4 to our consolidated financial statements for more detail on the Union Bank Facility. We continue to explore potential financing arrangements with Union Bank that may be implemented following the expiration of the Union Bank Facility.

Citibank Credit Facility

We, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, we paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the three-months ended March 31, 2014, we reduced our realized gain by approximately $78,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising a portfolio company warrant which was included in the collateral pool. We recorded a decrease on participation liability and an increase on unrealized appreciation by a net amount of approximately $45,000 as a result of current quarter depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $325,000 as of March 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, we have paid Citigroup approximately $1.7 million under the warrant participation agreement thereby reducing our realized gains by this amount. We will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between February 2016 and March 2017.

Dividends

The following table summarizes our dividends declared and paid, to be paid, or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.03
December 9, 2005	January 6, 2006	January 27, 2006	0.30
April 3, 2006	April 10, 2006	May 5, 2006	0.30
July 19, 2006	July 31, 2006	August 28, 2006	0.30
October 16, 2006	November 6, 2006	December 1, 2006	0.30
February 7, 2007	February 19, 2007	March 19, 2007	0.30
May 3, 2007	May 16, 2007	June 18, 2007	0.30
August 2, 2007	August 16, 2007	September 17, 2007	0.30
November 1, 2007	November 16, 2007	December 17, 2007	0.30
February 7, 2008	February 15, 2008	March 17, 2008	0.30
May 8, 2008	May 16, 2008	June 16, 2008	0.34
August 7, 2008	August 15, 2008	September 19, 2008	0.34
November 6, 2008	November 14, 2008	December 15, 2008	0.34
February 12, 2009	February 23, 2009	March 30, 2009	0.32	*
May 7, 2009	May 15, 2009	June 15, 2009	0.30
August 6, 2009	August 14, 2009	September 14, 2009	0.30
October 15, 2009	October 20, 2009	November 23, 2009	0.30
December 16, 2009	December 24, 2009	December 30, 2009	0.04
February 11, 2010	February 19, 2010	March 19, 2010	0.20
May 3, 2010	May 12, 2010	June 18, 2010	0.20
August 2, 2010	August 12, 2010	September 17,2010	0.20
November 4, 2010	November 10, 2010	December 17, 2010	0.20
March 1, 2011	March 10, 2011	March 24, 2011	0.22
May 5, 2011	May 11, 2011	June 23, 2011	0.22
August 4, 2011	August 15, 2011	September 15, 2011	0.22
November 3, 2011	November 14, 2011	November 29, 2011	0.22
February 27, 2012	March 12, 2012	March 15, 2012	0.23
April 30, 2012	May 18, 2012	May 25, 2012	0.24
July 30, 2012	August 17, 2012	August 24, 2012	0.24
October 26, 2012	November 14, 2012	November 21, 2012	0.24
February 26, 2013	March 11, 2013	March 19, 2013	0.25
April 29, 2013	May 14, 2013	May 21, 2013	0.27
July 29, 2013	August 13, 2013	August 20, 2013	0.28
November 4, 2013	November 18, 2013	November 25, 2013	0.31
February 24, 2014	March 10, 2014	March 17, 2014	0.31
April 28, 2014	May 12, 2014	May 19, 2014	0.31

			$9.37

*	Dividend paid in cash and stock.

On April 28, 2014 the Board of Directors declared a cash dividend of $0.31 per share to be paid on May 19, 2014 to shareholders of record as of May 12, 2014. This dividend will represent our thirty-fifth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $9.37 per share.

Our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Of the dividends declared during the years ended December 31, 2013 and 2012, 100% were distributions of ordinary income. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2014 distributions to stockholders will actually be.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest arrangements or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At March 31, 2014, approximately 76.8% of our total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, our investments in these portfolio companies are generally considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

We may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services.

The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the Valuation Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio company as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate.

(4) the Board of Directors, upon the recommendation of the Valuation Committee, discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of March 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at March 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(b)
	(in thousands)
Pharmaceuticals—Debt	89,267	Originated Within 6 Months	Origination Yield	9.79% - 16.97%	13.28%
	168,016	Market Comparable Companies	Hypothetical Market Yield	12.70% - 16.97%	14.68%
			Premium/(Discount)	(1.00%) - 0.50%

Medical Devices—Debt	37,326	Originated Within 6 Months	Origination Yield	13.69% - 17.37%	15.22%
	35,362	Market Comparable Companies	Hypothetical Market Yield	14.52% - 17.37%	15.01%
			Premium/(Discount)	(1.00%) - 0.50%

	4,543	Liquidation	Probability weighting of alternative outcomes	30% - 70%

Technology—Debt	32,946	Originated Within 6 Months	Origination Yield	3.90% - 15.95%	14.17%
	83,091	Market Comparable Companies	Hypothetical Market Yield	12.89% - 19.70%	14.58%
			Premium/(Discount)	0.00% - 1.00%

	13,933	Liquidation	Probability weighting of alternative outcomes	0.00% - 100.00%

Energy Technology—Debt	52,314	Originated Within 6 Months	Origination Yield	10.81% - 17.29%	13.05%
	102,936	Market Comparable Companies	Hypothetical Market Yield	12.80% -14.39%	14.83%
			Premium/(Discount)	(0.50%) - 1.00%

Lower Middle Market—Debt	19,383	Originated Within 6 Months	Origination Yield	11.84%	11.84%
	73,973	Market Comparable Companies	Adjusted SMi Leveraged Loan Indices	10.46% -16.83%	14.19%
			Premium/(Discount)	0.00% - 1.00%
	7,380	Liquidation	Probability weighting of alternative outcomes	50.00%

		Debt Investments Where Fair Value Approximates Cost
	54,203	Imminent Payoffs
	23,686	Debt Investments Maturing in Less than One Year

	$798,359	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments. Energy Technology, above, aligns with the Energy Technology industry in the Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

Investment Type -Level Three Debt Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(c)
	(in thousands)
Pharmaceuticals—Debt	25,811	Originated Within 6 Months	Origination Yield	12.56% - 4.53%	13.36%
	250,607	Market Comparable Companies	Hypothetical Market Yield	13.83% - 15.47%	14.13%
			Premium/(Discount)	(1.00%) - 0.00%

Medical Devices—Debt	46,900	Originated Within 6 Months	Origination Yield	13.54% - 17.37%	14.87%
	34,723	Market Comparable Companies	Hypothetical Market Yield	14.32% - 17.37%	15.23%
			Premium/(Discount)	(1.00%) - 1.00%

Technology—Debt	18,796	Originated Within 6 Months	Origination Yield	10.62% - 15.97%	14.26%
	98,290	Market Comparable Companies	Hypothetical Market Yield	14.72% - 21.08%	15.48%
			Premium/(Discount)	0.00% - 1.00%
	1,643	Liquidation	Probability weighting of alternative outcomes	30.00% - 70.00%

Energy Technology—Debt	32,597	Originated Within 6 Months	Origination Yield	14.68% - 15.87%	15.17%
	108,238	Market Comparable Companies	Hypothetical Market Yield	15.37%	15.37%
			Premium/(Discount)	(0.50%) - 1.50%

Lower Middle Market—Debt	121,347	Market Comparable Companies	Hypothetical Market Yield	14.83% - 19.73%	16.12%
			Premium/(Discount)	0.00% - 1.00%
	31,818	Broker Quote(b)	Price Quotes	99.50% - 100.25% of par
			Par Value	$2.0 - $22.5 million
	12,576	Liquidation	Probability weighting of alternative outcomes	20.00% - 80.00%

		Debt Investments Where Fair Value Approximates Amortized Cost
	15,906	Imminent Payoffs
	22,236	Debt Investments Maturing in Less than One Year
	500	Convertible Debt at Par

	$821,988	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology industry in the Schedule of Investments. In our quarterly and annual reports filed with the Commission prior to the 2013 Annual Report on Form 10-K, we referred to the Energy Technology industry as “Clean Tech” and we referred to these investments as “Clean Tech” in the Schedule of Investments included in such reports.

(b)	A broker quote valuation technique was used to derive the fair value of debt investments which are part of a syndicated facility.

(c)	The weighted averages are calculated based on the fair market value of each investment.

Investment Type-	Fair Value at March 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
(in thousands)
Level Three Equity Investments	$9,961	Market Comparable Companies	EBITDA Multiple(b)	6.9x - 14.0x
			Revenue Multiple(b)	1.1x - 4.8x
			Discount for Lack of Marketability(c)	11.70% - 31.90%
			Average Industry Volatility(d)	39.32% - 99.82%
			Risk-Free Interest Rate	0.16% - 0.42%
			Estimated Time to Exit (in months)	14 - 26

	9,895	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	38.04% - 81.35%
			Risk-Free Interest Rate	0.21% - 0.88%
			Estimated Time to Exit (in months)	18 - 39

	28,123	Other	Last Round Price	$2.02 - $18.00

Level Three Warrant Investments	$9,570	Market Comparable Companies	EBITDA Multiple(b)	3.7x - 32.7x
			Revenue Multiple(b)	0.6x - 11.3x
			Discount for Lack of Marketability(c)	11.70% - 31.60%
			Average Industry Volatility(d)	28.23% - 98.69%
			Risk-Free Interest Rate	0.11% - 1.29%
			Estimated Time to Exit (in months)	12 - 48

	8,731	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	29.88% - 99.56%
			Risk-Free Interest Rate	0.09% - 2.66%
			Estimated Time to Exit (in months)	9 - 45

Total Level Three Warrant and Equity Investments	$66,280

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Investment Type-	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
(in thousands)
Level Three Equity Investments	$10,244	Market Comparable Companies	EBITDA Multiple(b)	8.6x - 17.7x
			Revenue Multiple(b)	0.7x - 13.8x
			Discount for Lack of Marketability(c)	9.1% - 23.6%
			Average Industry Volatility(d)	43.4% - 110.7%
			Risk-Free Interest Rate	0.1% - 0.4%
			Estimated Time to Exit (in months)	6 - 30

	9,289	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	45.6% - 109.7%
			Risk-Free Interest Rate	0.1% - 0.9%
			Estimated Time to Exit (in months)	6 - 42

	18,127	Other	Average Industry Volatility(d)	44.0%
			Risk-Free Interest Rate	0.1%
			Estimated Time to Exit (in months)	12

Level Three Warrant Investments	$10,200	Market Comparable Companies	EBITDA Multiple(b)	5.0x - 51.4x
			Revenue Multiple(b)	0.5x - 13.8x
			Discount for Lack of Marketability(c)	6.4% - 36.0%
			Average Industry Volatility(d)	21.3% - 110.7%
			Risk-Free Interest Rate	0.1% - 1.0%
			Estimated Time to Exit (in months)	6 - 48

	8,913	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	35.7% - 109.9%
			Risk-Free Interest Rate	0.1% - 2.7%
			Estimated Time to Exit (in months)	3 - 48

	9,595	Other	Average Industry Volatility(d)	44.0% - 56.9%
			Risk-Free Interest Rate	0.1% - 1.0%
			Estimated Time to Exit (in months)	12 - 48

Total Level Three Warrant and Equity Investments	$66,368

(a)	The significant unobservable inputs used in the fair value measurement of our warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when we have determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when we have determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries at all stages of development. Given the nature of lending to these types of businesses, our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. We then apply the valuation methods as set forth below.

We apply a procedure for debt investments that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, we also evaluate the collateral for recoverability of the debt investments as well as apply all of its historical fair value analysis. We use pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. We value our syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors than those a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security were to be less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investment from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Income Recognition

We record interest income on the accrual basis and we recognize it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. At March 31, 2014, we had three debt investments on non-accrual with a cumulative cost and approximate fair value of $24.0 million and $7.7 million, respectively, compared to two debt investments on non-accrual at December 31, 2013 a cumulative cost and approximate fair market value of $23.3 million and $12.6 million, respectively.

Paid-In-Kind and End of Term Income

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. We recorded approximately $852,000 and $779,000 in PIK income in the three-month periods ended March 31, 2014 and 2013, respectively.

Fee Income

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by us in obtaining debt financing. Debt issuance costs are recognized as prepaid expenses and amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method.

Stock-Based Compensation

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Income Taxes

We operate to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest arrangements, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest arrangements or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

At December 31, 2013 no excise tax was recorded. We intend to distribute approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we have concluded that there is no impact from adopting this standard on our statement of assets and liabilities or results of operations. We have adopted this standard for our fiscal year ending December 31, 2014.

Subsequent Events

Dividend Declaration

On April 28, 2014 the Board of Directors declared a cash dividend of $0.31 per share to be paid on May 19, 2014 to shareholders of record as of May 12, 2014. This dividend represents our thirty-fifth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $9.37 per share.

Restricted Stock Units Grants

In April 2014, we granted approximately 982,000 restricted stock units pursuant to the Plans.

Closed and Pending Commitments

As of April 28, Hercules has:

a.	Closed commitments of approximately $60.0 million to new and existing portfolio companies, and funded approximately $27.1 million since the close of the first quarter of 2014.

b.	Pending commitments (signed non-binding term sheets) of approximately $171.0 million. The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
January 1 – March 31, 2014 Closed Commitments	$155.7
Q2-14 Closed Commitments (as of April 28, 2014)	60.0

Total Year-to-date 2014 Closed Commitments(a)	215.7
Pending Commitments (as of April 28, 2014)(b)	171.0

Year to date 2014 Closed and Pending Commitments	386.7

Notes:

a.	Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

Portfolio Company Developments

As of March 31, 2014, we held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Box, Inc., Dance Biopharm, Inc. and two companies which filed confidentially under the JOBS Act. In addition, subsequent to March 31, 2014 the following portfolio company completed an initial public offering:

1.	In April 2014, Glori Energy, Inc. (NASDAQ: GLRI), a Hercules portfolio company, completed a $185 million reverse merger with Infinity Cross Border Acquisition Corp. (NASDAQ: INXB) and closed a share tender offer and a warrant tender offer.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our investment income will be affected by changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of March 31, 2014, approximately 98.0% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates, or variable rates with a floor. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Based on our Consolidated Statement of Assets and Liabilities as of March 31, 2014, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investments and borrowings.

(dollars in thousands) Basis Point Change(1)	Interest Income	Interest Expense	Net Income
100	$6,615	$—	$6,615
200	$13,727	$—	$13,727
300	$23,765	$—	$23,765
400	$33,668	$—	$33,668
500	$43,542	$—	$43,542

(1)	A decline in interest rates would not have a material impact on our Consolidated Financial Statements.

We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the three months ended March 31, 2014, we did not engage in interest rate hedging activities.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. It also does not adjust for other business developments, including borrowings under our Credit Facilities, SBA debentures, Convertible Senior Notes, 2019 Notes and Asset-Based Notes, that could affect the net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

For additional information regarding the interest rate associated with each of our Credit Facilities, SBA debentures, Convertible Senior Notes, 2019 Notes and Asset-Based Notes, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Outstanding Borrowings” appearing elsewhere herein.

Disclosure Controls and Procedures

Our chief executive and chief financial officers, under the supervision and with the participation of our management, conducted an evaluation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934. As of the end of the period covered by this quarterly report on Form 10-Q, our chief executive and chief financial officers have concluded that our disclosure controls and procedures were effective to ensure that information required to be disclosed by us in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed by us in the reports that it files or submits under the Securities Exchange Act of 1934 is accumulated and communicated to our management, including its chief executive and chief financial officers, as appropriate to allow timely decisions regarding required disclosure.

Internal Control Over Financial Reporting

Management’s Annual Report on Internal Control Over Financial Reporting

The Company is responsible for establishing and maintaining adequate internal control over financial reporting and for the assessment of the effectiveness of internal control over financial reporting. As defined by the SEC, internal control over financial reporting is a process designed under the supervision of the Company’s principal executive and principal financial and accounting officer, approved and monitored by the Company’s Board of Directors, and implemented by management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with U.S. generally accepted accounting principles.

The Company’s internal control over financial reporting is supported by written policies and procedures, that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company’s assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of the Company’s management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management of the Company conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“the COSO Framework”). Based on this assessment, management has concluded that the Company’s internal control over financial reporting was effective as of December 31, 2013.

Attestation Report of the Independent Registered Public Accounting Firm

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2013 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm who also audited the Company’s consolidated financial statements, as stated in their report, which is included in this prospectus.

Changes in Internal Control Over Financial Reporting in 2013

There have been no changes in our internal control over financing reporting, as defined in Rules 13a-15(f) and 15d-15(f) of the Securities Exchange Act of 1934, that occurred during the Company’s most recently completed fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

BUSINESS

We are a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and energy and renewables technology industries at all stages of development. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, and McLean, VA.

Our goal is to be the leading structured debt financing provider of choice for venture capital-backed companies in technology-related markets requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related markets including technology, biotechnology, life science, and energy and renewables technology industries and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies and, to a lesser extent, public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related markets with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related markets is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBIC subsidiaries, HT II and HT III, hold approximately $143.7 million and $290.0 million in assets, respectively, and accounted for approximately 9.5% and 19.3% of our total assets, respectively, prior to consolidation at March 31, 2014. As of March 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at March 31, 2014, with our net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $225.0 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At March 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and, to a lesser extent, in foreign companies. See “Regulation—Qualifying Assets.”

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life science. Within the life science sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the energy technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

CORPORATE HISTORY AND OFFICES

We are a Maryland corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the Small Business Administration, or the SBA, and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation—Business Development Company”.

We have qualified as and have elected to be treated for tax purposes as a RIC under the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY and McLean, VA. We maintain a website on the Internet at www.htgc.com. Information contained on our website is not incorporated by reference into this Annual Report, and you should not consider that information to be part of this Annual Report.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

OUR MARKET OPPORTUNITY

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil; and

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies, which typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active and is continuing to show signs of increased investment activity. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

OUR BUSINESS STRATEGY

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 270 technology-related companies, representing over $4.2 billion in commitments from inception to March 31, 2014, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We seek to mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2014, our proprietary SQL-based database system included approximately 35,300 technology-related companies and approximately 8,900 venture capital firms, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

OUR INVESTMENTS AND OPERATIONS

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to 12 months subject to market conditions.

We expect that our investments will generally range from $1.0 million to $40.0 million. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include a period of interest-only payments. Our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from the prevailing U.S. prime rate, or Prime or the LIBOR rate to approximately 15% as of March 31, 2014. As of March 31, 2014, approximately 98.0% of our loans were at floating rates or floating rates with a floor and 2.0% of the loans were at fixed rates.

In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: end-of-term payments, exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such payment-in-kind interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

In addition, the majority of our investments in the structured debt of venture capital-backed companies generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to ten years or three to five years after completion of an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

•

Structured Debt with Warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Traditional structured debt financing is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically have maturities of between two and seven years, and they may provide for full amortization after an interest only period. Our structured debt with warrants generally carry a contractual interest rate between the prevailing U.S. prime rate, or Prime or the LIBOR rate and approximately 14% and may include an additional end-of-term payment or contractual PIK interest arrangements. In most cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and will be secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million but may be up to $15.0 million for certain energy technology venture investments, carry a contractual interest rate between Prime and Prime plus 9.0%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. We may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand alone direct equity investments into portfolio companies in which we may not have any debt investment in the company.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured debt with warrants	Senior Debt	Equipment Loans	Equity related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Long term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior secured, either first out or last out, or second lien	Senior/First lien	Secured only by underlying equipment	None/unsecured
Covenants	Less restrictive; Mostly financial	Generally borrowing base and financial	None	None
Risk Tolerance	Medium/High	Low	High	High
Coupon/Dividend	Cash pay—fixed and floating rate; PIK in limited cases	Cash pay—floating or fixed rate	Cash pay-floating or fixed rate and may include PIK	Generally none
Customization or Flexibility	More flexible	Little to none	Little to none	Flexible
Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital-backed companies in technology-related markets, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. As of March 31, 2014, approximately 64.9% of the fair value of our portfolio was composed of investments in four industries: 23.2% was composed of investments in the drug discovery and development industry, 18.7% was composed of investments in the energy technology industry, 11.9% was composed of investments in the internet consumer and business services industry and 11.1% was composed of investments in the medical device and equipment industry.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate having commitments for their first institutional round of equity financing for early stage companies. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of six to 12 months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio companies’ tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants: cross-default, or material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. As of March 31, 2014, our investment origination team, which consists of approximately 38 investment professionals, is headed by our Chief Investment Officer and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into special opportunity lower middle market, technology, energy technology, and life science sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identify key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Financial Officer and our Chief Investment Officer. The investment committee generally meets weekly and more frequently on an as-needed basis. The Senior Managing Directors abstain from voting with respect to investments they originate.

Documentation

Our documentation group, currently headed by our General Counsel, administers the documentation process for our investments. This group is responsible for documenting the transactions approved by our investment committee with a prospective portfolio company. This group negotiates loan documentation and, subject to appropriate approvals, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer and Chief Investment Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Valuation Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Valuation Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We may incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2 or maintain it at a grade 3 as the company continues to pursue its business plan.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At March 31, 2014, our investments had a weighted average investment grading of 2.05.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

COMPETITION

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital-backed companies in technology-related markets. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

EMPLOYEES

As of March 31, 2014, we had approximately 38 investment and portfolio management professionals, all of whom have extensive experience working on financing transactions for technology-related companies.

LEGAL PROCEEDINGS

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of March 31, 2014 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies.

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Debt
Biotechnology Tools
1-5 Years Maturity

Labcyte, Inc.(11)(14)(15) 1190 Borregas Avenue Sunnyvale, CA 94089	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$3,890	$3,976	$3,936

Subtotal: 1-5 Years Maturity						3,976	3,936

Subtotal: Biotechnology Tools (0.60%)*						3,976	3,936

Energy Technology
Under 1 Year Maturity

American Superconductor Corporation(3)(11)(14) 64 Jackson Rd Devens, MA 01434	Energy Technology	Senior Secured	December 2014	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$3,462	3,892	3,892

Enphase Energy, Inc.(11)(14) 1420 North McDowell Blvd. Petaluma, CA 94954	Energy Technology	Senior Secured	June 2014	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$669	717	717

Scifiniti (pka Integrated Photovoltaics, Inc.)(15) 51 Daggett Drive San Jose, CA 95134	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$1,166	1,154	1,154

Stion Corporation(4)(6)(14) 6321 San Ignacio Avenue San Jose, CA 95119	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$4,182	4,169	4,169

TAS Energy, Inc.(14) 6110 Cullen Blvd. Houston, TX 77021	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$12,803	12,811	12,811
	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$3,000	2,900	2,900

Total TAS Energy, Inc.					$15,803	15,711	15,711

Subtotal: Under 1 Year Maturity						25,644	25,644

1-5 Years Maturity

Agrivida, Inc.(15) 200 Boston Avenue Medford, MA 02155	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,000	5,940	5,902

American Superconductor Corporation(3)(11)(14) 64 Jackson Rd Devens, MA 01434	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$10,000	9,894	9,894

Amyris, Inc.(10)(14) 5885 Hollis Street, Ste. 100 Emeryville, CA 94608	Energy Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$25,000	24,703	24,703

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

BioAmber, Inc.(5)(10)(14) 3850 Annapolis Lane North, Suite 180 Plymouth, MN 55447	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$25,000	$25,704	$26,201

Enphase Energy, Inc.(11) 1420 North McDowell Blvd. Petaluma, CA 94954	Energy Technology	Senior Secured	August 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,181	7,229	7,373

Fluidic, Inc.(14) 8455 North 90th Street, Suite 4 Scottsdale, AZ 85258	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,961	5,009

Fulcrum Bioenergy, Inc.(11) 4900 Hopyard Road, Suite 220 Pleasanton, CA 94588	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$9,733	9,713	9,545

Glori Energy, Inc.(11)(14) 4315 South Drive Houston, TX 77053	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,444	4,616	4,601

Polyera Corporation(14)(15) 8045 Lamon Avenue, #140 Skokie, IL 60077	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,289	5,346	5,273

TPI Composites, Inc.(14) 8501 N Scottsdale Rd, Gainey Center II, Suite 280 Scottsdale, AZ 85253	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,905	4,905
	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$15,000	15,008	15,149

Total TPI Composites, Inc.					$20,000	19,913	20,054

ULTURA Inc.(13)(14) 100 West Broadway, Suite 200 Long Beach, CA 90802	Energy Technology	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$18,210	18,032	17,556

Subtotal: 1-5 Years Maturity						136,051	136,111

Subtotal: Energy Technology (24.76%)*						161,695	161,755

Communications & Networking
1-5 Years Maturity

OpenPeak, Inc.(11)(14) 1750 Clint Moore Road Boca Raton, FL 33487	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$10,500	10,367	10,367

Spring Mobile Solutions, Inc.(14) 11710 Plaza America Drive, Suite 420 Reston, VA 20190	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$20,000	19,837	20,237

Subtotal: 1-5 Years Maturity						30,204	30,604

Subtotal: Communications & Networking (4.68%)*						30,204	30,604

Consumer & Business Products
1-5 Years Maturity

Fluc, Inc.(9) 1259 El Camino Real Menlo Park, CA 94025	Consumer & Business Products	Convertible Senior Debt	March 2017	Interest rate FIXED + 4.00%	$100	100	100

Subtotal: 1-5 Years Maturity						100	100

Subtotal: Drug Delivery (0.02%)*						100	100

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Drug Delivery
Under 1 Year Maturity

Revance Therapeutics, Inc.(3)(14) 7555 Gateway Blvd Newark, CA 94560	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$794	$827	$827
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$7,942	8,222	8,222

Total Revance Therapeutics, Inc.					$8,736	9,049	9,049

Subtotal: Under 1 Year Maturity						9,049	9,049

1-5 Years Maturity

AcelRx Pharmaceuticals, Inc.(3)(10)(14)(15) 575 Chespeake Drive Redwood City, CA 94063	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$15,000	14,613	14,613

BIND Therapeutics, Inc.(3)(14)(15) 325 Vassar St Cambridge, MA 02139	Drug Delivery	Senior Secured	September 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$4,500	4,424	4,560

Celsion Corporation(3)(14) 997 Lenox Drive, Suite 100 Lawrenceville, NJ 08648	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,923	4,923

Dance Biopharm, Inc.(14)(15) 150 North Hill Drive, Suite 24	Drug Delivery	Senior Secured	August 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$1,000	981	981

Brisbane, CA 94005kaleo, Inc.(11)(14) 111 Virginia St, Ste 300 Richmond, VA 23219	Drug Delivery	Senior Secured	June 2016	Interest rate PRIME + 5.75% or Floor rate of 11.00%	$13,678	13,958	13,958

Neos Therapeutics, Inc.(14)(15) 2940 N. Highway 360 Suite 100 Grand Prarie, TX 75050	Drug Delivery	Senior Secured	October 2017	Interest rate FIXED + 9.00%	$10,000	9,828	9,828

Subtotal: 1-5 Years Maturity						48,728	48,863

Subtotal: Drug Delivery (8.86%)*						57,777	57,912

Drug Discovery & Development
Under 1 Year Maturity

Dicerna Pharmaceuticals, Inc.(3)(15) 480 Arsenal Street, Building 1, Suite 120 Watertown, MA 02472	Drug Discovery & Development	Senior Secured	January 2015	Interest rate PRIME + 4.40% or Floor rate of 10.15%	$3,922	3,901	3,901

Subtotal: Under 1 Year Maturity						3,901	3,901

1-5 Years Maturity

ADMA Biologics, Inc.(3)(13)(14) 465 Route 17 South Ramsey, NJ 07446	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 3.00% or Floor rate of 8.75%, PIK Interest of 1.95%	$10,003	9,824	9,824

Anacor Pharmaceuticals, Inc.(15) 1020 East Meadow Circle Palo Alto, CA 94303	Drug Discovery & Development	Senior Secured	July 2017	Interst rate PRIME + 6.40% or Floor rate of 11.65%	$30,000	29,171	30,071

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Aveo Pharmaceuticals, Inc.(3)(10)(11)(14)(15) 650 E Kendall Street Cambridge, MA 02142	Drug Discovery & Development	Senior Secured	September 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$16,872	$16,872	$17,040

Cell Therapeutics, Inc.(11)(14) 3101 Western Avenue Seattle, WA 98121	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 9.00% or Floor rate 12.25%	$15,000	14,946	14,946

Cempra, Inc.(3)(11)(14) Building Two Quadrangle, 6320 Quadrangle Drive, Suite 360 Chapel Hill, NC 27517	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$15,000	14,975	14,975

Cleveland BioLabs, Inc.(3)(14)(15) 73 High Street Buffalo, NY 14203	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.20% or Floor rate of 10.45%	$6,000	5,953	6,055

Concert Pharmaceuticals, Inc.(3)(4) 99 Hayden Avenue, Suite 100 Lexington, MA 02421-7966	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$13,172	13,052	12,933

Insmed, Incorporated(11)(14) 9 Deer Park Drive, Suite C Monmouth Junction, NJ 08852	Drug Discovery & Development	Senior Secured	January 2016	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$20,000	19,815	19,904

Merrimack Pharmaceuticals, Inc.(3)(14) One Kendall Square, Suite B7201 Cambridge, MA 02139	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,446	40,204

Neuralstem, Inc.(14)(15) 9700 Great Seneca Pkwy Rockville, MD 20850	Drug Discovery & Development	Senior Secured	June 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$7,295	7,239	7,385

uniQure B.V.(3)(5)(10)(11)(14) PO Box 22506 Amsterdam, Netherlands 1100 DA	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$10,000	9,731	9,806

Subtotal: 1-5 Years Maturity						182,025	183,143

Subtotal: Drug Discovery & Development (28.63%)*						185,926	187,044

Electronics & Computer Hardware
1-5 Years Maturity

Plures Technologies, Inc.(8)(13) 52987 Parkside Drive, Suite 400, Box 24 Canandaigua, NY 14424	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate LIBOR + 8.75% or Floor rate of 12.00%, PIK Interest of 4.00%	$571	483	307

Subtotal: 1-5 Years Maturity						483	307

Subtotal: Electronics & Computer Hardware (0.05%)						483	307

Healthcare Services, Other
1-5 Years Maturity

InstaMed Communications, LLC(14)(15) 1528 Walnut Street, Suite 1902 Philadelphia, PA 19102	Healthcare Services, Other	Senior Secured	December 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$3,000	3,008	3,068

MDEverywhere, Inc. 230 Third Avenue Waltham, MA 02451	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$1,875	1,754	1,792

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Orion Healthcorp, Inc.(13) 1805 Old Alabama Road Roswell, GA 30076	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$500	$469	$469
	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$8,775	8,627	8,684
	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 10.50% or Floor rate of 12.00%, PIK Interest 3.00%	$6,641	6,524	6,580

Total Orion Healthcorp, Inc.					$15,916	15,620	15,733

Subtotal: 1-5 Years Maturity						20,382	20,593

Subtotal: Healthcare Services, Other (3.15%)*						20,382	20,593

Information Services
1-5 Years Maturity

Eccentex Corporation(11)(14) 6101 W.Centinela Ave, Suite 110 Culver City, CA 90230	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$548	553	244

InXpo, Inc.(14)(15) 770 N Halsted Street, Suite 6s Chicago, IL 60642	Information Services	Senior Secured	April 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,307	2,264	2,207

Womensforum.com(11)(13) 444 N. Michigan Ave Chicago, IL 60611	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 7.50% or Floor rate of 10.25%, PIK Interest 2.00%	$4,630	4,565	4,565
	Information Services	Senior Secured	April 2015	Interest rate LIBOR + 6.50% or Floor rate of 9.00%	$1,250	1,231	1,231
	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$6,600	6,506	6,506

Total Womensforum.com					$12,480	12,302	12,302

Subtotal: 1-5 Years Maturity						15,119	14,753

Subtotal: Information Services (2.26%)*						15,119	14,753

Internet Consumer & Business Services
Under 1 Year Maturity

Gazelle, Inc.(15) 25 Thomson Place, 3rd floor Boston, MA 02210	Internet Consumer & Business Services	Senior Secured	October 2014	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$1,021	1,006	1,006

Tectura Corporation(8)(13) 4309 Hacienda Drive, Suite 550 Pleasanton, CA 94588	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	180
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$277	277	89

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	$6,467	$2,067
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$10,777	10,777	3,445
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	1,599

Total Tectura Corporation					$23,085	23,084	7,380

Subtotal: Under 1 Year Maturity						24,090	8,386

1-5 Years Maturity

Blurb, Inc.(15) 580 California St, Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,616	5,511	5,456

CashStar, Inc.(13)(15) 129 Middle Street, 2nd Floor Portland, ME 04101	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate PRIME + 6.25% or Floor rate 10.50%, PIK Interest 1.00%	$8,028	7,846	7,993

Education Dynamics(13)(15) 5 Marine View Plaza, Suite 212 Hoboken, NJ 07030	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate LIBOR + 12.5% or Floor rate 12.50%, PIK Interest 1.50%	$23,779	23,386	23,909

Gazelle, Inc.(13)(15) 25 Thomson Place, 3rd floor Boston, MA 02210	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$12,443	12,375	12,375

Just Fabulous, Inc.(14) 2301 Rosecrans Avenue, Fifth Floor El Segundo, CA 90245	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	4,879	5,029

NetPlenish(8)(9)(15) 505 Poli Street, Suite 308 Ventura, CA 93001	Internet Consumer & Business Services	Senior Secured	April 2015	Interest rate FIXED + 10.00%	$96	96	—
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED + 10.00%	$382	374	0

Total NetPlenish					$478	470	0

Reply! Inc.(11)(13)(14) 12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$1,944	1,987	1,989

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$8,821	$8,840	$8,884
	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$3,046	2,828	2,887

Total Reply! Inc.					$13,811	13,655	13,760

Vaultlogix(13)(14)(15) 75 Sylvan St Danvers, MA 01923	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,999	7,961	7,961
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$7,318	7,386	7,386

Total Vaultlogix					$15,317	15,347	15,347

WaveMarket, Inc.(11)(14) 5858 Landregan Street Emeryville, CA 94608	Internet Consumer & Business Services	Senior Secured	March 2017	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$402	402	402
	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate PRIME + 5.75% or Floor rate of 9.50%	$10,000	9,961	9,747

Total WaveMarket, Inc.					$10,402	10,363	10,149

Subtotal: 1-5 Years Maturity						93,832	94,018

Subtotal: Internet Consumer & Business Services (15.67%)*						117,922	102,404

Media/Content/Info
Under 1 Year Maturity

Zoom Media and Marketing(13) 112 Madison Avenue 8th floor New York, NY 10016	Media/Content/Info	Senior Secured	December 2014	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$4,000	3,896	3,807

Subtotal: Under 1 Year Maturity						3,896	3,807

1-5 Years Maturity

Rhapsody International Inc.(15) 1420 Fifth Avenue Suite 1500 Seattle, WA 98101	Media/Content/Info	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 9.00%, PIK interest of 1.5%	$20,000	19,383	19,383

Zoom Media and Marketing(13) 112 Madison Avenue 8th floor New York, NY 10016	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate of 10.50%. PIK Interest 3.75%	$3,866	3,736	3,729

Subtotal: 1-5 Years Maturity						23,119	23,112

Subtotal: Media/Content/Info (4.12%)*						27,015	26,919

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Medical Devices & Equipment
Under 1 Year Maturity

Oraya Therapeutics, Inc.(9)(11)(14) 8000 Jarvis Ave Newark, CA 94560	Medical Devices & Equipment	Senior Secured	December 2014	Interest rate FIXED + 7.00%	$500	$500	$164

Subtotal: Under 1 Year Maturity						500	164

1-5 Years Maturity

Baxano Surgical, Inc.(3)(14) 655 River Oaks Pkwy San Jose, CA 95134	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.5%	$7,500	7,284	7,225

Home Dialysis Plus(14) 257 Humboldt Ct. Sunnyvale, CA 94089	Medical Devices & Equipment	Senior Secured	April 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$10,000	9,804	9,640

InspireMD, Inc.(3)(5)(10)(14) 4 Menorat Hamaor Street Tel Aviv, Israel 67448	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$10,000	9,791	9,791

Medrobotics Corporation(14)(15) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$4,109	4,082	4,049

NetBio, Inc. 830 Winter Street Waltham, MA 02451	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$5,000	4,790	4,743

NinePoint Medical, Inc.(14)(15) 1 Kendall Square, B7501 Cambridge, MA 02139	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$5,291	5,301	5,236

Oraya Therapeutics, Inc.(9)(11)(14) 8000 Jarvis Ave Newark, CA 94560	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%, PIK Interest of 1.00%	$6,132	6,069	4,380

SonaCare Medical, LLC (pka US HIFUM LLC)(11)(14) 801 E. Morehead St., Suite 201 Charlotte, NC 28202	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,167	5,307	5,390

United Orthopedic Group, Inc.(14) 5796 Armada Dr Carlsbad, CA 92008	Medical Devices & Equipment	Senior Secured	July 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$25,000	24,898	24,898

ViewRay, Inc.(13)(15) 2 Thermo Fisher Way Oakwood Village, OH 44146	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,047	14,585	14,585

Subtotal: 1-5 Years Maturity						91,911	89,937

Subtotal: Medical Devices & Equipment (13.79%)*						92,411	90,101

Semiconductors
Under 1 Year Maturity

Achronix Semiconductor 2953 Bunker Hill Lane, Suite 101 Santa Clara, CA 95054	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$809	804	804

Subtotal: Under 1 Year Maturity						804	804

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity

Avnera Corporation(14) 12730 High Bluff Drive Suite 160 San Diego, CA 92130	Semiconductors	Senior Secured	April 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	$4,924	$4,924

SiTime Corporation(14)(15) 990 Almanor Avenue Sunnyvale, CA 94085	Semiconductors	Senior Secured	September 2016	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,500	3,504	3,526

Subtotal: 1-5 Years Maturity						8,428	8,450

Subtotal: Semiconductors (1.42%)						9,232	9,254

Software
Under 1 Year Maturity

Clickfox, Inc.(15) 3445 Peachtree Road, Suite 450 Atlanta, GA 30326	Software	Senior Secured	September 2014	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	1,987	1,973

StartApp, Inc.(14) 10a Giborei Israel Street Netanya, Israel 42505	Software	Senior Secured	December 2014	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$200	193	193

Touchcommerce, Inc.(15) 30504 Agoura Road Agoura Hills, CA 91301	Software	Senior Secured	December 2014	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$3,511	3,481	3,356

Subtotal: Under 1 Year Maturity						5,661	5,522

1-5 Years Maturity

Clickfox, Inc.(15) 3445 Peachtree Road, Suite 450 Atlanta, GA 30326	Software	Senior Secured	November 2015	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,152	4,911	4,911

Hillcrest Laboratories, Inc.(15) 15245 Shady Grove Road, Suite 400 Rockville, MD 20850	Software	Senior Secured	July 2015	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,270	2,249	2,252

Knowledge Adventure, Inc.(14)(15) 2377 Crenshaw Blvd Suite 302 Torrance, CA 90501	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$11,750	11,598	11,598

Mobile Posse, Inc.(14)(15) 1320 Old Chain Bridge Rd, Suite 240 McLean, VA 22101	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$3,896	3,804	3,883

Neos Geosolutions, Inc.(14)(15) 6210 Stoneridge Mall , Suite 450 Pleasanton, CA 94588	Software	Senior Secured	May 2016	Interest rate PRIME + 5.75% or Floor rate of 10.50%	$3,427	3,488	3,427

Sonian, Inc.(14)(15) 100 Crescent Road Needham, MA 02494	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,362	5,362

StartApp, Inc. 10a Giborei Israel Street Netanya, Israel 42505	Software	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$3,500	3,521	3,554

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Touchcommerce, Inc.(15) 30504 Agoura Road Agoura Hills, CA 91301	Software	Senior Secured	June 2017	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$5,000	$4,690	$4,840

Subtotal: 1-5 Years Maturity						39,623	39,828

Subtotal: Software (6.94%)*						45,284	45,349

Specialty Pharmaceuticals
1-5 Years Maturity

Cranford Pharmaceuticals, LLC(13)(14)(15) 11 Commerce Drive Cranford, NJ 07016	Specialty Pharmaceuticals	Senior Secured	February 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%, PIK Interest of 1.35%	$18,017	17,711	17,711
	Specialty Pharmaceuticals	Senior Secured	August 2015	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$2,500	2,446	2,446

Total Cranford Pharmaceuticals, LLC					$20,517	20,157	20,157

Rockwell Medical, Inc.(14)(15) 30142 Wixom Road Wixom, MI 48393	Specialty	Senior Secured	March 2017	Interest rate PRIME + 9.25% or Floor rate of 12.50%	$20,000	20,183	20,060

Subtotal: 1-5 Years Maturity						40,340	40,217

Subtotal: Specialty Pharmaceuticals (6.16%)*						40,340	40,217

Surgical Devices
1-5 Years Maturity

Transmedics, Inc.(11)(14) 200 Minuteman Road, Suite 302 Andover, MA 01810	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED + 12.95%	$7,250	7,111	7,111

Subtotal: 1-5 Years Maturity						7,111	7,111

Subtotal: Surgical Devices (1.09%)*						7,111	7,111

Total Debt (122.20%)*						814,977	798,359

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Equity
Biotechnology Tools

NuGEN Technologies, Inc.(15) 201 Industrial Road, Suite 310 San Carlos, CA 94070	Biotechnology Tools	Equity	0.88%	Preferred Series C	189,394	$500	$476

Subtotal: Biotechnology Tools (0.07%)*						500	476

Energy Technology

SCIEnergy, Inc.	Energy Technology	Equity	0.09%	Preferred Series 1	385,000	761	29
4099 McEwen, Suite 420
Dallas, TX 75244

Subtotal: Energy Technology (0.00%)*						761	29

Communications & Networking

GlowPoint, Inc.(3) 430 Mountain Avenue, Suite 301 Murray Hill, NJ 07974	Communications & Networking	Equity	0.32%	Common Stock	114,192	102	192

Peerless Network, Inc.	Communications & Networking	Equity	3.23%	Preferred Series A	1,000,000	1,000	3,201
222 South Riverside Plaza, Suite 2730
Chicago, IL 60606

Stoke, Inc.(15)	Communications & Networking	Equity	0.22%	Preferred Series E	152,905	500	215
5403 Betsy Ross Drive
Santa Clara, CA 95054

Subtotal: Communications & Networking (0.55%)*						1,602	3,608

Consumer & Business Products

Caivis Acquisition Corporation(15)	Consumer & Business Products	Equity	0.75%	Common Stock	295,861	819	597
1000 Wisconsin Avenue N.W.
Washington, DC 20007

IPA Holdings, LLC	Consumer & Business Products	Equity	1.67%	LLC Interest	500,000	500	830
1105 Satellite Blvd., Suite 300
Suwanee, GA 30024

Market Force Information, Inc.	Consumer & Business Products	Equity	0.58%	Preferred Series B	187,970	500	500
PO Box 270355
Louisville, CO 80027

Subtotal: Consumer & Business Products (0.30%)*						1,819	1,927

Diagnostic

Singulex, Inc.	Diagnostic	Equity	1.10%	Common Stock	937,998	750	750
1701 Harbor Way Parkway, Suite 200
Alameda, CA 94502

Subtotal: Diagnostic (0.11%)*						750	750

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Drug Delivery

AcelRx Pharmaceuticals, Inc.(3)(10)(15)	Drug Delivery	Equity	0.13%	Common Stock	54,240	$108	$642
575 Chespeake Drive
Redwood City, CA 94063

Merrion Pharmceuticals, Plc(3)(5)(10)	Drug Delivery	Equity	0.11%	Common Stock	20,000	9	—
3200 Lake Drive, Citywest Business Campus
Dublin, Ireland 24

Neos Therapeutics, Inc.(15)	Drug Delivery	Equity	1.46%	Preferred Series C	300,000	1,500	1,505
2940 N. Highway 360 Suite 100
Grand Prarie, TX 75050

Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Equity	0.22%	Common Stock	41,570	500	129
1003 W. Cutting Blvd, Suite 110
Richmond, CA 94804

Subtotal: Drug Delivery (0.35%)*						2,117	2,276

Drug Discovery & Development

Acceleron Pharma, Inc.(3)(15) 128 Sidney Street Cambridge, MA 02139	Drug Discovery & Development	Equity	0.84%	Common Stock	262,786	1,505	9,030

Aveo Pharmaceuticals, Inc.(3)(10)(15)	Drug Discovery & Development	Equity	0.32%	Common Stock	167,864	841	251
650 E Kendall Street
Cambridge, MA 02142

Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Equity	0.80%	Common Stock	142,858	1,000	4,036
480 Arsenal Street, Building 1, Suite 120
Watertown, MA 02472

Inotek Pharmaceuticals Corporation	Drug Discovery & Development	Equity	0.07%	Common Stock	15,334	1,500	—
131 Hartwell Ave, Suite 105
Lexington, MA 02421

Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	0.82%	Common Stock	848,591	3,213	4,122
One Kendall Square, Suite B7201
Cambridge, MA 02139

Paratek Pharmaceuticals, Inc. 75 Kneeland Street Boston, MA 02111	Drug Discovery & Development	Equity	0.01%	Common Stock	2,882	5	—
	Drug Discovery & Development	Equity	0.30%	Preferred Series A	167,468	1,126	—

Total Paratek Pharmaceuticals, Inc.					170,350	1,131	—

Subtotal: Drug Discovery & Development (2.67%)*						9,190	17,439

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Information Services

Good Technologies, Inc. (pka Visto Corporation)(15) 430 N. Mary Avenue, Suite 200 Sunnyvale, CA 94085	Information Services	Equity	0.17%	Common Stock	500,000	$604	$—

Subtotal: Information Services (0.00%)*						604	—

Internet Consumer & Business Services

Blurb, Inc.(15) 580 California St, Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Equity	0.43%	Preferred Series B	220,653	174	365

Philotic, Inc. 548 4th street San Francisco, CA 94107	Internet Consumer & Business Services	Equity	0.05%	Common Stock	8,121	93	—

Progress Financial 171 Constitution Drive Menlo Park, CA 94025	Internet Consumer & Business Services	Equity	0.11%	Preferred Series G	218,351	250	267

Trulia, Inc.(3) 116 New Montgomery Street, Suite 300 San Francisco, CA 94105	Internet Consumer & Business Services	Equity	0.08%	Common Stock	29,340	141	951

Subtotal: Internet Consumer & Business Services (0.25%)*						658	1,583

Media/Content/Info

Everyday Health, Inc. (pka Waterfront Media, Inc.)(3) 345 Hudson Street, 16th Floor New York, NY 10014	Media/Content/Info	Equity	1.75%	Common Stock	97,060	1,000	1,358

Subtotal: Media/Content/Info (0.21%)*						1,000	1,358

Medical Devices & Equipment

Gelesis, Inc.(6)(15) 500 Boylston Street, Suite 1600 Boston, MA 02116	Medical Devices & Equipment	Equity	5.80%	LLC Interest	2,024,092	925	492

Medrobotics Corporation(15) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Equity	0.18%	Preferred Series E	136,798	250	288

Novasys Medical, Inc. 39684 Eureka Drive Newark, CA 94560	Medical Devices & Equipment	Equity	1.48%	Preferred Series D-1	4,118,444	1,000	—

Optiscan Biomedical, Corp.(6)(15) 21021 Corsair Blvd. Hayward, CA 94545	Medical Devices & Equipment	Equity	0.89%	Preferred Series B	6,185,567	3,000	440
	Medical Devices & Equipment	Equity	0.28%	Preferred Series C	1,927,309	655	145
	Medical Devices & Equipment	Equity	5.94%	Preferred Series D	41,352,489	3,945	4,211

Total Optiscan Biomedical, Corp.					49,465,365	7,600	4,796

Subtotal: Medical Devices & Equipment (0.85%)*						9,775	5,576

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Software

Atrenta, Inc.	Software	Equity	0.89%	Preferred Series C	1,196,845	$986	$1,953
2077 Gateway Place, Suite 300	Software	Equity	0.47%	Preferred Series D	635,513	508	1,151
San Jose, CA 95110

Total Atrenta, Inc.					1,832,358	1,494	3,104

Box, Inc.(15)	Software	Equity	0.25%	Preferred Series B	271,070	251	4,955
4440 El Camino Real	Software	Equity	0.54%	Preferred Series C	589,844	872	10,782
Los Altos, CA 94022	Software	Equity	0.15%	Preferred Series D	158,133	500	2,891
	Software	Equity	0.17%	Preferred Series D-1	186,766	1,694	3,414
	Software	Equity	0.20%	Preferred Series D-2	220,751	2,001	4,035
	Software	Equity	0.04%	Preferred Series E	38,183	500	698

Total Box, Inc.					1,464,747	5,818	26,775

CapLinked, Inc.	Software	Equity	0.47%	Preferred Series A-3	53,614	51	88
2221 Park Place
El Segundo, CA 90245

ForeScout Technologies, Inc.	Software	Equity	0.64%	Preferred Series D	319,099	398	940
900 E. Hamilton Avenue, Suite 300
Campbell, CA 95008

HighRoads, Inc.	Software	Equity	0.85%	Preferred Series B	190,170	307	300
3 Burlington Woods Dr
Burlington, MA 01803

Subtotal: Software (4.78%)*						8,068	31,207

Specialty Pharmaceuticals

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	0.24%	Preferred Series E	241,829	750	—
777 East Eisenhower Parkway, Suite 100	Specialty Pharmaceuticals	Equity	0.03%	Preferred Series E-1	26,955	—	—
Ann Arbor, MI 48108	Specialty Pharmaceuticals	Equity	4.62%	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company					4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*						750	—

Surgical Devices

Gynesonics, Inc.(15)	Surgical Devices	Equity	0.16%	Preferred Series B	219,298	250	78
604 5th Ave, Suite D	Surgical Devices	Equity	0.47%	Preferred Series C	656,538	282	129
Redwood City, CA 94063	Surgical Devices	Equity	1.15%	Preferred Series D	1,621,553	580	804

Total Gynesonics, Inc.					2,497,389	1,112	1,011

Transmedics, Inc.	Surgical Devices	Equity	0.24%	Preferred Series B	88,961	1,100	315
200 Minuteman Road, Suite 302	Surgical Devices	Equity	0.32%	Preferred Series C	119,999	300	211
Andover, MA 01810	Surgical Devices	Equity	0.69%	Preferred Series D	260,000	650	923

Total Transmedics, Inc					468,960	2,050	1,449

Subtotal: Surgical Devices (0.38%)*						3,162	2,460

Total Equity (10.52%)*						40,756	68,689

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Warrant
Biotechnology Tools

Labcyte, Inc.(15) 1190 Borregas Avenue Sunnyvale, CA 94089	Biotechnology Tools	Warrant	0.87%	Preferred Series C	1,127,624	$323	$129

Subtotal: Biotechnology Tools (0.02%)*						323	129

Energy Technology

Agrivida, Inc.(15) 200 Boston Avenue Medford, MA 02155	Energy Technology	Warrant	0.30%	Preferred Series C	77,447	120	285

Alphabet Energy, Inc.(15) 26225 Eden Landing Road, Suite D Hayward, CA 94545	Energy Technology	Warrant	0.39%	Preferred Series A	86,329	82	139

American Superconductor Corporation(3) 64 Jackson Rd Devens, MA 01434	Energy Technology	Warrant	0.75%	Common Stock	512,820	391	152

Brightsource Energy, Inc.(15) 1999 Harrison Street, Suite 2150 Oakland, CA 94612	Energy Technology	Warrant	0.33%	Preferred Series 1	175,000	779	135

Calera, Inc.(15) 100 Albright Way, Suite A Los Gatos, CA 95032	Energy Technology	Warrant	0.17%	Preferred Series C	44,529	513	—

EcoMotors, Inc.(15) 17000 Federal Dr., Suite 200 Allen Park, MI 48101	Energy Technology	Warrant	0.82%	Preferred Series B	437,500	308	498

Fluidic, Inc. 8455 North 90th Street, Suite 4 Scottsdale, AZ 85258	Energy Technology	Warrant	0.16%	Preferred Series C	59,665	102	79

Fulcrum Bioenergy, Inc. 4900 Hopyard Road, Suite 220 Pleasanton, CA 94588	Energy Technology	Warrant	0.28%	Preferred Series C-1	280,897	274	185

Glori Energy, Inc.(12) 4315 South Drive Houston, TX 77053	Energy Technology	Warrant	0.18%	Preferred Series C	145,932	165	54

GreatPoint Energy, Inc.(15) 222 Third Street, Suite 2163 Cambridge, MA 02142	Energy Technology	Warrant	0.12%	Preferred Series D-1	393,212	548	—

Polyera Corporation(15) 8045 Lamon Avenue, #140 Skokie, IL 60077	Energy Technology	Warrant	0.56%	Preferred Series C	161,575	69	48

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Propel Fuels(15) 503 Whipple Ave Redwood City, CA 94063	Energy Technology	Warrant	1.06%	Preferred Series C	3,200,000	$211	$141

SCIEnergy, Inc. 4099 McEwen, Suite 420 Dallas, TX 75244	Energy Technology	Warrant	0.13%	Common Stock	530,811	181	—
	Energy Technology	Warrant	0.04%	Preferred Series 1	145,811	50	—

Total SCI Energy, Inc.					676,622	231	—

Scifiniti (pka Integrated Photovoltaics, Inc.)(15) 51 Daggett Drive San Jose, CA 95134	Energy Technology	Warrant	0.60%	Preferred Series B	390,000	82	83

Solexel, Inc.(15) 1530 McCarthy Blvd. Milpitas, CA 95035	Energy Technology	Warrant	0.76%	Preferred Series C	1,171,625	1,162	553

Stion Corporation(6) 6321 San Ignacio Avenue San Jose, CA 95119	Energy Technology	Warrant	7.89%	Preferred Series Seed	2,154	1,378	1,495

TAS Energy, Inc. 6110 Cullen Blvd. Houston, TX 77021	Energy Technology	Warrant	2.30%	Preferred Series F	428,571	299	419

TPI Composites, Inc. 8501 N Scottsdale Rd, Gainey Center II, Suite 280 Scottsdale, AZ 85253	Energy Technology	Warrant	0.64%	Preferred Series B	160	273	425

Trilliant, Inc.(15) 1100 Island Drive Redwood City, CA 94065	Energy Technology	Warrant	0.13%	Preferred Series A	320,000	162	7

Subtotal: Energy Technology (0.71%)*						7,149	4,698

Communications & Networking

Intelepeer, Inc.(15) 177 Bovet Road, Suite 400 San Mateo, CA 94402	Communications & Networking	Warrant	0.25%	Preferred Series C	117,958	101	94

OpenPeak, Inc. 1750 Clint Moore Road Boca Raton, FL 33487	Communications & Networking	Warrant	0.47%	Common Stock	108,982	149	174

PeerApp, Inc. 375 Elliot Street, Suite 150K Newton Upper Falls, MA 02464	Communications & Networking	Warrant	0.42%	Preferred Series B	298,779	61	46

Peerless Network, Inc. 222 South Riverside Plaza, Suite 2730 Chicago, IL 60606	Communications & Networking	Warrant	0.44%	Preferred Series A	135,000	95	330

Ping Identity Corporation 1001 17th Street, Suite 100 Denver, CO 80202	Communications & Networking	Warrant	0.58%	Preferred Series B	1,136,277	52	109

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Spring Mobile Solutions, Inc. 11710 Plaza America Drive, Suite 420 Reston, VA 20190	Communications & Networking	Warrant	0.97%	Preferred Series D	2,834,375	$418	$559

Stoke, Inc.(15) 5403 Betsy Ross Drive Santa Clara, CA 95054	Communications & Networking	Warrant	0.22%	Preferred Series C	158,536	53	1
	Communications & Networking	Warrant	0.17%	Preferred Series D	118,181	65	1

Total Stoke, Inc.					276,717	118	2

Subtotal: Communications & Networking (0.20%)*						994	1,314

Consumer & Business Products

Intelligent Beauty, Inc.(15) 2301 Rosecrans Ave, Suite 4100 Manhattan Beach, CA 90245	Consumer & Business Products	Warrant	0.35%	Preferred Series B	190,234	230	708

IPA Holdings, LLC 1105 Satellite Blvd., Suite 300 Suwanee, GA 30024	Consumer & Business Products	Warrant	2.17%	Common Stock	650,000	275	517

Market Force Information, Inc. PO Box 270355 Louisville, CO 80027	Consumer & Business Products	Warrant	0.31%	Preferred Series A	99,286	24	30

Subtotal: Consumer & Business Products (0.08%)*						529	1,255

Diagnostic

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)(15) 425 Metro Place North, Suite 300 Dublin, OH 43017-1367	Diagnostic	Warrant	0.22%	Common Stock	333,333	244	108

Subtotal: Diagnostic (0.02%)*						244	108

Drug Delivery

AcelRx Pharmaceuticals, Inc.(3)(10)(15) 575 Chespeake Drive Redwood City, CA 94063	Drug Delivery	Warrant	0.41%	Common Stock	176,730	786	983

Alexza Pharmaceuticals, Inc.(3) 2091 Stierlin Court Mountain View, CA 94303	Drug Delivery	Warrant	0.22%	Common Stock	37,639	645	—

BIND Therapeutics, Inc.(3)(15) 325 Vassar St Cambridge, MA 02139	Drug Delivery	Warrant	0.43%	Common Stock	71,359	366	141

Celsion Corporation(3) 997 Lenox Drive, Suite 100 Lawrenceville, NJ 08648	Drug Delivery	Warrant	0.57%	Common Stock	97,493	227	210

Dance Biopharm, Inc.(15) 150 North Hill Drive, Suite 24 Brisbane, CA 94005	Drug Delivery	Warrant	0.39%	Preferred Series A	97,701	74	159

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

kaleo, Inc. 111 Virginia St, Ste 300 Richmond, VA 23219	Drug Delivery	Warrant	0.51%	Preferred Series B	82,500	$594	$1,062

Neos Therapeutics, Inc.(15) 2940 N. Highway 360 Suite 100 Grand Prarie, TX 75050	Drug Delivery	Warrant	0.29%	Preferred Series C	60,000	113	113

Revance Therapeutics, Inc.(3) 7555 Gateway Blvd Newark, CA 94560	Drug Delivery	Warrant	0.29%	Common Stock	53,511	557	477
Transcept Pharmaceuticals, Inc.(3) 1003 W. Cutting Blvd, Suite 110 Richmond, CA 94804	Drug Delivery	Warrant	0.33%	Common Stock	61,452	87	2

Subtotal: Drug Delivery (0.48%)*						3,449	3,147

Drug Discovery & Development

Acceleron Pharma, Inc.(3)(15) 128 Sidney Street Cambridge, MA 02139	Drug Discovery & Development	Warrant	0.04%	Common Stock	11,611	39	249

ADMA Biologics, Inc.(3) 465 Route 17 South Ramsey, NJ 07446	Drug Discovery & Development	Warrant	0.72%	Common Stock	66,550	218	170

Anthera Pharmaceuticals, Inc.(3)(15) 25801 Industrial Blvd, Suite B Hayward, CA 94545	Drug Discovery & Development	Warrant	0.20%	Common Stock	40,178	984	4

Cempra, Inc.(3) Building Two Quadrangle, 6320 Quadrangle Drive, Suite 360 Chapel Hill, NC 27517	Drug Discovery & Development	Warrant	0.42%	Common Stock	138,797	458	604

Chroma Therapeutics, Ltd.(5)(10) 93 Innovation Drive, Milton Park Abingdon Oxon, UK OX14 4RZ	Drug Discovery & Development	Warrant	0.61%	Preferred Series D	325,261	490	500

Cleveland BioLabs, Inc.(3) 73 High Street Buffalo, NY 14203	Drug Discovery & Development	Warrant	0.31%	Common Stock	156,250	105	31

Concert Pharmaceuticals, Inc.(3) 99 Hayden Avenue, Suite 100 Lexington, MA 02421-7966	Drug Discovery & Development	Warrant	0.40%	Common Stock	70,796	367	202

Coronado Biosciences, Inc.(3) 24 New England Executive Park, Suite 105 Burlington, MA 01803	Drug Discovery & Development	Warrant	0.16%	Common Stock	73,009	142	44

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Dicerna Pharmaceuticals, Inc.(3)(15) 480 Arsenal Street, Building 1, Suite 120 Watertown, MA 02472	Drug Discovery & Development	Warrant	0.00%	Common Stock	200	$28	$—

Horizon Pharma, Inc.(3) 520 Lake Cook Road, Suite 520 Deerfield, IL 60015	Drug Discovery & Development	Warrant	0.03%	Common Stock	22,408	231	46

uniQure B.V.(3)(5)(10) PO Box 22506 Amsterdam, Netherlands 1100 DA	Drug Discovery & Development	Warrant	0.21%	Common Stock	37,174	218	202

Subtotal: Drug Discovery & Development (0.31%)*						3,280	2,052

Electronics & Computer Hardware

Clustrix, Inc. 201 Mission Street, Suite 800 San Francisco, CA 94105	Electronics & Computer Hardware	Warrant	0.32%	Common Stock	50,000	12	18

Identive Group, Inc.(3) 1900-B Carnegie Avenue, Building B Santa Ana, CA 92705	Electronics & Computer Hardware	Warrant	1.27%	Common Stock	992,084	247	467

Subtotal: Electronics & Computer Hardware (0.07%)*						259	485

Healthcare Services, Other

MDEverywhere, Inc. 230 Third Avenue Waltham, MA 02451	Healthcare Services, Other	Warrant	0.45%	Common Stock	129	94	33

Subtotal: Healthcare Services, Other (0.01%)*						94	33

Information Services

Cha Cha Search, Inc.(15) 14550 Clay Terrace Blvd., Suite 130 Carmel, IN 46032	Information Services	Warrant	0.21%	Preferred Series G	48,232	59	10

InXpo, Inc.(15) 770 N Halsted Street, Suite 6s Chicago, IL 60642	Information Services	Warrant	0.60%	Preferred Series C	648,400	98	30
	Information Services	Warrant	0.54%	Preferred Series C-1	582,015	49	27

Total InXpo, Inc.					1,230,415	147	57

Jab Wireless, Inc.(15) 400 Inverness Parkway, Suite 330 Englewood, CO 80112	Information Services	Warrant	0.78%	Preferred Series A	266,567	265	282

RichRelevance, Inc.(15) 533 Folsom Street, 4th Floor San Francisco, CA 94107	Information Services	Warrant	0.13%	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.16%)*						569	349

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Internet Consumer & Business Services

Blurb, Inc.(15) 580 California St, Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Warrant	0.43%	Preferred Series B	218,684	$299	$108
	Internet Consumer & Business Services	Warrant	0.46%	Preferred Series C	234,280	636	183

Total Blurb, Inc.					452,964	935	291

CashStar, Inc.(15) 129 Middle Street, 2nd Floor Portland, ME 04101	Internet Consumer & Business Services	Warrant	0.56%	Preferred Series C-2	727,272	130	70

Gazelle, Inc.(15) 25 Thomson Place, 3rd floor Boston, MA 02210	Internet Consumer & Business Services	Warrant	0.80%	Preferred Series D	151,827	165	—

Just Fabulous, Inc. 2301 Rosecrans Avenue, Fifth Floor El Segundo, CA 90245	Internet Consumer & Business Services	Warrant	0.32%	Preferred Series B	137,456	589	1,095

Prism Education Group, Inc.(15) 233 Needham Street, Suite 580 Newton, MA 02464	Internet Consumer & Business Services	Warrant	0.81%	Preferred Series B	200,000	43	—

Progress Financial 171 Constitution Drive Menlo Park, CA 94025	Internet Consumer & Business Services	Warrant	0.08%	Preferred Series G	174,562	77	53

Reply! Inc. 12667 Alcosta Blvd., Suite 200 San Ramon, CA 94583	Internet Consumer & Business Services	Warrant	0.84%	Preferred Series B	137,225	320	144

ShareThis, Inc.(15) 4009 Miranda Avenue, Suite 200 Palo Alto, CA 94304-1227	Internet Consumer & Business Services	Warrant	0.96%	Preferred Series C	493,502	547	250

Tectura Corporation 4309 Hacienda Drive, Suite 550 Pleasanton, CA 94588	Internet Consumer & Business Services	Warrant	0.22%	Preferred Series B-1	253,378	51	—

WaveMarket, Inc. 5858 Landregan Street Emeryville, CA 94608	Internet Consumer & Business Services	Warrant	0.34%	Preferred Series B-1	1,083,779	106	74

Subtotal: Internet Consumer & Business Services (0.30%)						2,963	1,977

Media/Content/Info

Everyday Health, Inc. (pka Waterfront Media, Inc.)(3) 345 Hudson Street, 16th Floor New York, NY 10014	Media/Content/Info	Warrant	1.32%	Common Stock	73,345	60	500

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Glam Media, Inc.(15) 2000 Sierra Point Pkwy, Suite 1000 Brisbane, CA 94005	Media/Content/Info	Warrant	0.17%	Preferred Series D	407,457	$482	$—
Rhapsody International Inc.(15) 1420 Fifth Avenue Suite 1500 Seattle, WA 98101	Media/Content/Info	Warrant	0.58%	Common Stock	715,755	384	385
Zoom Media and Marketing 112 Madison Avenue 8th floor New York, NY 10016	Media/Content/Info	Warrant	0.46%	Preferred Series A	1,204	348	285

Subtotal: Media/Content/Info (0.18%)*						1,274	1,170

Medical Devices & Equipment

Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	1.84%	Common Stock	882,353	440	319
655 River Oaks Pkwy
San Jose, CA 95134

Gelesis, Inc.(6)(15)	Medical Devices & Equipment	Warrant	0.76%	LLC Interest	263,688	78	5
500 Boylston Street, Suite 1600
Boston, MA 02116

Home Dialysis Plus	Medical Devices & Equipment	Warrant	0.57%	Preferred Series A	300,000	245	313
257 Humboldt Ct.
Sunnyvale, CA 94089

InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Warrant	0.49%	Common Stock	168,351	242	221
4 Menorat Hamaor Street
Tel Aviv, Israel 67448

Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	0.59%	Preferred Series E	455,539	370	339
475 Paramount Drive
Raynham, MA 02767

MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	1.33%	Common Stock	693,202	401	82
50 South Buckhout Street, Suite 1
Irvington, NY 10533

NetBio, Inc.	Medical Devices & Equipment	Warrant	0.86%	Common Stock	2,568	408	243
830 Winter Street
Waltham, MA 02451

NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	0.55%	Preferred Series A-1	587,840	170	253
1 Kendall Square, B7501
Cambridge, MA 02139

Novasys Medical, Inc. 39684 Eureka Drive Newark, CA 94560	Medical Devices & Equipment	Warrant	0.04%	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	0.19%	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	0.02%	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.					689,896	133	—

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Warrant	1.51%	Preferred Series D	10,535,275	$1,252	$235
21021 Corsair Blvd.
Hayward, CA 94545

Oraya Therapeutics, Inc. 8000 Jarvis Ave Newark, CA 94560	Medical Devices & Equipment	Warrant	0.12%	Common Stock	95,498	66	—
	Medical Devices & Equipment	Warrant	0.92%	Preferred Series C-1	716,948	676	—

Total Oraya Therapeutics, Inc.					812,446	742	—

SonaCare Medical, LLC (pka US HIFUM LLC)	Medical Devices & Equipment	Warrant	0.57%	Preferred Series A	409,704	188	214
801 E. Morehead St., Suite 201
Charlotte, NC 28202

United Orthopedic Group, Inc.	Medical Devices & Equipment	Warrant	2.10%	Preferred Series A	423,076	608	820
5796 Armada Dr
Carlsbad, CA 92008

ViewRay, Inc.(15)	Medical Devices & Equipment	Warrant	0.45%	Preferred Series C	312,500	333	340
2 Thermo Fisher Way
Oakwood Village, OH 44146

Subtotal: Medical Devices & Equipment (0.52%)*						5,610	3,384

Semiconductors

Achronix Semiconductor Corporation	Semiconductors	Warrant	0.48%	Preferred Series C	360,000	160	189
2953 Bunker Hill Lane, Suite 101
Santa Clara, CA 95054

Avnera Corporation	Semiconductors	Warrant	0.21%	Preferred Series E	102,958	14	14
12730 High Bluff Drive Suite 160
San Diego, CA 92130

SiTime Corporation(15)	Semiconductors	Warrant	0.10%	Preferred Series G	195,683	23	7
990 Almanor Avenue
Sunnyvale, CA 94085

Subtotal: Semiconductors (0.03%)*						197	210

Software

Atrenta, Inc.	Software	Warrant	0.29%	Preferred Series D	392,670	121	361
2077 Gateway Place, Suite 300
San Jose, CA 95110

Braxton Technologies, LLC	Software	Warrant	0.63%	Preferred Series A	168,750	188	—
6 North Tejon Street, Suite 220
Colorado Springs, CO 80903

Central Desktop, Inc.(15)	Software	Warrant	1.79%	Preferred Series B	522,769	108	289
129 N Hill Ave #202
Pasadena, CA 91106

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

Clickfox, Inc.(15) 3445 Peachtree Road, Suite 450 Atlanta, GA 30326	Software	Warrant	1.48%	Preferred Series B	1,038,563	$329	$523
	Software	Warrant	0.84%	Preferred Series C	592,019	730	380

Total Clickfox, Inc.					1,630,582	1,059	903

Daegis Inc. (pka Unify Corporation)(3)(15)	Software	Warrant	4.39%	Common Stock	718,860	1,434	99
600 E. Las Colinas Blvd, Suite 1500
Irving, TX 75039

ForeScout Technologies, Inc.	Software	Warrant	0.16%	Preferred Series E	80,587	41	116
900 E. Hamilton Avenue, Suite 300
Campbell, CA 95008

Hillcrest Laboratories, Inc.(15)	Software	Warrant	0.70%	Preferred Series E	1,865,650	55	153
15245 Shady Grove Road, Suite 400
Rockville, MD 20850

Knowledge Adventure, Inc.(15)	Software	Warrant	0.43%	Preferred Series E	550,781	15	15
2377 Crenshaw Blvd Suite 302
Torrance, CA 90501

Mobile Posse, Inc.(15)	Software	Warrant	1.15%	Preferred Series C	396,430	129	118
1320 Old Chain Bridge Rd, Suite 240
McLean, VA 22101

Neos Geosolutions, Inc.(15)	Software	Warrant	0.23%	Preferred Series 3	221,150	22	—
6210 Stoneridge Mall , Suite 450
Pleasanton, CA 94588

Sonian, Inc.(15)	Software	Warrant	0.54%	Preferred Series C	185,949	106	83
100 Crescent Road
Needham, MA 02494

SugarSync, Inc.(15)	Software	Warrant	0.41%	Preferred Series CC	332,726	78	101
1810 Gateway Drive, Suite 200	Software	Warrant	0.13%	Preferred Series DD	107,526	34	34
San Mateo, CA 94404

Total SugarSync, Inc.					440,252	112	135

Touchcommerce, Inc.(15)	Software	Warrant	0.68%	Preferred Series E	992,595	252	187
30504 Agoura Road
Agoura Hills, CA 91301

White Sky, Inc.(15)	Software	Warrant	0.34%	Preferred Series B-2	124,295	54	1
526 Clyde Avenue
Mountain View, CA 94043

Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

WildTangent, Inc.(15)	Software	Warrant	0.17%	Preferred Series 3	100,000	$238	$61
18578 NE 67th Court, Building 5
Redmond, WA 98052

Subtotal: Software (0.39%)*						3,934	2,521
Specialty Pharmaceuticals

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	0.15%	Preferred Series	155,324	307	—
777 East Eisenhower Parkway, Suite 100
Ann Arbor, MI 48108

Subtotal: Specialty Pharmaceuticals (0.00%)*						307	—

Surgical Devices

Gynesonics, Inc.(15)	Surgical Devices	Warrant	0.13%	Preferred Series C	180,480	75	29
604 5th Ave, Suite D	Surgical Devices	Warrant	1.12%	Preferred Series D	1,575,965	320	406
Redwood City, CA 94063

Total Gynesonics, Inc.					1,756,445	395	435

Transmedics, Inc. 200 Minuteman Road, Suite 302 Andover, MA 01810	Surgical Devices	Warrant	0.11%	Preferred Series B	40,436	225	7
	Surgical Devices	Warrant	0.47%	Preferred Series D	175,000	100	340

Total Transmedics, Inc.					215,436	325	347

Subtotal: Surgical Devices (0.12%)*						720	782

Total Warrant (3.60%)*						31,895	23,614

Total Investments (136.32%)*						887,628	890,662

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $47.2 million, $45.8 million and $1.4 million respectively. The tax cost of investments is $885.7 million.
(3)	Except for warrants in twenty-four publicly traded companies and common stock in ten publicly traded companies, all investments are restricted at March 31, 2014 and were valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% of the voting securities of the company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at March 31, 2014, and is therefore considered non-income producing.
(9)	Denotes that all or a portion of the debt investment is convertible senior debt.
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Subsequent to March 31, 2014, this company completed a reverse merger. Note that the March 31, 2014 fair value does not reflect any potential impact of the conversion of our preferred shares to the new entity.
(13)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(14)	Denotes that all or a portion of the debt investment includes an exit fee receivable.
(15)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004 and as of March 31, 2014. The information as of December 31, 2009 has been derived from our audited financial statements as of and for the period ended December 31, 2009, which has been audited by Ernst & Young LLP, our former independent registered public accounting firm. The information as of December 31, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The supplementary report of Ernst & Young LLP on the senior securities information as of December 31, 2009 is attached as an exhibit to the registration statement of which this prospectus is a part. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit
Bridge Loan Credit Facility with Alcmene Funding L.L.C.(3)
31-Dec-04	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	—	—	N/A
December 31, 2011	—	—	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014 (as of March 31, 2014, unaudited)	—	—	N/A
Securitized Credit Facility with Wells Fargo Capital Finance(3)
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014 (as of March 31, 2014, unaudited)	—	—	N/A
Securitized Credit Facility with Union Bank, NA(3)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012	—	—	N/A
December 31, 2013	—	—	N/A
December 31, 2014 (as of March 31, 2014, unaudited)	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit
Small Business Administration Debentures (HT II)(3)(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014 (as of March 31, 2014, unaudited)	$41,200,000	$28,141	N/A
Small Business Administration Debentures (HT III)(3)(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014 (as of March 31, 2014, unaudited)	$149,000,000	$7,781	N/A
Senior Convertible Notes
December 31, 2011	$70,352,983	$10,623	$885
December 31, 2012	$71,435,783	$15,731	$1,038
December 31, 2013	$72,518,583	$16,847	$1,403
December 31, 2014 (as of March 31, 2014, unaudited)	$72,789,283	$15,928	$1,213
April 2019 Notes Payable
December 31, 2012	$84,489,500	$13,300	$986
December 31, 2013	$84,489,500	$14,460	$1,021
December 31, 2014 (as of March 31, 2014, unaudited)	$84,489,500	$13,722	$1,035
September 2019 Notes Payable
December 31, 2012	$85,875,000	$13,086	$1,003
December 31, 2013	$85,875,000	$14,227	$1,016
December 31, 2014 (as of March 31, 2014, unaudited)	$85,875,000	$13,501	$1,030
Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000
December 31, 2013	$89,556,972	$13,642	$1,004
December 31, 2014 (as of March 31, 2014, unaudited)	$63,781,949	$18,178	$1,003

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(5)	Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of four members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and three who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	50	Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas	61	Director
Joseph W. Chow(2)	61	Director
Allyn C. Woodward, Jr.	73	Director

Executive Officers:
Jessica Baron	39	Vice President of Finance and Chief Financial Officer
Scott Bluestein	36	Chief Investment Officer
Michael Penney	37	General Counsel, Chief Compliance Officer and Secretary
Parag I. Shah	42	Senior Managing Director and Life Sciences Group Head

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.
(2)	Mr. Chow has notified the board that he will not stand for re-election at our 2014 annual meeting of shareholders.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board. This provides the Board, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Interested Directors

Mr. Henriquez is an “interested director” because he is our Chairman and Chief Executive Officer.

Manuel A. Henriquez is a co-founder of Hercules and has been our Chairman and Chief Executive Officer since 2004 and our President since 2005. Prior to co-founding Hercules, Mr. Henriquez was a partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez serves on the board of directors of Northeastern University, a global, experiential research university, the Lucile Packard Foundation for Children’s Health, the sole fundraising entity for Lucile Packard Children’s Hospital and the child health programs at Stanford University School of Medicine, as well as the Children’s Health Council, a diagnostic and treatment center for children and adolescents facing developmental and behavioral challenges. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Henriquez brings to the Company a unique business expertise and knowledge of financing technology related companies as well as extensive financial and risk assessment abilities. Mr. Henriquez possesses a vast array of knowledge in venture capital financing which assists us in the markets in which we compete. Mr. Henriquez’s years of experience as our Chairman and Chief Executive Officer since co-founding the Company demonstrate his leadership skills that are valuable in his role as our Chairman and Chief Executive Officer.

Independent Directors

The following directors are “independent” under the NYSE rules and each of the following directors is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Robert P. Badavas has served as a director since March 2006. Since January 2012, Mr. Badavas has served as President and Chief Executive Officer of PlumChoice, Inc. a venture backed technology, software and services company. Mr. Badavas also has served on the board of directors of PlumChoice since November 2010. Previously, Mr. Badavas served as President of Petros Ventures, Inc., a management and advisory services firm. Mr. Badavas was President and Chief Executive Officer of TAC Worldwide, a multi-national technical workforce management and business services company, from December 2005 through October 2009, and was Executive Vice President and Chief Financial Officer of TAC Worldwide from November 2003 to December 2005. Prior to joining TAC Worldwide, Mr. Badavas was a Partner and Chief Operating Officer of Atlas Venture, an international venture capital firm, from September 2001 to September 2003 and Chief Executive Officer at Cerulean Technology, Inc., a venture capital backed wireless application software company. Since May 2007, Mr. Badavas has served on the board of directors and is chairman of the Audit Committee of Constant Contact, Inc. (NASDAQ: CTCT), a provider of email and other engagement marketing products and services for small and medium sized organizations. In addition, Mr. Badavas serves as Vice-Chairman of the board of trustees of Bentley University in Waltham, MA. Mr. Badavas also serves on the board of Hellenic College/Holy Cross School of Theology in Brookline, MA where he serves on the Executive Committee of the board as its Treasurer and Chair of the Real Estate and Investment Committees. Mr. Badavas is Chairman Emeritus of The Learning Center for the Deaf in Framingham, MA and currently serves on the board’s Advancement and Finance Committees. Mr. Badavas is a certified public accountant with nine years of experience at PricewaterhouseCoopers LLP, an independent registered public accounting firm. Also,

Mr. Badavas has completed a program that studied strategies to make corporate boards more effective at the

Harvard Business School. Mr. Badavas is active in board of director organizations and regularly attends professional seminars addressing issues of current import to boards of directors. Mr. Badavas is a magna cum laude graduate of Bentley University with a B.S. in Accounting and Finance.

Through his prior experience as a director, chief executive officer, chief operating officer and chief financial officer, Mr. Badavas brings business expertise, executive leadership experience, finance, and audit skills to his Board service with the Company. Mr. Badavas’ expertise, experience and skills closely align with our operations, and his prior investment experience with venture capital firms and technology companies facilitates an in-depth understanding of our investment business. Mr. Badavas’ expertise and experience also qualify him to serve as Chairman of our Audit Committee and as our audit committee financial expert.

Joseph W. Chow has served as a director since February 2004. Mr. Chow has notified the board that he will not stand for re-election at our 2014 annual meeting of shareholders. Mr. Chow retired in March 2011 as Executive Vice President at State Street Corporation (NYSE: STT), a leading global provider of asset servicing and investment management services to institutional investors, where he was responsible for the development of business strategies for emerging economies. He served on the company’s Asia Pacific and European Executive Boards, as a board director of State Street’s Technology Center in China, and chaired State Street’s Corporate Environmental Sustainability Committee. Previously, having retired from State Street in 2003 and returned in 2004, he assumed the role of Executive Vice President and Chief Risk and Corporate Administration Officer responsible for Enterprise Risk Management, Compliance, Regulatory Affairs, Basel Capital Accord Implementation, and Community Affairs; he was a member of the Operating Group, the company’s most senior 11-member strategy and policy management committee. Prior to 2003, Mr. Chow was State Street’s Executive Vice President and Head of Credit and Risk Policy responsible for corporate-wide risk management, focusing on credit, market, operational, fiduciary, and compliance risks. He chaired the company’s Major Risk Committee, Fiduciary Review Committee, and Securities Finance Risk Management Committee and served as a member of the Asset Liability Management Committee and Financial Policy Committee. Before joining State Street, Mr. Chow worked at Bank of Boston in various international and corporate banking roles from 1981 to 1990 and specialized in the financing of emerging-stage high technology companies. Mr. Chow is a board trustee/director, and serves on the audit and investment committees of the Delaware Investments Family of Funds, a trustee of the Boston Children’s Museum and is a director of the Hong Kong Association of Massachusetts. He served on the board of directors of China Universal Asset Management, Inc. in Shanghai, the Greater Boston Chamber of Commerce, and the Asian Community Development Corporation, a not-for-profit community development corporation focused on building affordable housing in Boston. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received a Master in City Planning from the Massachusetts Institute of Technology and an M.S. in Management (Finance) from the MIT Sloan School of Management.

Through his experience as a senior executive of a major financial institution, Mr. Chow brings business expertise, finance and risk assessment skills to his Board service with the Company. Mr. Chow’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments in technology related companies. Mr. Chow’s risk management expertise and credit related experience also qualify him to serve as Chairman of our Valuation Committee.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April 2001 until January 2006 when AHFG was sold to Canaccord, Inc., an independent investment dealer. He previously served as President of AHFG from 1995 to 2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President and Co-founder of the Wellesley, MA office and subsequently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. He is also a former director and chairman of Lecroy Corporation which was sold in August, 2012 and a former director of Viewlogic Systems, Inc. and Cayenne Software, Inc. Mr. Woodward serves on the boards of three private companies and is on the boards of advisors of five venture capital funds. Mr. Woodward holds an Executive Masters Professional Director Certification, their highest level award, from the American College of Corporate Directors, a public company director education and credentialing organization, is a member of the Board Leaders Group, and is a member of the National Association of Corporate Directors. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is a member of the Investment Committee, the Finance Committee and the Private Equity Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Mr. Woodward’s executive and board experience brings extensive business, finance and investment expertise to his Board service with the Company. His experiences with financial services, bank and technology-related companies provide a unique perspective on matters involving business, finance and technology. Mr. Woodward’s many board related experiences makes him skilled in leading committees requiring substantive expertise. He is uniquely qualified to lead in the continued development of our Board’s policies regarding compensation and governance best practices by serving as Chairman of our Compensation Committee and Nominating and Corporate Governance Committee and by serving as our Lead Independent Director.

Information about Executive Officers who are not Directors

The following information, as of May 14, 2014, pertains to our executive officers who are not directors of the Company.

Jessica Baron joined Hercules in October 2006 as Corporate Controller and was promoted to Vice President of Finance in October 2010. Effective June 1, 2011, our board appointed Ms. Baron as Interim Chief Financial Officer and our board confirmed her appointment as the our permanent Chief Financial Officer on March 27, 2012. During her tenure at Hercules, Ms. Baron has been involved in financial reporting, financial process and systems design and implementation. Prior to joining Hercules, Ms. Baron served in strategic finance roles at Cisco Systems, Inc. from 2004 to 2006 and at Levi Strauss and Company from 2002 to 2004. Ms. Baron also served as a finance and accounting manager at Dominion Ventures and Dominion Capital Management from 2000 to 2002. She also was at PricewaterhouseCoopers LLP in supervisory roles in both its consulting and business assurance divisions from 1997 to 2000. Ms. Baron earned a Bachelor of Arts degree in Human Biology and a Master of Arts degree in Sociology from Stanford University and a Master of Business Administration degree with an emphasis in Finance from the University of California, Berkeley, Haas School of Business. She is a Certified Public Accountant in the state of California.

Parag Shah joined Hercules in November 2004 as Managing Director of Life Sciences and was promoted to Senior Managing Director in June 2006. During March 2008 Mr. Shah was promoted by our board to the position of Life Science Group Head. Prior to joining Hercules, Mr. Shah served as Managing Director for Biogenesys Capital from April 2004 to November 2004. From April 2000 to April 2004, Mr. Shah was employed by Imperial Bank, where he served as a Senior Vice President and East Coast Life Sciences Group Head in Imperial Bank’s Technology and Life Sciences Division, beginning in October 2000, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelor’s degree in Molecular Biology at the Massachusetts Institute of Technology, or MIT. During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Scott Bluestein joined Hercules in November 2010 as Chief Credit Officer, and he was promoted to Chief Investment Officer in April 2014. Mr. Bluestein previously served as founder and partner of Century Tree Capital Management from February 2009 until June 2010. Prior to that, he was managing director at Laurus-Valens Capital Management, a New York based investment firm specializing in providing financing to small and micro cap growth oriented businesses through a combination of secured debt and equity securities, including new investments, portfolio management, and restructurings from June 2003 until February 2010. Previously, Mr. Bluestein worked at UBS Investment Bank, where he was a member of their Financial Institutions Coverage Group focused on the Financial Technology space. Mr. Bluestein received his B.B.A. from Emory University.

Michael Penney joined Hercules in 2013 as General Counsel, Chief Compliance Officer and Secretary. Prior to joining Hercules, he served as Vice President and Senior Counsel for State Street Bank and Trust Company, where he was responsible for domestic and cross-border M&A and joint venture transactions, public offerings and general corporate and SEC matters from 2009 to 2013. From 2004 to 2009, Mr. Penney was a corporate associate with Wilmer Cutler Pickering Hale and Dorr LLP. Mr. Penney earned his J.D. from Boston College, and he received a B.A. in political science and economics from the University of Nebraska.

Board of Directors

The number of directors is currently fixed at four directors. However, our board has reduced the size of the board to three directors effective upon the expiration of Mr. Chow’s term immediately prior to our 2014 annual meeting.

Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the annual meeting of stockholders to be held in 2014, Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2015 and Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2016. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Mr. Woodward’s term expires in 2015, Mr. Henriquez’s term expires in 2016 and Messrs. Badavas and Chow’s terms expire in 2014. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

The Compensation Committee has the authority from the Board for the appointment, compensation and oversight of the Company’s outside compensation consultant. The Compensation Committee generally engages a compensation consultant every other year to assist the Compensation Committee with its responsibilities related to the Company’s director compensation program.

Compensation of Directors

Our Compensation Committee has the authority from our Board for the appointment, compensation and oversight of our outside compensation consultant. Our Compensation Committee generally engages a compensation consultant every other year to assist it with its responsibilities related to our director compensation program.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Robert P. Badavas	$167,000	—	—	$2,716	$169,716
Joseph W. Chow	$169,000	—	—	$2,716	$171,716
Allyn C. Woodward, Jr.	$184,000	—	—	$4,566	$188,566
Manuel A. Henriquez(3)	—	—	—	—	—

(1)	Messrs. Badavas, Chow and Woodward earned $117,000, $119,000 and $134,000, respectively, and each elected to receive an additional retainer fee of 3,445 shares of our common stock in lieu of cash. The total value of the shares issued to each of Mr. Badavas, Mr. Chow and Mr. Woodward for services in fiscal 2013 was $50,000.
(2)	Represents dividends paid on unvested restricted stock awards during 2013.
(3)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as our chief executive officer is disclosed in the Summary Compensation Table.

As of December 31, 2013, Messrs. Badavas, Chow and Woodward had outstanding options in the amount of 5,000, 5,000 and 10,000, respectively. As of December 31, 2013, Messrs. Badavas, Chow and Woodward held unvested shares of restricted stock in the amount of 1,666, 1,666 and 3,333, respectively.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $50,000 and the chairperson of each committee receives an additional $15,000 annual fee. Each independent director also receives $2,000 for each board or committee meeting they attend, whether in person or telephonically. In 2013, we granted each independent director an additional retainer of $50,000, which was distributed as shares of common stock in lieu of cash. In addition, upon re-election to the board of directors, each independent director is granted an option to purchase 15,000 shares and an additional award of 5,000 shares of restricted stock; however, no such options or awards were granted in 2013 because the director re-elected to our board, Manuel Henriquez, is an interested, employee director and is not eligible to receive such a grant. Employee directors and non-independent directors do not receive compensation for serving on our board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending board meetings.

Directors do not receive any perquisites or other personal benefits from the Company.

Our Board has implemented caps on the total annual compensation payable to our non-employee directors. Pursuant to the caps approved by our Board, the total annual compensation payable to each director (other than the director serving as chair of our audit committee) will be limited to $175,000 per year. The total annual compensation payable to the director serving as chair of our audit committee will be limited to $200,000 per year.

Under current SEC rules and regulations applicable to business development companies (“BDC”), a BDC may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. The Company filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to its non-employee directors, which was approved on October 10, 2007. On June 22, 2010, the Company received approval from the SEC regarding its exemptive relief request permitting its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

On June 21, 2007, the stockholders approved amendments to the 2004 Equity Incentive Plan and the 2006 Non-Employee Director Plan allowing for the grant of restricted stock. The 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan limit the combined maximum amount of restricted stock that may be issued under both of the 2004 Equity Incentive Plan and 2006 Non- Employee Director Plan to 10% of the outstanding shares of the Company’s common stock on the effective date of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of common stock issued or delivered by the Company during the terms of the 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan.

Stock Ownership Guidelines

The Company implemented stock ownership guidelines which are outlined in the Company’s Corporate Governance Guidelines. The Company has implemented stock ownership guidelines because it believes that material stock ownership by directors plays a role in effectively aligning the interests of directors with those of our stockholders and strongly motivates the building of long-term stockholder value. Pursuant to the Company’s stock ownership guidelines, each director is required to beneficially own at least three times the individual’s annual retainer fee in Company stock, based on market value, within three years of joining the Company. The Board may make exceptions to this requirement based on particular circumstances. Each director has exceeded his respective guideline as of May 14, 2014.

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer, our Chief Financial Officer, our Chief Investment Officer, our Secretary, General Counsel and Chief Compliance Officer, and other officers and employees, and by reviewing materials provided to them and participating in meetings of the Board and its committees.

Corporate Governance Changes in Fiscal Year 2013 and for Fiscal Year 2014

Because our board is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the NYSE’s listing standards. The board has approved corporate governance guidelines that provide a framework for the operation of the board and address key governance practices. The board has adopted a number of policies to support our values and good corporate governance, including corporate governance guidelines, board committee charters, insider trading policy, code of ethics, code of business conduct, and related person transaction approval policy.

As part of its on-going review of our corporate governance policies, our board has approved the following changes to our corporate governance guidelines.

•	Director term limits – All new directors will be limited to terms of 10 years, and the mandatory retirement age is set at 75 (with Messrs. Badavas and Woodward being exempt from such term limits).

•

Committee chair term limits – The chairpersons of the nominating and corporate governance committee and the compensation committee will be limited to three year terms, and the chairperson of the audit committee will be limited to a five year term (with Mr. Badavas, the current audit committee chairperson, being excluded from such term limits).

Our board will continue to review and update the corporate governance guidelines and our corporate governance framework, including the potential expansion of the size of our board.

Board Leadership Structure

Chairman and Chief Executive Officer

Our board currently combines the role of chairman of the board with the role of chief executive officer, coupled with a lead independent director position to further strengthen our governance structure. Our board believes this provides an efficient and effective leadership model for our company. Combining the chairman and chief executive officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since 2004, Mr. Henriquez has served as both chairman of the board and chief executive officer.

No single leadership model is right for all companies at all times. Our board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, our board periodically reviews its leadership structure.

Moreover, our board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined chairman and chief executive officer. Specifically:

•	two of our three current directors who will serve on our board following the annual meeting are independent directors, and during his term Mr. Chow was an independent director;

•	all of the members of our audit committee, compensation committee, nominating and corporate governance committee and valuation committee are independent directors;

•	our board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	our board and its committees regularly conduct meetings which specifically include Mr. Henriquez;

•

our board and its committees remain in close contact with, and receive reports on various aspects of Hercules’s management and enterprise risk directly from our senior management and independent auditors; and

•	our board and its committees interact with employees of the company outside the ranks of senior management.

Lead Independent Director

Our board has instituted the lead independent director position to provide an additional measure of balance, ensure our board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr., the chairman of our compensation committee and our nominating and corporate governance committee, currently serves as the lead independent director. The lead independent director:

•	presides over all meetings of the directors at which our chairman is not present, including executive sessions of the independent directors;

•	has the authority to call meetings of the independent directors;

•	frequently consults with our chairman and chief executive officer about strategic policies;

•	provides our chairman and chief executive officer with input regarding board meetings;

•	serves as a liaison between the chairman and chief executive officer and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined chairman and chief executive officer, coupled with a substantial majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for our company and is best for us and our stockholders at this time.

Board Oversight of Risk

While risk management is primarily the responsibility of our management team, our board is responsible for oversight of the material risks faced by us at both the full board level and at the committee level.

Our audit committee has oversight responsibility not only for financial reporting with respect to our major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing our company. In addition to our audit committee, the other committees of our board consider the risks within their areas of responsibility. For example, our compensation committee considers the risks that may be implicated by our executive compensation program.

Management provides regular updates throughout the year to our board regarding the management of the risks they oversee at each regular meeting of our board. Also, our board receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, our full board reviews our short and long-term strategies, including consideration of significant risks facing our business and their potential impact.

Our board has established an audit committee, a valuation committee, a compensation committee, and a nominating and corporate governance committee. A brief description of each committee is included in this proxy statement and the charters of the audit, compensation, and nominating and corporate governance committees are available on the Investor Relations section of our website at http://investor.htgc.com/governance.cfm

The table below provides current membership (M) and chairmanship (C) information for each standing board committee.

Name	Audit	Valuation	Compensation	Nominating and Corporate Governance
Robert P. Badavas	C	M	M	M
Joseph W. Chow(1)	M	C	M	M
Allyn C. Woodward, Jr.	M	M	C	C
Manuel A. Henriquez	—	—	—	—

(1)	Mr. Chow has notified the board that he will not stand for re-election at the annual meeting, and his term will expire immediately prior to the 2014 annual meeting.

During 2013, our board held 15 full board meetings, 20 committee meetings and acted by written consent. All of the directors attended at least 95% of the full board meetings and all of the respective committee meetings on which they serve. Each director makes a diligent effort to attend all board and committee meetings, as well as our annual meeting of stockholders. Each of the directors attended our 2013 annual meeting of stockholders in person.

Audit Committee. Our board has established an audit committee. Our audit committee comprises Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the New York Stock Exchange, or NYSE, and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Badavas currently serves as chairman of our audit committee and is an “audit committee financial expert” as defined by applicable Securities and Exchange Commission, or SEC, rules. Our audit committee is responsible for assisting our board in fulfilling its oversight responsibilities related to: (i) appointing, overseeing and replacing, if necessary, our independent auditor; (ii) overseeing the accounting and financial reporting processes of Hercules and our subsidiaries; (iii) overseeing the integrity of the financial statements of Hercules and our subsidiaries; (iv) establishing procedures for complaints relating to accounting, internal accounting controls or auditing matters, (v) examining the independence qualifications and; (vi) preparing the report required by the SEC to be included in our annual proxy statement; (vii) assisting our board’s oversight of our compliance with legal and regulatory requirements; and (viii) assisting our board in fulfilling its oversight responsibilities related to the systems of internal controls and disclosure controls which management has established regarding finance, accounting, and regulatory compliance. During the last fiscal year, the audit committee held seven meetings and acted by written consent.

Our audit committee provides assistance to our board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

annually, evaluating the appointment, compensation and retention of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Hercules and our subsidiaries, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•	preapproving any independent auditors’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent auditors);

•

receiving formal written statements, at least annually, from the independent auditor regarding the auditor’s independence, including a delineation of all relationships between the auditor and us; discussing with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, addressing, at least annually, the matters, required by applicable requirements of the Public Company Accounting Oversight Board; recommending to our board actions to satisfy our board of the independence of the audit; and, if so determined by our audit committee, recommending that our board take appropriate action to oversee the independence of the auditor;

•

at least annually, obtaining and reviewing a report from the independent auditor detailing the firm’s internal quality control procedures, any material issues raised by the independent auditor’s internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm and all relationships between the independent auditor and us;

•

annually, obtaining from the independent auditors a formal written statement of the fees billed in the last fiscal year for categories of services rendered by the independent auditors, and listed in our audit committee charter;

•

monitoring the rotation of the lead (or coordinating) audit partner (or other employees of the independent auditor if required by SEC rules and regulations) having primary responsibility for the audit and the audit partner responsible for reviewing the audit;

•

considering the effect on us of: (i) any changes in accounting principles or practices proposed by management or the independent auditors; and (ii) any changes in service providers, such as the accountants, that could impact our internal control over financial reporting;

•

evaluating the efficiency and appropriateness of the services provided by the independent auditors, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information;

•	reviewing with the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on our financial statements;

•	reviewing with the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and compensation;

•

interacting with the independent auditors, including meeting with the independent auditors at least four times during each fiscal year, reviewing and, where necessary, resolving any problems or difficulties the independent auditor may have encountered in connection with the annual audit or otherwise, any management letters provided to our audit committee and our responses;

•

reviewing and discussing with management and the independent auditor our system of internal controls (including any significant deficiencies in the design or operation of those controls which could adversely affect our ability to record, process, summarize and report financial data), its financial and critical accounting practices, and policies relating to risk assessment and management;

•

receiving and reviewing reports of the independent auditor discussing: (i) all critical accounting policies and practices to be used in the firm’s audit of our financial statements, (ii) all alternative treatments of financial information within generally accepted accounting principles, referred to as GAAP, that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•	reviewing and discussing with management and the independent auditor our annual and quarterly financial statements;

•	reviewing material pending legal proceedings involving us and other contingent liabilities;

•

periodically, meeting separately with management (or other personnel responsible for the internal audit function) and with independent auditors to discuss results of examinations of our internal controls and procedures;

•	discussing with the independent auditors the matters required to be communicated to our audit committee in accordance with Statement on Auditing Standards No. 61;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees, consultants or contractors of concerns regarding questionable accounting or accounting matters;

•	setting hiring policies relating to our hiring of employees or former employees of the independent auditors;

•	producing an audit committee report for inclusion in our annual report on Form 10-K or proxy statement for the annual meeting of stockholders;

•	reviewing the adequacy of our audit committee charter annually and submitting an audit committee charter to our board for approval;

•	reporting recommendations to our board on a regular basis and annually performing, or participating in, an evaluation of our audit committee;

•	reviewing such other matters as our board or the audit committee shall deem appropriate; and

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out our audit committee’s duties.

Valuation Committee. Our board has established a valuation committee. Our valuation committee comprises Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Chow currently serves as chairman of our valuation committee. Following his retirement from the board, the chairmanship of the valuation committee will be reassigned, or the functions of the committee will be reallocated to the audit committee. Our valuation committee is responsible for reviewing and recommending to our full board the fair value of debt and equity securities in accordance with established valuation procedures. Our valuation committee may utilize the services of an independent valuation firm in determining the fair value of these securities. During the last fiscal year, our valuation committee held four meetings.

Our committee provides assistance to our board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

determining the fair value of our portfolio debt and equity securities and other assets in accordance with the 1940 Act and the valuation policies and procedures adopted by our board, as amended from time to time, in order to recommend the portfolio valuation to our full board for approval; and

•

retaining, terminating and determining the compensation for an independent valuation firm and any legal, accounting or other expert or experts to assist in: (i) reviewing our valuation processes applicable to non-publicly traded companies; (ii) reviewing fair market value calculations as requested from time to time with respect to select companies; and (iii) carrying out our valuation committee’s duties and responsibilities.

Compensation Committee. Our board has established a compensation committee. Our compensation committee comprises Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as chairman of our compensation committee. Our compensation committee determines compensation for our executive officers, and it administers our 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan. During the last fiscal year, our compensation committee held seven meetings and acted by written consent.

Our compensation committee provides assistance to our board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•	assisting our board in developing and evaluating potential candidates for executive positions (including the chief executive officer) and overseeing the development of executive succession plans;

•

annually, reviewing and approving corporate objectives relevant to our chief executive officer’s and our other executive officer’s total compensation, evaluating our chief executive officer’s and our other executive officers’ performance to ensure that it is designed to achieve the objectives of rewarding our executive officers appropriately for their contributions to corporate growth and profitability and, together with our chief executive officer, evaluating and approving the compensation of our other executive officers;

•	annually, determining and approving the compensation paid to our chief executive officer;

•

annually, reviewing our compensation practices and the relationship among risk, risk management and compensation in light of our corporate objectives, including their safety and soundness and the avoidance of practices that would encourage excessive risk;

•

periodically, reviewing our incentive compensation plans and perquisites, making recommendations to our board regarding the adoption of new employee incentive compensation plans and equity-based plans, and administering our existing incentive compensation plans and equity-based plans;

•	periodically, evaluating the compensation of directors and making recommendations regarding adjustments to such compensation;

•

producing a committee report on executive compensation for inclusion in the our annual report on Form 10-K or proxy statement for the annual meeting of stockholders in accordance with Item 407(e)(5) of Regulation S-K;

•

annually reviewing and discussing with our management the executive compensation disclosure to be included in our annual report on Form 10-K or our proxy statement for the annual meeting of stockholders, including the Compensation Discussion and Analysis required by Item 402 of Regulation S-K, and subsequent to such review determining whether to recommend to our board that such disclosure be included in our annual report on Form 10-K or our proxy statement for the annual meeting of stockholders;

•	periodically, reviewing and assessing the adequacy of our compensation committee charter and submitting any changes to our board for approval;

•	determining funding necessary for ordinary administrative expenses that are necessary or appropriate in carrying out the committee’s duties;

•	regularly, reporting recommendations to our board, and annually performing, or participating in, an evaluation of the committee, the results of which shall be presented to our board;

•

when it is determined by the committee that a consulting firm (or other expert) is to assist in the assessment of the CEO’s or other executive officer’s compensation, our committee is responsible for retaining and terminating such firm or experts and approving the consulting firm or other expert’s fee and other retention terms;

•	retaining legal, accounting or other experts that our committee determines to be necessary to carry out its duties and determining compensation for such advisors; and

•	reviewing such other matters as our board or the compensation committee deem appropriate.

Nominating and Corporate Governance Committee. Our board has established a nominating and corporate governance committee. Our nominating and corporate governance committee comprises Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as chairman of our nominating and corporate governance committee. Our nominating and corporate governance committee will nominate to our board for consideration candidates for election as directors to our board. During the last fiscal year, our nominating and corporate governance committee held two meetings. Our nominating and corporate governance committee met in December 2013 to consider candidates for election to our board for our 2014 annual meeting of stockholders.

Our nominating and corporate governance committee provides assistance to our board in various matters, including, among other things, fulfilling its responsibilities with respect to the following:

•

identifying individuals qualified to become board members, consistent with criteria approved by our board, receiving nominations for such qualified individuals, selecting, or recommending that our board select, the director nominees for our next annual meeting taking into account each candidate’s ability, judgment and experience and the overall diversity and composition of our board;

•	recommending to our board candidates for election to our board and evaluating our board in accordance with criteria set forth in the committee’s charter;

•	monitoring board composition and recommending candidates as necessary to ensure that the number of independent directors serving on the Board satisfies the NYSE and SEC requirements;

•

developing and periodically evaluating initial orientation guidelines and continuing education guidelines for each member of our board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of our board;

•	establishing a policy under which our stockholders may recommend a candidate to the nominating and corporate governance committee for consideration for nomination as a director;

•	recommending to our board qualified individuals to serve as committee members on the various board committees;

•

recommending to our board or to the appropriate committee thereto processes for annual evaluations of the performance of our board, our chairman of the board and chief executive officer, and its standing audit committee, compensation committee and valuation committee;

•

clearly articulating to each director what is expected of their tenure on our board, including directors’ basic duties and responsibilities with respect to attendance at board meetings and advance review of meeting materials;

•

developing and periodically evaluating orientation guidelines and continuing education guidelines for each member of our board and each member of each committee thereof regarding his or her responsibilities as a director generally and as a member of any applicable committee of our board;

•

reviewing our practices and policies with respect to directors, including the size of our board, the ratio of employee directors to non-employee directors, the meeting frequency of our board and the structure of board meetings and making recommendations to our board with respect thereto;

•	overseeing the maintenance and presentation to our board of management’s plans for succession to senior management positions in the company;

•	monitoring and making recommendations to our board on matters of our policies and practices relating to corporate governance;

•	annually, evaluating our Code of Business Conduct and Ethics and, if appropriate, recommending changes to that code;

•	in concert with our board, reviewing our policies with respect to significant issues of corporate public responsibility, including charitable contributions;

•	considering and reporting to our board any questions of possible conflicts of interest of board members;

•	reviewing stockholder proposals regarding corporate governance and making recommendations to our board;

•	reviewing and assessing the adequacy of the committee charter and the charters of other existing board committees, submitting any changes to our board for approval;

•	reporting committee actions to our board on a regular basis and annually performing, or participating in, an evaluation of the committee;

•	annually, performing or participating in, an evaluation of the performance of the committee, the results of which shall be presented to our board;

•	retaining and terminating a search firm to assist in the identification of director candidates, and approving the search firm’s fees and other retention terms; and

•	retaining legal, accounting or other experts that our committee determines to be necessary to carry out its duties, and to determine compensation for such advisors.

Our nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of our common stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of Hercules, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required.

In evaluating director nominees, our nominating and corporate governance committee considers the following factors:

•	the appropriate size and the diversity of our board;

•	whether or not the nominee is an “interested person” of Hercules as defined in Section 2(a)(19) of the 1940 Act;

•	our needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our board;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

Our nominating and corporate governance committee identifies nominees by first evaluating our current board members willing to continue in service. Our current board members with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board with that of obtaining a new perspective. If any member of our board does not wish to continue in service or if our nominating and corporate governance committee or our board decides not to re-nominate a member for re-election, or if our nominating and corporate governance committee recommends to expand the size of our board, our nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of our nominating and corporate governance committee and our Board provide suggestions as to individuals meeting the criteria of our nominating and corporate governance committee Consultants may also be engaged to assist in identifying qualified individuals.

Director Independence

The NYSE’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our board and every member of our audit, compensation, and nominating and corporate governance committees are “independent.” Under the NYSE’s listing standards and our corporate governance guidelines, no director will be considered to be independent unless and until our board affirmatively determines that such director has no direct or indirect material relationship with our company or our management. Our board reviews the independence of its members annually.

In determining that Messrs. Badavas and Woodward are independent, our board, through the nominating and corporate governance committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and Hercules and its subsidiaries, on the other hand.

Communication with the Board

We believe that communications between our board, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about Hercules are encouraged to contact our Investor Relations department at (650) 289-3060. However, if stockholders believe that their questions have not been addressed, they may communicate with our board by sending their communications to Hercules Technology Growth Capital, Inc., c/o Michael Penney, secretary and general counsel, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of our board.

Allyn C. Woodward, Jr., the chairman of our compensation committee and our nominating and corporate governance committee, currently serves as the lead independent director, and presides over all meetings of the directors, including executive sessions of the independent directors. Parties may communicate directly with Mr. Woodward by sending their communications to Hercules Technology Growth Capital, Inc., c/o Michael Penney, secretary and general counsel. All communications received in this manner will be delivered to Mr. Woodward.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or the Codes, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to our secretary and general counsel. The communication will be forwarded to the chair of our audit committee if our secretary and general counsel determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Ethics

Our code of ethics, which is signed by our directors and executive officers, requires that our directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Hercules. Pursuant to our code of ethics, which is available on our website at http://investor.htgc.com/governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our audit committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by our board.

Compensation Committee Interlocks and Insider Participation

All members of our compensation committee are independent directors and none of the members are present or past employees of Hercules. No member of our compensation committee: (i) has had any relationship with Hercules requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our board.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Hercules continued its strong performance during 2013. As discussed below and detailed in our annual report on Form 10-K for the year ended December 31, 2013, in 2013 Hercules posted a 52.0% increase in net investment income to approximately $73.1 million on record levels of total investment income of approximately $139.7 million. Our financial position at the conclusion of 2013 was also strong as evidenced by our $373.4 million of available liquidity at December 31, 2013.

The total realized shareholder return on our common stock during fiscal 2013 was approximately 59%*, which ranked first against our Current Peer Group (as defined below under “—Assessment of Market Data; Changes to Peer Group”). In addition to our 2013 financial results, the following graph details the total shareholder return to our shareholders during the last five years, as compared to our Current Peer Group, the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average:

We believe our compensation actions relating to 2013 corporate and individual performance illustrate an alignment between the compensation of our named executive officers, or NEOs, during 2013, and the performance of Hercules on an absolute and relative basis. We further believe that our executive compensation programs utilize an effective mix of short- and long-term compensation components determined relative to key measures of our performance and the returns enjoyed by our shareholders. Consistent with our pay-for-performance philosophy, our compensation committee will make future compensation decisions in light of our performance, and, if our future performance were to lag behind our peers, our compensation committee would adjust NEO compensation accordingly.

This Compensation Discussion and Analysis, or CD&A, provides information relating to the following NEOs during 2013.

Name	Title
Manuel Henriquez	Chairman, President and Chief Executive Officer, or CEO
Jessica Baron	Chief Financial Officer
Parag Shah	Senior Managing Director and Life Science Group Head
Scott Bluestein(1)	Chief Credit Officer
Todd Jaquez-Fissori(2)	Senior Managing Director and Clean Technology Group Head

(1)	Mr. Bluestein was promoted to Chief Investment Officer as of April 30, 2014.
(2)	Mr. Fissori resigned from Hercules as of April 25, 2014.

*	For purposes of this calculation and comparison, total shareholder return is calculated as price appreciation plus reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends.

Compensation Philosophy and Objectives

Our compensation committee developed our 2013 compensation program, and the compensation paid to our NEOs during 2013 was approved by all of our independent directors. Our compensation programs are intended to align the interests of our shareholders with the interests of management, and to reward our NEOs for their collective and independent contributions to our performance. Our compensation programs are intended to, among other things:

•

provide the compensation and incentives necessary to attract, motivate and retain key executives critical to our continued success and growth, while also aligning management interests with the interests of our shareholders,

•	focus management behavior and decision-making on goals that are consistent with the overall strategy of the business,

•	ensure a linkage between NEO compensation and individual contributions to our performance, and

•	manage risk appropriately.

We believe that our continued success during 2013 was attributable to our ability to motivate and retain and motivate our outstanding executive talent through the use of both current and long-term incentive compensation programs, especially in an environment of competition for top-quality executive talent in the venture debt industry.

Overview

Our compensation objectives are achieved through our executive compensation program, which for 2013 consisted of the following elements:

Compensation Element	Form of Compensation	Compensation Objective
Annual Base Salary	Cash paid on a regular basis throughout the year	Provide a level of fixed income that is competitive and allows us to retain and attract executive talent

Annual Cash Bonus Awards	Cash awards paid on an annual basis following year-end	Reward executives who contribute to our financial performance and strategic success during the year, and reward individual NEO achievements

Long-Term Equity Incentive Awards	Equity incentive awards vesting ratably over three years based on continued employment with Hercules	Reward executives who contribute to our success through the creation of shareholder value and to provide meaningful retention incentives, and reward individual NEO achievements

Our compensation committee has also designed our compensation programs to reflect what it believes to be certain best practices in executive compensation. In particular:

•	we do not have employment agreements with any of our NEOs,

•	we do not provide for cash severance payments or change of control benefits,

•	we do not have guaranteed retirement benefits,

•	we do not provide our NEOs with executive perquisite allowances beyond the benefit programs offered to all of our employees,

•	we maintain stock ownership guidelines that require members of senior management to own at least two times his or her annual salary in our common stock, and

•

our compensation committee engaged an independent compensation consultant in connection with its review of incentive compensation to be paid with respect to 2013 and to assist in the design of compensation structures applicable to 2014 and future fiscal periods.

As discussed below under “—Annual Cash Bonuses”, Hercules experienced strong financial performance during 2013. We believe that the compensation package paid to each NEO with respect to our 2013 performance appropriately rewarded each NEO for his or her contribution to such performance.

Response to 2013 Shareholder Advisory Vote on Executive Compensation

At our 2013 annual meeting of shareholders, we provided our shareholders with the opportunity to cast an advisory vote on say-on-pay with respect to NEO compensation disclosed in our proxy statement for the 2013 annual meeting. As reported, 48% of our shareholders voted in favor of this advisory vote.

In response to the less-than-majority support of our 2013 advisory vote on executive compensation, we sought feedback from our top 25 institutional shareholders who collectively held approximately 35% of our outstanding shares as of December 31, 2013. Through this outreach program, we engaged in direct dialogue with our largest institutional shareholders to gain broad-based insights on our executive compensation and corporate governance practices in an effort to provide clarity about our compensation practices and to better understand and address their concerns. Our compensation committee has considered this feedback in connection with its compensation decisions for 2013, and, in coordination with our compensation consultant, revised our peer group to better align it with our business. Our compensation committee reviewed in detail our company-specific performance factors (as further discussed below under “—Assessment of Hercules Performance”) against those of our revised, Current Peer Group in its evaluation of compensation paid with respect to 2013. Further, our compensation committee is continuing its work with our compensation consultant to review and evaluate the insights gained from this outreach and to design compensation structures intended to even more closely align NEO compensation with our performance.

Establishing Compensation Levels

Our compensation committee provides primary oversight of our compensation programs, including the design and administration of executive compensation plans, assessment and setting of corporate performance, as well as individual performance, metrics, and the approval of executive compensation. In addition, our compensation committee retains an independent compensation consultant, and where appropriate, discusses compensation–related matters with our CEO, as it relates to the other NEOs.

Role of Compensation Committee

Our compensation committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, referred to as the 1934 Act, independent directors as defined by the NYSE rules, and are not “interested persons” of Hercules, as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, referred to as the 1940 Act. Messrs. Badavas, Chow and Woodward are the members of the compensation committee, and Mr. Woodward chairs the committee.

Our compensation committee operates pursuant to a charter that sets forth the mission of the committee and its specific goals and responsibilities. A key component of our compensation committee’s goals and responsibilities is to evaluate and make recommendations to our board regarding the compensation of our NEOs, and to review their performance relative to their compensation to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed above. In addition, our compensation committee evaluates and makes recommendations to our board regarding the compensation of the directors for their services. Annually, our compensation committee:

•

evaluates our CEO’s performance to ensure that the compensation program is designed to achieve the objectives of retaining and properly rewarding our CEO appropriately for his contributions to corporate performance,

•

reviews our CEO’s evaluation of the other NEOs’ performance to ensure that the compensation program is designed to achieve the objectives of retaining and properly rewarding our other NEOs appropriately for their contributions to corporate performance,

•	determines and approves the compensation paid to our CEO, and

•	with input from our CEO, reviews and approves the compensation of the other NEOs.

Our compensation committee periodically reviews our compensation programs and equity incentive plans to ensure that such programs and plans are consistent with our corporate objectives and appropriately align our NEOs’ interests with those of our shareholders. Our compensation committee also administers our stock incentive arrangements with our NEOs and other employees. Our compensation committee may not delegate its responsibilities discussed above.

Role of Compensation Consultant

Our compensation committee has engaged Frederic W. Cook & Co., Inc., referred to as F.W. Cook, as an independent outside compensation consultant to assist the compensation committee and provide advice on a variety of compensation matters relating to CEO compensation, compensation paid to our other NEOs, peer group selection, compensation program design, market and industry compensation trends, director compensation levels and regulatory developments. F.W. Cook was hired by and reports directly to the compensation committee. While F. W. Cook may work directly with our CEO or other members of management on behalf of the compensation committee, any such work is under the control and supervision of the compensation committee. Our compensation consultant does not provide any other services to Hercules. The compensation committee has assessed the independence of F.W. Cook pursuant to the NYSE rules, and Hercules has concluded that the consultant’s work for the compensation committee did not raise any conflicts of interest.

Role of Chief Executive Officer

From time to time and at our compensation committee’s request, our CEO will attend limited and selected portions of the committee’s meetings to discuss our performance and compensation-related matters. Our CEO does not attend executive sessions of the committee, unless invited by our compensation committee. While he does not participate in any deliberations relating to his own compensation, our CEO reviews on at least an annual basis the performance of each of the other NEOs and other executive officers. Based on these performance reviews and our overall performance, our CEO makes recommendations to our compensation committee on any changes to base salaries, incentive compensation awards and equity awards. Our compensation committee considers the recommendations submitted by our CEO, as well as data and analysis provided by management and F.W. Cook, but retains full discretion to approve or recommend for board approval all executive and director compensation.

Assessment of Market Data; Changes to Peer Group

To determine the competitiveness of executive compensation levels, our compensation committee analyzes market data of certain companies, including internally and externally managed BDCs, private equity firms and other asset management and financial services companies.

During 2013, the compensation committee primarily looked to a comparative group of companies to perform compensation comparisons. That comparative group of companies comprised: American Capital, Ltd.; BofI Holdings, Inc.; Bridge Capital Holdings; Capital Southwest Corporation; Fortress Investment Group LLC; ICG Group, Inc.; KCAP Financial, Inc.; Main Street Capital Corporation; MCG Capital Corporation; PacWest Bancorp; SVB Financial Group; and Triangle Capital Corporation.

During 2014, our compensation committee, based on the advice of F.W. Cook, performed a review of our peer group. Based on this review, and the advice of F.W. Cook, our compensation committee approved changes to our peer group to better align our peer group to our business. This revised peer group, referred to as the Current Peer Group, was used as a factor in determining the annual cash bonus awards made with respect to 2013 (which were paid in 2014), along with the various performance considerations further described below under “—Annual Cash Bonus Awards”.

The Current Peer Group consists of the following 20 internally managed and externally managed BDCs:

Internally Managed	Externally Managed
American Capital	Apollo Investment
Capital Southwest	Ares Capital
KCAP Financial	BlackRock Kelso Capital
Main Street Capital	Fifth Street Finance
MCG Capital	Golub Capital BDC
Medallion Financial	Medley Capital
Triangle Capital	New Mountain Finance
PennantPark Investment
Prospect Capital
Solar Capital
TCP Capital
THL Credit
TICC Capital

The following table provides further financial information with respect to the Current Peer Group as of December 31, 2013.

		Financials ($M)
Company Name	Mgmt	Revenue	Assets	Market Cap as of 12/31/13
Ares Capital Corp.	E	$882	$8,142	$5,252
American Capital Ltd.	I	$487	$6,009	$4,418
Prospect Capital Corp.	E	$626	$5,194	$3,189
Apollo Investment Corp.	E	$370	$3,380	$1,905
Fifth Street Finance Corp.	E	$241	$2,454	$1,287
Solar Capital Ltd.	E	$164	$1,708	$1,000
Main Street Capital Corp.	I	$116	$1,360	$1,298
BlackRock Kelso Capital Corp.	E	$132	$1,282	$694
PennantPark Investment Corp.	E	$131	$1,255	$772
Golub Capital BDC Inc.	E	$91	$1,265	$827
New Mountain Finance Corp.	E	$115	$1,148	$679
TICC Capital Corp.	E	$105	$998	$551
Triangle Capital Corp.	I	$101	$815	$765
Medley Capital Corp.	E	$103	$885	$557
TCP Capital Corp.	E	$70	$803	$596
Capital Southwest Corp.	I	$11	$780	$532
THL Credit Inc.	E	$75	$673	$559
Medallion Financial Corp.	I	$36	$595	$358
MCG Capital Corp.	I	$50	$514	$313
KCAP Financial Inc.	I	$48	$459	$269

All Companies (n=20)
75th Percentile		$183	$1,895	$1,290
Median		$110	$1,202	$730
25th Percentile		$73	$797	$555
Hercules Tech Growth Cap		$140	$1,222	$1,013

*	“E” signifies that the BDC is externally managed, and “I” signifies that the BDC is internally managed.

The items taken into account by our compensation committee include, but are not limited to, base compensation, bonus compensation, restricted stock awards, carried interest and other compensation paid by other internally managed and externally managed BDCs, including the 2% base management fee and 20% incentive fee generally charged by externally managed BDCs. In addition to actual levels of compensation, our compensation committee also analyzed the approach other BDCs were taking with regard to their compensation practices. However, our compensation committee does not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities because, in addition to our Current Peer Group, our competitors for executive talent also include private equity firms, venture capital firms, mezzanine lenders, hedge funds and other specialty finance companies that do not publicly disclose compensation paid to individual executive officers.

Assessment of Hercules Performance

In determining annual compensation for our NEOs, our compensation committee analyzes and evaluates the individual achievements and performance of our NEOs as well as the overall operating performance and achievements of Hercules. We believe that the alignment of (i) our business plan, (ii) shareholder expectations and (iii) our employee compensation is essential to long-term business success in the interest of our shareholders and employees and to our ability to attract and retain executive talent, especially in an environment of competition for top-quality executive talent in the venture debt industry. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability and growth of net asset values as well as continuity of earnings growth to pass through to shareholders in the form of recurring dividends over the long term. Our strategy is to generate income and capital gains from our investments in the debt with warrant securities, and to a lesser extent direct equity, of our portfolio companies. This income supports the anticipated payment of dividends to our shareholders. Therefore, a key element of our return to shareholders is current income through the payment of dividends. This recurring payout requires a methodical asset acquisition analyses as well as highly active monitoring and management of our investment portfolio over time. To accomplish these functions, our business requires implementation and oversight by management and key employees with highly specialized skills and experience in the venture debt industry. A substantial part of our employee base is dedicated to the generation of new investment opportunities to allow us to sustain and grow dividends and to the maintenance of asset values in our portfolio.

In reviewing and approving the compensation packages for our NEOs and other key employees, our compensation committee considers numerous factors relative to both the performance and achievement of our strategic and corporate objectives, executive performance factors and the individual performance of each of our NEOs. The most significant company-specific performance factors considered by our compensation committee include the following, among others:

•	performance against annual gross commitment origination goals,

•	performance against annual gross funding goals,

•	gross new commitment yields,

•	our efficiency ratio, which measures the ratio of our compensation and administrative expenses versus our revenues,

•	total and net investment income,

•	net investment margin,

•	realized and unrealized gains and losses,

•	overall credit performance,

•	liquidity levels,

•	total shareholder return,

•	return on shareholder’s equity, based on net investment income, and

•	return on average assets, based on net investment income.

Elements of Executive Compensation and 2013 Compensation Determinations

Base Salary

We believe that base salaries are a fundamental element of our compensation program. Our compensation committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.

Our compensation committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the compensation committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for our company; market data provided by our compensation consultant; our NEOs total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our CEO.

At its meeting on March 4, 2013, recognizing the continuing compensation objectives of retaining its senior management team, our compensation committee approved salary increases for Ms. Baron, Mr. Bluestein and Mr. Jaquez-Fissori. Also, on March 4, 2013, our compensation committee approved a 3% increase in base salary for Messrs. Henriquez and Shah. These salary increases for our NEOs are set forth in the table below.

NEO	2012 Base Salary	2013 Base Salary
Manuel Henriquez	$735,000	$757,050
Jessica Baron	$235,000	$285,000
Parag Shah	$337,050	$347,162
Scott Bluestein	$270,000	$300,000
Todd Jaquez-Fissori(1)	$225,000	$260,000

(1)	Mr. Fissori resigned from Hercules as of April 25, 2014.

Further information relating to base salary increases approved in 2014 is provided below under “SUBSEQUENT COMPENSATION ACTIONS.”

Annual Cash Bonus Awards

During 2013, our compensation committee, together with input from our CEO, developed a specific bonus pool for the 2013 operating year to be available for our annual cash bonus program. The amount determined to be available for our annual cash program was dependent upon many factors, including those outlined previously under “—Assessment of Hercules Performance”.

Our compensation committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. As a general guideline, our compensation committee generally targets cash bonuses to amounts equal to 50% to 100% of an NEO’s base salary; however, such bonus amounts may exceed these targets in the event of exceptional company and individual performance. However, our compensation committee retains discretion in the sizing and awarding of cash bonuses for each NEO to ensure that individual bonus determinations appropriately balance the interests of our shareholders, while rewarding an NEO’s contributions to our performance. Accordingly, should actual company and NEO performance exceed expected performance during the year, our compensation committee may adjust individual cash bonuses to take such superior performance into account. Conversely, where an NEO’s performance is below expectations, our compensation committee will determine the NEO’s annual cash bonus in light of such performance.

We typically determine and award cash bonuses for our NEOs during the first quarter of the following year. In evaluating the performance of our NEOs to arrive at their 2013 cash bonus awards, our compensation committee considered the performance factor achievements discussed above under “—Assessment of Hercules Performance,” and the committee compared our performance and the returns of our shareholders against the performance and shareholder returns of other BDCs. Our compensation committee also considered the following aspects of our 2013 operating performance in the sizing of the bonus pool with respect to 2013 and in the determination of specific NEO cash bonus awards:

•	Shareholder Return—The total realized shareholder return on our common stock during fiscal 2013 was approximately 59%, which ranked first against our Current Peer Group (the 100th percentile)*.

•	Originations—We had record origination levels of approximately $705.0 million in debt and equity commitments to new and existing portfolio companies.

•

Total Investment Income—We had a record level of total investment income of approximately $139.7 million, an increase of 43.3% compared to $97.5 million in the fiscal year ended December 31, 2012, or fiscal 2012.

•

Net Investment Income—We increased our net investment income, or NII, by 52.0% to approximately $73.1 million, as compared to $48.1 million for fiscal 2012. NII per share increased by approximately 27.1% to $1.22 on 58.8 million basic weighted average shares outstanding, as compared to $0.96 per share on 49.1 million basic weighted average shares outstanding for fiscal 2012.

•

Strong Liquidity Position—We finished fiscal 2013 in a strong liquidity position with approximately $373.4 million in available liquidity, including $268.4 million in cash and $105.0 million in bank credit facility availability.

•	Record Level of M&A and IPO Exits—Our portfolio companies announced or completed 27 liquidity (M&A and IPOs) events during 2013, the highest in our history.

Our compensation committee further reviewed each NEO’s specific performance achievements and contributions to our 2013 financial performance.

When sizing our cash bonus pool and allocating bonus awards, our compensation committee also evaluated the total compensation paid to our NEOs and other employees against the expense ratios of other BDCs. With respect to 2013, the committee considered company-wide compensation expense as a percentage of average assets among the peers in the Current Peer Group. For the fiscal year ended December 31, 2013, our compensation expense fell between the 25th percentile and the median of the Current Peer Group.

Based on the foregoing considerations and analysis, and after due deliberation, our compensation committee awarded our NEOs the following annual cash bonuses with respect to 2013:

NEO	2013 Cash Bonus Award	As Percentage of 2013 Base Salary
Manuel Henriquez	$1,136,000	150%
Jessica Baron	$271,000	95%
Parag Shah	$350,000	100%
Scott Bluestein	$360,000	120%
Todd Jaquez-Fissori(1)	$312,000	120%

(1)	Mr. Fissori resigned from Hercules as of April 25, 2014.

*	For purposes of this calculation and comparison, total shareholder return is calculated as price appreciation plus reinvestment of dividends and the compounding effect of dividends paid on reinvested dividends.

Further information relating to bonus awards made subsequent to the 2013 cash bonus awards described above is provided below under “SUBSEQUENT COMPENSATION ACTIONS.”

Long-Term Equity Incentive Compensation

Our long-term equity incentive compensation is designed to develop a strong linkage between pay and our strategic goals and performance, as well as to align the interests of our NEOs, and other executives and key employees, with those of our shareholders by awarding long-term equity incentives in the form of stock options and restricted stock. These awards are made pursuant to our 2004 Equity Incentive Plan, as amended, referred to as the 2004 Plan.

Initial Option Grants

Historically, we have issued option awards under our 2004 Plan upon initial employment. These options generally vest, subject to continued employment, over a period of three years. Options are granted as incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to the extent permitted, with the remainder granted as nonqualified stock options. The exercise price for option grants under our 2004 Plan is equal to the closing price of our common stock on the NYSE on the date that such grant is approved by our board.

During 2013, none of our NEOs received an option award, and no stock options were awarded to our NEOs for the 2012 fiscal year.

Restricted Stock Awards

In May 2007, we received SEC exemptive relief, and our shareholders approved amendments to the 2004 Plan, permitting us to grant restricted stock awards. We believe that annual restricted stock awards to our NEOs are a critical part of our compensation program as they allow us to:

•	align our business plan, shareholders interests and employee concerns,

•	manage dilution associated with equity-based compensation,

•	match the return expectations of the business more closely with our equity-based compensation plan, and

•	retain key management talent.

In our view, restricted stock motivates performance that is more consistent with the type of return expectations that we have established for our shareholders. Accordingly, our compensation committee awards annual restricted stock award grants to our NEOs. These awards typically vest over three years.

For 2013, when determining the size of restricted stock grants for our NEOs, our compensation committee assessed each NEO’s individual performance, our overall company performance, as well as the levels of equity compensation paid by other companies with whom we compete for executive talent.

Based on this performance assessment, and after due consideration, our compensation committee, on March 4, 2013, awarded the following short-term and long-term equity incentive awards, in the form of restricted stock, to our NEOs related to their performance during the prior fiscal year as set forth in the tables below. The value of the restricted stock awards listed below was determined to be the closing price of our common stock on the NYSE on March 4, 2013, the date of restricted stock award grants. These restricted stock awards vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months.

Short-term Awards

	Grant Date	2013 Short-term Restricted Stock Awards	Fair Value of Restricted Stock Awards
Manuel Henriquez	03/04/2013	103,774	$1,320,005
Jessica Baron	03/04/2013	14,151	$180,001
Parag Shah	03/04/2013	15,330	$194,998
Scott Bluestein	03/04/2013	15,723	$199,997
Todd Jaquez-Fissori	03/04/2013	13,267	$168,756

Long-term Awards

	Grant Date	2013 Long-term Restricted Stock Awards	Fair Value of Restricted Stock Awards
Manuel Henriquez	03/04/2013	196,540	$2,499,989
Jessica Baron	03/04/2013	18,082	$230,003
Parag Shah	03/04/2013	51,101	$650,005
Scott Bluestein	03/04/2013	39,308	$499,998
Todd Jaquez-Fissori	03/04/2013	9,827	$124,999

Limitations on Grants Under 2004 Plan; Other Plan Terms

The 2004 Plan limits the combined maximum amount of restricted stock that may be issued under both of our 2004 Plan and our 2006 Non-Employee Director Plan to 10% of the outstanding shares of our stock on the effective date of the 2004 Plan and 2006 Non-Employee Director Plan plus 10% of the number of shares of stock issued or delivered by us during the terms of the 2004 Plan and 2006 Non-Employee Director Plan. The prior amendments approved under our 2004 Plan further specify that no one person will be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors and executive officers, together with any restricted stock issued pursuant to the 2004 Plan and 2006 Non-Employee Director Plan, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 Plan and 2006 Non-Employee Director Plan, at the time of issuance will not exceed 20% of our outstanding voting securities.

All restricted stock grants under the 2004 Plan made prior to March 4, 2013 will continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. Under the 2004 Plan, restricted stock awards vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months.

Eligibility includes all of our NEOs. Each grant of restricted stock under the 2004 Plan to our NEOs will contain such terms and conditions, including consideration and vesting, as our Board deems appropriate and as allowed for within the provisions of the 2004 Plan. Under the 2006 Non-Employee Director Plan, restricted stock vests one-third each year on the anniversary of the date of the grant over a three-year period.

2014 Restricted Stock Awards

In April 2014, our compensation committee further assessed each NEO’s individual performance, our overall company performance and the levels of equity compensation paid by other companies with whom we compete for executive talent. Based on this assessment, and after due consideration, our compensation committee awarded the following equity incentive awards, in the form of restricted stock, in the amounts and on the dates set forth in the tables below. As discussed in this proxy statement under “SUBSEQUENT COMPENSATION ACTIONS”, our board approved amendments to these awards on May 22, 2014 to accelerate the vesting applicable to such awards.

	Grant Date	Restricted Stock Awards(1)	Fair Value of Restricted Stock Awards on Grant Date(2)
Manuel Henriquez	04/10/2014	275,000	$3,792,250
	04/15/2014	160,000	$2,200,000

Jessica Baron	04/10/2014	20,000	$275,800
	04/14/2014	17,500	$242,025

Parag Shah	04/10/2014	60,000	$827,400
	04/14/2014	75,000	$1,037,250

Scott Bluestein	04/10/2014	25,000	$344,750
	04/14/2014	45,000	$622,350

Todd Jaquez-Fissori(3)	04/10/2014	20,000	$275,800
	04/14/2014	30,000	$414,900

(1)	Pursuant to award amendments adopted by our board on May 22, 2014, these restricted stock awards vest as to one-half on the one year anniversary of the date of grant and quarterly over the succeeding 12 months.
(2)	Based on the closing prices per share of our common stock of $13.79, $13.83 and $13.75 on April 10, 2014, April 14, 2014 and April 15, 2014, respectively.
(3)	Mr. Fissori resigned from Hercules as of April 25, 2014.

Other Elements of Compensation; Benefits and Perquisites; Change of Control Payments

Severance

No NEO or employee of the Company has a written severance agreement.

Benefits and Perquisites

Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefits program is designed to provide competitive benefits and is not based on performance. Other than the benefits described below, our NEOs do not receive any other benefits, including retirement benefits, or perquisites from Hercules. Our NEOs and other full-time employees receive general health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2013, our 401(k) plan provided for a match of contributions by the company for up to $17,000 per full-time employee.

Potential Payments Upon Termination or Change of Control

No NEO or employee of Hercules has a written employment agreement.

Upon specified covered transactions (as defined in the 2004 Plan), in which there is an acquiring or surviving entity, our board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as our board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by our board, to participate as a shareholder in the covered transaction following exercise, and the award will terminate upon consummation of the covered transaction. A covered transaction includes the following: (i) a merger or other transaction in which the company is not the surviving corporation or which results in the acquisition of all or substantially all of our then outstanding common stock by a single person or entity or by a group of persons and/or entities; (ii) a sale of substantially all of our assets; (iii) a dissolution or liquidation of Hercules; or (iv) a change in a majority of our board’s composition unless approved by a majority of the directors continuing in office.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, we believe it is important to compare compensation paid to each NEO not only with compensation in our comparative group companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of our compensation committee’s review, we made a comparison of our CEO’s total compensation paid for the year ending December 31, 2013 against that paid to our other NEOs during the same year. Upon review, our compensation committee determined that our CEO’s compensation relative to that of our other NEOs was justified relative to the compensation paid to our other NEOs because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by our compensation committee, as compared to the other NEOs. Our compensation committee also reviewed the mix of the individual elements of compensation paid to our NEOs for this period. In the course of its review, our compensation committee also considered the individual performance of each NEO and any changes in responsibilities of the NEO. Based on its review, our compensation committee determined that our CEO’s total compensation comprised of base salary, annual cash bonus and short and long-term equity incentive and retention awards was properly aligned in comparison to total compensation paid to the other NEOs.

Stock Ownership Guidelines

We maintain stock ownership guidelines, which are outlined in our corporate governance guidelines, because we believe that material stock ownership by our executives plays a role in effectively aligning the interests of these employees with those of our shareholders and strongly motivates our executives to build long-term shareholder value. Pursuant to our stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Hercules common stock, based on market value, within three years of joining Hercules. Our Board may make exceptions to this requirement based on particular circumstances. Each NEO has exceeded his respective guideline as of May 14, 2014.

Tax and Accounting Matters

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our 2004 Equity Incentive Plan and 2006 Non-Employee Director Plan in accordance with the requirements of FASB ASC Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on the grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, our compensation committee considers the income tax consequences to Hercules of its compensation policies and procedures. In particular, our compensation committee considers Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO. Our compensation committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the company’s capability to take an immediate compensation expense deduction. Our board believes that the best interests of Hercules and our shareholders are served by executive compensation programs that encourage and promote our principal compensation philosophy, enhancement of shareholder value, and permit our compensation committee to exercise discretion in the design and implementation of compensation packages. Accordingly, we may from time to time pay compensation to our NEOs that may not be fully tax deductible, including certain bonuses and restricted stock. Stock options granted under our stock plan are intended to qualify as performance-based compensation under Section 162(m) and are generally fully deductible. We will continue to review our executive compensation plans periodically to determine what changes, if any, should be made as a result of the limitation on deductibility.

Subsequent Compensation Actions

Acceleration of Vesting of Restricted Stock Awards

In April 2014, our compensation committee and board awarded the equity incentive awards detailed above in the Compensation Discussion and Analysis section of this proxy statement under “—Elements of Executive Compensation—Long-Term Equity Incentive Compensation—2014 Restricted Stock Awards”. These awards are referred to as the April 2014 awards.

Based on its further assessment of the market for executive talent and increased competition for the service of Hercules’ key employees, including our NEOs, on May 22, 2014 our board approved amendments to the April 2014 awards to accelerate the vesting schedules applicable to such awards. Pursuant to the revised vesting schedules, each April 2014 award made to Mr. Henriquez, Ms. Baron, Mr. Shah and Mr. Bluestein will vest as to one-half of the shares on the one year anniversary of the date of grant and quarterly over the succeeding 12 months. We have amended the Compensation Discussion and Analysis section of this proxy statement accordingly, and we have updated the disclosures and the footnotes to the table included under “—Elements of Executive Compensation—Long-Term Equity Incentive Compensation—2014 Restricted Stock Awards” to reflect the revised vesting terms for the April 2014 awards.

NEO Base Salary Increases

In connection with his promotion to chief investment officer, our compensation committee approved an increase in annual base salary for Mr. Bluestein. Also, our compensation committee approved a three percent (3%) increase in base salaries for each of the other NEOs listed below. The following table summarizes these salary increases.

	Fiscal Year 2013 Base Salary	Fiscal Year 2014 Base Salary
Manuel Henriquez	$757,050	$779,762
Jessica Baron	$285,000	$293,550
Scott Bluestein	$300,000	$420,000

Retention Bonus Programs

On May 22, 2014, our compensation committee and board of directors approved a key employee retention program, which also included retention bonus payments for the NEOs listed below. Subject to their continued employment, the NEOs listed below will receive, subject to our compensation committee’s authority to terminate or amend the retention bonus program, in its sole discretion, the following additional cash bonuses during fiscal 2014 and 2015.

	October 2014 Retention Bonus Payment Amount	April 2015 Retention Bonus Payment Amount
Manuel Henriquez	$136,458	$136,458
Jessica Baron	$51,371	$51,371
Scott Bluestein	$73,500	$73,500

Risk Assessment of the Compensation Programs

Our board believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on Hercules. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. The “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for executive and management employees. We use common variable compensation designs across all employees of Hercules with a significant focus on individual performance and contribution along with achievement of certain corporate objectives as generally described in the foregoing Compensation Discussion and Analysis.

In view of the current economic and financial environment, our compensation committee and our board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of Hercules. Our compensation committee has designed our compensation programs to reward our employees for achieving annual profitability and long-term increase in stockholder value.

Our board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the return realized by shareholders. Accordingly, our compensation committee has designed our executive compensation program to mitigate these possibilities and to ensure that our compensation practices and decisions are consistent with our risk profile. These features include the following:

•	bonus payouts and short-term equity incentive awards that are not based solely on corporate performance objectives, but also require achievement of individual performance objectives,

•	the financial opportunity in our long-term equity incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking,

•	annual cash bonuses that are paid in one installment after the end of the fiscal year to which the bonus payout relates, and

•	final decision making by our compensation committee and our board on all awards.

Additionally, our compensation committee considered an assessment of compensation-related risks for all of our employees. Based on this assessment, the committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on Hercules. In making this evaluation, our compensation committee reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and our board. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

Executive Compensation Tables

Summary Compensation Table

The following table provides information concerning the compensation earned by our NEOs for the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Manuel Henriquez	2013	$757,050	$1,136,000	$3,819,994	$639,950	$6,352,994
Chairman & Chief Executive Officer	2012	$735,000	$880,000	$2,648,450	$439,683	$4,703,133
	2011	$735,000	$825,000	$1,395,000	$288,834	$3,243,834

Jessica Baron	2013	$285,000	$287,442	$410,004	$106,821	$1,089,267
Chief Financial Officer	2012	$235,000	$180,000	$653,600	$69,720	$1,138,320
	2011	$175,000	$85,000	$139,500	$19,701	$419,201

Parag Shah	2013	$347,162	$350,000	$845,003	$225,899	$1,768,064
Senior Managing Director and Life Science Group Head	2012	$337,050	$195,000	$1,140,455	$212,965	$1,885,470
	2011	$337,050	$275,000	$697,500	$160,652	$1,470,202

Scott Bluestein	2013	$300,000	$360,000	$699,995	$107,645	$1,467,640
Chief Credit Officer	2012	$270,000	$185,000	$378,350	$45,075	$878,425
	2011	$250,000	$135,000	$83,700	$7,033	$475,733

Todd Jaquez-Fissori	2013	$260,000	$312,000	$293,755	$80,056	$945,811
Former Senior Managing Director and Energy Technology Group Head(5)	2012	$225,000	$225,000	$439,450	$44,550	$934,000
	2011	$175,000	$145,000	$111,600	$6,600	$438,200

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year. The bonus amount for Ms. Baron includes a one-time bonus payment of $16,442, which was awarded to her on September 12, 2013 in light of her strong continued performance during 2013.
(3)	The amounts reflect the aggregate grant date fair value of restricted stock awards made to our NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.
(4)	Represents matching contributions under our 401(k) plan of (a) $17,000 in 2013 to Messrs. Henriquez, Shah, Bluestein and Jacquez-Fissori and Ms. Baron, (b) $6,500 in 2012 to Messrs. Henriquez, Shah, Bluestein and Jacquez-Fissori and Ms. Baron, (c) $6,500 in 2011 to Messrs. Henriquez, Shah and Ms. Baron, and (d) $2,083 to Mr. Bluestein in 2011. Dividends to Messrs. Henriquez, Shah, Bluestein, Jacquez-Fissori, and Ms. Baron in the amount of $622,950, $208,899, $90,645, $63,056 and $89,821, respectively, were paid on unvested restricted stock awards during 2013. Dividends to Messrs. Henriquez, Shah, Bluestein, Jacquez-Fissori, and Ms. Baron in the amount of $433,183, $206,465, $38,575, $38,050 and $63,220, respectively, were paid on unvested restricted stock awards during 2012. Dividends to Messrs. Henriquez, Shah, Bluestein, Jaquez-Fissori, and Ms. Baron in the amount of $282,334, $154,152, $4,950, $6,600 and $13,201, respectively, were paid on unvested restricted stock awards during 2011. NEOs did not receive any other perquisites or personal benefits from Hercules.
(5)	Mr. Fissori resigned from Hercules as of April 25, 2014.

Grants of Plan Based Awards

The following table sets forth certain information with respect to the restricted stock awards granted during the fiscal year ended December 31, 2013 to each of our NEOs. No stock options were awarded to our NEOs during the fiscal year ended December 31, 2013.

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options	Grant Date Fair Value of Stock and Option Awards(2)
Short Term Awards
Manuel Henriquez	03/04/2013	103,774	—	$1,320,005
Chairman and Chief Executive Officer

Jessica Baron(3)	03/04/2013	14,151	—	$180,001
Chief Financial Officer

Parag Shah	03/04/2013	15,330	—	$194,998
Senior Managing Director and Life Sciences Group Head

Scott Bluestein	03/04/2013	15,723	—	$199,997
Chief Credit Officer

Todd Jaquez-Fissori(4)	03/04/2013	13,267	—	$168,756
Senior Managing Director and Clean Technology Group Head

Long Term Awards
Manuel Henriquez	03/04/2013	196,540	—	$2,499,989
Chairman and Chief Executive Officer

Jessica Baron(3)	03/04/2013	18,082	—	$230,003
Chief Financial Officer

Parag Shah	03/04/2013	51,101	—	$650,005
Senior Managing Director and Life Sciences Group Head

Scott Bluestein	03/04/2013	39,308	—	$499,998
Chief Credit Officer

Todd Jaquez-Fissori(4)	03/04/2013	9,827	—	$124,999
Former Senior Managing Director and Clean Technology Group Head

(1)	Restricted stock awards vest based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. When payable, dividends are paid on a current basis on the unvested shares.
(2)	The amounts reflect the aggregate grant date fair value of restricted stock awards made to our NEOs during 2013 computed in accordance with FASB ASC Topic 718.
(3)	Effective March 27, 2012, the Board promoted Ms. Baron from the Company’s Interim Chief Financial Officer to the Company’s Chief Financial Officer. In connection with such promotion. Ms. Baron was awarded 25,000 shares of restricted common stock.
(4)	On July 17, 2012, the Board appointed Mr. Jaquez-Fissori to Senior Managing Director and Clean Technology Group Head. In connection with such appointment, Mr. Jaquez-Fissori was awarded 15,000 shares of restricted common stock.

Outstanding Equity Awards at Fiscal Year End

The following table shows outstanding stock option awards classified as exercisable and unexercisable and stock awards as of December 31, 2013 for each of the NEOs:

Name and Principal Position	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Manuel Henriquez	—	—	—	—	14,063	$230,633
Chairman and Chief Executive Officer	—	—	—	—	39,063	$640,633
	—	—	—	—	137,813	$2,260,133
	—	—	—	—	196,540	$3,223,256
	—	—	—	—	103,774	$1,701,894

Jessica Baron	—	—	—	—	344	$5,642
Chief Financial Officer	—	—	—	—	125	$2,050
	—	—	—	—	3,907	$64,075
	—	—	—	—	19,688	$322,883
	—	—	—	—	14,063	$230,633
	—	—	—	—	18,082	$296,545
	—	—	—	—	14,151	$232,076

Parag Shah	—	—	—	—	1,563	$25,633
Senior Managing Director and Life Science Group Head	—	—	—	—	6,563	$107,633
	—	—	—	—	19,532	$320,325
	—	—	—	—	59,344	$973,242
	—	—	—	—	15,330	$251,412
	—	—	—	—	51,101	$838,056

Scott Bluestein	95,539	—	$9.90	11/23/2017	2,344	$38,442
Chief Credit Officer					19,688	$322,883
	—	—	—	—	15,723	$257,857
	—	—	—	—	39,308	$644,651

Todd Jaquez-Fissori	—	—	—	—	3,125	$51,250
Former Senior Managing Director and Clean Technology Group Head	—	—	—	—	14,063	$230,633
	—	—	—	—	9,688	$158,883
	—	—	—	—	13,267	$217,579
	—	—	—	—	9,827	$161,163

(1)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2013 by the number of shares.

Options Exercised and Stock Vested

The following table sets forth certain information with respect to options exercised and the shares of restricted stock that vested during the fiscal year ended December 31, 2013 to each of our NEOs.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Current NEOs
Manuel Henriquez	798,116	$1,402,859	200,938	$2,731,718
Chairman & Chief Executive Officer

Jessica Baron	38,759	$60,468	31,249	$419,694
Chief Financial Officer

Parag Shah	394,055	$1,319,604	97,094	$1,320,086
Senior Managing Director and Life Science Group Head

Scott Bluestein	29,461	$114,723	17,187	$228,931
Chief Credit Officer

Todd Jaquez-Fissori	—	—	18,749	$257,027
Former Senior Managing Director and Clean Technology Group Head

Compensation Committee Interlocks and Insider Participation

All members of our compensation committee are independent directors and none of the members are present or past employees of Hercules. No member of our compensation committee: (i) has had any relationship with Hercules requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our board.

2004 Equity Incentive Plan

Our Board and our stockholders have approved the 2004 Equity Incentive Plan for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Equity Incentive Plan our Compensation Committee may award incentive stock options (“ISOs”), within the meaning of Section 422 of the Code, and non-qualified stock options to employees and employee directors. The following is a summary of the material features of the 2004 Equity Incentive Plan.

Under the 2004 Equity Incentive Plan, we have authorized for issuance up to 8,000,000 shares of common stock of which 792,425 shares were available for issuance as of May 14, 2014. Participants in the 2004 Equity Incentive Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our Compensation Committee. Options granted under the 2004 Equity Incentive Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board, the 2004 Equity Incentive Plan will terminate on the tenth anniversary of the date it was last approved by our stockholders. Such approval was last given by our stockholders on June 1, 2011. The 2004 Equity Incentive Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under the 2004 Equity Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under the 2004 Equity Incentive Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as the Board shall deem appropriate. Our Board determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to the Company and will be available for future awards under this plan.

Our Board administers the 2004 Equity Incentive Plan and has the authority, subject to the provisions of the 2004 Equity Incentive Plan, to determine who will receive awards under the 2004 Equity Incentive Plan and the terms of such awards. The Board has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the 2004 Equity Incentive Plan), all outstanding awards under the 2004 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

2006 Non-Employee Director Plan

Our Board and our stockholders have approved the 2006 Non-Employee Director Plan. Under current SEC rules and regulations applicable to BDCs absent exemptive relief, a BDC may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our Board. The following is a summary of the material features of the 2006 Non-Employee Director Plan.

The Company has instituted the 2006 Non-Employee Director Plan for the purpose of advancing the interests of the Company by providing for the grant of awards under the 2006 Non-Employee Director Plan to eligible non-employee directors. Under the 2006 Non-Employee Director Plan, we have authorized for issuance up to 1,000,000 shares of common stock of which 853,332 shares were available for issuance as of May 14, 2014. The 2006 Non-Employee Director Plan authorizes the issuance to non-employee directors of non-statutory stock options (“NSOs”) to purchase shares of common stock at a specified exercise price per share and/or restricted stock. NSOs granted under the 2006 Non-Employee Director Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by the Board on the date of the grant. The amount of the options that may be granted are limited by the terms of the 2006 Non-Employee Director Plan, which prohibits any grant that would cause the Company to be in violation of Section 61(a)(3) of the 1940 Act.

Under the 2006 Non-Employee Director Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to the Board and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. The Compensation Committee has, subject to SEC approval, the authority to determine from time to time which of the persons eligible under the 2006 Non-Employee Director Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under the 2006 Non-Employee Director Plan is set at the closing price of the Company’s market price on the NYSE as of the date of grant and will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by the Board, the 2006 Non-Employee Director Plan will terminate on June 21, 2017 and no additional awards may be made under the 2006 Non-Employee Director Plan after that date. The 2006 Non-Employee Director Plan provides that all awards granted under the 2006 Non-Employee Director Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act. The Compensation Committee will determine the period during which any options granted under the 2006 Non-Employee Director Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under the 2006 Non-Employee Director Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to the Company terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to the Company not terminated. In addition, if the Board determines that a non-employee director’s service to the Company terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under the 2006 Non-Employee Director Plan, we also are permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to the Board and the forfeiture restrictions on such shares will vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

The Compensation Committee administers the 2006 Non-Employee Director Plan. If there is a change in the capital structure of the Company by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the number and class of shares of stock subject to the 2006 Non-Employee Director Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation of the Company or other similar events (a “Covered Transaction”), the Board may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

The Board may, subject to SEC prior approval, at any time or times amend the 2006 Non-Employee Director Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Non-Employee Director Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Non-Employee Director Plan the Board may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless the Board expressly reserved the right to do so at the time of the grant of the award.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 14, 2014, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 14, 2014 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 62,605,639 shares of common stock outstanding as of May 14, 2014.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Manuel A. Henriquez(2)	2,099,373	3.4%

Independent Directors
Robert P. Badavas(3)	135,399	*
Joseph W. Chow(4)	129,325	*
Allyn C. Woodward, Jr.(5)	228,611	*

Named Executive Officers
Scott Bluestein(6)	279,347	*
Parag Shah(7)	462,465	*
Jessica Baron(8)	141,736	*
Executive officers and directors as a group(9)	3,480,256	5.6%

*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Includes 775,230 shares of restricted stock, and 54,348 shares of common stock held in trusts for the benefit of Mr. Henriquez’s children and for which his spouse serves as trustee. Mr. Henriquez disclaims beneficial ownership of such shares held in trust except to the extent of his pecuniary interest therein.
(3)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options. Includes 1,666 shares of restricted common stock.
(4)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options. Includes 1,666 shares of restricted common stock.
(5)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options. Includes 3,333 shares of restricted common stock.
(6)	Includes 95,539 shares of common stock that can be acquired upon the exercise of outstanding options and 125,104 shares of restricted common stock.
(7)	Includes 243,669 shares of restricted common stock.
(8)	Includes 125,104 shares of restricted common stock.
(9)	Includes 110,539 shares of common stock that can be acquired upon the exercise of outstanding options and 1,243,693 shares of restricted common stock.

The following table sets forth as of May 14, 2014, the dollar range of our securities owned by our directors and portfolio management employees.

Name	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Robert P. Badavas	over $100,000
Joseph W. Chow	over $100,000
Allyn C. Woodward, Jr.	over $100,000
Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000
Portfolio Management Employees:
Scott Bluestein	over $100,000
Parag I. Shah	over $100,000
Jessica Baron	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or common stock that will hold our preferred stock or common stock as a capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units comprised of combinations of securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of beneficial owners with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the purchase, ownership and disposition of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our securities will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal income tax return for 2006. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. On December 31, 2005, immediately before the effective date of our RIC election, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis as of such date. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 federal income tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute (or are deemed to distribute) to stockholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are payable in part in our common stock.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to the RIC’s stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses, and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability. Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

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a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

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a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional preferred stock or common stock. To the extent such distributions paid by us through 2012 (unless extended by legislation) to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 20%, in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a U.S. stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. stockholder’s gross income and the tax deemed paid by the U.S. stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our common stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our preferred stock or common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

However, for taxable years beginning before January 1, 2014, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and if made in a taxable year beginning on or before January 1, 2014 and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them, while providing its stockholders with the ability to retain the liquidity of a publicly-traded stock. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, a business development company must either control the issuer of the securities or must offer to make available significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see “—Exemptive Relief” below and Note 7 to our consolidated financial statements.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business & Structure—Because we borrow money, there could be increased risk in investing in our company.”

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is posted on our website at www.htgc.com and was filed with the SEC as an exhibit to the registration statement (Registration No. 333-122950) for our initial public offering. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received approval from the SEC on our request for exemptive relief that permits us to exclude the indebtedness of our wholly-owned subsidiaries that are small business investment companies from the 200% asset coverage requirement applicable to us.

On May 2, 2007, we received approval from the SEC on our request for exemptive relief that permits us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Incentive Plan permitting such restricted grants.

On June 22, 2010 we received approval from the SEC on our request for exemptive relief that permits our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

Legislation

Recently, legislation was introduced in the U.S. House of Representatives which may revise certain regulations applicable to business development companies. The legislation provides for (i) increasing the amount of funds business development companies may borrow by reducing asset to debt limitations from 2:1 to 3:2,

(ii) permitting business development companies to file registration statements with the U.S. Securities and Exchange Commission that incorporate information by reference from already-filed reports, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing business development companies to own investment adviser subsidiaries. There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.

Other

We will be periodically examined by the SEC for compliance with the Securities Exchange Act of 1934 and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. Penney, our General Counsel, as our Chief Compliance Officer responsible for administering these policies and procedures.

Small Business Administration Regulations

We make investments in qualifying small businesses through our two wholly-owned SBIC subsidiaries, HT II and HT III. At December 31, 2013 we had issued $225.0 million in SBA-guaranteed debentures in HT II and HT III, which is the maximum amount allowed for a group of SBICs under common control. In March 2014, we repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At March 31, 2014, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. In aggregate, at March 31, 2014, with our net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $225.0 million of SBA-guaranteed debentures, subject to SBA approval.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2014 as a result of having sufficient capital as defined under the SBA regulations.

HT II and HT III hold approximately $143.7 million and $290.0 million in assets, respectively, and accounted for approximately 9.5% and 19.3% of our total assets prior to consolidation at March 31, 2014.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, HT II and HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this report, we do not have any preferred stock outstanding.

At March 31, 2014, 76.8% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Valuation Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate;

(4) the Valuation Committee discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date.

The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans, which represent less than 4.0% of the Company’s debt investment portfolio, using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or, if under the in-exchange premise, when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investment from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Equity-Related Securities and Warrants

In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Company estimates the fair value of warrants using a Black Scholes pricing model.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such, events or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 62,622,652 shares are outstanding as of May 23, 2014. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	62,622,652

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2012, 2013 and 2014, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiaries, HT II and HT III, have obtained SBIC licenses. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risks—Risks Related to an Investment in our Securities—” Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement to this prospectus will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $400,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise, negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, at negotiated prices, or at prices determined by an auction process, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. Although we are not currently authorized to issue shares of our common stock at a price below our net asset value per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the three-months ended March 31, 2014, we paid approximately $32,000 in brokerage commissions. For the years ended December 31, 2013, 2012 and 2011 we paid approximately $37,500, $13,700 and $9,000 in brokerage commissions, respectively.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The consolidated financial statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2013 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The information under the caption “Senior Securities” as of December 31, 2009, included elsewhere herein, has been derived from our financial statements audited by Ernst & Young LLP, an independent registered public accounting firm as set forth in their supplementary report appearing elsewhere herein. Such information has been included herein, in reliance upon such supplementary report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Board of Directors and Shareholders of

Hercules Technology Growth Capital, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows present fairly, in all material respects, the financial position of Hercules Technology Growth Capital, Inc. and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework 1992 issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO 1992). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 95. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2013 by correspondence with the custodian, borrowers and brokers, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA

February 27, 2014

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31,
	2013	2012
Assets
Investments:
Non-control/Non-affiliate investments (cost of $891,059 and $896,031, respectively)	$899,314	$894,428
Affiliate investments (cost of $15,238 and $18,307, respectively)	10,981	11,872

Total investments, at value (cost of $906,297 and $914,338, respectively)	910,295	906,300
Cash and cash equivalents	268,368	182,994
Restricted cash	6,271	—
Interest receivable	8,962	9,635
Other assets	27,819	24,714

Total assets	$1,221,715	$1,123,643

Liabilities
Accounts payable and accrued liabilities	$14,268	$11,575
Long-term Liabilities (Convertible Senior Notes)	72,519	71,436
Asset-Backed Notes	89,557	129,300
2019 Notes	170,364	170,364
Long-term SBA Debentures	225,000	225,000

Total liabilities	$571,708	$607,675
Commitments and Contingencies (Note 10)

Net assets consist of:
Common stock, par value	62	53
Capital in excess of par value	656,594	564,508
Unrealized appreciation/(depreciation) on investments	3,598	(7,947)
Accumulated realized losses on investments	(15,240)	(36,916)
Undistributed net investment income/(Distributions in excess of investment income)	4,993	(3,730)

Total net assets	$650,007	$515,968

Total liabilities and net assets	$1,221,715	$1,123,643

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	61,837	52,925
Net asset value per share	$10.51	$9.75

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trust for the asset-backed notes (see Note 4), which is a variable interest entity (“VIE”). The assets of our securitization VIE can only be used to settle obligations of our consolidated securitization VIE, these liabilities are only the obligations of our consolidated securitization VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statements of Assets and Liabilities above.

	December 31,
(Dollars in thousands)	2013	2012
ASSETS
Restricted Cash	$6,271	$—
Total investments, at value (cost of $166,513 and $0, respectively)	165,445	226,997

Total assets	$171,716	$226,997

LIABILITIES
Asset-Backed Notes	$89,557	$129,300

Total liabilities	$89,557	$129,300

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2013	2012	2011
Investment income:
Interest Income
Non-Control/Non-Affiliate investments	$121,302	$85,258	$69,552
Affiliate investments	2,369	2,345	—
Control investments	—	—	794

Total interest income	123,671	87,603	70,346

Fees
Non-Control/Non-Affiliate investments	16,016	9,897	9,400
Affiliate investments	26	20	14
Control investments	—	—	95

Total fees	16,042	9,917	9,509

Total investment income	139,713	97,520	79,855
Operating expenses:
Interest	30,334	19,835	13,252
Loan fees	4,807	3,917	2,635
General and administrative	9,354	8,108	7,992
Employee Compensation:
Compensation and benefits	16,179	13,326	13,260
Stock-based compensation	5,974	4,227	3,128

Total employee compensation	22,153	17,553	16,388

Total operating expenses	66,648	49,413	40,267

Net investment income	73,065	48,107	39,588
Net realized gain on investments
Non-Control/Non-Affiliate investments	14,836	3,168	2,741

Total net realized gain on investments	14,836	3,168	2,741

Net increase (decrease) in unrealized appreciation on investments
Non-Control/Non-Affiliate investments	12,370	(2,448)	(3,976)
Affiliate investments	(825)	(2,068)	3,425
Control investments	—	—	5,158

Total net unrealized appreciation (depreciation) on investments	11,545	(4,516)	4,607

Total net realized and unrealized gain (loss)	26,381	(1,348)	7,348

Net increase in net assets resulting from operations	$99,446	$46,759	$46,936

Net investment income before investment gains and losses per common share:
Basic	$1.22	$0.96	$0.91

Change in net assets per common share:
Basic	$1.67	$0.93	$1.08

Diluted	$1.63	$0.93	$1.07

Weighted average shares outstanding
Basic	58,838	49,068	42,988

Diluted	60,292	49,156	43,299

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Undistributed net investment income/ (Distributions in excess of investment income)	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2010	43,444	$43	$477,549	$(8,038)	$(51,033)	$(5,648)	$(342)	$412,531
Net increase in net assets resulting from operations	—	—	—	4,607	2,741	39,588	—	46,936
Issuance of common stock	188	1	981	—	—	—	—	982
Issuance of common stock under restricted stock plan	140	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	167	—	1,649	—	—	—	—	1,649
Retired shares from net issuance	(86)	—	(952)	—	—	—	—	(952)
Issuance of the Convertible Senior Notes (see Note 4)	—	—	5,190	—	—	—	—	5,190
Dividends declared	—	—	—	—	—	(38,490)	—	(38,490)
Stock-based compensation	—	—	3,195	—	—	—	—	3,195
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(3,368)	—	5,250	(1,882)	—	—

Balance at December 31, 2011	43,853	$44	$484,244	$(3,431)	$(43,042)	$(6,432)	$(342)	$431,041

Net increase in net assets resulting from operations	—	$—	$—	$(4,516)	$3,168	$48,107	$—	$46,759
Issuance of common stock	578	1	3,287	—	—	—	—	3,288
Issuance of common stock under restricted stock plan	505	—	—	—	—	—	—	—
Issuance of common stock as stock dividend.	219	—	2,305	—	—	—	—	2,305
Retired shares from net issuance	(330)	—	(4,625)	—	—	—	—	(4,625)
Public Offering	8,100	8	80,872	—	—	—	—	80,880
Dividends declared	—	—	—	—	—	(47,983)	—	(47,983)
Stock-based compensation	—	—	4,303	—	—	—	—	4,303
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(5,878)	—	2,958	2,920	—	—

Balance at December 31, 2012	52,925	$53	$564,508	$(7,947)	$(36,916)	$(3,388)	$(342)	$515,968

Net increase in net assets resulting from operations	—	$—	$—	$11,545	$14,836	$73,065	$—	$99,446
Issuance of common stock	2,019	2	25,245	—	—	—	—	25,247
Issuance of common stock under restricted stock plan	423	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	159	—	2,201	—	—	—	—	2,201
Retired shares from net issuance	(1,739)	(2)	(27,990)	—	—	—	—	(27,992)
Public Offering	8,050	8	95,529	—	—	—	—	95,537
Dividends declared	—	—	—	—	—	(66,454)	—	(66,454)
Stock-based compensation	—	—	6,054	—	—	—	—	6,054
Tax Reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(8,952)	—	6,840	2,112	—	—

Balance at December 31, 2013	61,837	$62	$656,594	$3,598	$(15,240)	$5,335	$(342)	$650,007

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	December 31,
	2013	2012	2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$99,446	$46,759	$46,936
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(487,558)	(507,098)	(445,066)
Principal payments received on investments	477,535	245,777	247,325
Proceeds from sale of investments	44,832	25,948	17,733
Net (increase) decrease in unrealized (appreciation) / depreciation on investments	(11,545)	4,516	(4,607)
Net realized gain on investments	(14,836)	(3,048)	(2,741)
Accretion of paid-in-kind principal	(3,103)	(1,400)	(1,943)
Accretion of loan discounts	(6,652)	(5,441)	(6,999)
Accretion of loan discount on Convertible Senior Notes	1,083	1,083	767
Accretion of loan exit fees	(9,251)	(3,986)	(94)
Change in deferred loan origination revenue	1,409	2,301	2,420
Unearned fees related to unfunded commitments	(3,087)	(1,900)	615
Amortization of debt fees and issuance costs	4,044	1,560	1,688
Depreciation	252	289	348
Stock-based compensation and amortization of restricted stock grants	6,054	4,303	3,195
Change in operating assets and liabilities:
Interest and fees receivable (payable)	672	(3,815)	(1,300)
Prepaid expenses and other assets	2,488	(988)	318
Accounts payable	54	279	(563)
Accrued liabilities	1,757	926	2,443

Net cash provided by (used in) operating activities	103,594	(193,935)	(139,525)

Cash flows from investing activities:
Purchases of capital equipment	(311)	(87)	(189)
Investment in restricted cash	(6,271)	—	—
Other long-term assets	—	—	(25)

Net cash used in investing activities	(6,582)	(87)	(214)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	92,376	79,647	30
Dividends paid	(64,252)	(45,678)	(36,843)
Issuance of Convertible Senior Notes	—	—	75,000
Issuance of 2019 Notes Payable	—	170,365	—
Issuance of Asset-Backed Notes	—	129,300	—
Repayments of Asset-Backed Notes	(39,743)	—	—
Borrowings of credit facilities	—	64,000	92,500
Repayments of credit facilities	—	(74,228)	(27,313)
Cash paid for debt issuance costs	—	(10,864)	(3,110)
Fees paid for credit facilities and debentures	(19)	—	(3,065)

Net cash provided by (used in) financing activities	(11,638)	312,542	97,199

Net increase (decrease) in cash and cash equivalents	85,374	118,520	(42,540)
Cash and cash equivalents at beginning of year	182,994	64,474	107,014

Cash and cash equivalents at end of year	$268,368	$182,994	$64,474

Supplemental disclosures:
Interest paid	$25,245	$18,928	$11,270
Income taxes paid	$85	$44	$66
Stock dividend	$2,201	$2,305	$1,649

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt
Biotechnology Tools
1-5 Years Maturity
Labcyte, Inc.(11)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$4,270	$4,323	$4,289

Subtotal: 1-5 Years Maturity						4,323	4,289

Subtotal: Biotechnology Tools (0.66%)*						4,323	4,289

Energy Technology
Under 1 Year Maturity
American Superconductor Corporation(3)(11)	Energy Technology	Senior Secured	December 2014	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$4,615	4,991	4,991
Brightsource Energy, Inc.	Energy Technology	Senior Secured	January 2014	Interest rate Prime + 8.25% or Floor rate of 11.50%	$15,000	15,886	15,886
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	June 2014	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$1,315	1,358	1,358

Subtotal: Under 1 Year Maturity						22,236	22,236

1-5 Years Maturity
Agrivida, Inc.	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,000	5,887	5,770
American Superconductor Corporation(3)(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$10,000	9,801	9,801
APTwater, Inc	Energy Technology	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.75%	$18,085	17,874	17,874
BioAmber, Inc.(5)(10)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$25,000	25,298	25,798
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	August 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,400	7,422	7,314
Fluidic, Inc.	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,922	4,922
Fulcrum Bioenergy, Inc.(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$10,000	9,944	9,694
Glori Energy, Inc.(11)	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,333	5,457	5,414
Polyera Corporation	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,809	5,797	5,686
SCIEnergy, Inc.(4)	Energy Technology	Senior Secured	September 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$4,448	4,596	4,685
Scifiniti (pka Integrated Photovoltaics, Inc.)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$1,463	1,443	1,429
Stion Corporation.(4)(6)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,571	4,005	4,096
TAS Energy, Inc.	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$15,000	15,277	15,421
	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$4,503	4,374	4,338

Total TAS Energy, Inc.						19,651	19,760
TPI Composites, Inc.	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$15,000	14,888	14,889

Subtotal: 1-5 Years Maturity						136,985	137,131

Subtotal: Energy Technology (24.52%)*(13)						159,221	159,367

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Communications & Networking
1-5 Years Maturity
OpenPeak, Inc.(11)	Communications & Networking	Senior Secured	July 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$10,029	$10,714	$10,814
Spring Mobile Solutions, Inc.	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$20,000	19,682	19,875

Subtotal: 1-5 Years Maturity						30,396	30,690

Subtotal: Communications & Networking (4.72%)*						30,396	30,690

Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$15,000	14,556	15,006
BIND Therapeutics, Inc.(3)	Drug Delivery	Senior Secured	September 2016	Interest rate Prime + 7.00% or Floor rate of 10.25%	$4,500	4,407	4,458
Celsion Corporation(3)	Drug Delivery	Senior Secured	June 2017	Interest rate Prime + 8.00% or Floor rate of 11.25%	$5,000	4,897	4,897
Dance Biopharm, Inc.	Drug Delivery	Senior Secured	August 2017	Interest rate PRIME + 7.4% or Floor rate of 10.65%	$1,000	974	974
Intelliject, Inc.(11)	Drug Delivery	Senior Secured	June 2016	Interest rate PRIME + 5.75% or Floor rate of 11.00%	$15,000	15,150	15,450
NuPathe, Inc.(3)	Drug Delivery	Senior Secured	May 2016	Interest rate Prime - 3.25% or Floor rate of 9.85%	$5,749	5,629	5,744
Revance Therapeutics, Inc.	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$9,798	10,032	9,943
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$980	1,011	994
Total Revance Therapeutics, Inc.						11,043	10,937

Subtotal: 1-5 Years Maturity						56,655	57,466

Subtotal: Drug Delivery (8.84%)*						56,655	57,466

Drug Discovery & Development
1-5 Years Maturity
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Senior Secured	April 2016	Interest rate Prime + 2.75% or Floor rate of 8.50%	$5,000	4,956	4,892
Anacor Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	July 2017	Interst rate PRIME + 6.40% or Floor rate of 11.65%	$30,000	29,083	29,810
Aveo Pharmaceuticals, Inc.(3)(10)(11)	Drug Discovery & Development	Senior Secured	September 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$19,396	19,396	19,590
Cell Therapeutics, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate Prime + 9.00% or Floor rate of 12.25%	$15,000	14,750	15,200
Cempra, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$15,000	14,795	14,550
Cleveland BioLabs, Inc.(3)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.20% or Floor rate of 10.45%	$6,000	5,909	5,909
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$15,091	14,933	14,649
Coronado Biosciences, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	March 2016	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$13,654	13,720	13,449
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	January 2015	Interest rate PRIME + 4.40% or Floor rate of 10.15%	$5,026	4,991	4,981
Insmed, Incorporated(11)	Drug Discovery & Development	Senior Secured	January 2016	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$20,000	19,708	19,535
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,314	39,455
Neuralstem, Inc.(3)	Drug Discovery & Development	Senior Secured	June 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$8,000	7,874	8,035

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	N/A	Interest rate Fixed 10.00%	$36	$36	$—
	Drug Discovery & Development	Senior Secured	N/A	Interest rate Fixed 10.00%	$45	45	—
	Drug Discovery & Development	Senior Secured	N/A	N/A	$28	28	—

Total Paratek Pharmaceuticals, Inc.					$109	109	—
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$10,000	9,695	9,818

Subtotal: 1-5 Years Maturity						200,232	199,872

Subtotal: Drug Discovery & Development (30.75%)*						200,232	199,872

Electronics & Computer Hardware
1-5 Years Maturity
Clustrix, Inc.	Electronics & Computer Hardware	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$524	526	526
Identive Group, Inc.(3)(11)	Electronics & Computer Hardware	Senior Secured	November 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,938	5,696	5,755
OCZ Technology Group, Inc.	Electronics & Computer Hardware	Senior Secured	April 2016	Interest rate Prime + 8.75% or Floor rate of 12.50%, PIK Interest 3.00%	$1,221	1,221	1,221
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate Prime + 12.75% or Floor rate of 16.00%, PIK Interest 4.00%	$2,046	1,958	1,458

Subtotal: 1-5 Years Maturity						9,400	8,959

Subtotal: Electronics & Computer Hardware (1.38%)*						9,400	8,959

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC	Healthcare Services, Other	Senior Secured	December 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$3,000	2,979	2,979
MDEverywhere, Inc.	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$2,000	1,875	1,907
Orion Healthcorp, Inc.	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 10.50% or Floor rate of 12.00%, PIK Interest 3.00%	$6,591	6,467	6,413
	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$9,000	8,838	8,445
	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$500	465	461

Total Orion Healthcorp, Inc.					$16,091	15,769	15,318
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 9.00% or Floor rate of 11.50%	$1,946	2,017	1,988
	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 11.00% or Floor rate of 14.00%, PIK interest 3.75%	$6,836	6,867	6,833

Total Pacific Child & Family Associates, LLC					$8,782	8,884	8,822

Subtotal: 1-5 Years Maturity						29,508	29,025

Subtotal: Healthcare Services, Other (4.47%)*						29,508	29,025

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Information Services
1-5 Years Maturity
Eccentex Corporation(11)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$657	$658	$185
InXpo, Inc.	Information Services	Senior Secured	April 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,550	2,489	2,384
Jab Wireless, Inc.	Information Services	Senior Secured	November 2017	Interest rate Libor + 6.75% or Floor rate of 8.00%	$30,000	29,822	29,822
	Information Services	Senior Secured	November 2017	Interest rate Prime + 6.75% or Floor rate of 8.00%	$2,000	1,996	1,996

Total Jab Wireless, Inc.					$32,000	31,818	31,818
Womensforum.com(11)	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 7.50% or Floor rate of 10.25%, PIK Interest 2.00%	$4,607	4,536	4,127
	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$6,900	6,793	6,470
	Information Services	Senior Secured	April 2015	Interest rate LIBOR + 6.50% or Floor rate of 9.00%	$1,250	1,227	1,156

Total Womensforum.com					$12,757	12,556	11,754

Subtotal: 1-5 Years Maturity						47,521	46,140

Subtotal: Information Services (7.10%)*						47,521	46,140

Internet Consumer & Business Services
Under 1 Year Maturity
Gazelle, Inc.	Internet Consumer & Business Services	Senior Secured	October 2014	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$2,137	2,115	2,115
Tectura Corporation(8)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,467	3,566
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$10,777	10,777	5,943
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	310
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	2,757

Total Tectura Corporation					$22,807	22,806	12,576

Subtotal: Under 1 Year Maturity						24,921	14,691

1-5 Years Maturity
Blurb, Inc.	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$6,351	6,216	6,054
CashStar, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate Prime + 6.25% or Floor rate 10.50%, PIK Interest 1.00%	$4,018	3,944	3,916
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate Libor + 12.5% or Floor rate 12.50%, PIK Interest 1.5%	$24,685	24,284	23,582
Gazelle, Inc.	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate Prime + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$12,365	12,283	12,128
Just Fabulous, Inc.	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	4,842	4,842

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
NetPlenish(8)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$383	$375	$—
	Internet Consumer & Business Services	Senior Secured	April 2015	Interest rate FIXED 10.00%	$97	97	—

Total NetPlenish					$480	472	—
Reply! Inc.(11)	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$3,031	3,051	3,034
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$9,169	9,086	9,169
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$2,020	2,044	2,070

Total Reply! Inc.					$14,220	14,181	14,273
ShareThis, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$14,578	14,160	14,160
VaultLogix, LLC	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$7,897	7,927	7,525
	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,949	7,898	7,397

Total VaultLogix, LLC					$15,847	15,826	14,923
WaveMarket, Inc.(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,940	9,665

Subtotal: 1-5 Years Maturity						106,148	103,545

Subtotal: Internet Consumer & Business Services (18.19%)*						131,069	118,236

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	December 2014	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$4,000	3,858	3,858

Subtotal: Under 1 Year Maturity						3,858	3,858

1-5 Years Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% and PIK + 3.75% or Floor rate of 10.50%	$4,288	4,122	4,071

Subtotal: 1-5 Years Maturity						4,122	4,071

Subtotal: Media/Content/Info (1.22%)*						7,981	7,929

Medical Devices & Equipment
Under 1 Year Maturity
Oraya Therapeutics, Inc.(9)(11)	Medical Devices & Equipment	Senior Secured	December 2014	Interest rate Fixed 7.00%	$500	500	500

Subtotal: Under 1 Year Maturity						500	500

1-5 Years Maturity
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.5%	$7,500	7,222	7,222
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Senior Secured	April 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$10,000	9,732	9,732
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$10,000	9,696	9,696
Medrobotics Corporation	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$4,561	4,489	4,454

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
NetBio, Inc.	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$5,000	$4,788	$4,788
NinePoint Medical, Inc.	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$5,946	5,911	5,794
Oraya Therapeutics, Inc.(9)(11)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%	$7,064	6,980	7,162
SonaCare Medical, LLC (pka US HIFU, LLC)(11)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,667	5,754	5,818
United Orthopedic Group, Inc.	Medical Devices & Equipment	Senior Secured	July 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$25,000	24,647	25,166
ViewRay, Inc.	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,000	14,489	14,489

Subtotal: 1-5 Years Maturity						93,707	94,320

Subtotal: Medical Devices & Equipment (14.59%)*						94,206	94,819

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$1,032	1,023	1,006
SiTime Corporation	Semiconductors	Senior Secured	September 2016	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,500	3,473	3,473

Subtotal: 1-5 Years Maturity						4,495	4,479

Subtotal: Semiconductors (0.69%)*						4,495	4,479

Software
Under 1 Year Maturity
Clickfox, Inc.	Software	Senior Secured	September 2014	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	1,979	1,979
StartApp, Inc.	Software	Senior Secured	December 2014	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$200	191	191
Touchcommerce, Inc.	Software	Senior Secured	December 2014	Interest rate Prime + 2.25% or Floor rate of 6.50%	$3,111	3,071	2,970

Subtotal: Under 1 Year Maturity						5,241	5,140

1-5 Years Maturity
Clickfox, Inc.	Software	Senior Secured	November 2015	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,842	5,530	5,530
Hillcrest Laboratories, Inc.	Software	Senior Secured	July 2015	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,660	2,630	2,604
Mobile Posse, Inc.	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$4,000	3,876	3,879
Neos Geosolutions, Inc.	Software	Senior Secured	May 2016	Interest rate Prime + 5.75% or Floor rate of 10.50%	$3,771	3,808	3,705
Sonian, Inc.	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,332	5,332
StartApp, Inc.	Software	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$2,500	2,507	2,498
Touchcommerce, Inc.	Software	Senior Secured	June 2017	Interest rate Prime + 6.00% or Floor rate of 10.25%	$5,000	4,688	4,767

Subtotal: 1-5 Years Maturity						28,372	28,315

Subtotal: Software (5.15%)*						33,613	33,455

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Specialty Pharmaceuticals
1-5 Years Maturity
Rockwell Medical, Inc.	Specialty Pharmaceuticals	Senior Secured	March 2017	Interest rate PRIME + 9.25% or Floor rate of 12.50%	$20,000	$20,055	$20,055

Subtotal: 1-5 Years Maturity						20,055	20,055

Subtotal: Specialty Pharmaceuticals (3.09%)*						20,055	20,055

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(11)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$7,250	7,207	7,207

Subtotal: 1-5 Years Maturity						7,207	7,207

Subtotal: Surgical Devices (1.11%)*						7,207	7,207

Total Debt (126.46%)*						835,882	821,988

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity
Biotechnology Tools
NuGEN Technologies, Inc.	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$687

Subtotal: Biotechnology Tools (0.11%)*					500	687

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	157
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	3,621
Stoke, Inc.	Communications & Networking	Equity	Preferred Series E	152,905	500	224

Subtotal: Communications & Networking (0.62%)*					1,602	4,002

Consumer & Business Products
Caivis Acquisition Corporation	Consumer & Business Products	Equity	Common Stock	295,861	819	598
IPA Holdings, LLC	Consumer & Business Products	Equity	LLC Interest	500,000	500	676
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	285

Subtotal: Consumer & Business Products (0.24%)*					1,819	1,559

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	750

Subtotal: Diagnostic (0.12%)*					750	750

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Equity	Common Stock	89,243	178	1,009
Merrion Pharmaceuticals, Plc(3)(5)(10)	Drug Delivery	Equity	Common Stock	20,000	9	—
NuPathe, Inc.(3)	Drug Delivery	Equity	Common Stock	50,000	146	164
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Equity	Common Stock	41,570	500	140

Subtotal: Drug Delivery (0.20%)*					833	1,313

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	256,410	1,505	9,286
Aveo Pharmaceuticals, Inc.(3)(10)	Drug Discovery & Development	Equity	Common Stock	167,864	842	307
Dicerna Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Equity	Preferred Series B	20,107	503	228
	Drug Discovery & Development	Equity	Preferred Series C	142,858	1,000	1,055

Total Dicerna Pharmaceuticals, Inc.				162,965	1,503	1,283
Inotek Pharmaceuticals Corporation	Drug Discovery & Development	Equity	Common Stock	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	546,448	2,000	2,912
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Common Stock	85,450	5	—
	Drug Discovery & Development	Equity	Preferred Series H	244,158	1,000	—

Total Paratek Pharmaceuticals, Inc.				329,608	1,005	—

Subtotal: Drug Discovery & Development (2.12%)*					8,355	13,788

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Information Services
Buzznet, Inc.	Information Services	Equity	Preferred Series C	263,158	$250	$—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Equity	Common Stock	500,000	603	—

Subtotal: Information Services (0.00%)*					853	—

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	444
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	8,121	92
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	280
Trulia, Inc.(3)	Internet Consumer & Business Services	Equity	Common Stock	29,340	141	1,035

Subtotal: Internet Consumer & Business Services (0.27%)*					658	1,759

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Equity	Preferred Series D	145,590	1,000	425

Subtotal: Media/Content/Info (0.07%)*					1,000	425

Medical Devices & Equipment
Gelesis, Inc.(6)	Medical Devices & Equipment	Equity	LLC Interest	2,024,092	925	466
Medrobotics Corporation	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	269
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	411
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	135
	Medical Devices & Equipment	Equity	Preferred Series D	41,352,489	3,945	4,006

Total Optiscan Biomedical, Corp.				49,465,365	7,600	4,552

Subtotal: Medical Devices & Equipment (0.81%)*					9,775	5,287

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	986	1,607
	Software	Equity	Preferred Series D	635,513	508	1,088

Total Atrenta, Inc.				1,832,358	1,494	2,695
Box, Inc.	Software	Equity	Preferred Series C	390,625	500	7,031
	Software	Equity	Preferred Series D	158,133	500	2,846
	Software	Equity	Preferred Series D-1	124,511	1,000	2,241
	Software	Equity	Preferred Series D-2	220,751	2,001	3,974
	Software	Equity	Preferred Series E	38,183	500	687

Total Box, Inc.				932,203	4,501	16,779
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	94
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	849
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	337

Subtotal: Software (3.19%)*					6,751	20,754

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	$750	$—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.	Surgical Devices	Equity	Preferred Series B	219,298	250	73
	Surgical Devices	Equity	Preferred Series C	656,538	282	123
	Surgical Devices	Equity	Preferred Series D	1,621,553	580	749

Total Gynesonics, Inc.				2,497,389	1,112	945
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	303
	Surgical Devices	Equity	Preferred Series C	119,999	300	212
	Surgical Devices	Equity	Preferred Series D	260,000	650	886

Total Transmedics, Inc.				468,960	2,050	1,401

Subtotal: Surgical Devices (0.36%)*					3,162	2,346

Total Equity (8.10%)*					36,808	52,670

Warrant

Biotechnology Tools
Labcyte, Inc.	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	65
NuGEN Technologies, Inc.	Biotechnology Tools	Warrant	Preferred Series B	234,659	78	234

Subtotal: Biotechnology Tools (0.05%)*					401	299

Energy Technology
Agrivida, Inc.	Energy Technology	Warrant	Preferred Series C	77,447	120	243
Alphabet Energy, Inc.	Energy Technology	Warrant	Preferred Series A	86,329	82	176
American Superconductor Corporation(3)	Energy Technology	Warrant	Common Stock	512,820	391	175
Brightsource Energy, Inc.	Energy Technology	Warrant	Preferred Series 1	175,000	780	214
Calera, Inc.	Energy Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.	Energy Technology	Warrant	Preferred Series B	437,500	308	475
Fluidic, Inc.	Energy Technology	Warrant	Preferred Series C	59,665	102	138
Fulcrum Bioenergy, Inc.	Energy Technology	Warrant	Preferred Series C-1	280,897	275	210
Glori Energy, Inc.	Energy Technology	Warrant	Preferred Series C	145,932	165	50
GreatPoint Energy, Inc.	Energy Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation	Energy Technology	Warrant	Preferred Series C	161,575	69	44
Propel Fuels	Energy Technology	Warrant	Preferred Series C	3,200,000	211	233
SCIEnergy, Inc.	Energy Technology	Warrant	Preferred Series D	1,061,623	360	2
Scifiniti (pka Integrated Photovoltaics, Inc.)	Energy Technology	Warrant	Preferred Series B	390,000	82	68
Solexel, Inc.	Energy Technology	Warrant	Preferred Series C	1,171,625	1,162	278
Stion Corporation(6)	Energy Technology	Warrant	Preferred Series Seed	2,154	1,378	1,627
TAS Energy, Inc.	Energy Technology	Warrant	Preferred Series F	428,571	299	756
TPI Composites, Inc.	Energy Technology	Warrant	Preferred Series B	120	172	376
Trilliant, Inc.	Energy Technology	Warrant	Preferred Series A	320,000	162	34

Subtotal: Energy Technology (0.78%)*(13)					7,179	5,099

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Communications & Networking
Intelepeer, Inc.	Communications & Networking	Warrant	Preferred Series C	117,958	$102	$112
OpenPeak, Inc.	Communications & Networking	Warrant	Preferred Series 2	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	41
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	368
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	98
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	417	661
Stoke, Inc.	Communications & Networking	Warrant	Preferred Series C	158,536	53	5
	Communications & Networking	Warrant	Preferred Series D	72,727	65	2

Total Stoke, Inc.				231,263	118	7

Subtotal: Communications & Networking (0.20%)*					994	1,287

Consumer & Business Products
Intelligent Beauty, Inc.	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	1,027
IPA Holdings, LLC	Consumer & Business Products	Warrant	Common Stock	650,000	275	408
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	1

Subtotal: Consumer & Business Products (0.22%)*					529	1,436

Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprode)(3)	Diagnostic	Warrant	Common Stock	333,333	244	152

Subtotal: Diagnostic (0.02%)*					244	152

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Warrant	Common Stock	176,730	786	961
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	1
BIND Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	71,359	367	294
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	97,493	227	249
Dance Biopharm, Inc.	Drug Delivery	Warrant	Preferred Series A	97,701	74	154
Intelliject, Inc.	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,115
NuPathe, Inc.(3)	Drug Delivery	Warrant	Common Stock	106,631	139	136
Revance Therapeutics, Inc.(12)	Drug Delivery	Warrant	Preferred Series E-5	802,675	557	330
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	61,452	87	3

Subtotal: Drug Delivery (0.50%)*					3,476	3,243

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	11,611	39	294
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	31,750	129	73
Anthera Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	9
Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	679,040	405	601
Cempra, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	138,797	458	728

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	$490	$500
Cleveland BioLabs, Inc(3)	Drug Discovery & Development	Warrant	Common Stock	156,250	105	66
Concert Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Warrant	Preferred Series C	400,000	367	577
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	41
Dicerna Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
	Drug Discovery & Development	Warrant	Preferred Series A	21,000	237	38
	Drug Discovery & Development	Warrant	Preferred Series B	26,400	310	48

Total Dicerna Pharmaceuticals, Inc.				47,600	575	86
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,408	231	5
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	302,143	155	488
Neuralstem, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	648,798	295	1,045
Portola Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	68,702	153	683
uniQure B.V.(5)(10)(12)	Drug Discovery & Development	Warrant	Preferred Series A	185,873	218	313

Subtotal: Drug Discovery & Development (0.85%)*					4,746	5,509

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	16
Identive Group, Inc.(3)	Electronics & Computer Hardware	Warrant	Common Stock	992,084	247	136
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Warrant	Preferred Series A	552,467	124	100

Subtotal: Electronics & Computer Hardware (0.04%)*					383	252

Healthcare Services, Other
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	55

Subtotal: Healthcare Services, Other (0.01%)*					94	55

Information Services
Buzznet, Inc.	Information Services	Warrant	Preferred Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Warrant	Preferred Series G	48,232	57	10
InXpo, Inc.	Information Services	Warrant	Preferred Series C	648,400	98	45
	Information Services	Warrant	Preferred Series C-1	582,015	49	40

Total InXpo, Inc.				1,230,415	147	85
Jab Wireless, Inc.	Information Services	Warrant	Preferred Series A	266,567	265	330
RichRelevance, Inc.	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*					576	425

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	218,684	299	169
	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	248

Total Blurb, Inc.				452,964	935	417

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
CashStar, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C-2	454,545	$102	$47
Gazelle, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	151,827	165	62
Invoke Solutions, Inc.	Internet Consumer & Business Services	Warrant	Common Stock	53,084	39	—
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,456	589	1,057
Prism Education Group, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	76
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	93
ShareThis, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	546	241
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—
WaveMarket, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B-1	1,083,779	105	85

Subtotal: Internet Consumer & Business Services (0.32%)*					2,973	2,078

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Warrant	Preferred Series C	110,018	60	50
Glam Media, Inc.	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	275

Subtotal: Media/Content/Info (0.05%)*					890	325

Medical Devices & Equipment
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	882,353	439	344
Gelesis, Inc.(6)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	7
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	300,000	245	297
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	168,351	242	167
Medrobotics Corporation	Medical Devices & Equipment	Warrant	Preferred Series D	424,008	343	184
	Medical Devices & Equipment	Warrant	Preferred Series E	34,199	27	23

Total Medrobotics Corporation				458,207	370	207
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	693,202	401	94
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	398
NinePoint Medical, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	288
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	$1,252	$232
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	95,498	66	23
	Medical Devices & Equipment	Warrant	Preferred Series C	716,948	677	134

Total Oraya Therapeutics, Inc.				812,446	743	157
SonaCare Medical, LLC (pka US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	409,704	188	201
United Orthopedic Group, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	423,076	608	785
ViewRay, Inc.	Medical Devices & Equipment	Warrant	Preferred Series C	312,500	333	331

Subtotal: Medical Devices & Equipment (0.54%)*					5,610	3,508

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	194
SiTime Corporation	Semiconductors	Warrant	Preferred Series G	195,683	24	12

Subtotal: Semiconductors (0.03%)*					184	206

Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	121	330
Box, Inc.	Software	Warrant	Preferred Series B	271,070	72	4,701
	Software	Warrant	Preferred Series C	199,219	117	3,331
	Software	Warrant	Preferred Series D-1	62,255	194	625

Total Box, Inc.				532,544	383	8,657
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	187	—
Central Desktop, Inc.	Software	Warrant	Preferred Series B	522,769	108	187
Clickfox, Inc.	Software	Warrant	Preferred Series B	1,038,563	330	495
	Software	Warrant	Preferred Series C	592,019	730	363

Total Clickfox, Inc.				1,630,582	1,060	858
Daegis Inc. (pka Unify Corporation)(3)	Software	Warrant	Common Stock	718,860	1,433	83
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	82
Hillcrest Laboratories, Inc.	Software	Warrant	Preferred Series E	1,865,650	55	139
Mobile Posse, Inc.	Software	Warrant	Preferred Series C	396,430	130	129
Neos Geosolutions, Inc.	Software	Warrant	Preferred Series 3	221,150	22	—
Sonian, Inc.	Software	Warrant	Preferred Series C	185,949	106	105
SugarSync, Inc.	Software	Warrant	Preferred Series CC	332,726	78	48
	Software	Warrant	Preferred Series DD	107,526	34	16

Total Sugarsync, Inc.				440,252	112	64
Touchcommerce, Inc.	Software	Warrant	Preferred Series E	992,595	251	248
White Sky, Inc.	Software	Warrant	Preferred Series B-2	124,295	54	4
WildTangent, Inc.	Software	Warrant	Preferred Series 3	100,000	238	123

Subtotal: Software (1.69%)*					4,301	11,009

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	307	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					307	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Surgical Devices
Gynesonics, Inc.	Surgical Devices	Warrant	Preferred Series C	180,480	$74	$27
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	383

Total Gynesonics, Inc.				1,756,445	394	410
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	9
	Surgical Devices	Warrant	Preferred Series D	175,000	100	335

Total Transmedics, Inc.				215,436	325	344

Subtotal: Surgical Devices (0.12%)*					719	754

Total Warrants (5.48%)*					33,606	35,637

Total Investments (140.04%)*					$906,297	$910,295

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $48.8 million, $44.5 million and $4.3 million respectively. The tax cost of investments is $906.2 million
(3)	Except for warrants in twenty-five publicly traded companies and common stock in nine publicly traded companies, all investments are restricted at December 31, 2013 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners at least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2013, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Subsequent to December 31, 2013, this company completed an initial public offering. Note that the December 31, 2013 fair value does not reflect any potential impact of the conversion of our preferred shares to common shares which may include reverse split associated with the offering.
(13)	In our quarterly and annual reports filed with the commission prior to this Annual Report on Form 10-K, we referred to this industry sector as “Clean Tech.”

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Debt
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures December 2014 Interest rate Prime + 7.30% or Floor rate of 10.55%	$20,532	$20,745	$21,007
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures September 2015 Interest rate Prime + 7.15% or Floor rate of 11.90%	$26,500	26,500	27,030
Cempra, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures December 2015 Interest rate Prime + 6.30% or Floor rate of 9.55%	$10,000	9,862	9,902
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Senior Debt Matures November 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$4,111	4,718	4,759
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Debt Matures October 2015 Interest rate Prime + 3.25% or Floor rate of 8.50%	$20,000	19,633	18,983
Coronado BioSciences, Inc.(3)	Drug Discovery & Development	Senior Debt(11) Matures March 2016 Interest rate Prime + 6.00% or Floor rate of 9.25%	$15,000	14,761	14,761
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures January 2015 Interest rate Prime + 4.40% or Floor rate of 10.15%	$9,166	8,996	8,929
Insmed, Inc.	Drug Discovery & Development	Senior Debt(11) Matures January 2016 Interest rate Prime + 4.75% or Floor rate of 9.25%	$20,000	19,305	19,674
Merrimack Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt Matures May 2016 Interest rate Prime + 5.30% or Floor rate of 10.55%	$40,000	39,670	39,670
NeurogesX, Inc.(3)	Drug Discovery & Development	Senior Debt Matures February 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$13,662	13,645	13,884
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Debt(9) Matures upon liqudation Interest rate Fixed 10.00%	$45	45	45
		Senior Debt(9) Matures upon liqudation Interest rate Fixed 10.00%	$36	31	31

Total Paratek Pharmaceuticals, Inc.				76	76

Total Debt Drug Discovery & Development (34.63%)*				177,911	178,675

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Bridgewave Communications	Communications & Networking	Senior Debt Matures March 2016 Interest rate Prime + 8.75% or Floor rate of 12.00%	$7,500	$7,003	$4,896
OpenPeak, Inc.	Communications & Networking	Senior Debt (11) Matures July 2015 Interest rate Prime + 8.75% or Floor rate of 12.00%	$15,000	15,008	15,158
PeerApp, Inc.(4)	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.50% or Floor rate of 11.50%	$501	588	588
PointOne, Inc.	Communications & Networking	Senior Debt Matures April 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$7,000	6,880	6,772
		Senior Debt Matures September 2015 Interest rate Libor + 11.00% or Floor rate of 13.50%	$347	343	333
		Senior Debt Matures December 2016 Interest rate Libor + 11.00% or Floor rate of 13.50%	$3,594	3,594	3,400

Total PointOne, Inc.				10,817	10,505

Total Debt Communications & Networking (6.04%)*				33,416	31,147

Clustrix, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2015 Interest rate Prime + 6.50% or Floor rate of 9.75%	$235	227	227
Identive Group, Inc.	Electronics & Computer Hardware	Senior Debt Matures November 2015 Interest rate Prime + 7.75% or Floor rate 11.00%	$7,500	7,447	7,447

Total Debt Electronics & Computer Hardware (1.49%)				7,674	7,674

Box, Inc.(4)	Software	Senior Debt Matures March 2016 Interest rate Prime + 3.75% or Floor rate of 7.50%	$10,000	9,910	9,353
		Senior Debt Matures July 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,018	1,075	1,060
		Senior Debt(11) Matures July 2016 Interest rate Prime + 5.13% or Floor rate of 8.88%	$20,000	20,138	19,274

Total Box, Inc.				31,123	29,687

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Clickfox, Inc.	Software	Senior Debt Matures November 2015 Interest rate Prime + 8.25% or Floor rate of 11.50%	$8,000	$7,318	$7,558
EndPlay,Inc.	Software	Senior Debt Matures August 2015 Interest rate Prime + 7.35% or Floor rate 10.6%	$2,000	1,930	1,930
Hillcrest Laboratories, Inc	Software	Senior Debt Matures July 2015 Interest rate Prime + 7.50% or Floor rate of 10.75%	$4,000	3,923	3,860
JackBe Corporation	Software	Senior Debt Matures January 2016 Interest rate Prime + 7.25% or Floor rate of 10.50%	$3,000	2,900	2,900
Kxen, Inc.(4)	Software	Senior Debt Matures January 2015 Interest rate Prime + 5.08% or Floor rate of 8.33%	$2,337	2,371	2,192
Tada Innovations, Inc.	Software	Senior Debt(9) Matures November 2012 Interest rate Fixed 8.00%	$100	100	—

Total Debt Software (9.33%)*				49,665	48,127

Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$7,659	7,927	7,927
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt(9) Matures March 2014 Interest rate Fixed 8.00%	$1,888	1,888	2,394

Total Debt Specialty Pharmaceuticals (2.00%)*				9,815	10,321

Achronix Semiconductor Corporation	Semiconductors	Senior Debt Matures January 2015 Interest rate Prime + 10.60% or Floor rate of 13.85%	$1,847	1,803	1,783

Total Debt Semiconductors (0.34%)*				1,803	1,783

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11) Matures December 2014 Interest rate Prime + 3.25% or Floor rate of 8.50%	$16,345	16,222	15,983
ADMA Biologics, Inc.	Drug Delivery	Senior Debt Matures Febuary 2016 Interest rate Prime + 2.75% or Floor rate of 8.50%	$4,000	3,857	3,857
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Senior Debt(11) Matures October 2013 Interest rate Prime + 6.50% or Floor rate of 10.75%	$5,052	5,410	5,410

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BIND Biosciences, Inc.	Drug Delivery	Senior Debt Matures July 2014 Interest rate Prime + 7.45% or Floor rate of 10.70%	$3,326	$3,320	$3,387
Intelliject, Inc.	Drug Delivery	Senior Debt(11) Matures June 2016 Interest rate Prime + 5.75% or Floor rate of 11.00%	$15,000	14,615	15,065
Nupathe, Inc.(3)	Drug Delivery	Senior Debt Matures May 2016 Interest rate Prime - 3.25% or Floor rate of 9.85%	$8,500	8,166	8,166
Revance Therapeutics, Inc.	Drug Delivery	Senior Debt Matures March 2015 Interest rate Prime + 6.60% or Floor rate of 9.85%	$18,446	18,330	18,263

Total Debt Drug Delivery (13.59%)*				69,920	70,131

Ahhha, Inc.(8)	Internet Consumer & Business Services	Senior Debt Matures January 2015 Interest rate Fixed 12.00%	$350	347	—
Blurb, Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2015 Interest rate Prime + 5.25% or Floor rate 8.50%	$8,000	7,708	7,429
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Debt Matures March 2016 Interest rate Fixed 12.50%, PIK Interest 1.50%	$27,500	26,976	26,976
Just.Me, Inc.	Internet Consumer & Business Services	Senior Debt Matures June 2015 Interest rate Prime + 2.50% or Floor rate 5.75%	$750	732	680
		Senior Debt Matures June 2015 Interest rate Prime + 5.00% or Floor rate 8.25%	$750	727	704

Total Just.Me, Inc.				1,459	1,384
Loku, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures June 2013 Interest rate Fixed 6.00%	$100	100	100
NetPlenish, Inc.	Internet Consumer & Business Services	Senior Debt Matures April 2015 Interest rate Fixed 10.00%	$500	490	452
Reply! Inc.	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 6.875% or Floor rate of 10.125%	$11,749	11,624	11,337
		Senior Debt(11) Matures September 2015 Interest rate Prime + 7.25% or Floor rate of 11.00%	$2,000	1,946	1,971

Total Reply! Inc.				13,570	13,308

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Second Rotation, Inc.	Internet Consumer & Business Services	Senior Debt Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25%, PIK Interest 2.50%	$5,843	$5,860	$5,880
		Senior Debt Matures August 2015 Interest rate Prime + 6.50% or Floor rate of 10.25%, PIK Interest 1.50%	$1,947	1,888	1,909
		Revolving Line of Credit Matures January 2013 Interest rate Fixed 10.50%, PIK Interest 0.25%	$327	313	313

Total Second Rotation, Inc.				8,061	8,102
ShareThis, Inc.	Internet Consumer & Business Services	Senior Debt Matures June 2016 Interest rate Prime + 7.50% or Floor rate of 10.75%	$15,000	14,268	14,268
Tectura Corporation	Internet Consumer & Business Services	Revolving Line of Credit Matures July 2013 Interest rate Libor + 8.00% or Floor rate of 11.00%	$16,340	17,850	17,797
		Senior Debt Matures December 2014 Interest rate Libor + 10.00% or Floor rate of 13.00%	$6,978	6,908	6,827
		Senior Debt Matures April 2013 Interest rate Libor + 10.00% or Floor rate of 13.00%	$1,390	1,325	1,325

Total Tectura Corporation				26,083	25,949
Trulia, Inc.(3)	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 2.75% or Floor rate of 6.00%	$5,000	4,921	4,729
		Senior Debt(11) Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 8.75%	$5,000	4,920	4,547

Total Trulia, Inc.				9,841	9,276
Vaultlogix, Inc.	Internet Consumer & Business Services	Senior Debt Matures September 2016 Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,500	7,681	7,721
		Senior Debt Matures September 2015 Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$10,253	10,190	9,854

Total Vaultlogix, Inc.				17,871	17,575

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Votizen, Inc.	Internet Consumer & Business Services	Senior Debt(9) Matures February 2013 Interest rate Fixed 5.00%	$100	$100	$6
Wavemarket, Inc.	Internet Consumer & Business Services	Senior Debt(11) Matures September 2015 Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,840	9,444

Total Debt Internet Consumer & Business Services (26.02%)*				136,714	134,269

Cha Cha Search, Inc.	Information Services	Senior Debt Matures February 2015 Interest rate Prime + 6.25% or Floor rate of 9.50%	$2,641	2,604	2,522
Eccentex Corporation	Information Services	Senior Debt(11) Matures May 2015 Interest rate Prime + 7.00% or Floor rate of 10.25%	$1,000	977	965
InXpo, Inc.	Information Services	Senior Debt Matures March 2014 Interest rate Prime + 7.50% or Floor rate of 10.75%	$2,550	2,466	2,434
Jab Wireless, Inc.	Information Services	Senior Debt Matures November 2017 Interest rate Prime + 6.75% or Floor rate of 8.00%	$30,000	29,852	29,850
RichRelevance, Inc.	Information Services	Senior Debt Matures January 2015 Interest rate Prime + 3.25% or Floor rate of 7.50%	$4,245	4,210	4,068
Womensforum.com, Inc.	Information Services	Senior Debt(11) Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$8,000	7,838	7,838
		Senior Debt(11) Matures October 2016 Interest rate LIBOR + 7.50% or Floor rate of 10.25%	$4,500	4,422	4,422

Total Womensforum.com, Inc.				12,260	12,260

Total Debt Information Services (10.10%)*				52,369	52,099

Gynesonics, Inc.	Medical Device & Equipment	Senior Debt Matures October 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$3,912	3,975	4,014
		Senior Debt Matures February 2013 Interest rate Fixed 8.00%	$253	247	247
		Senior Debt Matures September 2013 Interest rate Fixed 8.00%	$36	30	30

Total Gynesonics, Inc.				4,252	4,291

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Lanx, Inc.	Medical Device & Equipment	Senior Debt Matures October 2016 Interest rate Prime + 6.50% or Floor rate of 10.25%	$15,000	$14,428	$14,428
		Revolving Line of Credit Matures October 2015 Interest rate Prime + 5.25% or Floor rate of 9.00%	$5,500	5,300	5,300

Total Lanx, Inc.				19,728	19,728
Novasys Medical, Inc.	Medical Device & Equipment	Senior Debt(9) Matures January 2013 Interest rate Fixed 8.00%	$65	65	65
		Senior Debt(9) Matures August 2013 Interest rate Fixed 8.00%	$22	20	20

Total Novasys Medical, Inc.				85	85
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Senior Debt Matures December 2013 Interest rate Prime + 8.20% or Floor rate of 11.45%	$8,260	8,915	9,080
		Senior Debt(9) Matures April 2013 Interest rate Fixed 8.00%	$288	288	288
		Senior Debt(9) Matures September 2013 Interest rate Fixed 8.00%	$123	123	123

Total Optiscan Biomedical, Corp.				9,326	9,491
Oraya Therapeutics, Inc.	Medical Device & Equipment	Senior Debt(9) Matures December 2013 Interest rate Fixed 7.00%	$500	500	500
		Senior Debt(11) Matures September 2015 Interest rate Prime + 5.50% or Floor rate of 10.25%	$10,000	9,798	10,079

Total Oraya Therapeutics, Inc.				10,298	10,579

USHIFU, LLC	Medical Device & Equipment	Senior Debt(11) Matures April 2016 Interest rate Prime + 7.75% or Floor rate of 11.00%	$6,000	5,856	5,856

Total Debt Medical Device & Equipment (9.69%)*				49,545	50,030

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Senior Debt Matures December 2014 Interest rate Prime + 6.75% or Floor rate of 10.00%	$5,741	5,691	5,752
Tethys Bioscience Inc.	Diagnostic	Senior Debt(11) Matures December 2015 Interest rate Prime + 8.40% or Floor rate of 11.65%	$10,000	9,940	10,026

Total Debt Diagnostic (3.06%)*				15,631	15,778

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.60% or Floor rate of 11.85%	$761	$834	$834
		Senior Debt(11) Matures June 2016 Interest rate Prime + 6.70% or Floor rate of 9.95%	$5,000	4,890	4,995

Total Labcyte, Inc.				5,724	5,829

Total Debt Biotechnology Tools (1.13%)*				5,724	5,829

MedCall, LLC	Healthcare Services, Other	Senior Debt Matures January 2016 Interest rate 7.79% or Floor rate of 9.50%	$4,908	4,844	4,695
		Senior Debt Matures January 2016 Interest rate LIBOR +8.00% or Floor rate of 10.00%	$4,037	3,972	3,871

Total MedCall, LLC				8,816	8,566
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Debt Matures January 2015 Interest rate LIBOR + 9.00% or Floor rate of 11.50%	$3,661	3,713	3,713
		Revolving Line of Credit Matures January 2015 Interest rate LIBOR + 7.50% or Floor rate of 10.00%	$1,500	1,490	1,490
		Senior Debt Matures January 2015 Interest rate LIBOR + 11.50% or Floor rate of 14.00%, PIK interest 3.75%	$5,900	6,562	6,562

Total Pacific Child & Family Associates, LLC				11,765	11,765
ScriptSave (Medical Security Card Company, LLC)	Healthcare Services, Other	Senior Debt Matures Febuary 2016 Interest rate LIBOR + 8.75% or Floor rate of 11.25%	$16,375	16,168	16,150

Total Debt Health Services, Other (7.07%)*				36,749	36,481

Entrigue Surgical, Inc.	Surgical Devices	Senior Debt Matures December 2014 Interest rate Prime + 5.90% or Floor rate of 9.65%	$2,463	2,431	2,427
Transmedics, Inc.	Surgical Devices	Senior Debt(11) Matures November 2015 Interest rate Fixed 12.95%	$7,250	7,464	7,464

Total Debt Surgical Devices (1.92%)*				9,895	9,891

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Westwood One Communications	Media/ Content/ Info	Senior Debt Matures October 2016 Interest rate LIBOR + 6.50% or Floor rate of 8.00%	$20,475	$18,994	$17,575
Women’s Marketing, Inc.	Media/Content/ Info	Senior Debt Matures May 2016 Interest rate Libor + 9.50% or Floor rate of 12.00%, PIK interest 3.00%	$9,681	10,002	10,002
		Senior Debt(11) Matures November 2015 Interest rate Libor + 7.50% or Floor rate of 10.00%	$16,362	16,105	15,787

Total Women’s Marketing, Inc.				26,107	25,789
Zoom Media Corporation	Media/Content/ Info	Senior Debt Matures December 2015 Interest rate Prime + 7.25% or Floor rate of 10.50%, PIK 3.75%	$5,000	4,657	4,657
	Media/Content/ Info	Revolving Line of Credit Matures December 2014 Interest rate Prime + 5.25% or Floor rate of 8.50%	$3,000	2,700	2,700

Total Zoom Media Corporation				7,357	7,357

Total Debt Media/Content/Info (9.83%)*				52,458	50,721

Alphabet Energy, Inc.	Energy Technology	Senior Debt Matures February 2015 Interest rate Prime + 5.75% or Floor rate of 9.00%	$1,614	1,531	1,531
American Supercondutor Corporation(3)	Energy Technology	Senior Debt(11) Matures December 2014 Interest rate Prime + 7.25% or Floor rate of 11.00%	$9,231	9,161	9,438
BrightSource Energy, Inc.	Energy Technology	Revolving Line of Credit Matures January 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$35,000	34,870	34,870
Comverge, Inc.	Energy Technology	Senior Debt Matures November 2017 Interest rate LIBOR + 8.00% or Floor rate of 9.50%	$20,000	19,577	19,577
	Energy Technology	Senior Debt Matures November 2017 Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$14,000	13,704	13,704

Total Comverge, Inc.				33,281	33,281
Enphase Energy, Inc.(3)	Energy Technology	Senior Debt(11) Matures June 2014 Interest rate Prime + 5.75% or Floor rate of 9.00%	$3,758	3,739	3,716
	Energy Technology	Senior Debt Matures August 2016 Interest rate Prime + 8.25% or Floor rate of 11.50%	$7,400	7,321	7,321

Total Enphase Energy, Inc.				11,060	11,037

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Glori Energy, Inc.	Energy Technology	Senior Debt(11) Matures June 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$8,000	$7,832	$7,988
Integrated Photovoltaics, Inc.	Energy Technology	Senior Debt Matures February 2015 Interest rate Prime + 7.38% or Floor rate of 10.63%	$2,572	2,494	2,508
Polyera Corporation	Energy Technology	Senior Debt Matures June 2016 Interest rate Prime + 6.75% or Floor rate of 10.00%	$3,000	2,952	2,952
Redwood Systems, Inc.	Energy Technology	Senior Debt Matures February 2016 Interest rate Prime + 6.50% or Floor rate of 9.75%	$5,000	4,965	4,965
SCIenergy, Inc.(4)	Energy Technology	Senior Debt Matures September 2015 Interest rate Prime + 8.75% or Floor rate 12.00%	$5,296	5,103	5,262
Solexel, Inc.	Energy Technology	Senior Debt Matures June 2013 Interest rate Prime + 8.25% or Floor rate of 11.50%	$2,884	2,877	2,877
		Senior Debt Matures June 2013 Interest rate Prime + 7.25% or Floor rate of 10.50%	$331	330	330

Total Solexel, Inc.				3,207	3,207
Stion Corporation(4)	Energy Technology	Senior Debt Matures February 2015 Interest rate Prime + 6.75% or Floor rate of 10.00%	$7,519	7,483	7,545

Total Debt Energy Technology (24.14%)*(12)				123,938	124,584

Total Debt (160.38%)				833,228	827,540

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Warrant
Acceleron Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		46,446	$39	$53
		Preferred Stock Warrants	Series A	426,000	69	345
		Preferred Stock Warrants	Series B	110,270	35	64

Total Warrants Acceleron Pharmaceuticals, Inc.				582,716	143	462
Anthera Pharmaceuticals Inc.(3)	Drug Discovery & Development	Common Stock Warrants		321,429	984	66
Cempra, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		39,038	187	46
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Preferred Stock Warrants	Series D	325,261	490	500
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Preferred Stock Warrants	Series C	400,000	367	126
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		73,009	142	81
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Common Stock Warrants		50,000	28	16
		Preferred Stock Warrants	Series A	525,000	236	173
		Preferred Stock Warrants	Series B	660,000	311	217

Total Warrants Dicerna Pharmaceuticals, Inc.				1,235,000	575	406
EpiCept Corporation(3)	Drug Discovery & Development	Common Stock Warrants		325,204	4	—
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		22,408	231	—
Insmed, Incorporated(3)	Drug Discovery & Development	Common Stock Warrants		329,931	570	1,316
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		302,143	155	641
NeurogesX, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		3,421,500	503	400
PolyMedix, Inc.(3)	Drug Discovery & Development	Common Stock Warrants		627,586	480	9
Portola Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock Warrants	Series B	687,023	152	298

Total Warrants Drug Discovery & Development (0.84%)*					4,983	4,351

Bridgewave Communications	Communications & Networking	Preferred Stock Warrants	Series 5	2,942,618	753	—
Intelepeer, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	117,958	101	190
Neonova Holding Company	Communications & Networking	Preferred Stock Warrants	Series A	450,000	94	23
OpenPeak, Inc.	Communications & Networking	Preferred Stock Warrants	Series E	25,646	149	9
PeerApp, Inc.(4)	Communications & Networking	Preferred Stock Warrants	Series B	298,779	61	47
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants	Series A	135,000	95	352

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	Series B	1,136,277	$52	$112
UPH Holdings, Inc.	Communications & Networking	Common Stock Warrants		145,877	131	52
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants	Series B	110,000	123	62
Stoke, Inc.	Communications & Networking	Preferred Stock Warrants	Series C	158,536	53	135
		Preferred Stock Warrants	Series D	72,727	65	57

Total Stoke, Inc.				231,263	118	192

Total Warrants Communications & Networking (0.20%)*					1,677	1,039

Atrenta, Inc.	Software	Preferred Stock Warrants	Series D	392,670	121	322
Box, Inc.(4)	Software	Preferred Stock Warrants	Series C	271,070	117	2,235
		Preferred Stock Warrants	Series B	199,219	73	3,242
		Preferred Stock Warrants	Series D-1	62,255	194	566

Total Box, Inc.				532,544	384	6,043
Braxton Technologies, LLC.	Software	Preferred Stock Warrants	Series A	168,750	188	—
Central Desktop, Inc.	Software	Preferred Stock Warrants	Series B	522,823	108	166
Clickfox, Inc.	Software	Preferred Stock Warrants	Series B	1,038,563	329	332
		Preferred Stock Warrants	Series C	592,019	730	213

Total Clickfox, Inc.				1,630,582	1,059	545
Daegis Inc. (pka Unify Corporation)(3)	Software	Common Stock Warrants		718,860	1,434	75
Endplay, Inc.	Software	Preferred Stock Warrants	Series B	180,000	67	39
Forescout Technologies, Inc.	Software	Preferred Stock Warrants	Series D	399,687	99	202
HighRoads, Inc.	Software	Preferred Stock Warrants	Series B	190,176	44	9
Hillcrest Laboratories, Inc.	Software	Preferred Stock Warrants	Series E	1,865,650	55	70
JackBe Corporation	Software	Preferred Stock Warrants	Series C	180,000	73	54
Kxen, Inc.(4)	Software	Preferred Stock Warrants	Series D	184,614	47	13
Rockyou, Inc.	Software	Preferred Stock Warrants	Series B	41,266	117	—
SugarSync Inc.	Software	Preferred Stock Warrants	Series CC	332,726	78	123
		Preferred Stock Warrants	Series DD	107,526	34	30

Total SugarSync Inc.				440,252	112	153
Tada Innovations, Inc.	Software	Preferred Stock Warrants	Series A	20,833	25	—
White Sky, Inc.	Software	Preferred Stock Warrants	Series B-2	124,295	54	3
WildTangent, Inc.	Software	Preferred Stock Warrants	Series 3A	100,000	238	82

Total Warrants Software (1.51%)*					4,225	7,776

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Clustrix, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series B	49,732	$12	$13
Luminus Devices, Inc.	Electronics & Computer Hardware	Common Stock Warrants		26,386	600	—
Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants	Series A-1	181,818	63	106

Total Warrant Electronics & Computer Hardware (0.02%)*					675	119

Althea Technologies, Inc.	Specialty Pharmaceuticals	Preferred Stock Warrants	Series D	502,273	309	889
Pacira Pharmaceuticals, Inc.(3)	Specialty Pharmaceuticals	Common Stock Warrants		178,987	1,086	1,263
Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock Warrants	Series E	340,534	528	—

Total Warrants Specialty Pharmaceuticals (0.42%)*					1,923	2,152

IPA Holdings, LLC	Consumer & Business Products	Common Stock Warrants		650,000	275	485
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series A	99,286	24	84
Seven Networks, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series C	1,821,429	174	130
ShareThis, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series B	535,905	547	543
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock Warrants		211,765	252	2,023
Wavemarket, Inc.	Consumer & Business Products	Preferred Stock Warrants	Series E	1,083,333	106	61

Total Warrant Consumer & Business Products (0.64%)*					1,378	3,326

Achronix Semiconductor Corporation	Semiconductors	Preferred Stock Warrants	Series D	360,000	160	84
Enpirion, Inc.	Semiconductors	Preferred Stock Warrants	Series D	239,872	157	—
iWatt, Inc.	Semiconductors	Preferred Stock Warrants	Series C	558,748	45	14
		Preferred Stock Warrants	Series D	1,954,762	583	289

Total iWatt, Inc.				2,513,510	628	303
Kovio Inc.	Semiconductors	Preferred Stock Warrants	Series B	319,352	92	—
Quartics, Inc.	Semiconductors	Preferred Stock Warrants	Series C	69,139	53	—

Total Warrants Semiconductors (0.08%)*					1,090	387

AcelRX Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		274,508	356	406
ADMA Biologics, Inc.	Drug Delivery	Common Stock Warrants		25,000	129	128
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		37,639	645	8
BIND Biosciences, Inc.	Drug Delivery	Preferred Stock Warrants	Series C-1	150,000	291	446
Intelliject, Inc.	Drug Delivery	Preferred Stock Warrants	Series B	82,500	594	574
NuPathe, Inc.(3)	Drug Delivery	Common Stock Warrants		106,631	139	165
Revance Therapeutics, Inc.	Drug Delivery	Preferred Stock Warrants	Series D	269,663	557	618
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock Warrants		61,452	87	44

Total Warrant Drug Delivery (0.46%)*					2,798	2,389

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Blurb, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	439,336	$323	$347
		Preferred Stock Warrants	Series C	234,280	636	218

Total Blurb, Inc.				673,616	959	565
Invoke Solutions, Inc.	Internet Consumer & Business Services	Common Stock Warrants		53,084	38	—
Just.Me	Internet Consumer & Business Services	Preferred Stock Warrants	Series A	102,299	20	20
Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	200,000	43	—
Reply! Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	Series B	137,225	320	802
Second Rotation	Internet Consumer & Business Services	Preferred Stock Warrants	Series D	105,819	105	113
Tectura Corporation	Internet Consumer & Business Services	Preferred Stock Warrants	Series B-1	253,378	51	12
Trulia, Inc.(3)	Internet Consumer & Business Services	Common Stock Warrants		56,053	188	368

Total Warrants Internet Consumer & Business Services (0.37%)*					1,724	1,880

Buzznet, Inc.	Information Services	Preferred Stock Warrants	Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Preferred Stock Warrants	Series F	48,232	58	5
Eccentex Corporation	Information Services	Preferred Stock Warrants	Series A	408,719	31	3
Intelligent Beauty, Inc.	Information Services	Preferred Stock Warrants	Series B	190,234	230	579
InXpo, Inc.	Information Services	Preferred Stock Warrants	Series C	648,400	98	43
	Information Services	Preferred Stock Warrants	Series C-1	267,049	25	24

Total InXpo, Inc.				915,449	123	67
Jab Wireless, Inc.	Information Services	Preferred Stock Warrants	Series A	266,567	265	420
RichRelevance, Inc.	Information Services	Preferred Stock Warrants	Series D	112,749	98	28
Solutionary, Inc.	Information Services	Preferred Stock Warrants	Series A-2	111,311	96	5

Total Warrants Information Services (0.22%)*					910	1,107

EKOS Corporation	Medical Device & Equipment	Preferred Stock Warrants	Series C	4,448,135	327	—
Gelesis, Inc.(6)	Medical Device & Equipment		LLC Interest	263,688	78	95
Lanx, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	1,203,369	441	445
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series D	580,447	131	—
		Common Stock Warrants		109,449	2	—

Total Novasys Medial, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock Warrants	Series D	6,206,187	1,069	151
Oraya Therapeutics, Inc.	Medical Device & Equipment	Preferred Stock Warrants	Series C	716,948	676	314
		Common Stock Warrants		95,498	66	62

Total Oraya Therapeutics, Inc.				812,446	742	376

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
USHIFU, LLC	Medical Device & Equipment	Preferred Stock Warrants	Series G	141,388	$188	$188

Total Warrants Medical Device & Equipment (0.24%)*					2,978	1,255

Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)	Diagnostic	Common Stock Warrants		333,333	244	360
Tethys Bioscience, Inc.	Diagnostic	Preferred Stock Warrants	Series E	617,683	148	169

Total Warrants Diagnostic (0.10%)*					392	529
Labcyte, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series C	1,127,624	323	247
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants	Series B	204,545	45	161
		Preferred Stock Warrants	Series C	30,114	33	8

Total NuGEN Technologies, Inc.				234,659	78	169

Total Warrants Biotechnology Tools (0.08%)*					401	416
Entrigue Surgical, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	62,500	87	2
Transmedics, Inc.	Surgical Devices	Preferred Stock Warrants	Series B	40,436	225	—
		Preferred Stock Warrants	Series D	175,000	100	100

Total Transmedics, Inc.					325	100
Gynesonics, Inc.	Surgical Devices	Preferred Stock Warrants	Series A	123,457	18	7
		Preferred Stock Warrants	Series C	1,474,261	387	298

Total Gynesonics, Inc.				1,597,718	405	305

Total Warrants Surgical Devices (0.08%)*					817	407

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock Warrants	Series C	110,018	60	55
Glam Media, Inc.	Media/Content/ Info	Preferred Stock Warrants	Series D	407,457	482	—
Zoom Media Group, Inc.	Media/Content/ Info	Preferred Stock Warrants	n/a	1,204	348	346

Total Warrants Media/Content/Info (0.08%)*					890	401

Alphabet Energy, Inc.	Energy Technology	Preferred Stock Warrants	Series A	79,083	68	148
American Supercondutor Corporation(3)	Energy Technology	Common Stock Warrants		139,275	244	122
BrightSource Energy, Inc.	Energy Technology	Preferred Stock Warrants	Series D	58,333	675	248
Calera, Inc.	Energy Technology	Preferred Stock Warrants	Series C	44,529	513	—
EcoMotors, Inc.	Energy Technology	Preferred Stock Warrants	Series B	437,500	308	435
Enphase Energy, Inc.(3)	Energy Technology	Common Stock Warrants		37,500	102	17
Fulcrum Bioenergy, Inc.	Energy Technology	Preferred Stock Warrants	Series C-1	187,265	211	104
Glori Energy, Inc.	Energy Technology	Preferred Stock Warrants	Series C	145,932	165	62
GreatPoint Energy, Inc.	Energy Technology	Preferred Stock Warrants	Series D-1	393,212	548	1
Integrated Photovoltaics, Inc.	Energy Technology	Preferred Stock Warrants	Series A-1	390,000	82	119
Polyera Corporation	Energy Technology	Preferred Stock Warrants	Series C	161,575	69	68
Propel Biofuels, Inc.	Energy Technology	Preferred Stock Warrants	Series C	3,200,000	211	317
Redwood Systems, Inc.	Energy Technology	Preferred Stock Warrants	Series C	331,250	3	2
SCIenergy, Inc.(4)	Energy Technology	Preferred Stock Warrants	Series D	1,061,168	361	145
Solexel, Inc.	Energy Technology	Preferred Stock Warrants	Series B	245,682	1,161	7

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Stion Corporation(4)	Energy Technology	Preferred Stock Warrants	Series E	110,226	$317	$167
Trilliant, Inc.	Energy Technology	Preferred Stock Warrants	Series A	320,000	161	54

Total Warrants Energy Technology (0.39%)*(12)					5,199	2,016

Total Warrants (5.73%)					32,060	29,550

Equity
Aveo Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		167,864	842	1,351
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series B	502,684	502	488
Inotek Pharmaceuticals Corp.	Drug Discovery & Development	Preferred Stock	Series C	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Common Stock		546,448	2,000	3,328
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Preferred Stock	Series H	244,158	1,000	283
		Common Stock		47,471	5	3

Total Paratek Pharmaceuticals, Inc.				291,629	1,005	286

Total Equity Drug Discovery & Development (1.06%)*					5,849	5,453

Acceleron Pharmaceuticals, Inc.	Drug Delivery	Preferred Stock	Series B	600,601	1,000	915
		Preferred Stock	Series C	93,456	242	205
		Preferred Stock	Series E	43,488	98	174
		Preferred Stock	Series F	19,268	61	77

Total Acceleron Pharmaceuticals, Inc.				756,813	1,401	1,371
Merrion Pharma, Plc.(3)(5)(10)	Drug Delivery	Common Stock		20,000	9	—
Nupathe, Inc.	Drug Delivery	Common Stock		50,000	146	142
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Common Stock		41,570	500	185

Total Equity Drug Delivery (0.33%)*					2,056	1,698

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock	Series B	564,972	2,000	—
		Preferred Stock	Series C	649,998	372	—
		Preferred Stock	Series D	847,544	508	—
		Preferred Stock	Series E	1,987,605	374	—

Total E-band Communications, Corp.				4,050,119	3,254	—
Glowpoint, Inc.(3)	Communications & Networking	Common Stock		114,192	101	227
Neonova Holding Company	Communications & Networking	Preferred Stock	Series A	500,000	250	200
Peerless Network, Inc.	Communications & Networking	Preferred Stock	Series A	1,000,000	1,000	3,692
Stoke, Inc.	Communications & Networking	Preferred Stock	Series E	152,905	500	631
UPH Holdings, Inc.	Communications & Networking	Common Stock		742,887	—	624

Total Equity Communications & Networking (1.04%)*					5,105	5,374

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Atrenta, Inc.	Software	Preferred Stock	Series C	1,196,845	$508	$1,042
		Preferred Stock	Series D	635,513	986	1,604

Total Atrenta, Inc.				1,832,358	1,494	2,646
Box, Inc.(4)	Software	Preferred Stock	Series C	390,625	500	5,117
		Preferred Stock	Series D	158,127	500	2,071
		Preferred Stock	Series D-1	124,511	1,000	1,632
		Preferred Stock	Series D-2	220,751	2,001	2,892
		Preferred Stock	Series E	38,183	500	500

Total Box, Inc.				932,197	4,501	12,212
Caplinked, Inc.	Software	Preferred Stock	Series A-3	53,614	52	77

Total Equity Software (2.89%)*					6,047	14,935

Spatial Photonics, Inc.	Electronics & Computer Hardware	Preferred Stock	Series D	4,717,813	268	—
Virident Systems	Electronics & Computer Hardware	Preferred Stock	Series D	6,546,217	5,000	4,922

Total Equity Electronics & Computer Hardware (0.95%)*					5,268	4,922

Quatrx Pharmaceuticals Company	Specialty Pharmaceuticals	Preferred Stock	Series E	166,419	750	—

Total Equity Specialty Pharmaceuticals (0.00%)*					750	—

Caivis Acquisition Corporation	Consumer & Business Products	Common Stock	Series A	295,861	819	597
Facebook, Inc.(3)	Consumer & Business Products	Common Stock	Series B	307,500	9,558	8,089
IPA Holdings, LLC	Consumer & Business Products	Preferred Stock	LLC interest	500,000	500	711
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock	Series B	187,970	500	657
Wageworks, Inc.(3)	Consumer & Business Products	Common Stock	Series D	19,260	250	343

Total Equity Consumer & Business Products (2.02%)*					11,627	10,397

iWatt, Inc.	Semiconductors	Preferred Stock	Series E	2,412,864	490	752

Total Equity Semiconductors (0.15%)*					490	752

Buzznet, Inc.	Information Services	Preferred Stock	Series C	263,158	250	—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Common Stock		500,000	603	—
Solutionary, Inc.	Information Services	Preferred Stock	Series A-1	189,495	18	235
		Preferred Stock	Series A-2	65,834	325	82

Total Solutionary, Inc.				255,329	343	317

Total Equity Information Services (0.06%)*					1,196	317

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Gelesis, Inc.(6)	Medical Device & Equipment		LLC Interest	674,208	$—	$435
			LLC Interest	674,208	425	610
			LLC Interest	675,676	500	525

Total Gelesis, Inc.				2,024,092	925	1,570
Lanx, Inc.	Medical Device & Equipment	Preferred Stock	Series C	1,203,369	1,000	1,155
Novasys Medical, Inc.	Medical Device & Equipment	Preferred Stock	Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Device & Equipment	Preferred Stock	Series B	6,185,567	3,000	314
		Preferred Stock	Series C-2	1,927,309	655	251

Total Optiscan Biomedical, Corp.				8,112,876	3,655	565

Total Equity Medical Device & Equipment (0.64%)*					6,580	3,290

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock	Series C	189,394	500	600

Total Equity Biotechnology Tools (0.12%)*					500	600

Transmedics, Inc.	Surgical Devices	Preferred Stock	Series B	88,961	1,100	—
		Preferred Stock	Series C	119,999	300	—
		Preferred Stock	Series D	260,000	650	650

Total Transmedics, Inc.				468,960	2,050	650
Gynesonics, Inc.	Surgical Devices	Preferred Stock	Series B	219,298	250	159
		Preferred Stock	Series C	656,512	282	251

Total Gynesonics, Inc.				875,810	532	410

Total Equity Surgical Devices (0.20%)*					2,582	1,060

Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/ Info	Preferred Stock	Series D	145,590	1,000	412

Total Equity Media/Content/Info (0.08%)*					1,000	412

Total Equity (9.54%)					49,050	49,210

Total Investments (175.65%)					$914,338	$906,300

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $19.9 million, $27.6 million and $7.8 million respectively. The tax cost of investments is $916.9 million
(3)	Except for warrants in twenty publicly traded companies and common stock in eight publicly traded companies, all investments are restricted at December 31, 2012 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2012

(dollars in thousands)

(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners at least 25% but not more than 50% of the voting securities of the company
(8)	Debt is on non-accrual status at December 31, 2012, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the loan secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	In our quarterly and annual reports filed with the commission prior to this Annual Report on Form 10-K, we referred to this industry sector as “Clean Tech.”

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and energy and renewables technology industries at all stages of development. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY, Boulder, CO and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not yet applied for such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT II and HT III hold approximately $174.1 million and $285.1 million in assets, respectively, and they accounted for approximately 11.1% and 18.2% of our total assets, respectively, prior to consolidation at December 31, 2013.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status.

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIE. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs ongoing reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the only VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the Asset-Backed Notes (See Note 4).

Valuation of Investments

At December 31, 2013, 74.5% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Valuation Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee which incorporates the results of the independent valuation firm as appropriate;

(4) the Valuation Committee discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following table provides quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of December 31, 2013. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range	Weighted Average(c)
(in thousands)
Pharmaceuticals—Debt	25,811 250,607	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	12.56% - 14.53% 13.83% - 15.47% (1.00%) - 0.00%	13.36% 14.13%

Medical Devices—Debt	46,900 34,723	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	13.54% - 17.37% 14.32% - 17.37% (1.00%) - 1.00%	14.87% 15.23%

Technology—Debt	18,796 98,290	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield	10.62% - 15.97% 14.72% - 21.08%	14.26% 15.48%

Energy Technology—Debt	1,643 32,597 108,238	Liquidation Originated Within 6 Months Market Comparable Companies	Premium/(Discount) Probability weighting of alternative outcomes Origination Yield Hypothetical Market Yield Premium/(Discount)	0.00% - 1.00% 30.00% - 70.00% 14.68% - 15.87% 15.37% (0.50%) - 1.50%	15.17% 15.37%

Lower Middle Market—Debt	121,347 31,818 12,576	Market Comparable Companies Broker Quote(b) Liquidation	Hypothetical Market Yield Premium/(Discount) Price Quotes Par Value Probability weighting of alternative outcomes	14.83% - 19.73% 0.00% - 1.00% 99.50% - 100.25% of par $2.0 - $22.5 million 20.00% - 80.00%	16.12%

Debt Investments Where Fair Value Approximates Amortized Cost
	15,906	Imminent Payoffs
	22,236	Debt Investments Maturing in Less than One Year
	500	Convertible Debt at Par

	$821,988	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of our debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in our Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology Industry in the Schedule of Investments.

(b)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

(c)	The weighted averages are calculated based on the fair market value of each investment.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2012	Valuation Techniques/Methodologies	Unobservable Input (a)	Range
	(in thousands)
Pharmaceuticals—Debt	$266,978	Market Comparable Companies Option Pricing Model (b)	Hypothetical Market Yield Premium/(Discount) Average Industry Volatility (c) Risk Free Interest Rate Estimated Time to Exit (in months)	12.83% - 16.11% (2.0%) - 1.0% 57.67% 0.190% 15.2
Medical Devices—Debt	46,022	Market Comparable Companies	Hypothetical Market Yield Premium	16.19% 0.0% - 1.0%
Technology—Debt	159,341	Market Comparable Companies Liquidation	Hypothetical Market Yield Premium/(Discount) Investment Collateral	12.36% - 20.49% (1.5%) - 1.0% $0 - $7.4 million
Energy Technology—Debt	91,305	Market Comparable Companies	Hypothetical Market Yield Premium	12.69% 0.0% - 1.0%
Lower Middle Market—Debt	263,894	Market Comparable Companies Broker Quote (d)	Hypothetical Market Yield Premium Price Quotes Market Comparable Index Yield Spreads Par Value	10.75% -16.25% 0.0% -1.0% 78.0% -100% of par 4.33% - 5.93% $30.0 million

Total Level Three Debt Investments	$827,540

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Electronics and Computer Hardware, Internet Consumer and Business Services, Information Services, Media/Content/Info and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Software, Electronics and Computer Hardware, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology industry in the Schedule of Investments.

(b)	An option pricing model valuation technique was used to derive the conversion feature of convertible notes.

(c)	Represents the range of industry volatility used by market participants when pricing the investment.

(d)	A broker quote valuation technique was used to derive the fair value of loans which are part of a syndicated facility.

Investment Type -	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Level Three Equity Investments	$10,244	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c) Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	8.6x - 17.7x 0.7x - 13.8x 9.1% - 23.6% 43.4% - 110.7% 0.1% - 0.4% 6 - 30

	9,289	Market Adjusted OPM Backsolve	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	45.6% - 109.7% 0.1% - 0.9% 6 - 42

	18,127	Other	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	44.0% 0.1% 12

Level Three Warrant Investments	$10,200	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c) Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	5.0x - 51.4x 0.5x - 13.8x 6.4% - 36.0% 21.3% - 110.7% 0.1% - 1.0% 6 - 48

	8,913	Market Adjusted OPM Backsolve	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	35.7% - 109.9% 0.1% - 2.7% 3 - 48

	9,595	Other	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	44.0% - 56.9% 0.1% - 1.0% 12 - 48

Total Level Three Warrant and Equity Investments	$66,368

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of average industry volatility used by market participants when pricing the investment.

Investment Type-	Fair Value at December 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Level Three Warrant and Equity Investments	$57,685	Market Comparable Companies	EBITDA Multiple(b) Revenue Multiple(b) Discount for Lack of Marketability(c)	1.43x -20.68x 0.42x - 16.98x 10.4% - 25.2%
Warrant positions additionally subject to:		Option Pricing Model	Average Industry Volatility(d) Risk-Free Interest Rate Estimated Time to Exit (in months)	46.49% - 141.2% 0.17% - 0.46% 12 - 48

Total Level Three Warrant and Equity Investments	$57,685

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.

(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.

(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date.

The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated loans, which represent less than 4.0% of the Company’s debt investment portfolio, using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan is doubtful or, if under the in-exchange premise, when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investments.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2013 and as of December 31, 2012. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended December 31, 2013, there were no transfers between Levels 1 or 2.

	12/31/2013	Investments at Fair Value as of December 31, 2013
(in thousands) Description		Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$821,988	$—	$—	821,988
Preferred stock	35,554	—	—	35,554
Common stock	17,116	15,009	—	2,107
Warrants	35,637	—	6,930	28,707

	$910,295	$15,009	$6,930	$888,356

	12/31/2012	Investments at Fair Value as of December 31, 2012
(in thousands) Description		Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$827,540	$—	$—	$827,540
Preferred stock	33,178	—	—	33,178
Common stock	16,032	13,665	—	2,367
Warrants	29,550	—	7,410	22,140

	$906,300	$13,665	$7,410	$885,225

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the years ended December 31, 2013 and December 31, 2012.

(in thousands)	Balance, January 1, 2013	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balances, December 31, 2013
Senior Debt	$827,540	$(9,536)	$(8,208)	$484,367	$(8)	$(469,780)	$769	$(3,156)	$821,988
Preferred Stock	33,178	7,968	7,682	6,198	(18,572)	—	776	(1,676)	35,554
Common Stock	2,367	—	(1,103)	750	—	—	93	—	2,107
Warrants..	22,140	5,257	6,173	6,524	(10,350)	—	—	(1,037)	28,707

Total	$885,225	$3,689	$4,544	$497,839	$(28,930)	$(469,780)	$1,638	$(5,869)	$888,356

(in thousands)	Balance, January 1, 2012	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases	Sales	Repayments	Gross Transfers into Level 3	Gross Transfers out of Level 3	Balances, December 31, 2012
Senior Debt	$585,767	$(5,178)	$(2,262)	$545,913	$(2,000)	$(294,294)	$—	$(406)	$827,540
Preferred Stock	29,929	$(733)	3,761	10,562	(6,553)	—	356	(4,144)	33,178
Common Stock	450	$(16)	5,873	9,558	(45)	—	—	(13,453)	2,367
Warrants	26,284	$4,413	(2,452)	7,362	(9,211)	—	—	(4,256)	22,140

Total	$642,430	$(1,514)	$4,920	$573,395	$(17,809)	$(294,294)	$356	$(22,259)	$885,225

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.
(3)	Transfers in/out of Level 3 relate to the conversion of Optiscan Biomedical, Inc., Gynesonics, Inc., Philotic, Inc., and Tethys Bioscience, Inc. debt to equity, the conversion of OCZ Technology warrants to principal and the initial public offerings of Portola Pharmaceuticals, Inc., Acceleron Pharma, Inc., Bind, Inc, and ADMA Biologics, Inc.

For the year ended December 31, 2013, approximately $4.4 million and $4.1 million in net unrealized appreciation was recorded for preferred stock and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $8.2 million and $1.1 million in net unrealized depreciation was recorded for debt and common stock Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2012, approximately $3.8 million in unrealized appreciation and $2.2 million in unrealized depreciation was recorded for equity and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $2.3 million in unrealized depreciation was recorded for Level 3 debt investments relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on control and affiliate investments for the years ended December 31, 2013, 2012, and 2011. At December 31, 2013 and December 31, 2012, the Company did not hold any Control Investments.

(in thousands)			Year ended December 31, 2013
Portfolio Company	Type	Fair Value at December 31, 2013	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
Gelesis, Inc.	Affiliate	$473	$—	$(1,193)	$—	$—
Optiscan BioMedical, Corp.	Affiliate	4,784	1,933	(225)	—	—
Stion Corporation	Affiliate	5,724	462	593	—	—

Total		$10,981	$2,395	$(825)	$—	$—

(in thousands)			Year ended December 31, 2012
Portfolio Company	Type	Fair Value at December 31, 2012	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
E-Band Communications, Corp.	Affiliate	$—	$4	$(18)	$—	$—
Gelesis, Inc.	Affiliate	1,665	712	672	—	—
Optiscan BioMedical, Corp.	Affiliate	10,207	1,649	(2,722)	—	—

Total		$11,872	$2,365	$(2,068)	$—	$—

(in thousands)			Year ended December 31, 2011
Portfolio Company	Type	Fair Value at December 31, 2011	Investment Income	Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/(Loss)
MaxVision Holdings, LLC.	Control	$1,027	$889	$5,158	$—	$—
E-Band Communications, Corp.	Affiliate	—	14	3,425	—	—

Total		$1,027	$903	$8,583	$—	$—

During the year ended December 31, 2013, Stion Corporation became classified as an affiliate. The Company’s investment in E-Band Communications, Corp., a company that was an affiliate investment as of December 31, 2012, was liquidated during the year ended December 31, 2013. Approximately $3.3 million of realized losses and a reversal of $3.3 million of previously recorded unrealized depreciation was recognized on this affiliate equity investment during the year ended December 31, 2013.

During the year ended December 31, 2012, Optiscan BioMedical, Corp. became classified as an affiliate. The Company’s investment in MaxVision Holding, L.L.C., a company that was a control investment as of December 31, 2011, was liquidated during the year ended December 31, 2012. On July 31, 2012, the Company received payment of $2.0 million for its total debt investments in Maxvision Holding, L.L.C. Approximately $8.7 million of realized losses and a reversal of $10.5 million of previously recorded unrealized depreciation was recognized on this control debt and equity investment during the year ended December 31, 2012.

A summary of the composition of the Company’s investment portfolio as of December 31, 2013 and December 31, 2012 at fair value is shown as follows:

	December 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$634,820	69.7%	$652,041	72.0%
Senior secured debt	222,805	24.5%	205,049	22.6%
Preferred stock	35,554	3.9%	33,178	3.7%
Common Stock	17,116	1.9%	16,032	1.7%

	$910,295	100.0%	$906,300	100.0%

A summary of the Company’s investment portfolio, at value, by geographic location as of December 31, 2013 and December 31, 2012 is shown as follows:

	December 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$864,003	94.9%	$901,041	99.4%
Canada	25,798	2.8%	—	—
Netherlands	10,131	1.1%	—	—
Israel	9,863	1.1%	—	—
England	500	0.1%	5,259	0.6%

	$910,295	100.0%	$906,300	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at December 31, 2013 and December 31, 2012:

	December 31, 2013		December 31, 2012
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$219,169	24.1%	$188,479	20.8%
Energy Technology(1)	164,466	18.1%	126,600	14.0%
Internet Consumer & Business Services	122,073	13.4%	136,149	15.0%
Medical Devices & Equipment	103,614	11.4%	54,575	6.0%
Software	65,218	7.2%	70,838	7.8%
Drug Delivery	62,022	6.8%	74,218	8.2%
Information Services	46,565	5.1%	53,523	5.9%
Communications & Networking	35,979	4.0%	37,560	4.1%
Healthcare Services, Other	29,080	3.2%	36,481	4.0%
Specialty Pharmaceuticals	20,055	2.2%	12,473	1.4%
Surgical Devices	10,307	1.0%	11,358	1.3%
Electronics & Computer Hardware	9,211	1.0%	12,715	1.4%
Media/Content/Info	8,679	1.0%	51,534	5.7%
Biotechnology Tools	5,275	0.6%	6,845	0.8%
Semiconductors	4,685	0.5%	2,922	0.3%
Consumer & Business Products	2,995	0.3%	13,723	1.5%
Diagnostic	902	0.1%	16,307	1.8%

	$910,295	100.0%	$906,300	100.0%

(1)	In our quarterly and annual reports filed with the Commission prior to this Annual Report of Form 10-K, we referred to this industry sector as “Clean Tech”.

During the year ended December 31, 2013, the Company funded investments in debt securities and equity investments totaling approximately $491.1 million and $3.9 million, respectively. The Company converted approximately $3.2 million of debt to equity in four portfolio companies in the year ended December 31, 2013.

During the year ended December 31, 2012, the Company funded investments in debt securities and equity investments, totaling approximately $486.8 million and $9.7 million, respectively. During the year ended December 31, 2012, the Company converted approximately $356,000 of debt to equity in one portfolio company.

No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2013 and December 31, 2012.

During the year ended December 31, 2013, the Company recognized net realized gains of approximately $14.8 million on the portfolio. These net realized gains included gross realized gains of approximately $32.6 million primarily from the sale of investments in nine portfolio companies, partially offset by gross realized losses of approximately $17.8 million primarily from the liquidation of the Company’s investments in five portfolio companies.

During the year ended December 31, 2012, the Company recognized net realized gains of approximately $3.2 million on the portfolio. These net realized gains included $17.5 million of gross realized gains offset by $14.3 million of gross realized losses. The Company recorded gross realized gains of approximately $17.5 million primarily from the sale of investments in five portfolio companies. These gains were offset by gross realized losses of approximately $14.3 million primarily from the liquidation of the Company’s investments in four portfolio companies.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $4.0 million and $2.0 million of unamortized fees at December 31, 2013 and December 31, 2012, respectively, and approximately $14.4 million and $6.8 million in exit fees receivable at December 31, 2013 and December 31, 2012, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $3.5 million and $1.5 million in PIK income in the years ended December 31, 2013 and 2012, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the years ended December 31, 2013 and December 31, 2012.

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2013, approximately 62.8% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company (including their intellectual property), 37.1% of portfolio company loans were to portfolio companies that were prohibited from pledging or encumbering their intellectual property and 0.1% of portfolio company loans had an equipment only lien.

Income Recognition

The Company records interest income on the accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount (“OID”) initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. At December 31, 2013, the Company had two loans on non-accrual with a cumulative investment cost and fair value of approximately $23.3 million and $12.6 million, respectively, compared to one loan on non-accrual at December 31, 2012 with an approximate investment cost of $347,000 and no fair market value. During the fourth quarter of 2013 we recognized a realized loss of approximately $350,000 of principal on our debt investments in this company.

Paid-In-Kind and End of Term Income

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. In addition, the Company may also be entitled to an end-of-term payment that is amortized into income over the life of the loan. To maintain the Company’s status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though the cash has not yet been collected. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments.

Fee Income

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fees, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and original issue discount (OID) related to early loan pay-off or material modification of the specific debt outstanding.

Equity Offering Expenses

Our offering costs are charged against the proceeds from equity offerings when received.

Debt Issuance Costs

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing. Debt issuance costs are recognized as prepaid expenses and amortized over the life of the related debt instrument using the straight line method, which closely approximates the effective yield method. Prepaid financing costs, net of accumulated amortization, were as follows as of December 31, 2013 and December 31, 2012:

(in thousands)	As of December 31,
	2013	2012
Wells Facility	$398	$867
Convertible Debt	1,323	1,900
Asset Backed Notes	2,686	4,074
2019 Notes	5,319	6,287
SBA Debenture	5,074	5,877

	$14,800	$19,005

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

The Company has issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. Management follows ASC 718, formally known as FAS 123R “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Income Taxes

The Company operates to qualify to be taxed as a RIC under the Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

At December 31, 2013, 2012, and 2011, no excise tax was recorded. We intend to distribute approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014. We distributed approximately $1.5 million of spillover earnings from the year ended December 31, 2012 to our shareholders in 2013.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Comprehensive Income

The Company reports all changes in comprehensive income in the Consolidated Statement of Operations. Comprehensive income is equal to net increase in net assets resulting from operations.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

We maintain an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2013, 2012, and 2011, the Company issued approximately 159,000, 219,000, and 167,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related companies, including energy technology, life science, and special opportunity lower middle market companies. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so we anticipate no impacts from adopting this standard on our statement of assets and liabilities or results of operations. We are currently assessing the additional disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, 2019 Notes payable (the “April 2019 Notes” and the “September 2019 Notes”, together the “2019 Notes”), the Asset-Backed Notes and the SBA debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At December 31, 2013, the April 2019 Notes were trading on the New York Stock Exchange for $1.021 per dollar at par value and the September 2019 Notes were trading on the New York Stock Exchange for $1.016 per dollar at par value. Based on market quotations on or around December 31, 2013, the Convertible Senior Notes were trading for $1.403 per dollar at par value and the Asset-Backed Notes were trading for $1.004 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $222.7 million, compared to the carrying amount of $225.0 million as of December 31, 2013.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The liabilities of the Company below are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following table provides additional information about the level in the fair value hierarchy of the Company’s liabilities at December 31, 2013.

(in thousands) Description	December 31, 2013	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$105,206	$—	$105,206	$—
Asset Backed Notes	$89,893	$—	$—	$89,893
April 2019 Notes	$86,281	$—	$86,281	$—
September 2019 Notes	$87,248	$—	$87,248	$—
SBA Debentures	$222,742	$—	$—	$222,742

The following table provides information about the level in the fair value hierarchy of the Company’s liabilities at December 31, 2012.

(in thousands) Description	December 31, 2012	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$77,813	$—	$77,813	$—
Asset Backed Notes	$129,300	$—	$—	$129,300
April 2019 Notes	$83,307	$—	$83,307	$—
September 2019 Notes	$86,150	$—	$86,150	$—
SBA Debentures	$242,300	$—	$—	$242,300

4. Borrowings

Outstanding Borrowings

At December 31, 2013 and December 31, 2012, the Company had the following borrowing capacity and outstanding borrowings:

	December 31, 2013		December 31, 2012
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
SBA Debentures(2).	$225,000	$225,000	$225,000	$225,000
2019 Notes .	170,364	170,364	170,364	170,364
Asset-Backed Notes	89,557	89,557	129,300	129,300
Convertible Senior Notes(3)	75,000	72,519	75,000	71,436
Wells Facility	75,000	—	75,000	—
Union Bank Facility	30,000	—	30,000	—

Total	$664,921	$557,440	$704,664	$596,100

(1)	Except for the Convertible Senior Notes (as defined below), all carrying values are the same as the principal amount outstanding.

(2)	At December 31, 2013 and at December 31, 2012, the total available borrowings under the SBA was $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.
(3)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes (as defined below) less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $2.5 million at December 31, 2013 and $3.6 million at December 31, 2012.

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $38.0 million in HT II as of December 31, 2013, HT II has the capacity to issue a total of $76.0 million of SBA guaranteed debentures, subject to SBA approval, of which $76.0 million was outstanding as of December 31, 2013. As of December 31, 2013, HT II has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2013, the Company held investments in HT II in 42 companies with a fair value of approximately $102.5 million, accounting for approximately 11.3% of the Company’s total portfolio.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of December 31, 2013, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of December 31, 2013. As of December 31, 2013, HT III has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2013, the Company held investments in HT III in 29 companies with a fair value of approximately $171.6 million, accounting for approximately 18.9% of the Company’s total portfolio.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA.

A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2013 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 are set semiannually in March and September and range from 2.25% to 5.73%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties.

Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees related to HT III debentures that pooled on March 27, 2013, were 0.804%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2013 for HT II was approximately $76.0 million with an average interest rate of approximately 5.34%. The average amount of debentures outstanding for the year ended December 31, 2013 for HT III was approximately $149.0 million with an average interest rate of approximately 3.41%.

HT II and HT III hold approximately $174.1 million and $285.1 million in assets, respectively, and accounted for approximately 11.1% and 18.2% of the Company’s total assets prior to consolidation at December 31, 2013.

As of December 31, 2013, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA, and a maximum amount of $225.0 million for funds under common control, subject to periodic adjustments by the SBA. In the aggregate, at December 31, 2013 there was $225.0 million principal amount of indebtedness outstanding incurred by our SBIC subsidiaries, the maximum statutory limit on the dollar amount of SBA guaranteed debentures under the SBIC program.

The Company reported the following SBA debentures outstanding on its Consolidated Statement of Assets and Liabilities as of December 31, 2013 and December 31, 2012:

			December 31,
(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	2013	2012
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$34,800	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	11,250
March 21, 2012	March 1, 2022	3.05%	11,250	25,000
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$225,000	$225,000

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the Trustee entered into the First Supplemental Indenture to the Base Indenture, dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture, dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

2019 Notes payable is compromised of:

(in thousands)	December 31, 2013	December 31, 2012
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of Debt	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement. In July 2012, the Company re-opened our April 2019 Notes and issued an additional amount of approximately $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a) (1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement. In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the years ended December 31, 2013 and 2012, the components of interest expense and related fees and cash paid for interest expense and fees for the April 2019 and September 2019 Notes are as follows:

	Year Ended December 31,
(in thousands)	2013	2012
Stated interest expense	$11,926	$5,139
Amortization of debt issuance cost	967	423

Total interest expense and fees	$12,893	$5,562

Cash paid for interest expense and fees	$11,926	$4,790

As of December 31, 2013, the Company is in compliance with the terms of the indenture, and respective supplemental indenture, governing the April 2019 Notes and September 2019 Notes.

Asset-Backed Notes

On December 19, 2012, the Company completed a $230.7 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “Asset-Backed Notes”), which Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among the Company, Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2012- 1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As part of this transaction, the Company entered into a sale and contribution agreement with the Trust Depositor under which the Company has agreed to sell or have contributed to the Trust Depositor certain senior loans made to certain of our portfolio companies (the “Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor.

In connection with the issuance and sale of the Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The Asset-Backed Notes are secured obligations of the Issuer and are non-recourse to the Company. The Issuer also entered into an indenture governing the Asset-Backed Notes, which indenture includes customary representations, warranties and covenants. The Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the Loans. The Company is entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

The Company also serves as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2013 and December 31, 2012, the Asset Backed Notes had an outstanding principal balance of $89.6 million and $129.3 million, respectively.

Under the terms of the Asset Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the Asset-Backed Notes. The Company has segregated these funds and classified them as Restricted Cash. There was approximately $6.3 million of Restricted Cash as of December 31, 2013 funded through interest collections. There was no cash segregated at December 31, 2012 due to immaterial monthly interest collections for the period ended December 31, 2012.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of its 6.00% convertible senior notes (the “Convertible Senior Notes”) due in 2016. As of December 31, 2013, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $72.5 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. As of December 31, 2013, the conversion rate is 85.9941 shares of common stock per $1,000 principal amount of Convertible Senior Notes.

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the accompanying consolidated statement of assets and liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount. Additionally, the issuance costs associated with the Convertible Senior Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively. At the time of issuance, the debt issuance costs and equity issuance costs were approximately $2.9 million and $224,000, respectively. At the time of issuance and as of December 31, 2013, the equity component, net of issuance costs, as recorded in the “capital in excess of par value” in the balance sheet was approximately $5.2 million.

As of December 31, 2013 and December 31, 2012, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	December 31, 2013	December 31, 2012
Principal amount of debt	$75,000	$75,000
Original issue discount, net of accretion	(2,481)	(3,564)

Carrying value of debt	$72,519	$71,436

For the years ended December 31, 2013 and 2012, the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Year Ended December 31,
(in thousands)	2013	2012
Stated interest expense	$4,500	$4,500
Accretion of original issue discount	1,083	1,083
Amortization of debt issuance cost	577	577

Total interest expense	$6,160	$6,160

Cash paid for interest expense	$4,500	$4,500

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for both the years ended December 31, 2013 and December 31, 2012. As of December 31, 2013, the Company is in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, the Company entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible loans. The Wells Facility is secured by loans in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the year ended December 31, 2013, this non-use fee was approximately $380,000. On June 20, 2011 the Company paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term.

The Wells Facility includes various financial and operating covenants applicable to the Company and its subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that the Company subsequently raises. As of December 31, 2013, the minimum tangible net worth covenant has increased to $478.5 million as a result of the Company’s follow-on public offerings. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at December 31, 2013.

At December 31, 2013, there were no borrowings outstanding on this facility.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, the Company renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets (“RBC”) have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012, the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue additional senior notes relating to the offer and sale of our 2019 Notes. On September 17, 2012, the Company entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, the Company is permitted to increase its unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

On December 17, 2012, the Company further amended the Union Bank Facility to remove RBC from the Union Bank Facility. Following the removal of RBC, the Union Bank Facility consists solely of Union Bank’s commitment of $30.0 million. In connection with the amendment, the maximum availability under the Union Bank Facility, subject to a borrowing base, was reduced from $55.0 million to $30.0 million. The Union Bank Facility contains an accordion feature, in which the Company could increase the credit line by up to $95.0 million in the aggregate, funded by commitments from additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the year ended December 31, 2013, this nonuse fee was approximately $152,000. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of December 31, 2013, the minimum tangible net worth covenant has increased to $472.8 million as a result of the Company’s follow-on public offerings. As amended, the Union Bank Facility will mature on May 1, 2015, with a borrowing termination date as of May 2, 2014 and a term out provision for the remaining 12 months. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at December 31, 2013.

At December 31, 2013, there were no borrowings outstanding on this facility.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2013, the Company reduced its realized gain by approximately $249,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising portfolio company warrants which were included in the collateral pool. The Company recorded an increase on participation liability and a decrease on unrealized appreciation by a net amount of approximately $57,000 as a result of appreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $370,000 as of December 31, 2013 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.6 million under the warrant participation agreement thereby reducing realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between March 2014 and March 2018.

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2013 and 2012, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	December 31,
(in thousands)	2013	2012
Distributions in excess of investment income	$2,112	$2,920
Accumulated realized gains (losses)	6,840	2,958
Additional paid-in capital	(8,952)	(5,878)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2013 and 2012 was ordinary income in the amounts of $66.5 million and $48.0 million, respectively.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $48.8 million and $19.9 million as of December 31, 2013 and 2012, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $44.5 million and $27.6 million as of December 31, 2013 and 2012, respectively. The net unrealized appreciation over cost for federal income tax purposes was $4.3 million as of December 31, 2013 and net unrealized depreciation over cost for federal income tax purposes was $7.8 million as of December 31, 2012. The aggregate cost of securities for federal income tax purposes was $906.2 million and $916.9 million as of December 31, 2013 and 2012, respectively.

At December 31, 2013 and 2012, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Net Assets and Liabilities by temporary book/ tax differences primarily arising from the treatment of loan related yield enhancements.

	December 31,
(in thousands)	2013	2012
Accumulated Capital Gains (Losses)	$(6,417)	$(35,940)
Other Temporary Differences	1,134	(3,726)
Undistributed Ordinary Income	3,764	1,552
Unrealized Appreciation (Depreciation)	(5,132)	(10,480)

Components of Distributable Earnings	$(6,651)	$(48,594)

The Company will classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2010-2012 federal tax years for the Company remain subject to examination by the IRS. The 2009-2012 state tax years for the Company remain subject to examination by the California Franchise Tax Board.

6. Shareholders’ Equity

On July 25, 2012, our Board of Directors approved an extension of the stock repurchase plan under the same terms and conditions that allowed the Company to repurchase up to $35.0 million of our common stock. The stock repurchase plan expired on February 26, 2013 and no shares were repurchased for the years ended December 31, 2013 and December 31, 2012.

On March 13, 2013, the Company raised approximately $95.8 million, before deducting offering expenses, in a public offering of 8,050,000 shares of its common stock.

On August 16, 2013, the Company entered into an “At-The-Market” (“ATM”) equity distribution agreement with JMP Securities LLC (“JMP”). The equity distribution agreement provides that the Company may offer and sell up to 8,000,000 shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. There were no sales under the ATM Program for the year ended December 31, 2013.

The Company has issued stock options for common stock subject to future issuance, of which 833,923 and 2,574,749 were outstanding at December 31, 2013 and December 31, 2012, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. On June 1, 2011, stockholders approved an amended and restated plan and provided an increase of 1,000,000 shares, authorizing the Company to issue 8,000,000 shares of common stock under the 2004 Plan.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

A summary of the restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2013, 2012, and 2011 is as follows:

	2006 Plan	2004 Plan
Outstanding at December 31, 2010	21,668	1,018,103
Granted	10,000	296,600
Cancelled	—	(123,502)

Outstanding at December 31, 2011	31,668	1,191,201
Granted	5,000	686,859
Cancelled	—	(59,019)

Outstanding at December 31, 2012	36,668	1,819,041
Granted	—	607,001
Cancelled	—	(30,264)

Outstanding at December 31, 2013	36,668	2,395,778

In 2013, 2012, and 2011, the Company granted approximately 607,001, 691,859 and 306,600 shares, respectively, of restricted stock pursuant to the Plans. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 will continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 will vest subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. No restricted stock was granted pursuant to the 2004 Plan prior to 2009.

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the years ended December 31, 2013, 2012, and 2011 was approximately $7.7 million, $7.5 million, and $3.4 million, respectively. During the years ended December 31, 2013, 2012, and 2011 the Company expensed approximately $5.6 million, $3.9 million, and $2.6 million of compensation expense related to restricted stock, respectively. As of December 31, 2013, there was approximately $10.0 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.25 years.

The following table summarizes the activities for our unvested restricted stock for the years ended December 31, 2013, 2012, and 2011:

	Unvested Restricted Stock Units
	Restricted Stock Units	Weighted Average Issuance Price
Unvested at December 31, 2010	778,664	$9.27
Granted	306,600	$11.14
Vested	(340,253)	$9.38
Forfeited	(123,502)	$9.63

Unvested at December 31, 2011	621,509	$10.06
Granted	691,859	$10.83
Vested	(354,560)	$9.88
Forfeited	(59,019)	$9.95

Unvested at December 31, 2012	899,789	$10.73
Granted	607,001	$12.72
Vested	(440,629)	$10.59
Forfeited	(30,264)	$11.24

Unvested at December 31, 2013	1,035,897	$11.94

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

The following table summarizes the common stock options activities under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31 2013, 2012, and 2011:

	Common Stock Options	Weighted Average Exercise Price
Shares Outstanding at December 31, 2010	4,729,849	$11.33
Granted	599,860	$10.59
Exercised	(178,101)	$4.93
Forfeited	(474,410)	$10.21
Expired	(463,594)	$13.28

Shares Outstanding at December 31, 2011	4,213,604	$11.40
Granted	189,000	$10.71
Exercised	(564,196)	$5.56
Forfeited	(57,229)	$9.69
Expired	(1,206,430)	$12.84

Shares Outstanding at December 31, 2012	2,574,749	$12.00
Granted	443,500	$14.51
Exercised	(2,003,988)	$12.38
Forfeited	(115,338)	$10.38
Expired	(65,000)	$13.30

Shares Outstanding at December 31, 2013	833,923	$12.53

Shares Expected to Vest at December 31, 2013	571,153	$12.53

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2013, options for approximately 263,000 shares were exercisable at a weighted average exercise price of approximately $10.13 per share with weighted average of remaining contractual term of 2.91 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the years ended December 31, 2013, 2012, and 2011 was approximately $1.1 million, $326,000, and $1.3 million, respectively. During the years ended December 31, 2013, 2012, and 2011, approximately $422,000, $416,000, and $557,000 of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2013, there was $1.1 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.47 years.

The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2013, 2012, and 2011 is as follows:

	2013	2012	2011
Expected Volatility	46.90%	46.39%	46.39%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	0.56%-1.63%	0.49%-1.07%	0.68%-2.15%

The following table summarizes stock options outstanding and exercisable at December 31, 2013:

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21-$9.25	71,638	3.73	$669,702	$7.05	53,883	3.34	$542,753	$6.33
$9.90-$14.86	643,785	5.20	2,450,744	$12.59	208,887	2.80	1,105,338	$11.11
$15.44-$16.13	118,500	6.84	111,000	$15.46	—	—	—	$—

$4.21-$16.13	833,923	5.31	$3,231,446	$12.53	262,770	2.91	$1,648,091	$10.13

8. Earnings per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2013	2012	2011
Numerator
Net increase in net assets resulting from operations	$99,446	$46,759	$46,936
Less: Dividends declared-common and restricted shares	(66,454)	(47,983)	(38,490)

Undistributed earnings	32,992	(1,224)	8,446

Undistributed earnings-common shares	32,992	(1,224)	8,446
Add: Dividend declared-common shares	65,123	46,967	37,826

Numerator for basic and diluted change in net assets per common share	$98,115	$45,743	$46,272

Denominator
Basic weighted average common shares outstanding	58,838	49,068	42,988
Common shares issuable	1,454	88	311

Weighted average common shares outstanding assuming dilution	60,292	49,156	43,299

Change in net assets per common share
Basic	$1.67	$0.93	$1.08
Diluted	$1.63	$0.93	$1.07

For the purpose of calculating diluted earnings per share for year ended December 31, 2013, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because the Company’s share price was greater than the conversion price in effect ($11.63) for the Convertible Senior Notes for such period.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2013, 2012, and 2011, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 1,835,880, 2,574,749, and 2,583,707 shares, respectively.

At December 31, 2013, the Company was authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the three years ended December 31, 2013.

	Year Ended December 31,
	2013	2012	2011
Per share data:
Net asset value at beginning of period	$9.75	$9.83	$9.50
Net investment income(1)	1.24	0.98	0.92
Net realized gain (loss) on investments	0.25	0.06	0.06
Net unrealized appreciation (depreciation) on investments	0.20	(0.09)	0.11

Total from investment operations	1.69	0.95	1.09
Net increase/(decrease) in net assets from capital share transactions	0.10	(0.14)	0.07
Distributions	(1.13)	(0.98)	(0.90)
Stock-based compensation expense included in investment income(2)	0.10	0.09	0.07

Net asset value at end of period	$10.51	$9.75	$9.83

Ratios and supplemental data:
Per share market value at end of period	$16.40	$11.13	$9.44
Total return(3)	58.49%	28.28%	-0.83%
Shares outstanding at end of period	61,837	52,925	43,853
Weighted average number of common shares outstanding	58,838	49,068	42,988
Net assets at end of period	$650,007	$515,968	$431,041
Ratio of operating expense to average net assets	11.06%	10.28%	9.61%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	12.12%	10.01%	9.45%
Average debt outstanding	$580,053	$360,857	$238,873
Weighted average debt per common share	$9.86	$7.35	$5.56

(1)	Net investment income per share is calculated as net investment income divided by the weighted average shares outstanding.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the period ended December 31, 2013, 2012 and 2011 equals the change in the ending market value over the beginning of the period price per share plus dividends paid per share during the period, divided by the beginning price assuming the dividend is reinvested on the date of the distribution.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. The balance of unfunded contractual commitments to extend credit at December 31, 2013 totaled approximately $151.0 million. Approximately $77.4 million of these unfunded origination activity commitments as of December 31, 2013 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $38.0 million of non-binding term sheets outstanding at December 31, 2013. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent the Company’s future cash requirements.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $1.1 million, $1.2 million, and $1.1 million during the years ended December 31, 2013, 2012, and 2011, respectively. Future commitments under the credit facility and operating leases were as follows at December 31, 2013:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$557,440	$—	$89,557	$72,519	$395,364
Operating Lease Obligations(5)	7,640	1,484	2,965	1,774	1,417

Total	$565,080	$1,484	$92,522	$74,293	$396,781

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4 to the Company’s consolidated financial statements.
(3)	Includes $225.0 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $89.6 million in aggregate principal amount of the Asset-Backed Notes and $72.5 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes is $75.0 million less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $2.5 million at December 31, 2013.
(5)	Long-term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Concentrations of Credit Risk

The Company’s customers are primarily privately held companies and public companies which are active in the drug discovery and development, energy technology, internet consumer and business services, medical devices and equipment, software, drug delivery, information services, communications and networking, healthcare services, specialty pharmaceuticals, surgical devices, electronics and computer hardware, media/content/info, biotechnology tools, semiconductors, consumer and business products and diagnostic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the years ended December 31, 2013 and December 31, 2012, our ten largest portfolio companies represented approximately 29.3% and 35.2% of the total fair value of our investments in portfolio companies, respectively. At December 31, 2013 and December 31, 2012, we had one and eight investments, respectively, that represented 5% or more of our net assets. At December 31, 2013, we had six equity investments representing approximately 75.7% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2012, we had six equity investments which represented approximately 70.9% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of such investments.

13. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2013. This information was derived from the Company’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2013	6/30/2013	9/30/2013	12/31/2013
Total investment income	$30,957	$34,525	$41,021	$33,210
Net investment income before investment gains and losses	15,032	17,610	21,560	18,864
Net increase (decrease) in net assets resulting from operations	16,689	20,879	36,981	24,897
Change in net assets per common share (basic)	0.30	0.34	0.61	0.40

	Quarter Ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012
Total investment income	$22,367	$23,858	$23,901	$27,395
Net investment income before investment gains and losses	11,375	12,310	11,351	13,071
Net increase (decrease) in net assets resulting from operations	17,105	48	4,745	24,861
Change in net assets per common share (basic)	0.36	—	0.09	0.47

14. Subsequent Events

Dividend Declaration

On February 24, 2014 the Board of Directors declared a cash dividend of $0.31 per share to be paid on March 17, 2014 to shareholders of record as of March 10, 2014. This dividend would represent our thirty-fourth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $9.06 per share.

Portfolio Company Developments

As of December 31, 2013, we held warrants or equity positions in five companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Everyday Health, Inc. and four companies which filed confidentially under the JOBS Act. In addition, subsequent to December 31, 2013 the following portfolio companies in which we held investments as of December 31, 2013 completed initial public offerings or were acquired:

1.	In January 2014, Toshiba Corporation completed its acquisition of Hercules portfolio company OCZ Technology. The acquisition resulted in full repayment of the Hercules debt investment in OCZ Technology.

2.	In January 2014, Dicerna Pharmaceuticals, Inc. (NASDAQ: DRNA) completed its initial public offering of 6,900,000 shares of its common stock at $15.00 per share.

3.	In February 2014, Revance Therapeutics, Inc. (NASDAQ:RVNC) completed its initial public offering of 6,900,000 shares of its common stock at $16.00 per share. The company had initially filed confidentially in April 2013.

4.	In February 2014, Concert Pharmaceuticals, Inc. (NASDAQ:CNCE) completed its initial public offering of 6,000,000 shares of its common stock at $14.00 per share. The company had initially filed confidentially in December 2013.

5.	In February 2014, Uniqure B.V. (NASDAQ:QURE) completed its initial public offering of 5,400,000 shares of its common stock at $17.00 per share. The company had initially filed confidentially in November 2013.

6.	In February 2014, Teva Pharmaceutical Industries Ltd. (NYSE:TEVA) completed its acquisition of Hercules portfolio company NuPathe Inc. (NASDAQ:PATH) at a price of $3.65 per share in cash and the right to receive contingent cash consideration payments of up to $3.15 per share, net to the seller in cash without interest.

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2013

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2012 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2013 Fair Value
Affiliate Investments
Gelesis, Inc.	Preferred Stock	$—	$1,570	$—	$(1,104)	$466
	Preferred Warrants	—	95	—	(88)	7
Optiscan BioMedical, Corp.	Senior Debt	1,933	9,491	—	(9,491)	—
	Preferred Stock	—	564	3,988	—	4,552
	Preferred Warrants	—	151	81	—	232
Stion Corporation	Senior Debt	462	7,547	—	(3,451)	4,096
	Preferred Warrants	—	167	1,461	—	1,628

Total Control and Affliate Investments		$2,395	$19,585	$5,530	$(14,134)	$10,981

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2013.
(2)	Represents the total amount of interest or dividends credited to income for the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	March 31, 2014	December 31, 2013
Assets
Investments:
Non-control/Non-affiliate investments (cost of $872,226 and $891,059, respectively)	$879,469	$899,314
Affiliate investments (cost of $15,402 and $15,238, respectively)	11,193	10,981

Total investments, at value (cost of $887,628 and $906,297, respectively)	890,662	910,295
Cash and cash equivalents	224,538	268,368
Restricted cash	4,784	6,271
Interest receivable	8,176	8,962
Other assets	31,239	27,819

Total assets	$1,159,399	$1,221,715

Liabilities
Accounts payable and accrued liabilities	$8,962	$14,268
Long-term Liabilities (Convertible Senior Notes)	72,789	72,519
Asset-Backed Notes	63,782	89,557
2019 Notes	170,364	170,364
Long-term SBA Debentures	190,200	225,000

Total liabilities	$506,097	$571,708
Commitments and Contingencies (Note 10)

Net assets consist of:
Common stock, par value	62	62
Capital in excess of par value	656,869	656,594
Unrealized appreciation on investments	2,607	3,598
Accumulated realized losses on investments	(10,368)	(15,240)
Undistributed net investment income	4,132	4,993

Total net assets	$653,302	$650,007

Total liabilities and net assets	$1,159,399	$1,221,715

Shares of common stock outstanding ($0.001 par value, 100,000,000 authorized)	61,760	61,837
Net asset value per share	$10.58	$10.51

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trust for asset-backed notes (see Note 4), which is a variable interest entity (“VIE”). The assets of our securitization VIE can only be used to settle obligations of our consolidated securitization VIE, these liabilities are only the obligations of our consolidated securitization VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statements of Assets and Liabilities above.

(Dollars in thousands)	March 31, 2014	December 31, 2013
ASSETS
Restricted Cash	$4,784	$6,271
Total investments, at value (cost of $137,301 and $166,513, respectively)	135,138	165,445

Total assets	$139,922	$171,716

LIABILITIES
Asset-Backed Notes	$63,782	$89,557

Total liabilities	$63,782	$89,557

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Investment income:
Interest Income
Non-Control/Non-Affiliate investments	$29,382	$28,319
Affiliate investments	1,464	610

Total interest income	30,846	28,929

Fees
Non-Control/Non-Affiliate investments	4,913	2,028
Affiliate investments	11	—

Total fees	4,924	2,028

Total investment income	35,770	30,957
Operating expenses:
Interest	7,148	7,631
Loan fees	2,076	1,079
General and administrative	2,461	2,252
Employee Compensation:
Compensation and benefits	4,221	3,798
Stock-based compensation	1,560	1,165

Total employee compensation	5,781	4,963

Total operating expenses	17,466	15,925

Net investment income	18,304	15,032
Net realized gain on investments
Non-Control/Non-Affiliate investments	4,872	1,991

Total net realized gain on investments	4,872	1,991

Net change in unrealized appreciation (depreciation) on investments
Non-Control/Non-Affiliate investments	(1,038)	(768)
Affiliate investments	47	434

Total net change in unrealized appreciation (depreciation) on investments	(991)	(334)

Total net realized and unrealized gain	3,881	1,657

Net increase in net assets resulting from operations	$22,185	$16,689

Net investment income before investment gains and losses per common share:
Basic	$0.30	$0.27

Change in net assets per common share:
Basic	$0.36	$0.30

Diluted	$0.35	$0.30

Weighted average shares outstanding
Basic	60,870	53,682

Diluted	62,695	53,823

Dividends declared per common share:
Basic	$0.31	$0.27

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation (Depreciation) on Investments	Accumulated Realized Gains (Losses) on Investments	Undistributed Net Investment Income/ (Distributions in Excess of Investment Income)	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2012	52,925	$53	$564,508	$(7,947)	$(36,916)	$(3,388)	$(342)	$515,968

Net increase in net assets resulting from operations	—	—	—	(334)	1,991	15,032	—	16,689
Issuance of common stock	80	—	910	—	—	—	—	910
Issuance of common stock under restricted stock plan	531	1	(1)	—	—	—	—	—
Issuance of common stock as stock dividend	40	—	488	—	—	—	—	488
Retired shares from net issuance	(72)	—	(1,808)	—	—	—	—	(1,808)
Public Offering	8,050	8	95,550	—	—	—	—	95,558
Dividends declared	—	—	—	—	—	(13,382)	—	(13,382)
Stock-based compensation	—	—	1,185	—	—	—	—	1,185

Balance at March 31, 2013	61,554	$62	$660,833	$(8,281)	$(34,925)	$(1,739)	$(342)	$615,608

Balance at December 31, 2013	61,837	$62	$656,594	$3,598	$(15,240)	$5,335	$(342)	$650,007

Net increase in net assets resulting from operations	—	—	—	(991)	4,872	18,304	—	22,185
Issuance of common stock	62	—	727	—	—	—	—	727
Retired shares from restricted stock vesting	(120)	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	29	—	440	—	—	—	—	440
Retired shares from net issuance	(48)	—	(2,472)	—	—	—	—	(2,472)
Dividends declared	—	—	—	—	—	(19,165)	—	(19,165)
Stock-based compensation	—	—	1,580	—	—	—	—	1,580

Balance at March 31, 2014	61,760	$62	$656,869	$2,607	$(10,368)	$4,474	$(342)	$653,302

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$22,185	$16,689
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(113,887)	(139,095)
Principal payments received on investments	132,646	75,987
Proceeds from sale of investments	7,598	5,212
Net unrealized depreciation on investments	991	334
Net realized gain on investments	(4,872)	(1,991)
Accretion of paid-in-kind principal	(659)	(555)
Accretion of loan discounts	(3,378)	(1,455)
Accretion of loan discount on Convertible Senior Notes	271	271
Accretion of loan exit fees	1,705	(1,819)
Change in deferred loan origination revenue	(457)	313
Unearned fees related to unfunded commitments	(2,723)	(856)
Amortization of debt fees and issuance costs	1,913	938
Depreciation	54	68
Stock-based compensation and amortization of restricted stock grants	1,579	1,185
Change in operating assets and liabilities:
Interest and fees receivable (payable)	786	(41)
Prepaid expenses and other assets	(2,557)	33
Accounts payable	(41)	(250)
Accrued liabilities	(5,307)	(2,682)

Net cash provided by (used in) operating activities	35,847	(47,714)
Cash flows from investing activities:
Purchases of capital equipment	(4)	(24)
Reduction of (investment in) restricted cash	1,487	(810)
Other long-term assets	—	(30)

Net cash provided by (used in) investing activities	1,483	(864)
Cash flows from financing activities:
Proceeds from issuance (repurchase of employee shares due to restricted stock vesting) of common stock, net	(1,873)	94,660
Dividends paid	(18,725)	(12,894)
Repayments of Asset-Backed Notes	(25,775)	—
Repayments of credit facilities	(34,800)	(9,254)
Fees paid for credit facilities and debentures	13	—

Net cash provided by (used in) financing activities	(81,160)	72,512

Net increase (decrease) in cash and cash equivalents	(43,830)	23,934
Cash and cash equivalents at beginning of period	268,368	182,994

Cash and cash equivalents at end of period	$224,538	$206,928

Supplemental non-cash investing and financing activities:
Dividends Reinvested	$440	$488
Paid-in-Kind Principal	$659	$555

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt
Biotechnology Tools
1-5 Years Maturity
Labcyte, Inc.(11)(14)(15)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$3,890	$3,976	$3,936

Subtotal: 1-5 Years Maturity						3,976	3,936

Subtotal: Biotechnology Tools (0.60%)*						3,976	3,936

Energy Technology
Under 1 Year Maturity
American Superconductor Corporation(3)(11)(14)	Energy Technology	Senior Secured	December 2014	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$3,462	3,892	3,892
Enphase Energy, Inc.(11)(14)	Energy Technology	Senior Secured	June 2014	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$669	717	717
Scifiniti (pka Integrated Photovoltaics, Inc.)(15)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$1,166	1,154	1,154
Stion Corporation(4)(6)(14)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$4,182	4,169	4,169
TAS Energy, Inc.(14)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$12,803	12,811	12,811
	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$3,000	2,900	2,900

Total TAS Energy, Inc.					$15,803	15,711	15,711

Subtotal: Under 1 Year Maturity						25,644	25,644

1-5 Years Maturity
Agrivida, Inc.(15)	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,000	5,940	5,902
American Superconductor(3)(11)(14)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$10,000	9,894	9,894
Amyris, Inc.(10)(14)	Energy Technology	Senior Secured	February 2017	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$25,000	24,703	24,703
BioAmber, Inc.(5)(10)(14)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$25,000	25,704	26,201
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	August 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,181	7,229	7,373
Fluidic, Inc.(14)	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,961	5,009
Fulcrum Bioenergy, Inc.(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$9,733	9,713	9,545
Glori Energy, Inc.(11)(14)	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,444	4,616	4,601
Polyera Corporation(14)(15)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,289	$5,346	$5,273
TPI Composites, Inc.(14)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,905	4,905
	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$15,000	15,008	15,149

Total TPI Composites, Inc.					$20,000	19,913	20,054
ULTURA Inc.(13)(14)	Energy Technology	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$18,210	18,032	17,556

Subtotal: 1-5 Years Maturity						136,051	136,111

Subtotal: Energy Technology (24.76%)*						161,695	161,755

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Communications & Networking
1-5 Years Maturity
OpenPeak, Inc.(11)(14)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$10,500	10,367	10,367
Spring Mobile Solutions, Inc.(14)	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$20,000	19,837	20,237

Subtotal: 1-5 Years Maturity						30,204	30,604

Subtotal: Communications & Networking (4.68%)*						30,204	30,604

Consumer & Business Products
1-5 Years Maturity
Fluc, Inc.(9)	Consumer & Business Products	Convertible Senior Debt	March 2017	Interest rate FIXED 4.00%	$100	100	100

Subtotal: 1-5 Years Maturity						100	100

Subtotal: Consumer & Business Products (0.02%)*						100	100

Drug Delivery
Under 1 Year Maturity
Revance Therapeutics, Inc.(3)(14)	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$794	827	827
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$7,942	8,222	8,222

Total Revance Therapeutics, Inc.					$8,736	9,049	9,049

Subtotal: Under 1 Year Maturity						9,049	9,049

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(3)(10)(14)(15)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$15,000	14,613	14,613
BIND Therapeutics, Inc.(3)(14)(15)	Drug Delivery	Senior Secured	September 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$4,500	4,425	4,560
Celsion Corporation(3)(14)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,923	4,923
Dance Biopharm, Inc.(14)(15)	Drug Delivery	Senior Secured	August 2017	Interest rate PRIME + 7.40% or Floor rate of 10.65%	$1,000	981	981
kaleo, Inc.(11)(14)	Drug Delivery	Senior Secured	June 2016	Interest rate PRIME + 5.75% or Floor rate of 11.00%	$13,678	13,958	13,958
Neos Therapeutics, Inc.(14)(15)	Drug Delivery	Senior Secured	October 2017	Interest rate FIXED + 9.00%	$10,000	9,828	9,828

Subtotal: 1-5 Years Maturity						48,728	48,863

Subtotal: Drug Delivery (8.86%)*						57,777	57,912

Drug Discovery & Development
Under 1 Year Maturity
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Senior Secured	January 2015	Interest rate PRIME + 4.40% or Floor rate of 10.15%	$3,922	$3,901	$3,901

Subtotal: Under 1 Year Maturity						3,901	3,901

1-5 Years Maturity
ADMA Biologics, Inc.(3)(13)(14)	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 3.00% or Floor rate of 8.75%, PIK Interest 1.95%	$10,003	9,824	9,824
Anacor Pharmaceuticals, Inc.(15)	Drug Discovery & Development	Senior Secured	July 2017	Interst rate PRIME + 6.40% or Floor rate of 11.65%	$30,000	29,171	30,071
Aveo Pharmaceuticals, Inc.(3)(10)(11)(14)(15)	Drug Discovery & Development	Senior Secured	September 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$16,872	16,872	17,040

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Cell Therapeutics, Inc.(11)(14)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 9.00% or Floor rate 12.25%	$15,000	14,946	14,946
Cempra, Inc.(3)(11)(14)	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$15,000	14,975	14,975
Cleveland BioLabs, Inc.(3)(14)(15)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.20% or Floor rate of 10.45%	$6,000	5,954	6,055
Concert Pharmaceuticals, Inc.(3)(4)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$13,172	13,052	12,933
Insmed, Incorporated(11)(14)	Drug Discovery & Development	Senior Secured	January 2016	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$20,000	19,815	19,904
Merrimack Pharmaceuticals, Inc.(3)(14)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,446	40,204
Neuralstem, Inc.(14)(15)	Drug Discovery & Development	Senior Secured	June 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$7,295	7,239	7,385
uniQure B.V.(3)(5)(10)(11)(14)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$10,000	9,731	9,806

Subtotal: 1-5 Years Maturity						182,025	183,143

Subtotal: Drug Discovery & Development (28.63%)*						185,926	187,044

Electronics & Computer Hardware
1-5 Years Maturity
Plures Technologies, Inc.(8)(13)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate PRIME + 8.75% or Floor rate of 12.00%, PIK Interest 4.00%	$571	483	307

Subtotal: 1-5 Years Maturity						483	307

Subtotal: Electronics & Computer Hardware (0.05%)						483	307

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC(14)(15)	Healthcare Services, Other	Senior Secured	December 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$3,000	3,008	3,068
MDEverywhere, Inc.	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$1,875	$1,754	$1,792
Orion Healthcorp, Inc.(13)	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$500	469	469
	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$8,775	8,627	8,684
	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 10.50% or Floor rate of 12.00%, PIK Interest 3.00%	$6,641	6,524	6,580

Total Orion Healthcorp, Inc.					$15,916	15,620	15,733

Subtotal: 1-5 Years Maturity						20,382	20,593

Subtotal: Healthcare Services, Other (3.15%)*						20,382	20,593

Information Services
1-5 Years Maturity
Eccentex Corporation(11)(14)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$548	553	244
InXpo, Inc.(14)(15)	Information Services	Senior Secured	April 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,307	2,264	2,207
Womensforum.com(11)(13)	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 7.50% or Floor rate of 10.25%, PIK Interest 2.00%	$4,630	4,565	4,565

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
	Information Services	Senior Secured	April 2015	Interest rate LIBOR + 6.50% or Floor rate of 9.00%	$1,250	1,231	1,231
	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$6,600	6,506	6,506

Total Womensforum.com					$12,480	12,302	12,302

Subtotal: 1-5 Years Maturity						15,119	14,753

Subtotal: Information Services (2.26%)*						15,119	14,753

Internet Consumer & Business Services
Under 1 Year Maturity
Gazelle, Inc.(13)	Internet Consumer & Business Services	Senior Secured	October 2014	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$1,021	$1,006	$1,006
Tectura Corporation(8)(13)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	180
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$277	277	89
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,467	2,067
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$10,777	10,777	3,445
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	1,599

Total Tectura Corporation					$23,085	23,084	7,380

Subtotal: Under 1 Year Maturity						24,090	8,386

1-5 Years Maturity
Blurb, Inc.(15)	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,616	5,511	5,456
CashStar, Inc.(13)(15)	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate PRIME + 6.25% or Floor rate 10.50%, PIK Interest 1.00%	$8,028	7,846	7,993
Education Dynamics(13)(15)	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate LIBOR + 12.5% or Floor rate 12.50%, PIK Interest 1.50%	$23,779	23,386	23,909
Gazelle, Inc.(13)(15)	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$12,443	12,375	12,375
Just Fabulous, Inc.(14)	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	4,879	5,029
NetPlenish(8)(9)(15)	Internet Consumer & Business Services	Senior Secured	April 2015	Interest rate FIXED 10.00%	$96	96	—
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$382	374	—

Total NetPlenish					$478	470	—
Reply! Inc.(11)(13)(14)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$1,944	1,987	1,989
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate PRIME + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$8,821	8,840	8,884

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$3,046	$2,828	$2,887

Total Reply! Inc.					$13,811	13,655	13,760
Vaultlogix(13)(14)(15)	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK Interest 2.50%	$7,999	7,961	7,961
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$7,318	7,386	7,386

Total Vaultlogix					$15,317	15,347	15,347
WaveMarket, Inc.(11)(14)	Internet Consumer & Business Services	Senior Secured	March 2017	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$402	402	402
	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate PRIME + 5.75% or Floor rate of 9.50%	$10,000	9,961	9,747

Total WaveMarket, Inc.					$10,402	10,363	10,149

Subtotal: 1-5 Years Maturity						93,832	94,018

Subtotal: Internet Consumer & Business Services (15.67%)*						117,922	102,404

Media/Content/Info
Under 1 Year Maturity
Zoom Media and Marketing(13)	Media/Content/Info	Senior Secured	December 2014	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$4,000	3,896	3,807

Subtotal: Under 1 Year Maturity						3,896	3,807

1-5 Years Maturity
Rhapsody International Inc.(15)	Media/Content/Info	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 9.00%, PIK Interest 1.50%	$20,000	19,383	19,383
Zoom Media and Marketing(13)	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 3.75%	$3,866	3,736	3,729

Subtotal: 1-5 Years Maturity						23,119	23,112

Subtotal: Media/Content/Info (4.12%)*						27,015	26,919

Medical Devices & Equipment
Under 1 Year Maturity
Oraya Therapeutics, Inc.(9)(11)(14)	Medical Devices & Equipment	Senior Secured	December 2014	Interest rate FIXED 7.00%	$500	500	164

Subtotal: Under 1 Year Maturity						500	164

1-5 Years Maturity
Baxano Surgical, Inc.(3)(14)	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.5%	$7,500	7,284	7,225
Home Dialysis Plus(14)	Medical Devices & Equipment	Senior Secured	April 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$10,000	9,804	9,640
InspireMD, Inc.(3)(5)(10)(14)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$10,000	9,791	9,791
Medrobotics Corporation(14)(15)	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$4,109	$4,082	$4,049
NetBio, Inc.	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$5,000	4,790	4,743
NinePoint Medical, Inc.(14)(15)	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$5,291	5,301	5,236
Oraya Therapeutics, Inc.(9)(11)(14)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%, PIK Interest 1.00%	$6,132	6,069	4,380

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
SonaCare Medical, LLC (pka US HIFUM LLC)(11)(14)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,167	5,307	5,390
United Orthopedic Group, Inc.(14)	Medical Devices & Equipment	Senior Secured	July 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$25,000	24,898	24,898
ViewRay, Inc.(13)(15)	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,047	14,585	14,585

Subtotal: 1-5 Years Maturity						91,911	89,937

Subtotal: Medical Devices & Equipment (13.79%)*						92,411	90,101

Semiconductors
Under 1 Year Maturity
Achronix Semiconductor	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$809	$804	$804

Subtotal: Under 1 Year Maturity						804	804

1-5 Years Maturity
Avnera Corporation(14)	Semiconductors	Senior Secured	April 2017	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$5,000	4,924	4,924
SiTime Corporation(14)(15)	Semiconductors	Senior Secured	September 2016	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,500	3,504	3,526

Subtotal: 1-5 Years Maturity						8,428	8,450

Subtotal: Semiconductors (1.42%)						9,232	9,254

Software
Under 1 Year Maturity
Clickfox, Inc.(15)	Software	Senior Secured	September 2014	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	1,987	1,973
StartApp, Inc.(14)	Software	Senior Secured	December 2014	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$200	193	193
Touchcommerce, Inc.(15)	Software	Senior Secured	December 2014	Interest rate PRIME + 2.25% or Floor rate of 6.50%	$3,511	3,481	3,356

Subtotal: Under 1 Year Maturity						5,661	5,522

1-5 Years Maturity
Clickfox, Inc.(15)	Software	Senior Secured	November 2015	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,152	$4,911	$4,911
Hillcrest Laboratories, Inc.(15)	Software	Senior Secured	July 2015	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,270	2,249	2,252
Knowledge Adventure, Inc.(14)(15)	Software	Senior Secured	March 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$11,750	11,598	11,598
Mobile Posse, Inc.(14)(15)	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$3,896	3,804	3,883
Neos Geosolutions, Inc.(14)(15)	Software	Senior Secured	May 2016	Interest rate PRIME + 5.75% or Floor rate of 10.50%	$3,427	3,488	3,427
Sonian, Inc.(14)(15)	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,362	5,362
StartApp, Inc.	Software	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$3,500	3,521	3,554
Touchcommerce, Inc.(15)	Software	Senior Secured	June 2017	Interest rate PRIME + 6.00% or Floor rate of 10.25%	$5,000	4,690	4,840

Subtotal: 1-5 Years Maturity						39,623	39,827

Subtotal: Software (6.94%)*						45,284	45,349

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Specialty Pharmaceuticals
1-5 Years Maturity
Cranford Pharmaceuticals, LLC(13)(14)(15)	Specialty Pharmaceuticals	Senior Secured	February 2017	Interest rate LIBOR + 9.55% or Floor rate of 10.80%, PIK Interest 1.35%	$18,017	17,711	17,711
	Specialty Pharmaceuticals	Senior Secured	August 2015	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$2,500	2,446	2,446

Total Cranford Pharmaceuticals, LLC					$20,517	20,157	20,157
Rockwell Medical, Inc.(14)(15)	Specialty Pharmaceuticals	Senior Secured	March 2017	Interest rate PRIME + 9.25% or Floor rate of 12.50%	$20,000	20,183	20,060

Subtotal: 1-5 Years Maturity						40,340	40,217

Subtotal: Specialty Pharmaceuticals (6.16%)*						40,340	40,217

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(11)(14)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$7,250	7,111	7,111

Subtotal: 1-5 Years Maturity						7,111	7,111

Subtotal: Surgical Devices (1.09%)*						7,111	7,111

Total Debt (122.20%)*						814,977	798,359

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity
Biotechnology Tools
NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$476

Subtotal: Biotechnology Tools (0.07%)*					500	476

Energy Technology
SCIEnergy, Inc.	Energy Technology	Equity	Preferred Series 1	385,000	761	29

Subtotal: Energy Technology (0.00%)*					761	29

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	192
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	3,201
Stoke, Inc.(15)	Communications & Networking	Equity	Preferred Series E	152,905	500	215

Subtotal: Communications & Networking (0.55%)*					1,602	3,608

Consumer & Business Products
Caivis Acquisition Corporation(15)	Consumer & Business Products	Equity	Common Stock	295,861	819	597
IPA Holdings, LLC	Consumer & Business Products	Equity	LLC Interest	500,000	500	830
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	500

Subtotal: Consumer & Business Products (0.30%)*					1,819	1,927

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	750

Subtotal: Diagnostic (0.11%)*					750	750

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)(15)	Drug Delivery	Equity	Common Stock	54,240	108	642
Merrion Pharmceuticals, Plc(3)(5)(10)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(15)	Drug Delivery	Equity	Preferred Series C	300,000	1,500	1,505
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Equity	Common Stock	41,570	500	129

Subtotal: Drug Delivery (0.35%)*					2,117	2,276

Drug Discovery & Development
Acceleron Pharma, Inc.(3)(15)	Drug Discovery & Development	Equity	Common Stock	262,786	1,505	9,030
Aveo Pharmaceuticals, Inc.(3)(10)(15)	Drug Discovery & Development	Equity	Common Stock	167,864	841	251
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	4,036
Inotek Pharmaceuticals Corporation	Drug Discovery & Development	Equity	Common Stock	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	848,591	3,213	4,122
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Common Stock	2,882	5	—
	Drug Discovery & Development	Equity	Preferred Series A	167,468	1,126	—

Total Paratek Pharmaceuticals, Inc.				170,350	1,131	—

Subtotal: Drug Discovery & Development (2.67%)*					9,190	17,439

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Information Services
Good Technologies, Inc. (pka Visto Corporation)(15)	Information Services	Equity	Common Stock	500,000	604	—

Subtotal: Information Services (0.00%)*					604	—

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	174	365
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	8,121	93	—
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	267
Trulia, Inc.(3)	Internet Consumer & Business Services	Equity	Common Stock	29,340	141	951

Subtotal: Internet Consumer & Business Services (0.25%)*					658	1,583

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)(3)	Media/Content/Info	Equity	Common Stock	97,060	1,000	1,358

Subtotal: Media/Content/Info (0.21%)*					1,000	1,358

Medical Devices & Equipment
Gelesis, Inc.(6)(15)	Medical Devices & Equipment	Equity	LLC Interest	2,024,092	925	492
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	288
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	440
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	145
	Medical Devices & Equipment	Equity	Preferred Series D	41,352,489	3,945	4,211

Total Optiscan Biomedical, Corp.				49,465,365	7,600	4,796

Subtotal: Medical Devices & Equipment (0.85%)*					9,775	5,576

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	$986	$1,953
	Software	Equity	Preferred Series D	635,513	508	1,151

Total Atrenta, Inc.				1,832,358	1,494	3,104
Box, Inc.(15)	Software	Equity	Preferred Series B	271,070	251	4,955
	Software	Equity	Preferred Series C	589,844	872	10,782
	Software	Equity	Preferred Series D	158,133	500	2,891
	Software	Equity	Preferred Series D-1	186,766	1,694	3,414
	Software	Equity	Preferred Series D-2	220,751	2,001	4,035
	Software	Equity	Preferred Series E	38,183	500	698

Total Box, Inc.				1,464,747	5,818	26,775
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	88
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	940
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	300

Subtotal: Software (4.78%)*					8,068	31,207

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Equity	Preferred Series B	219,298	250	78
	Surgical Devices	Equity	Preferred Series C	656,538	282	129
	Surgical Devices	Equity	Preferred Series D	1,621,553	580	804

Total Gynesonics, Inc.				2,497,389	1,112	1,011
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	315
	Surgical Devices	Equity	Preferred Series C	119,999	300	211
	Surgical Devices	Equity	Preferred Series D	260,000	650	923

Total Transmedics, Inc				468,960	2,050	1,449

Subtotal: Surgical Devices (0.38%)*					3,162	2,460

Total Equity (10.52%)*					40,756	68,689

Warrant

Biotechnology Tools
Labcyte, Inc.(15)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	129

Subtotal: Biotechnology Tools (0.02%)*					323	129

Energy Technology
Agrivida, Inc.(15)	Energy Technology	Warrant	Preferred Series C	77,447	$120	$285
Alphabet Energy, Inc.(15)	Energy Technology	Warrant	Preferred Series A	86,329	82	139
American Superconductor Corporation(3)	Energy Technology	Warrant	Common Stock	512,820	391	152
Brightsource Energy, Inc.(15)	Energy Technology	Warrant	Preferred Series 1	175,000	779	135
Calera, Inc.(15)	Energy Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(15)	Energy Technology	Warrant	Preferred Series B	437,500	308	498
Fluidic, Inc.	Energy Technology	Warrant	Preferred Series C	59,665	102	79
Fulcrum Bioenergy, Inc.	Energy Technology	Warrant	Preferred Series C-1	280,897	274	185
Glori Energy, Inc.(12)	Energy Technology	Warrant	Preferred Series C	145,932	165	54
GreatPoint Energy, Inc.(15)	Energy Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(15)	Energy Technology	Warrant	Preferred Series C	161,575	69	48
Propel Fuels(15)	Energy Technology	Warrant	Preferred Series C	3,200,000	211	141
SCIEnergy, Inc.	Energy Technology	Warrant	Common Stock	530,811	181	—
	Energy Technology	Warrant	Preferred Series 1	145,811	50	—

Total SCI Energy, Inc.				676,622	231	—
Scifiniti (pka Integrated Photovoltaics, Inc.)(15)	Energy Technology	Warrant	Preferred Series B	390,000	82	83
Solexel, Inc.(15)	Energy Technology	Warrant	Preferred Series C	1,171,625	1,162	553
Stion Corporation(6)	Energy Technology	Warrant	Preferred Series Seed	2,154	1,378	1,495
TAS Energy, Inc.	Energy Technology	Warrant	Preferred Series F	428,571	299	419
TPI Composites, Inc.	Energy Technology	Warrant	Preferred Series B	160	273	425
Trilliant, Inc.(15)	Energy Technology	Warrant	Preferred Series A	320,000	162	7

Subtotal: Energy Technology (0.71%)*					7,149	4,698

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Communications & Networking
Intelepeer, Inc.(15)	Communications & Networking	Warrant	Preferred Series C	117,958	101	94
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	174
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	46
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	330
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	109
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	418	559
Stoke, Inc.(15)	Communications & Networking	Warrant	Preferred Series C	158,536	53	1
	Communications & Networking	Warrant	Preferred Series D	118,181	65	1

Total Stoke, Inc.				276,717	118	2

Subtotal: Communications & Networking (0.20%)*					994	1,314

Consumer & Business Products
Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	708
IPA Holdings, LLC	Consumer & Business Products	Warrant	Common Stock	650,000	275	517
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	30

Subtotal: Consumer & Business Products (0.08%)*					529	1,255

Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprobe)(3)(15)	Diagnostic	Warrant	Common Stock	333,333	244	108

Subtotal: Diagnostic (0.02%)*					244	108

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)(15)	Drug Delivery	Warrant	Common Stock	176,730	786	983
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	—
BIND Therapeutics, Inc.(3)(15)	Drug Delivery	Warrant	Common Stock	71,359	366	141
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	97,493	227	210
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Preferred Series A	97,701	74	159
kaleo, Inc.	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,062
Neos Therapeutics, Inc.(15)	Drug Delivery	Warrant	Preferred Series C	60,000	113	113
Revance Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	53,511	557	477
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	61,452	87	2

Subtotal: Drug Delivery (0.48%)*					3,449	3,147

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Drug Discovery & Development
Acceleron Pharma, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	11,611	$39	$249
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	66,550	218	170
Anthera Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	4
Cempra, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	138,797	458	604
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	500
Cleveland BioLabs, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	156,250	105	31
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	202
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	44
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,408	231	46
uniQure B.V.(3)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	202

Subtotal: Drug Discovery & Development (0.31%)*					3,280	2,052

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	18
Identive Group, Inc.(3)	Electronics & Computer Hardware	Warrant	Common Stock	992,084	247	467

Subtotal: Electronics & Computer Hardware (0.07%)*					259	485

Healthcare Services, Other
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	33

Subtotal: Healthcare Services, Other (0.01%)*					94	33

Information Services
Cha Cha Search, Inc.(15)	Information Services	Warrant	Preferred Series G	48,232	59	10
InXpo, Inc.(15)	Information Services	Warrant	Preferred Series C	648,400	98	30
	Information Services	Warrant	Preferred Series C-1	582,015	49	27

Total InXpo, Inc.				1,230,415	147	57
Jab Wireless, Inc.(15)	Information Services	Warrant	Preferred Series A	266,567	265	282
RichRelevance, Inc.(15)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.16%)*					569	349

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series B	218,684	299	108
	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	183

Total Blurb, Inc.				452,964	935	291

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
CashStar, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	70
Gazelle, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series D	151,827	165	—
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,456	589	1,095
Prism Education Group, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	77	53
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	144
ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	250
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—
WaveMarket, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B-1	1,083,779	106	74

Subtotal: Internet Consumer & Business Services (0.30%)					2,963	1,977

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)(3)	Media/Content/Info	Warrant	Common Stock	73,345	60	500
Glam Media, Inc.(15)	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Rhapsody International Inc.(15)	Media/Content/Info	Warrant	Common Stock	715,755	384	385
Zoom Media and Marketing	Media/Content/Info	Warrant	Preferred Series A	1,204	348	285

Subtotal: Media/Content/Info (0.18%)*					1,274	1,170

Medical Devices & Equipment
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	882,353	$440	$319
Gelesis, Inc.(6)(15)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	5
Home Dialysis Plus	Medical Devices & Equipment	Warrant	Preferred Series A	300,000	245	313
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	168,351	242	221
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	339
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	693,202	401	82
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	243
NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	253
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	235
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	95,498	66	—
	Medical Devices & Equipment	Warrant	Preferred Series C-1	716,948	676	—

Total Oraya Therapeutics, Inc.				812,446	742	—
SonaCare Medical, LLC (pka US HIFUM LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	409,704	188	214
United Orthopedic Group, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	423,076	608	820
ViewRay, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series C	312,500	333	340

Subtotal: Medical Devices & Equipment (0.52%)*					5,610	3,384

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	189
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	102,958	14	14
SiTime Corporation(15)	Semiconductors	Warrant	Preferred Series G	195,683	23	7

Subtotal: Semiconductors (0.03%)*					197	210

Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	121	361
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
Central Desktop, Inc.(15)	Software	Warrant	Preferred Series B	522,769	108	289
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	1,038,563	329	523
	Software	Warrant	Preferred Series C	592,019	730	380

Total Clickfox, Inc.				1,630,582	1,059	903
Daegis Inc. (pka Unify Corporation)(3)(15)	Software	Warrant	Common Stock	718,860	1,434	99
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	116
Hillcrest Laboratories, Inc.(15)	Software	Warrant	Preferred Series E	1,865,650	55	153
Knowledge Adventure, Inc.(15)	Software	Warrant	Preferred Series E	550,781	15	15
Mobile Posse, Inc.(15)	Software	Warrant	Preferred Series C	396,430	129	118
Neos Geosolutions, Inc.(15)	Software	Warrant	Preferred Series 3	221,150	22	—
Sonian, Inc.(15)	Software	Warrant	Preferred Series C	185,949	106	83
SugarSync, Inc.(15)	Software	Warrant	Preferred Series CC	332,726	78	101
	Software	Warrant	Preferred Series DD	107,526	34	34

Total SugarSync, Inc.				440,252	112	135
Touchcommerce, Inc.(15)	Software	Warrant	Preferred Series E	992,595	252	187
White Sky, Inc.(15)	Software	Warrant	Preferred Series B-2	124,295	54	1
WildTangent, Inc.(15)	Software	Warrant	Preferred Series 3	100,000	238	61

Subtotal: Software (0.39%)*					3,934	2,521

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series	155,324	$307	$—

Subtotal: Specialty Pharmaceuticals (0.00%)*					307	—

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	75	29
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	406

Total Gynesonics, Inc.				1,756,445	395	435

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2014

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	7
	Surgical Devices	Warrant	Preferred Series D	175,000	100	340

Total Transmedics, Inc.				215,436	325	347

Subtotal: Surgical Devices (0.12%)*					720	782

Total Warrant (3.60%)*					31,895	23,614

Total Investments (136.32%)*					$887,628	$890,662

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $47.2 million, $45.8 million and $1.4 million respectively. The tax cost of investments is $885.7 million.
(3)	Except for warrants in twenty-four publicly traded companies and common stock in ten publicly traded companies, all investments are restricted at March 31, 2014 and were valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% of the voting securities of the company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at March 31, 2014, and is therefore considered non-income producing.
(9)	Denotes that all or a portion of the debt investment is convertible senior debt.
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Subsequent to March 31, 2014, this company completed a reverse merger. Note that the March 31, 2014 fair value does not reflect any potential impact of the conversion of our preferred shares to the new entity.
(13)	Denotes that all or a portion of the debt investment principal includes accumulated PIK, or paid-in-kind, interest and is net of repayments.
(14)	Denotes that all or a portion of the debt investment includes an exit fee receivable.
(15)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly-owned SBIC subsidiaries.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt
Biotechnology Tools
1-5 Years Maturity
Labcyte, Inc.(11)	Biotechnology Tools	Senior Secured	June 2016	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$4,270	$4,323	$4,289

Subtotal: 1-5 Years Maturity						4,323	4,289

Subtotal: Biotechnology Tools (0.66%)*						4,323	4,289

Energy Technology
Under 1 Year Maturity
American Superconductor Corporation(3)(11)	Energy Technology	Senior Secured	December 2014	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$4,615	4,991	4,991
Brightsource Energy, Inc.	Energy Technology	Senior Secured	January 2014	Interest rate Prime + 8.25% or Floor rate of 11.50%	$15,000	15,886	15,886
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	June 2014	Interest rate PRIME + 5.75% or Floor rate of 9.00%	$1,315	1,358	1,358

Subtotal: Under 1 Year Maturity						22,236	22,236

1-5 Years Maturity
Agrivida, Inc.	Energy Technology	Senior Secured	December 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$6,000	5,887	5,770
American Superconductor Corporation(3)(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$10,000	9,801	9,801
APTwater, Inc	Energy Technology	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%, PIK Interest 2.75%	$18,085	17,874	17,874
BioAmber, Inc.(5)(10)	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$25,000	25,298	25,798
Enphase Energy, Inc.(11)	Energy Technology	Senior Secured	August 2016	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$7,400	7,422	7,314
Fluidic, Inc.	Energy Technology	Senior Secured	March 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$5,000	4,922	4,922
Fulcrum Bioenergy, Inc.(11)	Energy Technology	Senior Secured	November 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$10,000	9,944	9,694
Glori Energy, Inc.(11)	Energy Technology	Senior Secured	June 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,333	5,457	5,414
Polyera Corporation	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$5,809	5,797	5,686
SCIEnergy, Inc.(4)	Energy Technology	Senior Secured	September 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$4,448	4,596	4,685
Scifiniti (pka Integrated Photovoltaics, Inc.)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.38% or Floor rate of 10.63%	$1,463	1,443	1,429
Stion Corporation.(4)(6)	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$4,571	4,005	4,096
TAS Energy, Inc.	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$15,000	15,277	15,421
	Energy Technology	Senior Secured	February 2015	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$4,503	4,374	4,338

Total TAS Energy, Inc.						19,651	19,760
TPI Composites, Inc.	Energy Technology	Senior Secured	June 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$15,000	14,888	14,889

Subtotal: 1-5 Years Maturity						136,985	137,131

Subtotal: Energy Technology (24.52%)*(13)						159,221	159,367

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Communications & Networking
1-5 Years Maturity
OpenPeak, Inc.(11)	Communications & Networking	Senior Secured	July 2015	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$10,029	$10,714	$10,814
Spring Mobile Solutions, Inc.	Communications & Networking	Senior Secured	November 2016	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$20,000	19,682	19,875

Subtotal: 1-5 Years Maturity						30,396	30,690

Subtotal: Communications & Networking (4.72%)*						30,396	30,690

Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$15,000	14,556	15,006
BIND Therapeutics, Inc.(3)	Drug Delivery	Senior Secured	September 2016	Interest rate Prime + 7.00% or Floor rate of 10.25%	$4,500	4,407	4,458
Celsion Corporation(3)	Drug Delivery	Senior Secured	June 2017	Interest rate Prime + 8.00% or Floor rate of 11.25%	$5,000	4,897	4,897
Dance Biopharm, Inc.	Drug Delivery	Senior Secured	August 2017	Interest rate PRIME + 7.4% or Floor rate of 10.65%	$1,000	974	974
Intelliject, Inc.(11)	Drug Delivery	Senior Secured	June 2016	Interest rate PRIME + 5.75% or Floor rate of 11.00%	$15,000	15,150	15,450
NuPathe, Inc.(3)	Drug Delivery	Senior Secured	May 2016	Interest rate Prime - 3.25% or Floor rate of 9.85%	$5,749	5,629	5,744
Revance Therapeutics, Inc.	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$9,798	10,032	9,943
	Drug Delivery	Senior Secured	March 2015	Interest rate PRIME + 6.60% or Floor rate of 9.85%	$980	1,011	994
Total Revance Therapeutics, Inc.						11,043	10,937

Subtotal: 1-5 Years Maturity						56,655	57,466

Subtotal: Drug Delivery (8.84%)*						56,655	57,466

Drug Discovery & Development
1-5 Years Maturity
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Senior Secured	April 2016	Interest rate Prime + 2.75% or Floor rate of 8.50%	$5,000	4,956	4,892
Anacor Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	July 2017	Interst rate PRIME + 6.40% or Floor rate of 11.65%	$30,000	29,083	29,810
Aveo Pharmaceuticals, Inc.(3)(10)(11)	Drug Discovery & Development	Senior Secured	September 2015	Interest rate PRIME + 7.15% or Floor rate of 11.90%	$19,396	19,396	19,590
Cell Therapeutics, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate Prime + 9.00% or Floor rate of 12.25%	$15,000	14,750	15,200
Cempra, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	June 2017	Interest rate PRIME + 6.30% or Floor rate of 9.55%	$15,000	14,795	14,550
Cleveland BioLabs, Inc.(3)	Drug Discovery & Development	Senior Secured	January 2017	Interest rate PRIME + 6.20% or Floor rate of 10.45%	$6,000	5,909	5,909
Concert Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Senior Secured	October 2015	Interest rate PRIME + 3.25% or Floor rate of 8.50%	$15,091	14,933	14,649
Coronado Biosciences, Inc.(3)(11)	Drug Discovery & Development	Senior Secured	March 2016	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$13,654	13,720	13,449
Dicerna Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	January 2015	Interest rate PRIME + 4.40% or Floor rate of 10.15%	$5,026	4,991	4,981
Insmed, Incorporated(11)	Drug Discovery & Development	Senior Secured	January 2016	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$20,000	19,708	19,535
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Senior Secured	November 2016	Interest rate PRIME + 5.30% or Floor rate of 10.55%	$40,000	40,314	39,455
Neuralstem, Inc.(3)	Drug Discovery & Development	Senior Secured	June 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$8,000	7,874	8,035

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Senior Secured	N/A	Interest rate Fixed 10.00%	$36	$36	$—
	Drug Discovery & Development	Senior Secured	N/A	Interest rate Fixed 10.00%	$45	45	—
	Drug Discovery & Development	Senior Secured	N/A	N/A	$28	28	—

Total Paratek Pharmaceuticals, Inc.					$109	109	—
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	October 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$10,000	9,695	9,818

Subtotal: 1-5 Years Maturity						200,232	199,872

Subtotal: Drug Discovery & Development (30.75%)*						200,232	199,872

Electronics & Computer Hardware
1-5 Years Maturity
Clustrix, Inc.	Electronics & Computer Hardware	Senior Secured	December 2015	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$524	526	526
Identive Group, Inc.(3)(11)	Electronics & Computer Hardware	Senior Secured	November 2015	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,938	5,696	5,755
OCZ Technology Group, Inc.	Electronics & Computer Hardware	Senior Secured	April 2016	Interest rate Prime + 8.75% or Floor rate of 12.50%, PIK Interest 3.00%	$1,221	1,221	1,221
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Senior Secured	October 2016	Interest rate Prime + 12.75% or Floor rate of 16.00%, PIK Interest 4.00%	$2,046	1,958	1,458

Subtotal: 1-5 Years Maturity						9,400	8,959

Subtotal: Electronics & Computer Hardware (1.38%)*						9,400	8,959

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC	Healthcare Services, Other	Senior Secured	December 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$3,000	2,979	2,979
MDEverywhere, Inc.	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 9.50% or Floor rate of 10.75%	$2,000	1,875	1,907
Orion Healthcorp, Inc.	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 10.50% or Floor rate of 12.00%, PIK Interest 3.00%	$6,591	6,467	6,413
	Healthcare Services, Other	Senior Secured	June 2017	Interest rate LIBOR + 9.50% or Floor rate of 11.00%	$9,000	8,838	8,445
	Healthcare Services, Other	Senior Secured	June 2016	Interest rate LIBOR + 8.25% or Floor rate of 9.50%	$500	465	461

Total Orion Healthcorp, Inc.					$16,091	15,769	15,318
Pacific Child & Family Associates, LLC	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 9.00% or Floor rate of 11.50%	$1,946	2,017	1,988
	Healthcare Services, Other	Senior Secured	January 2015	Interest rate LIBOR + 11.00% or Floor rate of 14.00%, PIK interest 3.75%	$6,836	6,867	6,833

Total Pacific Child & Family Associates, LLC					$8,782	8,884	8,822

Subtotal: 1-5 Years Maturity						29,508	29,025

Subtotal: Healthcare Services, Other (4.47%)*						29,508	29,025

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Information Services
1-5 Years Maturity
Eccentex Corporation(11)	Information Services	Senior Secured	May 2015	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$657	$658	$185
InXpo, Inc.	Information Services	Senior Secured	April 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,550	2,489	2,384
Jab Wireless, Inc.	Information Services	Senior Secured	November 2017	Interest rate Libor + 6.75% or Floor rate of 8.00%	$30,000	29,822	29,822
	Information Services	Senior Secured	November 2017	Interest rate Prime + 6.75% or Floor rate of 8.00%	$2,000	1,996	1,996

Total Jab Wireless, Inc.					$32,000	31,818	31,818
Womensforum.com(11)	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 7.50% or Floor rate of 10.25%, PIK Interest 2.00%	$4,607	4,536	4,127
	Information Services	Senior Secured	October 2016	Interest rate LIBOR + 6.50% or Floor rate of 9.25%	$6,900	6,793	6,470
	Information Services	Senior Secured	April 2015	Interest rate LIBOR + 6.50% or Floor rate of 9.00%	$1,250	1,227	1,156

Total Womensforum.com					$12,757	12,556	11,754

Subtotal: 1-5 Years Maturity						47,521	46,140

Subtotal: Information Services (7.10%)*						47,521	46,140

Internet Consumer & Business Services
Under 1 Year Maturity
Gazelle, Inc.	Internet Consumer & Business Services	Senior Secured	October 2014	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$2,137	2,115	2,115
Tectura Corporation(8)	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$6,468	6,467	3,566
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 8.00% or Floor rate of 11.00%, PIK Interest 1.00%	$10,777	10,777	5,943
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$563	563	310
	Internet Consumer & Business Services	Senior Secured	May 2014	Interest rate LIBOR + 10.00% or Floor rate of 13.00%	$5,000	5,000	2,757

Total Tectura Corporation					$22,807	22,806	12,576

Subtotal: Under 1 Year Maturity						24,921	14,691

1-5 Years Maturity
Blurb, Inc.	Internet Consumer & Business Services	Senior Secured	December 2015	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$6,351	6,216	6,054
CashStar, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate Prime + 6.25% or Floor rate 10.50%, PIK Interest 1.00%	$4,018	3,944	3,916
Education Dynamics, LLC	Internet Consumer & Business Services	Senior Secured	March 2016	Interest rate Libor + 12.5% or Floor rate 12.50%, PIK Interest 1.5%	$24,685	24,284	23,582
Gazelle, Inc.	Internet Consumer & Business Services	Senior Secured	April 2016	Interest rate Prime + 7.00% or Floor rate of 10.25%, PIK Interest 2.50%	$12,365	12,283	12,128
Just Fabulous, Inc.	Internet Consumer & Business Services	Senior Secured	February 2017	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,000	4,842	4,842

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
NetPlenish(8)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate FIXED 10.00%	$383	$375	$—
	Internet Consumer & Business Services	Senior Secured	April 2015	Interest rate FIXED 10.00%	$97	97	—

Total NetPlenish					$480	472	—
Reply! Inc.(11)	Internet Consumer & Business Services	Senior Secured	February 2016	Interest rate PRIME + 7.25% or Floor rate of 10.50%, PIK Interest 2.00%	$3,031	3,051	3,034
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 6.88% or Floor rate of 10.13%, PIK Interest 2.00%	$9,169	9,086	9,169
	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 7.25% or Floor rate of 11.00%, PIK Interest 2.00%	$2,020	2,044	2,070

Total Reply! Inc.					$14,220	14,181	14,273
ShareThis, Inc.	Internet Consumer & Business Services	Senior Secured	June 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$14,578	14,160	14,160
VaultLogix, LLC	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate LIBOR + 7.00% or Floor rate of 8.50%	$7,897	7,927	7,525
	Internet Consumer & Business Services	Senior Secured	September 2016	Interest rate LIBOR + 8.50% or Floor rate of 10.00%, PIK interest 2.50%	$7,949	7,898	7,397

Total VaultLogix, LLC					$15,847	15,826	14,923
WaveMarket, Inc.(11)	Internet Consumer & Business Services	Senior Secured	September 2015	Interest rate Prime + 5.75% or Floor rate of 9.50%	$10,000	9,940	9,665

Subtotal: 1-5 Years Maturity						106,148	103,545

Subtotal: Internet Consumer & Business Services (18.19%)*						131,069	118,236

Media/Content/Info
Under 1 Year Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	December 2014	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$4,000	3,858	3,858

Subtotal: Under 1 Year Maturity						3,858	3,858

1-5 Years Maturity
Zoom Media Group, Inc.	Media/Content/Info	Senior Secured	December 2015	Interest rate PRIME + 7.25% and PIK + 3.75% or Floor rate of 10.50%	$4,288	4,122	4,071

Subtotal: 1-5 Years Maturity						4,122	4,071

Subtotal: Media/Content/Info (1.22%)*						7,981	7,929

Medical Devices & Equipment
Under 1 Year Maturity
Oraya Therapeutics, Inc.(9)(11)	Medical Devices & Equipment	Senior Secured	December 2014	Interest rate Fixed 7.00%	$500	500	500

Subtotal: Under 1 Year Maturity						500	500

1-5 Years Maturity
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 12.5%	$7,500	7,222	7,222
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Senior Secured	April 2017	Interest rate PRIME + 6.35% or Floor rate of 9.60%	$10,000	9,732	9,732
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Senior Secured	February 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$10,000	9,696	9,696
Medrobotics Corporation	Medical Devices & Equipment	Senior Secured	March 2016	Interest rate PRIME + 7.85% or Floor rate of 11.10%	$4,561	4,489	4,454

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
NetBio, Inc.	Medical Devices & Equipment	Senior Secured	August 2017	Interest rate PRIME + 5.00% or Floor rate of 11.00%	$5,000	$4,788	$4,788
NinePoint Medical, Inc.	Medical Devices & Equipment	Senior Secured	January 2016	Interest rate PRIME + 5.85% or Floor rate of 9.10%	$5,946	5,911	5,794
Oraya Therapeutics, Inc.(9)(11)	Medical Devices & Equipment	Senior Secured	September 2015	Interest rate PRIME + 5.50% or Floor rate of 10.25%	$7,064	6,980	7,162
SonaCare Medical, LLC (pka US HIFU, LLC)(11)	Medical Devices & Equipment	Senior Secured	April 2016	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,667	5,754	5,818
United Orthopedic Group, Inc.	Medical Devices & Equipment	Senior Secured	July 2016	Interest rate PRIME + 8.60% or Floor rate of 11.85%	$25,000	24,647	25,166
ViewRay, Inc.	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%, PIK Interest 1.50%	$15,000	14,489	14,489

Subtotal: 1-5 Years Maturity						93,707	94,320

Subtotal: Medical Devices & Equipment (14.59%)*						94,206	94,819

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation	Semiconductors	Senior Secured	January 2015	Interest rate PRIME + 10.60% or Floor rate of 13.85%	$1,032	1,023	1,006
SiTime Corporation	Semiconductors	Senior Secured	September 2016	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$3,500	3,473	3,473

Subtotal: 1-5 Years Maturity						4,495	4,479

Subtotal: Semiconductors (0.69%)*						4,495	4,479

Software
Under 1 Year Maturity
Clickfox, Inc.	Software	Senior Secured	September 2014	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$2,000	1,979	1,979
StartApp, Inc.	Software	Senior Secured	December 2014	Interest rate PRIME + 2.75% or Floor rate of 6.00%	$200	191	191
Touchcommerce, Inc.	Software	Senior Secured	December 2014	Interest rate Prime + 2.25% or Floor rate of 6.50%	$3,111	3,071	2,970

Subtotal: Under 1 Year Maturity						5,241	5,140

1-5 Years Maturity
Clickfox, Inc.	Software	Senior Secured	November 2015	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$5,842	5,530	5,530
Hillcrest Laboratories, Inc.	Software	Senior Secured	July 2015	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$2,660	2,630	2,604
Mobile Posse, Inc.	Software	Senior Secured	December 2016	Interest rate PRIME + 7.50% or Floor rate of 10.75%	$4,000	3,876	3,879
Neos Geosolutions, Inc.	Software	Senior Secured	May 2016	Interest rate Prime + 5.75% or Floor rate of 10.50%	$3,771	3,808	3,705
Sonian, Inc.	Software	Senior Secured	July 2017	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$5,500	5,332	5,332
StartApp, Inc.	Software	Senior Secured	March 2017	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$2,500	2,507	2,498
Touchcommerce, Inc.	Software	Senior Secured	June 2017	Interest rate Prime + 6.00% or Floor rate of 10.25%	$5,000	4,688	4,767

Subtotal: 1-5 Years Maturity						28,372	28,315

Subtotal: Software (5.15%)*						33,613	33,455

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Specialty Pharmaceuticals
1-5 Years Maturity
Rockwell Medical, Inc.	Specialty Pharmaceuticals	Senior Secured	March 2017	Interest rate PRIME + 9.25% or Floor rate of 12.50%	$20,000	$20,055	$20,055

Subtotal: 1-5 Years Maturity						20,055	20,055

Subtotal: Specialty Pharmaceuticals (3.09%)*						20,055	20,055

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(11)	Surgical Devices	Senior Secured	November 2015	Interest rate FIXED 12.95%	$7,250	7,207	7,207

Subtotal: 1-5 Years Maturity						7,207	7,207

Subtotal: Surgical Devices (1.11%)*						7,207	7,207

Total Debt (126.46%)*						835,882	821,988

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity
Biotechnology Tools
NuGEN Technologies, Inc.	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$687

Subtotal: Biotechnology Tools (0.11%)*					500	687

Communications & Networking
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	102	157
Peerless Network, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	3,621
Stoke, Inc.	Communications & Networking	Equity	Preferred Series E	152,905	500	224

Subtotal: Communications & Networking (0.62%)*					1,602	4,002

Consumer & Business Products
Caivis Acquisition Corporation	Consumer & Business Products	Equity	Common Stock	295,861	819	598
IPA Holdings, LLC	Consumer & Business Products	Equity	LLC Interest	500,000	500	676
Market Force Information, Inc.	Consumer & Business Products	Equity	Preferred Series B	187,970	500	285

Subtotal: Consumer & Business Products (0.24%)*					1,819	1,559

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	750

Subtotal: Diagnostic (0.12%)*					750	750

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Equity	Common Stock	89,243	178	1,009
Merrion Pharmaceuticals, Plc(3)(5)(10)	Drug Delivery	Equity	Common Stock	20,000	9	—
NuPathe, Inc.(3)	Drug Delivery	Equity	Common Stock	50,000	146	164
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Equity	Common Stock	41,570	500	140

Subtotal: Drug Delivery (0.20%)*					833	1,313

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	256,410	1,505	9,286
Aveo Pharmaceuticals, Inc.(3)(10)	Drug Discovery & Development	Equity	Common Stock	167,864	842	307
Dicerna Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Equity	Preferred Series B	20,107	503	228
	Drug Discovery & Development	Equity	Preferred Series C	142,858	1,000	1,055

Total Dicerna Pharmaceuticals, Inc.				162,965	1,503	1,283
Inotek Pharmaceuticals Corporation	Drug Discovery & Development	Equity	Common Stock	15,334	1,500	—
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	546,448	2,000	2,912
Paratek Pharmaceuticals, Inc.	Drug Discovery & Development	Equity	Common Stock	85,450	5	—
	Drug Discovery & Development	Equity	Preferred Series H	244,158	1,000	—

Total Paratek Pharmaceuticals, Inc.				329,608	1,005	—

Subtotal: Drug Discovery & Development (2.12%)*					8,355	13,788

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Information Services
Buzznet, Inc.	Information Services	Equity	Preferred Series C	263,158	$250	$—
Good Technologies, Inc. (pka Visto Corporation)	Information Services	Equity	Common Stock	500,000	603	—

Subtotal: Information Services (0.00%)*					853	—

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	444
Philotic, Inc.	Internet Consumer & Business Services	Equity	Common Stock	8,121	92
Progress Financial	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	280
Trulia, Inc.(3)	Internet Consumer & Business Services	Equity	Common Stock	29,340	141	1,035

Subtotal: Internet Consumer & Business Services (0.27%)*					658	1,759

Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Equity	Preferred Series D	145,590	1,000	425

Subtotal: Media/Content/Info (0.07%)*					1,000	425

Medical Devices & Equipment
Gelesis, Inc.(6)	Medical Devices & Equipment	Equity	LLC Interest	2,024,092	925	466
Medrobotics Corporation	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	269
Novasys Medical, Inc.	Medical Devices & Equipment	Equity	Preferred Series D-1	4,118,444	1,000	—
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	411
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	135
	Medical Devices & Equipment	Equity	Preferred Series D	41,352,489	3,945	4,006

Total Optiscan Biomedical, Corp.				49,465,365	7,600	4,552

Subtotal: Medical Devices & Equipment (0.81%)*					9,775	5,287

Software
Atrenta, Inc.	Software	Equity	Preferred Series C	1,196,845	986	1,607
	Software	Equity	Preferred Series D	635,513	508	1,088

Total Atrenta, Inc.				1,832,358	1,494	2,695
Box, Inc.	Software	Equity	Preferred Series C	390,625	500	7,031
	Software	Equity	Preferred Series D	158,133	500	2,846
	Software	Equity	Preferred Series D-1	124,511	1,000	2,241
	Software	Equity	Preferred Series D-2	220,751	2,001	3,974
	Software	Equity	Preferred Series E	38,183	500	687

Total Box, Inc.				932,203	4,501	16,779
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	94
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	849
HighRoads, Inc.	Software	Equity	Preferred Series B	190,170	307	337

Subtotal: Software (3.19%)*					6,751	20,754

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	$750	$—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.	Surgical Devices	Equity	Preferred Series B	219,298	250	73
	Surgical Devices	Equity	Preferred Series C	656,538	282	123
	Surgical Devices	Equity	Preferred Series D	1,621,553	580	749

Total Gynesonics, Inc.				2,497,389	1,112	945
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	303
	Surgical Devices	Equity	Preferred Series C	119,999	300	212
	Surgical Devices	Equity	Preferred Series D	260,000	650	886

Total Transmedics, Inc.				468,960	2,050	1,401

Subtotal: Surgical Devices (0.36%)*					3,162	2,346

Total Equity (8.10%)*					36,808	52,670

Warrant

Biotechnology Tools
Labcyte, Inc.	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	65
NuGEN Technologies, Inc.	Biotechnology Tools	Warrant	Preferred Series B	234,659	78	234

Subtotal: Biotechnology Tools (0.05%)*					401	299

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Energy Technology
Agrivida, Inc.	Energy Technology	Warrant	Preferred Series C	77,447	120	243
Alphabet Energy, Inc.	Energy Technology	Warrant	Preferred Series A	86,329	82	176
American Superconductor Corporation(3)	Energy Technology	Warrant	Common Stock	512,820	391	175
Brightsource Energy, Inc.	Energy Technology	Warrant	Preferred Series 1	175,000	780	214
Calera, Inc.	Energy Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.	Energy Technology	Warrant	Preferred Series B	437,500	308	475
Fluidic, Inc.	Energy Technology	Warrant	Preferred Series C	59,665	102	138
Fulcrum Bioenergy, Inc.	Energy Technology	Warrant	Preferred Series C-1	280,897	275	210
Glori Energy, Inc.	Energy Technology	Warrant	Preferred Series C	145,932	165	50
GreatPoint Energy, Inc.	Energy Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation	Energy Technology	Warrant	Preferred Series C	161,575	69	44
Propel Fuels	Energy Technology	Warrant	Preferred Series C	3,200,000	211	233
SCIEnergy, Inc.	Energy Technology	Warrant	Preferred Series D	1,061,623	360	2
Scifiniti (pka Integrated Photovoltaics, Inc.)	Energy Technology	Warrant	Preferred Series B	390,000	82	68
Solexel, Inc.	Energy Technology	Warrant	Preferred Series C	1,171,625	1,162	278
Stion Corporation(6)	Energy Technology	Warrant	Preferred Series Seed	2,154	1,378	1,627
TAS Energy, Inc.	Energy Technology	Warrant	Preferred Series F	428,571	299	756
TPI Composites, Inc.	Energy Technology	Warrant	Preferred Series B	120	172	376
Trilliant, Inc.	Energy Technology	Warrant	Preferred Series A	320,000	162	34

Subtotal: Energy Technology (0.78%)*(13)					7,179	5,099

Communications & Networking
Intelepeer, Inc.	Communications & Networking	Warrant	Preferred Series C	117,958	$102	$112
OpenPeak, Inc.	Communications & Networking	Warrant	Preferred Series 2	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	41
Peerless Network, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	368
Ping Identity Corporation	Communications & Networking	Warrant	Preferred Series B	1,136,277	52	98
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Preferred Series D	2,834,375	417	661
Stoke, Inc.	Communications & Networking	Warrant	Preferred Series C	158,536	53	5
	Communications & Networking	Warrant	Preferred Series D	72,727	65	2

Total Stoke, Inc.				231,263	118	7

Subtotal: Communications & Networking (0.20%)*					994	1,287

Consumer & Business Products
Intelligent Beauty, Inc.	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	1,027
IPA Holdings, LLC	Consumer & Business Products	Warrant	Common Stock	650,000	275	408
Market Force Information, Inc.	Consumer & Business Products	Warrant	Preferred Series A	99,286	24	1

Subtotal: Consumer & Business Products (0.22%)*					529	1,436

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Diagnostic
Navidea Biopharmaceuticals, Inc. (pka Neoprode)(3)	Diagnostic	Warrant	Common Stock	333,333	244	152

Subtotal: Diagnostic (0.02%)*					244	152

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(10)	Drug Delivery	Warrant	Common Stock	176,730	786	961
Alexza Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	37,639	645	1
BIND Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	71,359	367	294
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	97,493	227	249
Dance Biopharm, Inc.	Drug Delivery	Warrant	Preferred Series A	97,701	74	154
Intelliject, Inc.	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,115
NuPathe, Inc.(3)	Drug Delivery	Warrant	Common Stock	106,631	139	136
Revance Therapeutics, Inc.(12)	Drug Delivery	Warrant	Preferred Series E-5	802,675	557	330
Transcept Pharmaceuticals, Inc.(3)	Drug Delivery	Warrant	Common Stock	61,452	87	3

Subtotal: Drug Delivery (0.50%)*					3,476	3,243

Drug Discovery & Development
Acceleron Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	11,611	39	294
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	31,750	129	73
Anthera Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	9
Cell Therapeutics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	679,040	405	601
Cempra, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	138,797	458	728
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	$490	$500
Cleveland BioLabs, Inc(3)	Drug Discovery & Development	Warrant	Common Stock	156,250	105	66
Concert Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Warrant	Preferred Series C	400,000	367	577
Coronado Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	41
Dicerna Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
	Drug Discovery & Development	Warrant	Preferred Series A	21,000	237	38
	Drug Discovery & Development	Warrant	Preferred Series B	26,400	310	48

Total Dicerna Pharmaceuticals, Inc.				47,600	575	86
Horizon Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,408	231	5
Merrimack Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	302,143	155	488
Neuralstem, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	648,798	295	1,045
Portola Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	68,702	153	683
uniQure B.V.(5)(10)(12)	Drug Discovery & Development	Warrant	Preferred Series A	185,873	218	313

Subtotal: Drug Discovery & Development (0.85%)*					4,746	5,509

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	16
Identive Group, Inc.(3)	Electronics & Computer Hardware	Warrant	Common Stock	992,084	247	136
Plures Technologies, Inc.(3)	Electronics & Computer Hardware	Warrant	Preferred Series A	552,467	124	100

Subtotal: Electronics & Computer Hardware (0.04%)*					383	252

Healthcare Services, Other
MDEverywhere, Inc.	Healthcare Services, Other	Warrant	Common Stock	129	94	55

Subtotal: Healthcare Services, Other (0.01%)*					94	55

Information Services
Buzznet, Inc.	Information Services	Warrant	Preferred Series B	19,962	9	—
Cha Cha Search, Inc.	Information Services	Warrant	Preferred Series G	48,232	57	10
InXpo, Inc.	Information Services	Warrant	Preferred Series C	648,400	98	45
	Information Services	Warrant	Preferred Series C-1	582,015	49	40

Total InXpo, Inc.				1,230,415	147	85
Jab Wireless, Inc.	Information Services	Warrant	Preferred Series A	266,567	265	330
RichRelevance, Inc.	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*					576	425

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	218,684	299	169
	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	248

Total Blurb, Inc.				452,964	935	417
CashStar, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C-2	454,545	$102	$47
Gazelle, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	151,827	165	62
Invoke Solutions, Inc.	Internet Consumer & Business Services	Warrant	Common Stock	53,084	39	—
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,456	589	1,057
Prism Education Group, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43
Progress Financial	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	76
Reply! Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	137,225	320	93
ShareThis, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	546	241
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—
WaveMarket, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B-1	1,083,779	105	85

Subtotal: Internet Consumer & Business Services (0.32%)*					2,973	2,078

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Media/Content/Info
Everyday Health, Inc. (pka Waterfront Media, Inc.)	Media/Content/Info	Warrant	Preferred Series C	110,018	60	50
Glam Media, Inc.	Media/Content/Info	Warrant	Preferred Series D	407,457	482	—
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	275

Subtotal: Media/Content/Info (0.05%)*					890	325

Medical Devices & Equipment
Baxano Surgical, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	882,353	439	344
Gelesis, Inc.(6)	Medical Devices & Equipment	Warrant	LLC Interest	263,688	78	7
Home Dialysis Plus, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	300,000	245	297
InspireMD, Inc.(3)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	168,351	242	167
Medrobotics Corporation	Medical Devices & Equipment	Warrant	Preferred Series D	424,008	343	184
	Medical Devices & Equipment	Warrant	Preferred Series E	34,199	27	23

Total Medrobotics Corporation				458,207	370	207
MELA Sciences, Inc.(3)	Medical Devices & Equipment	Warrant	Common Stock	693,202	401	94
NetBio, Inc.	Medical Devices & Equipment	Warrant	Common Stock	2,568	408	398
NinePoint Medical, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	288
Novasys Medical, Inc.	Medical Devices & Equipment	Warrant	Common Stock	109,449	2	—
	Medical Devices & Equipment	Warrant	Preferred Series D	526,840	125	—
	Medical Devices & Equipment	Warrant	Preferred Series D-1	53,607	6	—

Total Novasys Medical, Inc.				689,896	133	—
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	$1,252	$232
Oraya Therapeutics, Inc.	Medical Devices & Equipment	Warrant	Common Stock	95,498	66	23
	Medical Devices & Equipment	Warrant	Preferred Series C	716,948	677	134

Total Oraya Therapeutics, Inc.				812,446	743	157
SonaCare Medical, LLC (pka US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	409,704	188	201
United Orthopedic Group, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	423,076	608	785
ViewRay, Inc.	Medical Devices & Equipment	Warrant	Preferred Series C	312,500	333	331

Subtotal: Medical Devices & Equipment (0.54%)*					5,610	3,508

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	194
SiTime Corporation	Semiconductors	Warrant	Preferred Series G	195,683	24	12

Subtotal: Semiconductors (0.03%)*					184	206

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Software
Atrenta, Inc.	Software	Warrant	Preferred Series D	392,670	121	330
Box, Inc.	Software	Warrant	Preferred Series B	271,070	72	4,701
	Software	Warrant	Preferred Series C	199,219	117	3,331
	Software	Warrant	Preferred Series D-1	62,255	194	625

Total Box, Inc.				532,544	383	8,657
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	187	—
Central Desktop, Inc.	Software	Warrant	Preferred Series B	522,769	108	187
Clickfox, Inc.	Software	Warrant	Preferred Series B	1,038,563	330	495
	Software	Warrant	Preferred Series C	592,019	730	363

Total Clickfox, Inc.				1,630,582	1,060	858
Daegis Inc. (pka Unify Corporation)(3)	Software	Warrant	Common Stock	718,860	1,433	83
ForeScout Technologies, Inc.	Software	Warrant	Preferred Series E	80,587	41	82
Hillcrest Laboratories, Inc.	Software	Warrant	Preferred Series E	1,865,650	55	139
Mobile Posse, Inc.	Software	Warrant	Preferred Series C	396,430	130	129
Neos Geosolutions, Inc.	Software	Warrant	Preferred Series 3	221,150	22	—
Sonian, Inc.	Software	Warrant	Preferred Series C	185,949	106	105
SugarSync, Inc.	Software	Warrant	Preferred Series CC	332,726	78	48
	Software	Warrant	Preferred Series DD	107,526	34	16

Total Sugarsync, Inc.				440,252	112	64
Touchcommerce, Inc.	Software	Warrant	Preferred Series E	992,595	251	248
White Sky, Inc.	Software	Warrant	Preferred Series B-2	124,295	54	4
WildTangent, Inc.	Software	Warrant	Preferred Series 3	100,000	238	123

Subtotal: Software (1.69%)*					4,301	11,009

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	307	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					307	—

Surgical Devices
Gynesonics, Inc.	Surgical Devices	Warrant	Preferred Series C	180,480	$74	$27
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	383

Total Gynesonics, Inc.				1,756,445	394	410
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	9
	Surgical Devices	Warrant	Preferred Series D	175,000	100	335

Total Transmedics, Inc.				215,436	325	344

Subtotal: Surgical Devices (0.12%)*					719	754

Total Warrants (5.48%)*					33,606	35,637

Total Investments (140.04%)*					$906,297	$910,295

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $48.8 million, $44.5 million and $4.3 million respectively. The tax cost of investments is $906.2 million
(3)	Except for warrants in twenty-five publicly traded companies and common stock in nine publicly traded companies, all investments are restricted at December 31, 2013 and were valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2013

(dollars in thousands)

(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% of the voting securities of the company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2013, and is therefore considered non-income producing.
(9)	Convertible Senior Debt
(10)	Indicates assets that the Company deems not “qualifying assets” under section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Subsequent to December 31, 2013, this company completed an initial public offering. Note that the December 31, 2013 fair value does not reflect any potential impact of the conversion of our preferred shares to common shares which may include reverse split associated with the offering.
(13)	In our quarterly and annual reports filed with the Commission prior to the Annual Report on Form 10-K for the year ended December 31, 2013, we referred to this industry sector as “Clean Tech.”

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to venture capital-backed companies in technology-related markets, including technology, biotechnology, life science, and energy and renewables technology industries at all stages of development. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY and McLean, VA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not yet applied for such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements.)

HT II and HT III hold approximately $143.7 million and $290.0 million in assets, respectively, and they accounted for approximately 9.5% and 19.3% of our total assets, respectively, prior to consolidation at March 31, 2014.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status.

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIE. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2013. The year-end consolidated statement of assets and liabilities data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs ongoing reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the only VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the Asset-Backed Notes (See Note 4).

Valuation of Investments

At March 31, 2014, 76.8% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification topic 820 Fair Value Measurements and Disclosures (“ASC 820”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments on a quarterly basis. The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Valuation Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate;

(4) the Board of Directors, upon the recommendation of the Valuation Committee, discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

In accordance with ASU 2011-04, the following tables provide quantitative information about the Company’s Level 3 fair value measurements of the Company’s investments as of March 31, 2014 (unaudited) and December 31, 2013. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

Investment Type—Level Three Debt Investments	Fair Value at March 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average(b)
	(in thousands)
Pharmaceuticals—Debt	89,267	Originated Within 6 Months	Origination Yield	9.79% - 16.97%	13.28%
	168,016	Market Comparable Companies	Hypothetical Market Yield	12.70% - 16.97%	14.68%
			Premium/(Discount)	(1.00%) - 0.50%
Medical Devices—Debt	37,326	Originated Within 6 Months	Origination Yield	13.69% - 17.37%	15.22%
	35,362	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	14.52% - 17.37% (1.00%) - 0.50%	15.01%
	4,543	Liquidation	Probability weighting of alternative outcomes	30% - 70%
Technology—Debt	32,946	Originated Within 6 Months	Origination Yield	3.90% - 15.95%	14.17%
	83,091	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	12.89% - 19.70% 0.00% - 1.00%	14.58%
	13,933	Liquidation	Probability weighting of alternative outcomes	0.00% - 100.00%
Energy Technology—Debt	52,314	Originated Within 6 Months	Origination Yield	10.81% - 17.29%	13.05%
	102,936	Market Comparable Companies	Hypothetical Market Yield	12.80% - 14.39%	14.83%
			Premium/(Discount)	(0.50%) - 1.00%
Lower Middle Market—Debt	19,383	Originated Within 6 Months	Origination Yield	11.84%	11.84%
	73,973	Market Comparable Companies	Adjusted SMi Leveraged Loan Indices	10.46% - 16.83%	14.19%
			Premium/(Discount)	0.00% - 1.00%
	7,380	Liquidation	Probability weighting of alternative outcomes	50.00%

		Debt Investments Where Fair Value Approximates Cost
	54,203	Imminent Payoffs
	23,686	Debt Investments Maturing in Less than One Year

	$798,359	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology Industry in the Schedule of Investments.

(b)	The weighted averages are calculated based on the fair market value of each investment.

Investment Type—Level Three Debt Investments	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input (a)	Range	Weighted Average (c)
	(in thousands)
Pharmaceuticals—Debt	25,811	Originated Within 6 Months	Origination Yield	12.56% - 14.53%	13.36%
	250,607	Market Comparable Companies	Hypothetical Market Yield	13.83% - 15.47%	14.13%
			Premium/(Discount)	(1.00%) - 0.00%
Medical Devices—Debt	46,900	Originated Within 6 Months	Origination Yield	13.54% - 17.37%	14.87%
	34,723	Market Comparable Companies	Hypothetical Market Yield	14.32% - 17.37%	15.23%
			Premium/(Discount)	(1.00%) - 1.00%
Technology—Debt	18,796	Originated Within 6 Months	Origination Yield	10.62% - 15.97%	14.26%
	98,290	Market Comparable Companies	Hypothetical Market Yield	14.72% - 21.08%	15.48%
			Premium/(Discount)	0.00% - 1.00%
	1,643	Liquidation	Probability weighting of alternative outcomes	30.00% - 70.00%
Energy Technology—Debt	32,597	Originated Within 6 Months	Origination Yield	14.68% - 15.87%	15.17%
	108,238	Market Comparable Companies	Hypothetical Market Yield	15.37%	15.37%
			Premium/(Discount)	(0.50%) - 1.50%
Lower Middle Market—Debt	121,347	Market Comparable Companies	Hypothetical Market Yield	14.83% - 19.73%	16.12%
			Premium/(Discount)	0.00% - 1.00%
	31,818	Broker Quote (b)	Price Quotes	99.50% - 100.25% of par
			Par Value	$2.0 - $22.5 million
	12,576	Liquidation	Probability weighting of alternative outcomes	20.00% - 80.00%

		Debt Investments Where Fair Value Approximates Amortized Cost
	15,906	Imminent Payoffs
	22,236	Debt Investments Maturing in Less than One Year
	500	Convertible Debt at Par

	$821,988	Total Level Three Debt Investments

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation would result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries note above as follows:

Pharmaceuticals, above, is comprised of debt investments in the Therapeutic, Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery, and Diagnostics and Biotechnology industries in the Schedule of Investments.

Medical Devices, above, is comprised of debt investments in the Therapeutic, Surgical Devices, Medical Devices and Equipment and Biotechnology Tools industries in the Schedule of Investments.

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Information Services, and Communications and Networking industries in the Schedule of Investments.

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Schedule of Investments.

Energy Technology, above, aligns with the Energy Technology Industry in the Schedule of Investments. In our quarterly and annual reports filed with the Commission prior to the 2013 Annual Report on Form 10-K, we referred to the Energy Technology Industry as “Clean Tech” and we referred to these investments as “Clean Tech” in the Schedule of Investments included in such reports.

(b)	A broker quote valuation technique was used to derive the fair value of debt investments which are part of a syndicated facility.
(c)	The weighted averages are calculated based on the fair market value of each investment.

Investment Type—	Fair Value at March 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
	(in thousands)
Level Three Equity Investments	$9,961	Market Comparable Companies	EBITDA Multiple (b) Revenue Multiple (b) Discount for Lack of Marketability (c) Average Industry Volatility (d) Risk-Free Interest Rate Estimated Time to Exit (in months)	6.9x - 14.0x 1.1x - 4.8x 11.70% - 31.90% 39.32% - 99.82% 0.16% - 0.42% 14 - 26
	9,895	Market Adjusted OPM Backsolve	Average Industry Volatility (d) Risk—Free Interest Rate Estimated Time to Exit (in months)	38.04% - 81.35% 0.21% - 0.88% 18 - 39
	28,123	Other	Last Round Price	$2.02 - $18.00
Level Three Warrant Investments	$9,570	Market Comparable Companies	EBITDA Multiple (b) Revenue Multiple (b) Discount for Lack of Marketability (c) Average Industry Volatility (d) Risk-Free Interest Rate Estimated Time to Exit (in months)	3.7x - 32.7x 0.6x - 11.3x 11.70% - 31.60% 28.23% - 98.69% 0.11% - 1.29% 12 - 48
	8,731	Market Adjusted OPM Backsolve	Average Industry Volatility (d) Risk-Free Interest Rate Estimated Time to Exit (in months)	29.88% - 99.56% 0.09% - 2.66% 9 - 45

Total Level Three Warrant and Equity Investments	$66,280

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of industry volatility used by market participants when pricing the investment.

Investment Type-	Fair Value at December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input(a)	Range
(in thousands)
Level Three Equity Investments	$10,244	Market Comparable Companies	EBITDA Multiple(b)	8.6x - 17.7x
			Revenue Multiple(b)	0.7x - 13.8x
			Discount for Lack of Marketability(c)	9.1% - 23.6%
			Average Industry Volatility(d)	43.4% - 110.7%
			Risk-Free Interest Rate	0.1% - 0.4%
			Estimated Time to Exit (in months)	6 - 30
	9,289	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	45.6% - 109.7%
			Risk-Free Interest Rate	0.1% - 0.9%
			Estimated Time to Exit (in months)	6 - 42
	18,127	Other	Average Industry Volatility(d)	44.0%
			Risk-Free Interest Rate	0.1%
			Estimated Time to Exit (in months)	12
Level Three Warrant Investments	$10,200	Market Comparable Companies	EBITDA Multiple(b)	5.0x - 51.4x
			Revenue Multiple(b)	0.5x - 13.8x
			Discount for Lack of Marketability(c)	6.4% - 36.0%
			Average Industry Volatility(d)	21.3% - 110.7%
			Risk-Free Interest Rate	0.1% - 1.0%
			Estimated Time to Exit (in months)	6 - 48
	8,913	Market Adjusted OPM Backsolve	Average Industry Volatility(d)	35.7% - 109.9%
			Risk-Free Interest Rate	0.1% - 2.7%
			Estimated Time to Exit (in months)	3 - 48
	9,595	Other	Average Industry Volatility(d)	44.0% - 56.9%
			Risk-Free Interest Rate	0.1% - 1.0%
			Estimated Time to Exit (in months)	12 - 48

Total Level Three Warrant and Equity Investments	$66,368

(a)	The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.
(b)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(c)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(d)	Represents the range of average industry volatility used by market participants when pricing the investment.

Debt Investments

The Company follows the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology- related markets, including technology, biotechnology, life science and energy and renewables technology industries. Given the nature of lending to these types of businesses, the Company’s investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged.

In making a good faith determination of the value of our investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued to principal as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure that assumes a sale of investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. Under this process, the Company also evaluates the collateral for recoverability of the debt investments as well as applies all of its historical fair value analysis. The Company uses pricing on recently issued comparable debt securities to determine the baseline hypothetical market yields as of the measurement date.

The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt security was to be less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt security were to be greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt investment and warrants or other equity-related securities received. Any resulting discount on the debt investment from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes pricing model. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of March 31, 2014 (unaudited) and as of December 31, 2013. The Company transfers investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three-months ended March 31, 2014, there were no transfers between Levels 1 or 2.

		Investments at Fair Value as of March 31, 2014
(in thousands) Description	3/31/2014	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$798,359	$—	$—	$798,359
Preferred stock	45,723	—	—	45,723
Common stock	22,966	20,710	—	2,256
Warrants	23,614	—	5,313	18,301

	$890,662	$20,710	$5,313	$864,639

		Investments at Fair Value as of December 31, 2013
(in thousands) Description	12/31/2013	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$821,988	$—	$—	$821,988
Preferred stock	35,554	—	—	35,554
Common stock	17,116	15,009	—	2,107
Warrants	35,637	—	6,930	28,707

	$910,295	$15,009	$6,930	$888,356

The table below presents reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the three-months ended March 31, 2014 (unaudited) and year ended December 31, 2013.

(in thousands)	Balance, January 1, 2014	Net Realized Losses(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases	Sales	Repayments	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance, March 31, 2014
Senior Debt	$821,988	$—	$(2,724)	$114,283	$—	$(134,449)	$—	$(739)	$798,359
Preferred Stock	35,554	(250)	8,699	2,433	(503)	—	1,270	(1,480)	45,723
Common Stock	2,107	—	149	—	—	—	—	—	2,256
Warrants	28,707	(125)	(8,606)	656	(548)	—	—	(1,783)	18,301

Total	$888,356	$(375)	$(2,482)	$117,372	$(1,051)	$(134,449)	$1,270	$(4,002)	$864,639

(in thousands)	Balance, January 1, 2013	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases	Sales	Repayments	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance, December 31, 2013
Senior Debt	$827,540	$(9,536)	$(8,208)	$484,367	$(8)	$(469,780)	$769	$(3,156)	$821,988
Preferred Stock	33,178	7,968	7,682	6,198	(18,572)	—	776	(1,676)	35,554
Common Stock	2,367	—	(1,103)	750	—	—	93	—	2,107
Warrants	22,140	5,257	6,173	6,524	(10,350)	—	—	(1,037)	28,707

Total	$885,225	$3,689	$4,544	$497,839	$(28,930)	$(469,780)	$1,638	$(5,869)	$888,356

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation (depreciation) in the accompanying consolidated statements of operations.
(3)	Transfers in/out of Level 3 during the three-months ended March 31, 2014 relate to the conversion of Paratek Pharmaceuticals, Inc. and SCI Energy, Inc. debt to equity, the exercise of warrants in Box, Inc. equity and the initial public offerings of Concert Pharmaceuticals, Inc., Dicerna Pharmaceuticals, Inc., Everyday Health, Inc., Revance Therapeutics, Inc., and UniQure BV.
(4)	Transfers in/out of Level 3 during the year ended December 31, 2013 relate to the conversion of Optiscan BioMedical, Inc., Gynesonics, Inc., Philotic, Inc., and Tethys BioScience, Inc. debt to equity, the conversion of OCZ Technology warrants to principal and the initial public offerings of Portola Pharmaceuticals, Inc., Acceleron Pharma, Inc., Bind, Inc., and ADMA Biologics, Inc.

For the three-months ended March 31, 2014, approximately $8.2 million and $149,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $814,000 and $2.7 million in net unrealized depreciation was recorded for warrant and debt Level 3 investments respectively relating to assets still held at the reporting date.

For the year ended December 31, 2013, approximately $4.4 million and $4.1 million in net unrealized appreciation was recorded for preferred stock and warrant Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $8.2 million and $1.1 million in net unrealized depreciation was recorded for debt and common stock Level 3 investments, respectively, relating to assets still held at the reporting date.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control”. Generally, under the 1940 Act, the Company is deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes our realized and unrealized gain and loss and changes in our unrealized appreciation and depreciation on affiliate investments for the three-months ended March 31, 2014 and 2013 (unaudited). The Company did not hold any Control investments at either March 31, 2014 or 2013.

(in thousands)	Three months ended March 31, 2014
Portfolio Company	Type	Fair Value at March 31, 2014	Investment Income	Net Change in Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
Gelesis, Inc.	Affiliate	$497	$—	$24	$—	$—
Optiscan BioMedical, Corp.	Affiliate	5,032	—	247	—	—
Stion Corporation	Affiliate	5,664	1,475	(224)	—	—

Total		$11,193	$1,475	$47	$—	$—

(in thousands)	Three months ended March 31, 2013
Portfolio Company	Type	Fair Value at March 31, 2013	Investment Income	Net Change in Unrealized (Depreciation)/ Appreciation	Reversal of Unrealized (Depreciation)/ Appreciation	Realized Gain/ (Loss)
Gelesis, Inc.	Affiliate	$1,888	$—	$222	$—	$—
Optiscan BioMedical, Corp.	Affiliate	12,308	610	212	—	—

Total		$14,196	$610	$434	$—	$—

During the year ended December 31, 2013, Stion Corporation became classified as an affiliate.

A summary of the composition of the Company’s investment portfolio as of March 31, 2014 (unaudited) and December 31, 2013 at fair value is shown as follows:

	March 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$500,899	56.2%	$634,820	69.7%
Senior secured debt	321,074	36.0%	222,805	24.5%
Preferred stock	45,723	5.1%	35,554	3.9%
Common Stock	22,966	2.7%	17,116	1.9%

	$890,662	100.0%	$910,295	100.0%

The decline in senior secured debt with warrants is consistent with the overall decline in the investment portfolio at March 31, 2014 from December 31, 2013 and the increase in senior secured debt is due to the addition of seven new debt investments in the three-months ended March 31, 2014 partially offset by the payoff of two existing debt investments included in the period ended December 31, 2013.

A summary of the Company’s investment portfolio, at value, by geographic location as of March 31, 2014 (unaudited) and December 31, 2013 is shown as follows:

	March 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$843,941	94.8%	$864,003	94.9%
Canada	26,201	2.9%	25,798	2.8%
Israel	10,012	1.1%	9,863	1.1%
Netherlands	10,008	1.1%	10,131	1.1%
England	500	0.1%	500	0.1%

	$890,662	100.0%	$910,295	100.0%

The following table shows the fair value the Company’s portfolio by industry sector at March 31, 2014 (unaudited) and December 31, 2013:

	March 31, 2014		December 31, 2013
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$206,535	23.2%	$219,169	24.1%
Energy Technology	166,482	18.7%	164,466	18.1%
Internet Consumer & Business Services	105,964	11.9%	122,073	13.4%
Medical Devices & Equipment	99,061	11.1%	103,614	11.4%
Software	79,077	8.9%	65,218	7.2%
Drug Delivery	63,335	7.1%	62,022	6.8%
Specialty Pharmaceuticals	40,217	4.5%	20,055	2.2%
Communications & Networking	35,526	4.0%	35,979	4.0%
Media/Content/Info	29,447	3.3%	8,679	1.0%
Healthcare Services, Other	20,626	2.3%	29,080	3.2%
Information Services	15,102	1.7%	46,565	5.1%
Surgical Devices	10,353	1.1%	10,307	1.0%
Semiconductors	9,464	1.1%	4,685	0.5%
Biotechnology Tools	4,541	0.5%	5,275	0.6%
Consumer & Business Products	3,282	0.4%	2,995	0.3%
Diagnostic	858	0.1%	902	0.1%
Electronics & Computer Hardware	792	0.1%	9,211	1.0%

	$890,662	100.0%	$910,295	100.0%

During the three-months ended March 31, 2014, the Company funded investments in debt securities and equity investments totaling approximately $110.4 million and $1.5 million, respectively. The Company converted approximately $2.0 million of warrants to equity in three portfolio companies during the three-months ended March 31, 2014.

During the three-months ended March 31, 2013, the Company funded investments in debt securities and equity investments totaling approximately $136.3 million and $2.0 million, respectively. The Company converted approximately $836,000 of debt to equity in three portfolio companies during the three-months ended March 31, 2013.

No single portfolio investment represents more than 10% of the fair value of the investments as of March 31, 2014 and December 31, 2013.

During the three-month periods ended March 31, 2014, we recognized net realized gains of approximately $4.9 million. These net realized gains include gross realized gains of approximately $5.4 million primarily from the sale of investments in five portfolio companies, including Cell Therapeutics ($1.3 million), Neuralstem ($1.2 million), Portola Pharmaceuticals ($700,000), AcelRx ($485,000) and Dicerna ($200,000). These gains were partially offset by gross realized losses of approximately $500,000 from the liquidation of the Company’s investments in five portfolio companies.

During the three-month period ended March 31, 2013, the Company recognized net realized gains of approximately $2.0 million on the portfolio. During the three-month period ended March 31, 2013, the Company recorded gross realized gains of approximately $3.6 million from the sale of investments in three portfolio companies. These gains were partially offset by the liquidation of the Company’s investments in five portfolio companies of approximately $1.6 million in gross realized losses.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $3.9 million and $4.0 million of unamortized fees at March 31, 2014 and December 31, 2013, respectively, and approximately $14.6 million and $14.4 million in exit fees receivable at March 31, 2014 and December 31, 2013, respectively.

The Company has debt investments in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $852,000 and $779,000 in PIK income during the three-months ended March 31, 2014 and 2013, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three-month periods ended March 31, 2014 and 2013.

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At March 31, 2014, approximately 61.5% of our portfolio company debt investments were secured by a first priority security in all of the assets of the portfolio company, including their intellectual property, and 38.5% of the debt investments were to portfolio companies that were prohibited from pledging or encumbering their intellectual property. At March 31, 2014 the Company had no equipment only liens on any of our portfolio companies.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The Convertible Senior Notes, 2019 Notes payable (the “April 2019 Notes” and the “September 2019 Notes”, together the “2019 Notes”), the Asset-Backed Notes and the SBA debentures as sources of liquidity remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. At March 31, 2014, the April 2019 Notes were trading on the New York Stock Exchange for $1.035 per dollar at par value, and the September 2019 Notes were trading on the New York Stock Exchange for $1.030 per dollar at par value. Based on market quotations on or around March 31, 2014, the Convertible Senior Notes were trading for $1.213 per dollar at par value and the Asset-Backed Notes were trading for $1.003 per dollar at par value. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures would be approximately $194.1 million, compared to the carrying amount of $190.2 million as of March 31, 2014.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The liabilities of the Company below are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The following table provides additional information about the level in the fair value hierarchy of the Company’s liabilities at March 31, 2014 (unaudited) and December 31, 2013:

(in thousands) Description	March 31, 2014	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$90,938	$—	$90,938	$—
Asset Backed Notes	$63,981	$—	$—	$63,981
April 2019 Notes	$87,430	$—	$87,430	$—
September 2019 Notes	$88,451	$—	$88,451	$—
SBA Debentures	$194,128	$—	$—	$194,128

(in thousands) Description	December 31, 2013	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Convertible Senior Notes	$105,206	$—	$105,206	$—
Asset Backed Notes	$89,893	$—	$—	$89,893
April 2019 Notes	$86,281	$—	$86,281	$—
September 2019 Notes	$87,248	$—	$87,248	$—
SBA Debentures	$222,742	$—	$—	$222,742

4. Borrowings Long Term

Outstanding Borrowings

At March 31, 2014 (unaudited) and December 31, 2013, the Company had the following available borrowings and outstanding borrowings:

	March 31, 2014		December 31, 2013
(in thousands)	Total Available	Carrying Value(1)	Total Available	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$225,000	$225,000
2019 Notes	170,364	170,364	170,364	170,364
Asset-Backed Notes	63,782	63,782	89,557	89,557
Convertible Senior Notes(3)	75,000	72,789	75,000	72,519
Wells Facility	75,000	—	75,000	—
Union Bank Facility	30,000	—	30,000	—

Total	$604,346	$497,135	$664,921	$557,440

(1)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding.
(2)	In March 2014, the Company repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At March 31, 2014, the total available borrowings under the SBA was $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III. At December 31, 2013, the total available borrowings under the SBA was $225.0 million, of which $76.0 million was available in HT II and $149.0 million was available in HT III.
(3)	Represents the aggregate principal amount outstanding of the Convertible Senior Notes less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $2.2 million at March 31, 2014 and $2.5 million at December 31, 2013.

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of

$38.0 million in HT II as of March 31, 2014, HT II has the capacity to issue a total of $76.0 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was available at March 31, 2014. As of March 31, 2014, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of March 31, 2014 the Company held investments in HT II in 41 companies with a fair value of approximately $98.9 million, accounting for approximately 11.1% of the Company’s total portfolio at March 31, 2014.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of March 31, 2014, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, of which $149.0 million was outstanding as of March 31, 2014. As of March 31, 2014, HT III has paid commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of March 31, 2014, the Company held investments in HT III in 31 companies with a fair value of approximately $178.5 million accounting for approximately 20.0% of the Company’s total portfolio at March 31, 2014.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18.0 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2014 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62%. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The average amount of debentures outstanding for the three-months ended March 31, 2014 for HT II was approximately $63.6 million with an average interest rate of approximately 5.31%. The average amount of debentures outstanding for the three-months ended March 31, 2014 for HT III was approximately $149.0 million with an average interest rate of approximately 3.38%.

As of March 31, 2014, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. In aggregate, at March 31, 2014, with the Company’s net investment of $112.5 million, HT II and HT III have the capacity to issue a total of $225.0 million of SBA-guaranteed debentures, subject to SBA approval. In March 2014, the Company repaid $34.8 million of SBA debentures under HT II, priced at approximately 6.38%, including annual fees. At March 31, 2014, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding as of March 31, 2014 (unaudited) and December 31, 2013:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	March 31, 2014	December 31, 2013
SBA Debentures:
March 26, 2008	March 1, 2018	6.38%	$—	$34,800
March 25, 2009	March 1, 2019	5.53%	18,400	18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$225,000

(1)	Interest rate includes annual charge

2019 Notes

On March 6, 2012, the Company and U.S. Bank National Association (the “Trustee”) entered into an indenture (the “Base Indenture”). On April 17, 2012, the Company and the Trustee entered into the First Supplemental Indenture to the Base Indenture (the “First Supplemental Indenture”), dated April 17, 2012, relating to the Company’s issuance, offer and sale of $43.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “April 2019 Notes”). The sale of the April 2019 Notes generated net proceeds, before expenses, of approximately $41.7 million.

On September 24, 2012, the Company and the Trustee, entered into the Second Supplemental Indenture to the Base Indenture (the “Second Supplemental Indenture”), dated as of September 24, 2012, relating to the Company’s issuance, offer and sale of $75.0 million aggregate principal amount of 7.00% senior notes due 2019 (the “September 2019 Notes” and, together with the April 2019 Notes, the “2019 Notes”). The sale of the September 2019 Notes generated net proceeds, before expenses, of approximately $72.75 million.

2019 Notes payable is compromised of:

	As of
(in thousands)	March 31, 2014	December 31, 2013
April 2019 Notes	$84,490	$84,490
September 2019 Notes	85,874	85,874

Carrying Value of Debt	$170,364	$170,364

April 2019 Notes

The April 2019 Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The April 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The April 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness, including without limitation, the $75.0 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the April 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s Credit Facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance, LLC.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company’s compliance with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the April 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the First Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding April 2019 Notes in a series may declare such April 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The April 2019 Notes were sold pursuant to an underwriting agreement dated April 11, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement.

In July 2012, the Company reopened the Company’s April 2019 Notes and issued an additional $41.5 million in aggregate principal amount of April 2019 Notes, which includes exercise of an over-allotment option, bringing the total amount of the April 2019 Notes issued to approximately $84.5 million in aggregate principal amount.

September 2019 Notes

The September 2019 Notes will mature on September 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The September 2019 Notes bear interest at a rate of 7.00% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2012, and trade on the New York Stock Exchange under the trading symbol “HTGY.”

The September 2019 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million in aggregate principal amount of the Convertible Senior Notes; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the September 2019 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the September 2019 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Indenture, as supplemented by the Second Supplemental Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding September 2019 Notes in a series may declare such September 2019 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The September 2019 Notes were sold pursuant to an underwriting agreement dated September 19, 2012 among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named in the underwriting agreement. In October 2012, the underwriters exercised their over-allotment option for an additional $10.9 million of the September 2019 Notes, bringing the total amount of the September 2019 Notes issued to approximately $85.9 million in aggregate principal amount.

For the three-months ended March 31, 2014 and 2013 (unaudited), the components of interest expense and related fees and cash paid for interest expense for the April 2019 Notes and September 2019 Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2014	2013
Stated interest expense	$2,981	$2,981
Amortization of debt issuance cost	240	240

Total interest expense and fees	$3,221	$3,221

Cash paid for interest expense and fees	$2,981	$2,998

As of March 31, 2014, the Company was in compliance with the terms of the indenture, and respective supplemental indenture, governing the April 2019 Notes and September 2019 Notes.

Asset-Backed Notes

On December 19, 2012, the Company completed a $230.7 million term debt securitization in connection with which an affiliate of the Company’s made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “Asset-Backed Notes”), which Asset-Backed Notes were rated A2(sf) by Moody’s Investors Service, Inc. The Asset-Backed Notes were issued by Hercules Capital Funding Trust 2012-1 pursuant to a note purchase agreement, dated as of December 12, 2012, by and among the Company, Hercules Capital Funding 2012-1 LLC, as Trust Depositor (the “Trust Depositor”), Hercules Capital Funding Trust 2012-1, as Issuer (the “Issuer”), and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. Interest on the Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 3.32% per annum. The Asset-Backed Notes have a stated maturity of December 16, 2017.

As part of this transaction, the Company entered into a sale and contribution agreement with the Trust Depositor under which the Company has agreed to sell or have contributed to the Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the Loans as of the date of their transfer to the Trust Depositor.

In connection with the issuance and sale of the Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The Asset-Backed Notes are secured obligations of the Issuer and are non-recourse to the Company. The Issuer also entered into an indenture governing the Asset-Backed Notes, which indenture includes customary representations, warranties and covenants. The Asset-Backed Notes were sold without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the 1940 Act. In addition, the Trust Depositor entered into an amended and restated trust agreement, which includes customary representation, warranties and covenants.

The Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the Loans. The Company is entitled to receive a monthly fee from the Issuer for servicing the Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including December 5, 2012 through and including January 15, 2013 over 360) of 2.00% and the aggregate outstanding principal balance of the Loans, excluding all defaulted Loans and all purchased Loans, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including December 5, 2012, to the close of business on January 4, 2013).

The Company also serves as administrator to the Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At March 31, 2014 and December 31, 2013, the Asset Backed Notes had an outstanding principal balance of $63.8 million and $89.6 million, respectively.

Under the terms of the Asset Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the Asset-Backed Notes. The Company has segregated these funds and classified them as Restricted Cash. There was approximately $4.8 million and $6.3 million of Restricted Cash as of March 31, 2014 and December 31, 2013, respectively, funded through interest collections.

Convertible Senior Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible senior notes (the “Convertible Senior Notes”) due 2016. As of March 31, 2014, the carrying value of the Convertible Senior Notes, comprised of the aggregate principal amount outstanding less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes, is approximately $72.8 million.

The Convertible Senior Notes mature on April 15, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Senior Notes bear interest at a rate of 6.00% per year payable semiannually in arrears on April 15 and October 15 of each year, commencing on October 15, 2011. The Convertible Senior Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Senior Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding October 15, 2015, holders may convert their Convertible Senior Notes only under certain circumstances set forth in the Indenture. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the Maturity Date, holders may convert their Convertible Senior Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at the Company’s election, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock. The conversion rate will initially be 84.0972 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $11.89 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders. As of March 31, 2014, the conversion rate was 86.5029 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $11.56 per share of common stock).

The Company may not redeem the Convertible Senior Notes prior to maturity. No sinking fund is provided for the Convertible Senior Notes. In addition, if certain corporate events occur, holders of the Convertible Senior Notes may require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Convertible Senior Notes are accounted for in accordance with ASC 470-20 (previously FASB Staff Position No. APB 14- 1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”). In accounting for the Convertible Senior Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the Convertible Senior Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the Convertible Senior Notes was recorded in “capital in excess of par value” in the consolidated statement of assets and liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

As of March 31, 2014 (unaudited) and December 31, 2013, the components of the carrying value of the Convertible Senior Notes were as follows:

(in thousands)	As of March 31, 2014	As of December 31, 2013
Principal amount of debt	$75,000	$75,000
Original issue discount, net of accretion	(2,211)	(2,481)

Carrying value of debt	$72,789	$72,519

For the three-months ended March 31, 2014 and 2013 (unaudited), the components of interest expense, fees and cash paid for interest expense for the Convertible Senior Notes were as follows:

	Three Months Ended March,
(in thousands)	2014	2013
Stated interest expense	$1,125	$1,125
Accretion of original issue discount	271	271
Amortization of debt issuance cost	144	144

Total interest expense	$1,540	$1,540

Cash paid for interest expense	$—	$—

The estimated effective interest rate of the debt component of the Convertible Senior Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for both the three-months ended March 31, 2014 and 2013. As of March 31, 2014, the Company is in compliance with the terms of the indentures governing the Convertible Senior Notes.

Wells Facility

In August 2008, the Company entered into a $50.0 million two-year revolving senior secured credit facility with Wells Fargo Capital Finance (the “Wells Facility”). On June 20, 2011, the Company renewed the Wells Facility. Under this three-year senior secured facility, Wells Fargo Capital Finance has made commitments of $75.0 million. The facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo Capital Finance and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Wells Facility.

On August 1, 2012, the Company entered into an amendment to the Wells Facility. The amendment reduces the interest rate floor by 75 basis points to 4.25% and extends the maturity date by one year to August 2015. Additionally, an amortization period of 12 months was added to pay down the principal balance as of the maturity date, and the unused line fee was reduced.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.50%, with a floor of 4.25% and an advance rate of 50% against eligible debt investments. The Wells Facility is secured by debt investments in the borrowing base. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% of the average monthly outstanding balance. The monthly payment of a non-use fee thereafter shall depend on the average balance that was outstanding on a scale between 0.0% and 0.50%. For the three-month period ended March 31, 2014, this non-use fee was approximately $101,000. On June 20, 2011 the Company paid an additional $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through the end of the term.

The Wells Facility includes various financial and operating covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, LLC. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $362.0 million plus 90% of the cumulative amount of equity raised after June 30, 2012. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital that the Company subsequently raises. As of March 31, 2014, the minimum tangible net worth covenant has increased to $478.5 million as a result of the Company’s follow-on public offerings. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at March 31, 2014.

At March 31, 2014 there were no borrowings outstanding on this facility.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). On November 2, 2011, the Company renewed and amended the Union Bank Facility and added a new lender under the Union Bank Facility. Union Bank and RBC Capital Markets (“RBC”) have made commitments of $30.0 million and $25.0 million, respectively. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $150.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the new facility; however, there can be no assurances that additional lenders will join the Union Bank Facility.

On March 30, 2012 the Company entered into an amendment to the Union Bank Facility which permitted the Company to issue additional senior notes relating to the offer and sale of the Company’s 2019 Notes. On September 17, 2012, the Company entered into an amendment to the Union Bank Facility. Pursuant to the terms of the amendment, the Company is permitted to increase the Company’s unsecured indebtedness by an aggregate original principal amount not to exceed $200.0 million incurred after March 30, 2012 in one or more issuances, provided certain conditions are satisfied for each issuance.

On December 17, 2012, the Company further amended the Union Bank Facility to remove RBC from the Union Bank Facility. Following the removal of RBC, the Union Bank Facility consists solely of Union Bank’s commitment of $30.0 million. In connection with the amendment, the maximum availability under the Union Bank Facility, subject to a borrowing base, was reduced from $55.0 million to $30.0 million. The Union Bank Facility contains an accordion feature, in which the Company could increase the credit line by up to $95.0 million in the aggregate, funded by commitments from additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. The Union Bank Facility requires the payment of a non-use fee of 0.50% annually. For the three-month period ended March 31, 2014, this nonuse fee was $37,500. The Union Bank Facility is collateralized by debt investments in the Company’s portfolio companies, and includes an advance rate equal to 50.0% of eligible debt investments placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

The Union Bank Facility requires various financial and operating covenants. These covenants require the Company to maintain certain financial ratios and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $314.0 million plus 90% of the amount of net cash proceeds received from the sale of common stock after March 31, 2011. As of March 31, 2014, the minimum tangible net worth covenant has increased to $472.8 million as a result of follow-on public offerings. Union Bank Facility also provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at March 31, 2014.

At March 31, 2014 there were no borrowings outstanding on this facility. The Company Further amended the Union Bank Facility on January 31, 2014. As amended, the Union Bank Facility will expire as of May 2, 2014. The Company continues to explore potential financing arrangements with Union Bank that may be implemented following the expiration of the Union Bank Facility.

Citibank Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Citibank Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under normal terms. During the first quarter of 2009, the Company paid off all principal and interest owed under the Citibank Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of debt investments and warrants collateralized under the Citibank Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citibank Credit Facility is terminated until the Maximum Participation Limit has been reached.

During the three-months ended March 31, 2014, the Company reduced the Company’s realized gain by approximately $78,000 for Citigroup’s participation in the gain on sale of equity securities which were obtained from exercising a portfolio company warrant which was included in the collateral pool. The Company recorded a decrease on participation liability and an increase on unrealized appreciation by a net amount of approximately $45,000 as a result of current quarter depreciation of fair value on the pool of warrants collateralized under the warrant participation agreement. The value of their participation right on unrealized gains in the related equity investments was approximately $325,000 as of March 31, 2014 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.7 million under the warrant participation agreement thereby reducing the Company’s realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire. Warrants subject to the Citigroup participation agreement are set to expire between February 2016 and March 2017.

5. Income taxes

The Company has elected to be taxed as a RIC under Subchapter M of the Code and intends to continue to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest arrangements or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

During the three-months ended March 31, 2014, the Company declared a distribution of $0.31 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If the Company had determined the tax attributes of our distributions year-to-date as of March 31, 2014, approximately 100% would be from ordinary income and spillover earnings from 2013. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2013 distributions to shareholders will actually be.

As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). The Company will not be subject to excise taxes on amounts on which the Company is required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, the Company may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next tax year, dividends declared and paid by the Company in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

Taxable income for the three-month period ended March 31, 2014 was approximately $12.3 million or $0.20 per share. Taxable net realized gains for the same period were $3.5 million or approximately $0.06 per share. Taxable income for the three-month period ended March 31, 2013 was approximately $14.7 million or $0.27 per share. Taxable net realized gains for the same period were $1.1 million or approximately $0.02 per share.

The Company intends to distribute approximately $3.8 million of spillover earnings from the year ended December 31, 2013 to our shareholders in 2014.

6. Shareholders’ Equity

On August 16, 2013, the Company entered into an “At-The-Market” (“ATM”) equity distribution agreement with JMP Securities LLC (“JMP”). The equity distribution agreement provides that the Company may offer and sell up to 8.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. There were no sales under the ATM Program for the three-months ended March 31, 2014.

The Company has issued stock options for common stock subject to future issuance, of which 770,417 and 833,923 were outstanding at March 31, 2014 and December 31, 2013, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7.0 million shares of common stock. On June 1, 2011, stockholders approved an amended and restated plan and provided an increase of 1.0 million shares, authorizing the Company to issue 8.0 million shares of common stock under the 2004 Plan.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1.0 million shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

The following table summarizes the common stock options activities for the three-months ended March 31, 2014 and 2013 (unaudited):

	For the Three Months Ended March 31,
	2014		2013
	Common Stock Options	Weighted Average Exercise Price	Common Stock Options	Weighted Average Exercise Price
Outstanding at December 31,	833,923	$12.53	2,574,749	$12.00
Granted	—	$—	27,000	$12.16
Exercised	(61,755)	$11.77	(80,256)	$11.31
Forfeited	(1,751)	$11.39	(4,613)	$9.65
Expired	—	$—	—	$—

Outstanding at March 31,	770,417	$12.59	2,516,880	$12.03

Shares Expected to Vest at March 31,	518,046	$12.59	408,065	$12.03

The following table summarizes common stock options outstanding and exercisable at March 31, 2014 (unaudited):

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21 - $9.25	50,640	2.99	$401,575	$6.14	37,469	2.39	$338,090	$5.05
$9.90 - $14.86	601,277	5.16	1,041,241	$12.56	214,902	3.14	713,075	$10.75
$15.44 - $16.13	118,500	6.60	—	$15.46	—	—	—	$—

$4.21 - $16.13	770,417	5.24	$1,442,816	$12.59	252,371	3.03	$1,051,165	$9.90

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At March 31, 2014, options for approximately 252,000 shares were exercisable at a weighted average exercise price of approximately $9.90 per share with weighted average of remaining contractual term of 3.03 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the three-months ended March 31, 2013 was approximately $54,000. No options were granted during the three-months ended March 31, 2014. During the three-months ended March 31, 2014 and 2013, approximately $140,000 and $95,000 of share-based cost due to stock option grants was expensed, respectively. As of March 31, 2014, there was $1.0 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.30 years.

The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for the three-month period ended March 31, 2013. No options were granted during the three-months ended March 31, 2014.

Three Months Ended March 31,
2013
Expected Volatility	46.90%
Expected Dividends	10%
Expected term (in years)	4.5
Risk-free rate	0.65% - 0.80%

During the three-months ended March 31, 2014 the Company did not grant any restricted stock pursuant to the Plans. During the three-months ended March 31, 2013, the Company granted approximately 606,001 shares of restricted stock pursuant to the Plans. See “Subsequent Events”.

The Company determined that the fair value of restricted stock granted under the 2006 and 2004 Plans during the three-month period ended March 31, 2013 was approximately $7.7 million. No shares of restricted stock were granted during the three-months ended March 31, 2014. During the three-month periods ended March 31, 2014 and 2013, the Company expensed approximately $1.4 million and $1.1 million of compensation expense related to restricted stock, respectively. As of March 31, 2014, there was approximately $8.6 million of total unrecognized compensation costs related to restricted stock. These costs are expected to be recognized over a weighted average period of 2.09 years.

The following table summarizes the activities for our unvested restricted stock for the three-months ended March 31, 2014 and 2013 (unaudited):

	For the Three-Month Period Ended March 31,
	2014		2013
	Restricted Stock Units	Weighted Average Exercise Price	Restricted Stock Units	Weighted Average Exercise Price
Unvested at December 31	1,035,897	$11.94	899,789	$10.73
Granted	—	$—	606,001	$12.72
Vested	(284,490)	$12.21	(201,263)	$10.39
Forfeited	—	$—	(6,076)	$10.54
Unvested at March 31,	751,407	$11.84	1,298,451	$11.71

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows (unaudited):

	Three Months Ended March 31,
(in thousands, except per share data)	2014	2013
Numerator
Net increase in net assets resulting from operations	$22,185	$16,689
Less: Dividends declared-common and restricted shares	(19,165)	(13,382)

Undistributed earnings	3,020	3,307

Undistributed earnings-common shares	3,020	3,307
Add: Dividend declared-common shares	18,928	13,051

Numerator for basic and diluted change in net assets per common share	$21,948	$16,358

Denominator
Basic weighted average common shares outstanding	60,870	53,682
Common shares issuable	1,825	141

Weighted average common shares outstanding assuming dilution	62,695	53,823
Change in net assets per common share
Basic	$0.36	$0.30
Diluted	$0.35	$0.30

For the purpose of calculating diluted earnings per share for three-months ended March 31, 2014 and 2013, the dilutive effect of the Convertible Senior Notes under the treasury stock method is included in this calculation because the Company’s share price was greater than the conversion price in effect ($11.56 and $11.78, respectively) for the Convertible Senior Notes for such period.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti- dilutive shares. For the three-months ended March 31, 2014 and 2013, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 797,489 and 2,630,003 shares, respectively.

At March 31, 2014, the Company was authorized to issue 100,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the three-months ended March 31, 2014 and 2013:

	Three Months Ended March 31,
	2014	2013
Per share data:
Net asset value at beginning of period	$10.51	$9.75
Net investment income(1)	0.30	0.28
Net realized gain on investments	0.08	0.03
Net unrealized depreciation on investments	(0.02)	(0.01)

Total from investment operations	0.36	0.30
Net increase/(decrease) in net assets from capital share transactions	(0.01)	0.18
Distributions	(0.31)	(0.25)
Stock-based compensation expense included in investment income(2)	0.03	0.02

Net asset value at end of period	$10.58	$10.00

Ratios and supplemental data:
Per share market value at end of period	$14.07	$12.25
Total return(3)	(12.42%)	14.59%
Shares outstanding at end of period	61,760	61,554
Weighted average number of common shares outstanding	60,870	53,682
Net assets at end of period	$653,302	$615,608
Ratio of operating expense to average net assets	10.74%	12.23%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	11.26%	11.54%
Average debt outstanding	$536,110	$593,940
Weighted average debt per common share	$8.81	$11.06

(1)	Net investment income per share is calculated as net investment income divided by the weighted average shares outstanding.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the three-month periods ended March 31, 2014 and 2013 equals the change in the ending market value over the beginning of the period price per share plus dividends paid per share during the period, divided by the beginning price assuming the dividend is reinvested on the date of the distribution.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. The balance of unfunded contractual commitments to extend credit at March 31, 2014 totaled approximately $189.4 million. Approximately $95.6 million of these unfunded contractual commitments as of March 31, 2014 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $238.0 million of non-binding term sheets outstanding at March 31, 2014. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent the Company’s future cash requirements.

Certain premises are leased under agreements which expire at various dates through March 2020. Total rent expense amounted to approximately $388,000 and $329,000 during the three-month periods ended March 31, 2014 and 2013, respectively. Future commitments under the credit facility and operating leases were as follows at March 31, 2014:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)(4)	$497,135	$—	$63,782	$72,789	$360,564
Operating Lease Obligations(5)	7,309	1,514	2,987	1,551	1,257

Total	$504,444	$1,514	$66,769	$74,340	$361,821

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 4 to the Company’s consolidated financial statements.
(3)	Includes $190.2 million in borrowings under the SBA debentures, $170.4 million of the 2019 Notes, $63.8 million in aggregate principal amount of the Asset-Backed Notes and $72.8 million of the Convertible Senior Notes.
(4)	Except for the Convertible Senior Notes, all carrying values are the same as the principal amount outstanding. The aggregate principal amount outstanding of the Convertible Senior Notes is $75.0 million less the unaccreted discount initially recorded upon issuance of the Convertible Senior Notes. The total unaccreted discount for the Convertible Senior Notes was $2.2 million at March 31, 2014.
(5)	Long-term facility leases.

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. Under ASU 2013-08, an entity already regulated under the 1940 Act is automatically an investment company under the new GAAP definition, so the Company has concluded that there is no impact from adopting this standard on the Company’s statement of assets and liabilities or results of operations. The Company has adopted this standard for its fiscal year ending December 31, 2014.

12. Subsequent Events

Dividend Declaration

On April 28, 2014 the Board of Directors declared a cash dividend of $0.31 per share to be paid on May 19, 2014 to shareholders of record as of May 12, 2014. This dividend represents the Company’s thirty-fifth consecutive dividend declaration since our initial public offering, bringing the total cumulative dividend declared to date to $9.37 per share.

Restricted Stock Units Grants

In April 2014, the Company granted approximately 982,000 restricted stock units pursuant to the Plans.

Portfolio Company Developments

As of March 31, 2014, the Company held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings, including Box, Inc., Dance Biopharm, Inc. and two companies which filed confidentially under the JOBS Act. In addition, subsequent to March 31, 2014 the following portfolio company completed an initial public offering:

1.	In April 2014, Glori Energy, Inc. (NASDAQ: GLRI), a Hercules portfolio company, completed a $185 million reverse merger with Infinity Cross Border Acquisition Corp. (NASDAQ: INXB) and closed a share tender offer and a warrant tender offer.

Schedule 12-14

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(Unaudited)

As of and for the three-months ended March 31, 2014

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2013 Fair Value	Gross Additions(3)	Gross Reductions (4)	As of March 31, 2014 Fair Value
Affiliate Investments
Gelesis, Inc.	Preferred Stock	—	466	26	—	492
	Preferred Warrants	—	7	—	(2)	5

Optiscan BioMedical, Corp.	Preferred Stock	—	4,552	245	—	4,797
	Preferred Warrants	—	232	3	—	235
Stion Corporation	Senior Debt	1,475	4,096	164	(91)	4,169
	Preferred Warrants	—	1,628	—	(133)	1,495

Total Control and Affliate Investments		$1,475	$10,981	$438	$(226)	$11,193

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of March 31, 2014.
(2)	Represents the total amount of interest or dividends credited to income for the period an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.

6,600,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

The date of this prospectus supplement is March 24, 2015

Joint Book-Running Managers

Wells Fargo Securities	Raymond James	Keefe, Bruyette & Woods
A Stifel Company

Lead Manager

JMP Securities

Co-Managers

BB&T Capital Markets	Wunderlich	Janney Montgomery Scott